THE NATIONAL GRID COMPANY PLC


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               CONNECTION AND USE OF SYSTEM DOCUMENTATION

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                           [CONFORMED COPY]


CONTENTS



Master Agreement

Schedule 1	NGC/Users' Details
Schedule 2	Definitions
Schedule 3	Accession Agreement

Exhibit 1	Supplemental Agreement Type 1
Exhibit 2	Supplemental Agreement Type 2
Exhibit 3	Supplemental Agreement Type 3
Exhibit 4	Supplemental Agreement Type 4
Exhibit 5	Supplemental Agreement Type 5
Exhibit 6	Supplemental Agreement Type 6
Exhibit 7	Connection Application
Exhibit 8	Connection Offer
Exhibit 9	Use of System Application (Generators)
Exhibit 10	Use of System Application (Suppliers)
Exhibit 11	Modification Application
Exhibit 12	Modification Offer
Exhibit 13	Modification Notification
Exhibit 14	Ancillary Services Agreement
Exhibit 15	Interface Agreement Type 1 (Generators)
Exhibit 16	Interface Agreement Type 2 (Suppliers)
Exhibit 17	Interface Agreement Type 3 (Suppliers - Licence


                         DATED 30TH MARCH 1990



                   THE NATIONAL GRID COMPANY PLC	(1)


                                 AND


                              OTHERS	(2)



              _________________________________________

                               MASTER
               CONNECTION AND USE OF SYSTEM AGREEMENT

              _________________________________________

                          MASTER AGREEMENT

                              CONTENTS


Clause		Title

1		Interpretation and Construction
2		Supplemental Agreements
3		Ancillary Services
4		Interface Agreement
5		Nuclear Installations
6		Principles of Ownership
7		Metering
8		NGC Obligations
9		Compliance with the Grid Code/Distribution Code
10		Modifications
11		New Connection Sites
12		General Provisions concerning Modifications and New Connection Sites
13		Additional Parties
14		Payment
15		Limitation of Liability
16		Duration and Termination
17		Events of Default/Deenergisation
18		Transfer and Subcontracting
19		Confidentiality
20		Intellectual Property
21		Force Majeure
22		Waiver
23		Notices
24		Counterparts
25		Variations
26		Dispute Resolution
27		Jurisdiction
28		Governing Law
29		Severance of Terms
30		Language

	THIS MASTER AGREEMENT is made the 30th day of March 1990 and becomes effective on the 31st day of March 1990

BETWEEN:

(1)	THE NATIONAL GRID COMPANY PLC a company registered in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns) and whose address, telex and facsimile numbers for notices are set out in Schedule 1; and

(2)	THE PERSONS whose names, registered numbers, registered
offices, and addresses, telex and facsimile numbers for notices are set out in Schedule 1 (each a "User", which expression shall include its successors and/or permitted assigns)


WHEREAS:

This Master Agreement as the following principal purposes:-

(i)	to establish a contractual framework between NGC and all
Users pursuant to which Supplemental Agreements will from time to time be made which will provide for, amongst other things:

(a)	connection of a User's Equipment at a Connection Site to the
NGC Transmission System;

(b)	the use by a User of the NCG Transmission System in
connection with the generation and/or transmission of electricity;

(c)	the payment to NGC of Connection Charges and/or Use of
System Charges; and

(ii)	to provide for the enforcement of the Grid Code.

NOW IT IS HEREBY AGREED as follows:-

INTERPRETATION AND CONSTRUCTION

1.1	In this Agreement and in each Supplemental Agreement the
words and expressions defined in Schedule 2 shall, unless the subject matter or context otherwise requires or is inconsistent therewith, apply.

1.2	In the event of any inconsistency between the provisions of
any Supplemental Agreement and this Agreement, the provisions of the Supplemental Agreement shall prevail in relation to the Connection Site which is the subject thereof to the extent that the rights and obligations of Users not party to that Supplemental Agreement are not affected.

1.3.1	If in order to comply with any obligation of this
Agreement or any Supplemental Agreement any Party is under a duty to obtain the consent or approval (including any statutory licence or permission) ("the Consent") of a third party (or the Consent of another Party to this Agreement) such obligation shall be deemed to be subject to the obtaining of such Consent which the Party requiring the Consent shall use its reasonable endeavours to obtain including (if there are reasonable grounds therefor) pursuing any appeal in order to obtain such Consent.

1.3.2	If such Consent is required from any Party to this
Agreement then such Party shall grant such Consent unless it is unable to do so or it would be unlawful for it to do so provided that such grant by such Party may be made subject to such reasonable conditions as such Party shall reasonably determine.

1.3.3	For the avoidance of doubt if the Party who is under a
duty to obtain such Consent fails to obtain such Consent having complied with this Clause 1.3 the obligation on that Party (in relation to which such Consent is required) shall cease.

1.4	In this Agreement:-

(i)	unless the context otherwise requires all references to a
particular Clause, Sub-Clause, paragraph, Schedule or Exhibit shall be a reference to that Clause, Sub-Clause, paragraph, Schedule or Exhibit in or to this Agreement and all references to a particular Appendix shall be a reference to that Appendix to a Supplemental Agreement;

(ii)	a table of Contents and headings are inserted for
convenience only and shall be ignored in construing this Agreement or a Supplemental Agreement, as the case may be;

(iii)	references to the words "include" or "including" are to
be
construed without limitation to the generality of the preceding words;

(iv)	unless the context otherwise requires any reference to an
Act to Parliament or any Part or Section or other provision of or Schedule to an Act of Parliament shall be construed, at the particular time, as including a reference to any modification, extension or re-enactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament; and

(v)	references to the masculine shall include the feminine and
references in the singular shall include the plural and vice versa and words denoting persons shall include any individual, partnership, firm, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality.

SUPPLEMENTAL AGREEMENTS

2.1	Exhibits 1 to 6 to this Master Agreement contain the forms
of agreements contemplated to be entered into pursuant to this Clause, being:-

Exhibit 1

Supplemental Agreement "Type 1", in respect of Connection Sites of Users which are in existence and Commissioned at the Transfer
Date;

Exhibit 2

Supplemental Agreement "Type 2", in respect of New Connection
Sites of Users which have not been Commissioned at the Transfer
Date;

Exhibit 3

Supplemental Agreement "Type 3", for Generators with Embedded Generating Plant or with Embedded Small Independent Generating Plant and who are acting in that capacity and who are passing power onto a Distribution System through a connection with a Distribution System Commissioned at the Transfer Date;

Exhibit 4

Supplemental Agreement "Type 4", for Generators with Embedded Generating Plant or with Embedded Small Independent Generating Plant and who are acting in that capacity and who are passing power on to a Distribution System through a connection with a Distribution System which has not been Commissioned at the Transfer Date;

Exhibit 5

Supplemental Agreement "Type 5", for Second Tier Suppliers acting in that capacity taking Energy through any Grid Supply Point and through a Distribution System owned or operated by any other person; and

Exhibit 6

Supplemental Agreement "Type 6", for Generators with Minor
Independent Generating Plant which is Embedded and who are acting in that capacity and who are Pool Members.

2.2	The Supplemental Agreements which are to be entered into
between NGC and Users who are parties to this Master Agreement as at the Transfer Date, and which are in respect of Connection Sites existing as at the Transfer Date, shall be in or substantially in the relevant exhibited form of Supplemental Agreement unless the parties thereto agree otherwise.

2.3	Any Supplemental Agreements which are entered into between
NGC and Users who are parties to this Master Agreement as at the Transfer Date, but in respect of New Connection Sites, shall be in or substantially in the relevant exhibited form of Supplemental Agreement unless the parties thereto agree otherwise.

2.4	All other Supplemental Agreements shall be in such form as
may be agreed between NGC and each User.

2.5	Obligations of Users who own or operate Distribution Systems

2.5.1	Any User who owns or operates a Distribution System
shall not Energise the connection between any Generating Plant or Small Independent Generating Plant or Minor Independent Generating Plant and its Distribution System nor permit the use of its Distribution System by the same until the person owning or operating the plant has where required completed the Use of System Application (Generators) and has entered into a Supplemental Agreement in the appropriate form (if any) with NGC and (if such person is not already a party to this Master Agreement) has where required entered into an Accession Agreement with NGC pursuant to Clause 13.

2.5.2	Any User who owns or operates a Distribution System
shall not energise the connection between any Customer of another Authorised Electricity Operator connected to such Distribution System if the Demand (Active Power) being supplied to such Customer is being purchased by such Authorised Electricity Operator pursuant to the Pooling and Settlement Agreement unless such Authorised Electricity Operator has first completed the Use of System Application (Suppliers) and has entered into a Supplemental Agreement in the appropriate form with NGC and has notified NGC of the details relevant to such Customer to be notified to NGC pursuant to such Supplemental Agreement and (if the Authorised Electricity Operator is not already a party to this Agreement) has entered into an Accession Agreement with NGC pursuant to Clause 13.

2.5.3	NGC shall notify the relevant owner or operator of the
Distribution System in writing as soon as the conditions set out in Sub-Clause 2.5.1 and Sub-Clause 2.5.2 have been satisfied in any particular case together with, if appropriate, a copy of Appendix A of Supplemental Agreement Type 5. NGC undertakes to each Party that, for so long as it is the case, NGC shall from time to time forthwith upon receipt of any written request from that Party to do so, confirm in writing to any person specified in such request that that Party is a party to this Agreement and any Supplemental Agreement specified in such request.

2.5.4	Each owner or operator of a Distribution System shall
Deenergise the connection equipment of any such User the subject of Sub-Clause 2.5.1 or Customer the subject of Sub-Clause 2.5.2 as soon as reasonably practicable following the instruction of NGC in accordance with the terms of this Agreement. NGC shall reimburse such owner or operator any expense incurred in relation to such act of Deenergisation, if any, and shall indemnify such owner or operator against any liability, loss or damage suffered by it as a result of such Deenergisation. Details of any circumstances likely to lead to such a Deenergisation shall be notified promptly by NGC to the said owner or operator. The owner or operator of a Distribution System shall promptly notify HGC when the connection equipment of any User or Customer the subject of Sub-Clauses 2.5.1 or 2.5.2 is Deenergised or Disconnected from its Distribution System or ceases to use its Distribution System as the case may be following the instruction of NGC in accordance with the terms of this Agreement.

2.6	Each and every Supplemental Agreement entered into by a User and in force from time to time will constitute a separate agreement governed by the terms of this Master Agreement and will be read and construed accordingly. For the avoidance of doubt no User shall enjoy any rights nor incur any obligations against any other User pursuant to the terms of any Supplemental Agreement.

2.7	Each and every User connected to or using the NGC
Transmission System shall be a Pool Member except for Non-
Embedded Customers being supplied by a Pool Member.

ANCILLARY SERVICES

3.1	NGC and each User agree that any Ancillary Services
agreement in respect of any Ancillary Services to be provided by the User at or from a Connection Site or New Connection Site or a site where an Embedded User is connected to a Distribution System shall be in a form to be agreed between them but based substantially on the form set out in Exhibit 14.

INTERFACE AGREEMENT

4.1	NGC and each User undertake to enter into an Interface
Agreement with each other in a form to be agreed between them but based substantially on the forms set out in Exhibits 15, 16 and 17 as appropriate in relation to Connection Site(s) and New Connection Site(s) where Interface Agreement(s) is/are required pursuant to the applicable Supplemental Agreement or otherwise.

NUCLEAR INSTALLATIONS

5.1	Save as provided in Sub-Clause 5.2 below notwithstanding
anything to the contrary contained in this Agreement (but subject to the following proviso), in circumstances affecting a generator of nuclear electricity (a "Nuclear Generator") in which:-

(a)	a breach of any of the matters specified in Sub-Clause 5.4
below may be reasonably anticipated; and

(b)	there is no defence (other than that provided for under this
Sub-Clause) available to the Nuclear Generator in respect of the breach referred to in Sub-Clause 5.1(a);

the Nuclear Generator shall be entitled to take any action or refrain from taking any action which is reasonably necessary in order to avert the breach referred to in Sub-Clause 5.1(a) and each and every provision of this Agreement shall be read and construed subject to this Clause, Provided that the Nuclear Generator shall:-

(i)	make reasonable efforts to verify the factors that it takes
into account in its assessment of the circumstances and anticipated breach referred to above; and

(ii)	use its best endeavours to comply with the relevant
provision in a manner which will not cause the Nuclear Generator to breach any of the matters specified in Sub-Clause 5.4 below.

5.2	Sub-Clauses 5.1 and 5.3 shall not apply in relation to the
provisions of SDCI, SDC2 and SDC3 of the Grid Code which will apply with full force and effect notwithstanding the.occurrence of the circumstances referred to in Sub-Clause 5.1(a) (including those.provisions specified in Sub-Clause 5.4 which relate to Safety of Personnel and Plant).

5.3	Save as provided in Sub-Clause 5.2 above notwithstanding
anything in this Agreement, the Nuclear Generator shall be entitled upon giving reasonable notice to all affected Parties to require any Party to take any reasonable and proper action whatsoever to the extent necessary in order to comply with (or avert an anticipated breach of) any of the matters specified in Sub-Clause 5.4 below.

5.4	The matters referred to in Sub-Clauses 5.1 and 5.3 above are any covenant, agreement, restriction, stipulation, instruction, provision, condition or notice contained, or referred to, in a licence for the time being in force, granted in accordance with the Nuclear Installations Act 1965 (or legislation amending, replacing or modifying the same) or any consent, or approval issued, or to take effect from time to time, under such licence, any emergency arrangements, operating rules or other matters from time to time, under such licence, any emergency arrangements, operating rules or other matters from time to time approved by the relevant authority under, or pursuant to, any such agreements, restrictions, stipulations, instructions, provisions, conditions or notices.

5.5	The Nuclear Generator shall indemnify and keep indemnified
any Party for any loss, damage, costs and expenses incurred by that Party as a consequence of any action of that Party pursuant to Sub-Clause 5.3 (to the extent that the action was not required by any licence or agreement binding on that Party).

5.6	Notwithstanding the fact that any action or inaction allowed by Clause 5.1 above does not constitute a breach of this Agreement or an Event of Default under Clause 17 below, the Nuclear Generator shall be liable to the other Parties to this Agreement for any loss, claims, costs, liabilities and expenses arising from such action or inaction to the extent only that such loss, claims, costs, liabilities and expenses (had it arisen as a result of a breach of this Agreement) would not have been limited or excluded under the provisions of Clause 15 below.

PRINCIPLES OF OWNERSHIP

6.1	Ownership - electrical boundaries

Subject to the Transfer Scheme or any contrary agreement in this Agreement, any Supplemental Agreement or elsewhere the division of ownership of Plant and Apparatus shall be at the electrical boundary, such boundary to be determined in accordance with the following principles:-

(i)	in relation to Plant and Apparatus located between the NGC
Transmission System and a Power Station, the electrical boundary is at the busbar clamp on the busbar side of the busbar isolators on Generators and Power Station transformer circuits;

(ii)	save as specified in Clause 6.1 (iii) below, in relation to
Plant and Apparatus located between the NGC Transmission System and a Distribution System, the electrical boundary is at the busbar clamp on the bus barside of the.Distribution System voltage busbar selector isolator(s) of the NGC.Transmission
System circuit or, if a conventional busbar does not exist, an equivalent isolator. If no isolator exists an agreed bolted connection at or adjacent to the tee point shall be deemed to be an isolator for these purposes;

(iii)	in relation to Plant and Apparatus located between the
NGC Transmission System and a Distribution System and owned by NGC but designed for a voltage of 132KV or below, the electrical boundary is at the busbar clamp on the bus bar side of the busbar selector isolator on the Distribution System circuit or, if a conventional busbar does not exist, an equivalent isolator. If no isolator exists, an agreed bolted connection at or adjacent to the tee point shall be deemed to be an isolator for these purposes; and

(iv)	in the case of a metal clad switchgear bay the electrical
boundary will be the equivalent of those specified in this Clause
6.1 save that:-

(a) for rack out switchgear, the electrical boundary will be at the busbar shutters;

(b) for SF6 switchgear, the electrical boundary will be at the gas zone separators on the busbar side of the busbar selection devices.

6.2	If a User wants to use transformers of specialised design
for unusual load characteristics at the electrical boundary, NGC shall own such transformers but the User shall pay NGC for the proper and reasonable additional cost thereof as identified by NGC in the Offer covering such transformers. In this Sub-Clause
6.2 "unusual load characteristics" means loads which have characteristics which are significantly different from those of the normal range of domestic, commercial and industrial loads (including loads which vary considerably in duration or magnitude).

6.3	For the avoidance of doubt nothing in this Clause 6 shall
effect any transfer of ownership in any Plant or Apparatus.

METERING

7.1	Each User consents to NGC having access to and copies of all meter readings taken from Energy Metering Equipment pursuant to the Pooling and Settlement Agreement in any Financial Year for the purposes of calculating Connection Charges and Use of System Charges due from Users or for the purpose of operating the NGC Transmission System. Such access and copies shall be obtained from the Settlement System Administrator appointed under the Pooling and Settlement Agreement from time to time provided always that if the Settlement System Administrator fails to provide such access and copies at NGC's request the User shall supply any such meter readings in the possession of the User direct to NGC.

7.2	The relationship between the Parties hereto with respect to
Energy Metering Equipment shall be regulated by Part XV of the Pooling and Settlement Agreement.

7.3	In respect of Operational Metering Equipment owned by one
Party and in respect of which access and rights to deal with such Operational Metering Equipment are not set down in any other document the Parties shall grant each other such access and other rights as are reasonably necessary to enable them to perform their obligations under this Agreement and the Grid Code upon presentation of a suitable indemnity and the Parties shall take such action as may be necessary to regularise the position forthwith thereafter.

NGC OBLIGATIONS

8.1	NGC agrees with each User to make available, plan, develop,
operate and maintain the NGC Transmission System in accordance with the NGC Transmission Licence and with the Grid Code subject to any Derogations from time to time.


COMPLIANCE WITH THE GRID CODE/DISTRIBUTION CODE

9.1	Subject to Sub-Clause 9.3 each Party agrees with each other
Party to be bound by and to comply in all respects with the provisions of the Grid Code in so far as applicable to that Party.

9.2	Subject to Sub-Clause 9.3 each Party agrees with each other
Party to be bound by and to comply in all respects with the provisions of the relevant Distribution Code(s) in so far as applicable to that Party except as may be otherwise provided in any agreement for connection to a Distribution System.

9.3	Neither NGC nor a User need comply with the Grid Code or any relevant Distribution Code(s) to the extent (if any) that:-

(i) either the Director has issued directions relieving NGC or that User from the obligation under its respective licence to comply with the Licence Standards, the Grid Code or any relevant Distribution Code(s) in respect of such parts of the Grid Code or any relevant Distribution Code(s) respectively as may be specified in those directions or to the extent that NGC and a User which does not have a Licence under the Act can and have so agreed in any Supplemental Agreement in relation to any Connection Site or New Connection Site and/or Derogated Plant; or

(ii)	(in the case of a User) the Grid Code relates to the
provision by that User of any Ancillary Services unless there is an Ancillary Services Agreement in force between that User and NGC for the payment by NGC for such Ancillary Services; or-

(iii)	(in the case of NGC) the Grid Code imposes any
obligation on NGC to make.available Additional Scheduling Data
(as defined in the Grid Code) before 31st December 1990.

9.4	In this Sub-Clause 9.4 the following expressions shall bear
the following meanings:

"Required Standard"
in relation to an item of
Derogated Plant, the respective
standard required of that item
(which shall not exceed that
required by the Grid Code or
the Licence Standards, as the
case may be) as specified in or
pursuant to the relevant
Derogation;

"Back Stop Date''
in relation to an item of
Derogated Plant, the date by
which it is to attain its
Required Standard, as specified
in or pursuant to the relevant
Derogation

Each User undertakes to NGC and NGC undertakes to each User to use all reasonable endeavours to carry out such works as are necessary to ensure that each item of Derogated Plant owned or operated by that User or NGC (as appropriate) is brought up to the Required Standard applicable to it no later than the Back-Stop Date applicable to it.

9.5	The terms and provisions of the Fuel Security Code shall
prevail to the extent that they are inconsistent with the Grid
Code or any Distribution Code and the Parties' obligations under this Agreement shall be construed accordingly.

MODIFICATIONS

10.1	No Modification may be made by or on behalf of a User or NGC otherwise than in accordance with the provisions of this Clause
10.

10.2	Modifications Proposed by Users

10.2.1	If a User wishes to make a Modification it shall
complete and submit to NGC a Modification Application and comply with the terms thereof.

10.2.2	NGC shall make the Modification Offer to that User as
soon as practicable and (save where the Director consents to a longer period) in any event not more than 3 months after receipt by NGC of the Modification Application. The Modification Offer shall include details of any variations NGC proposes to make to the Supplemental Agreement which applies to the Connection Site in question. During such period NGC and the User concerned shall discuss in good faith the implications of the proposed Modifications.

10.2.3	The Modification Offer shall remain open for acceptance
for 3 months from the date of its receipt by that User unless either that User or NGC makes an application to the Director under Condition 10C of the NGC Transmission Licence, in which event the Modification Offer shall remain open for acceptance by that User until the date 14 days after any determination by the Director pursuant to such application.

10.2.4	If the Modification Offer is accepted by that User the
Supplemental Agreement relating to the Connection Site in question shall be varied to reflect the terms of the Modification
Offer and the Modification shall proceed according to the terms of the Supplemental Agreement as so varied.

10.3	Modifications proposed by NGC

10.3.1	If NGC wishes to make a Modification to the NGC
Transmission System, NGC shall complete and submit to each User a Modification Notification and shall advise each User of any works which NGC reasonably believes that User may have to carry out as a result.

10.3.2	Any User which considers that it shall be required to
make a Modification (an "Affected User Modification") as a result of the Modification proposed by NGC (an "Affected User") may as soon as practicable after receipt of the Modification Notification and (save where the Director consents to a longer period) within the period stated therein (which shall be sufficient to enable the User to assess the implications of the proposed Modification and in any event shall not be less than 3 months) may make an application to the Director under Condition 10C of the Transmission Licence.

10.3.3	As soon as practicable after the receipt of the
Modification Notification or, if an application to the Director has been made, the determination by the Director, and in any event within two months thereof, each Affected User shall complete and submit a Modification Application to NGC and comply with the terms thereof. No fee shall be payable by any User to NGC in respect of any such Modification Application.

10.3.4	Once a Modification Application has been made by a User
pursuant to Sub-Clause 10.3.2 the provisions of Sub-Clauses
10.2.2, 10.2.3 and 10.2.4 shall thereafter apply.

10.4	To the extent that the provisions of the Nuclear Site
Licence Provisions Agreement (being an agreement dated 30th March 1990 between NGC and Nuclear Electric plc and described as such) relate to Modifications (either by a User or by NGC) as (and only as) between the parties to such agreement they shall prevail over the provisions of this Clause 10 to the extent that they are inconsistent.

NEW CONNECTION SITES

11.1	If a User wishes to connect a New Connection Site it shall
complete and submit to NGCa Connection Application and comply with the terms thereof.

11.2	Without prejudice to Condition 10B4 of the NGC Transmission
Licence NGC shall make a Connection Offer to that User as soon as practicable after receipt of the Connection Application and (save where the Director consents to a longer period) in any event not more than 3 months after receipt by NGC of the Connection Application.

11.3	The Connection Offer shall remain open for acceptance for 3
months from its receipt by that User unless either that User or NGC makes an application to the Director under Condition 10C of the NGC Transmission Licence, in which event the Connection Offer shall remain open for acceptance until the date 14 days after any determination by The Director pursuant to such application.

11.4	If the Connection Offer is accepted by that User the
connection shall proceed according to the terms of the Supplemental Agreement entered into consequent upon acceptance of the Offer.

GENERAL PROVISIONS CONCERNING MODIFICATIONS AND NEW CONNECTION SITES

12.1	Subject to the payment of its Reasonable Charges, if any, as provided for in this sub-clause NGC undertakes to each User to provide all advice and assistance reasonably requested by that User to enable that User adequately to assess the implications (including the feasibility) of making a Modification to the User's Equipment or the User's System (whether such Modification is to be made at the request of NGC or of the User) or of constructing a New Connection Site (including adequately assessing the feasibility of making any Connection Application or considering the terms of any Connection Offer). If the proposed Modification by the User is or may be required as a result of a Modification proposed by NGC then NGC shall provide such advice and assistance free of charge. If the proposed Modification is or may be proposed by the User or if the advice and assistance is in respect of a New Connection Site NGC may charge the User
Reasonable Charges for such advice and assistance. The provision of such advice and assistance shall be subject to any confidentiality obligations binding on NGC and that User.

12.2	When giving such advice and assistance NGC shall comply with
Good Industry Practice.

12.3	NGC shall have no obligation to compensate any User (the
"First User") for the cost or expense of any Modification required to be made by any User as a result of any NGC Modification under Sub-Clause 10.3.1. Where such NGC Modification is made as a result of the construction of a New Connection Site or a Modification for another User(the "Other User"), the Other User shall compensate the First User for the reasonable and proper cost and expense of any Modifications required to be made by the First User as a result of that NGC Modification. Such compensation shall be paid to the First User by the Other User within thirty days of production to the Other User of a receipted invoice (together with a detailed breakdown of such reasonable costs and expenses) for the expenditure which has been incurred by the First User.

12.4	Modification Offers and Connection Offers conditional upon
other Modification Offers and Connection Offers

If at the time of making any Offer or Modification Offer or Connection Offer to a User ("the Second Offer") there is an outstanding Modification Offer(s) or Connection Offer(s) to another User(s) ("the First Offer") which if accepted would affect the terms of the Second Offer NGC shall at the time of making the Second Offer

(i)	inform the recipient(s) of both the First Offer(s) and
Second Offer(s) in writing that there is another Offer outstanding which might affect them; and

(ii)	be entitled to make the First Offer(s) and Second Offer(s)
conditional upon other outstanding Offers not having been or being accepted; and

(iii)	be entitled to vary the terms of either Offer if the
other Offer is accepted first on the same procedures as those set out in Clauses 10.2.2 to 10.2.4 or 11.2 to 11.4 inclusive as the case may be.

ADDITIONAL PARTIES

13.1	The Parties shall admit as an additional party to this
Master Agreement any person who accepts a Connection Offer from NGC or any new Embedded User (the "New Party") and who is not at the time already a Party. Such admission shall take effect by way of Accession Agreement prepared by NGC at the expense and cost of the New Party and to be executed by NGC for itself and on behalf of all other Parties. Upon execution of the Accession Agreement by NGC and the New Party and subject to the terms and conditions of that Accession Agreement, the New Party shall become a Party for all purposes of this Agreement.

13.2	Each Party hereby authorises and instructs NGC to sign any
such Accession Agreement on its behalf and undertakes not to withdraw, qualify or revoke any such authority or instruction at any time.

13.3	NGC shall promptly notify all Parties in writing that the
New Party has become a Party.

PAYMENT

14.1	NGC will invoice Users for Connection Charges and/or Use of
System Charges due under each Supplemental Agreement in the following manner:-

(i)	in the case of recurrent monthly charges other than the
Energy related charges identified in Appendix D to the relevant Supplemental Agreement NGC shall despatch an invoice on or before the 15th day of the month for the charges due in relation to that month;

(ii)	in the case of the Energy related recurrent monthly charges
identified in Appendix D to the relevant Supplemental Agreement
NGC shall despatch an invoice on or before the 1st day of a month covering the charges due in relation to the period expiring on the 15th day of the preceding month and commencing on the 16th day of the month before that;

(iii)	unless otherwise specified in this Agreement where
charges are payable other than monthly NGC shall despatch an invoice not less than 30 days prior to the due date for payment specified in the relevant Appendix to the Supplemental Agreement.

14.2	Payment

Users shall pay NGC Connection Charges and/or Use of System
Charges due under each Supplemental Agreement in the following manner:-

(i)	in the case of recurrent monthly charges on the 15th day of
the month in which NGC's invoice therefor was despatched (if despatched on the first day of that month) or, in all other cases, on the 15th day of the month following the month in which NGC's invoice therefor was despatched unless, in any such case, the said date is not a Business Day in which case payment shall
	be made on the next Business Day;

(ii)	unless otherwise specified in this Agreement where charges
are payable other than monthly within 30 days of the date of NGC's invoice therefor.

14.3	All payments hereunder shall be made by the variable direct
debit method or such other form of bankers automated payment as shall be approved by NGC to the account number, bank and branch specified by NGC in Schedule I or in the case of sums payable to a User the account number, bank and branch of the User set out in
Schedule I (or such other account and/or bank as NGC or a User may from time to time notifying writing to the other).

14.4	If any Party fails to pay on the due date any amount
properly due under this Agreement such Party shall pay to the Party to whom such amount is due interest on such overdue amount from and including the date of-such failure to (but excluding) the date of actual payment (as well after as before judgement) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time. Interest shall accrue from day to day.

14.5	All sums payable by one Party to the other pursuant to this
Agreement whether of charges, interest or otherwise shall (except to the extent otherwise required by law) be paid in full, free and clear of and without deduction set off or deferment in respect of sums the subject of any disputes or claims whatsoever save for sums the subject of a final award or judgement (after exhaustion of all appeals if this opportunity is taken) or which by agreement between NGC and those Parties may be so deducted or set-off.

14.6	All amounts specified hereunder or under any Supplemental
Agreement shall be exclusive of any Value Added Tax or other similar tax.

14.7	If upon the request of any User the Director determines that the NGC Connection Charges and/or Use of System Charges payable by that User (including any variations thereof) have not been calculated strictly in accordance with the terms of the statements prepared for the purposes of Condition 10 of the NGC Transmission Licence (setting out the basis upon which the charges for use of system and for connection to the NGC
Transmission System will be made) NGC shall pay to such User an amount in respect of each charging period equal to the amount (if any) by which the User has been overcharged as a result, together with interest thereon from the date upon which such charges were paid until the date of payment of such interest. Such interest shall accrue from day to day at the rate specified in Sub-Clause 14.4.

LIMITATION OF LIABILITY

15.1	Subject to Sub-Clauses 15.5, 2.5.4 and 5.5 and any
liquidated damages provisions of any Supplemental Agreement and the payment adjustment provisions of the relevant Ancillary Services Agreement and save where any provision of this Agreement provides for an indemnity each Party agrees and acknowledges that no Party (the "Party Liable") nor any of its officers, employees or agents shall be liable to any of the other Parties for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach in respect of:-

15.1.1 physical damage to the property of any of the other
Parties, or its or their respective officers, employees or agents; and/or

15.1.2 the liability of any such other Party to any other person for loss in respect of physical damage to the property of any other person.

15.2	Nothing in this Agreement shall exclude or limit the
liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified each of the other Parties, its officers, employees or agents, from and against all such and any loss or liability which any such other Party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents.

15.3	Subject to Sub-Clauses 15.5, 2.5.4 and 5.5 and any
liquidated damages provision of any Supplemental Agreement and save where any provision of this Agreement provides for an indemnity, neither the Party Liable nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to any of the other Parties for:-

15.3.1	any loss of profit, loss of revenue, loss of use, loss
of contract or loss of goodwill; or

15.3.2	any indirect or consequential loss; or

15.3.3	loss resulting from the liability of any other Party to
any other person howsoever and whensoever arising save as provided in Sub-Clauses 15.1.2 and 15.2.

15.4	The rights and remedies provided by this Agreement to the
Parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including without limitation any rights any Party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the Parties hereby waives to the fullest extent possible all such rights and remedies provided by common law or statute, and releases a Party which is liable to another (or others), its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

15.5	Save as otherwise expressly provided in this Agreement, this
Clause 15 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this Clause 15 shall exclude or restrict or otherwise prejudice or affect any of:-

15.5.1	the rights, powers, duties and obligations of any Party
which are conferred or created by the Act, the Licence or the Regulations; or

15.5.2	the rights, powers, duties and obligations of the
Director or the Secretary of State under the Act, any Licence or otherwise howsoever.

15.6	Each of the Sub-Clauses of this Clause 15 shall:-

15.6.1	be construed as a separate and severable contract term,
and if one or more of such Sub-Clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such Sub-Clauses shall remain in full force and effect and shall continue to bind the Parties; and

15.6.2	survive termination of this Agreement.

15.7	Each Party acknowledges and agrees that each of the other
Parties holds the benefit of Sub-Clauses 15.1 and 15.2 and 15.3 above for itself and as trustee and agent for its officers, employees and agents.

15.8	Each Party acknowledges and agrees that the provisions of
this Clause 15 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

15.9	For the avoidance of doubt, nothing in this Clause 15 shall
prevent or restrict any Party enforcing any obligation (including suing for a debt) owed to it under or pursuant to this Agreement.


DURATION AND TERMINATION

16.1	This Agreement shall continue in relation to each User until terminated in accordance with this Clause 16 or pursuant to Clause 17.

16.2	A User shall automatically cease to be a Party to this
Agreement upon termination of all Supplemental Agreements entered into by that User.

16.3	Termination or expiry of a particular Supplemental Agreement shall not, of itself, cause the relevant User to cease to be a Party to this Agreement.

16.4	Termination or a person ceasing to be a Party to this
Agreement shall not affect any rights or obligations of any Party which may have accrued to the date of termination or expiry and shall not affect any continuing obligations of any Party under this Agreement.

16.5	Following termination of this Agreement Clause 19 shall
remain in full force and effect.

EVENTS OF DEFAULT/DEENERGISATION

17.1	It shall be an event of default if:-

(i)	a User shall fail to pay (other than by inadvertent error in funds transmission which is discovered by NGC, notified to that User and corrected within 2 Business Days thereafter) any amount properly due or owing from that User to NGC pursuant to this Agreement and such failure continues unremedied for 7 Business
Days after the due date for payment; or

(ii)	in respect of a User:-

(a)	an order of the High Court is made or an effective
resolution passed for its insolvent winding up or dissolution; or


(b)	a receiver (which expression shall include an administrative receiver within the meaning of Section 29 Insolvency Act 1986) of the whole or any material part of its assets or undertaking is disappointed; or

(c)	an administration order under Section 8 of the Insolvency
Act 1986 is made or if a voluntary arrangement is proposed under
Section I of that Act; or

(d)	a User enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Director); or

(e)	any of the events referred to in (a) to (d) above has
occurred and is continuing and a User is unable to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986 save that such sections shall have effect as if for o750 there was inserted o250,000 and a User shall not be deemed to be unable to pay its debts if any demand for payment is being contested in good faith by that User with recourse to all appropriate measures and procedures)

and in any such case within 28 days of his appointment the liquidator, receiver, administrative receiver, administrator, nominee or other similar officer has not provided to NGC a guarantee of future performance by the User of this Agreement and all Supplemental Agreements to which the User is a party in such form and amount as NGC may reasonably require

17.2	Provided that at the time the failure specified in
Sub-Clause 17.1(i) is still continuing or the circumstances referred to in Sub-Clause 17.1 (ii) still exist NGC may having given 48 hours notice of an event of default Deenergise all of the User's Equipment which is the subject of a Supplemental Agreement with that User or may as appropriate instruct the operator of a Distribution System to Deenergise such User's Equipment provided that prior to Deenergisation the User may refer the matter to the Disputes Resolution Procedure.

17.3	If notice is given to a User in accordance with Clause
60.1.3 or 60.2.2 of Part XVII of the Pooling and Settlement Agreement and that User shall fail to take such action as is referred to in Clause 60.4.1 of Part XVII of the Pooling and Settlement Agreement within 48 hours after the date of any such notice referred to therein, NGC may Deenergise the User's Equipment.

17.4	If the event of default under Sub-Clause 17.2 or 17.3 is
still continuing six months after the later of Deenergisation and the conclusion of the Disputes Resolution Procedure in favour of NGC, NGC may Disconnect all that User's Equipment at each Connection Site where that User's Equipment is connected and:-

(i) NGC and that User shall remove any of the User's Equipment and NGC Assets on the other Party's land within 6 months or such longer period as may be agreed between the Parties concerned;

(ii) that the User shall pay to NGC forthwith all Termination
Amounts; and

(iii) that the User shall cease to be a Party to this Agreement.

TRANSFER AND SUBCONTRACTING

18.1	The rights, powers, duties and obligations of a User under
this Agreement or Any Supplemental Agreement are personal to that User and that User may not assign or transfer the benefit or burden of this Agreement save in the following circumstances:-

(i)	upon the disposal by that User of the whole of its business
or undertaking it shall have the right to transfer its rights and obligations under this Agreement and all relevant Supplemental Agreements to the purchaser thereof on condition that the purchaser if not already a User enters into an Accession
Agreement with NGC under Clause 13 and confirms to NGC in writing either that all of the technical or related conditions, data, information, operational issues or other matters specified in or pursuant to the relevant Supplemental Agreement(s) or Grid Code by the User seeking the transfer will remain unchanged or, if any such matters are to be changed, the purchaser first notifies NGC in writing of such changes which NGC will consider promptly and in any event within 28 days of receiving notice of such change and until such consideration is complete the transfer shall not be effective. If having considered such changes NGC in its reasonable opinion does not consider the proposed changes reasonably satisfactory to NGC it shall consult with the User seeking to undertake such transfer and pending the outcome thereof to NGC's reasonable satisfaction the transfer shall not be effective provided always that the User may refer any dispute to the Disputes Resolution Procedure. Such transfer shall become effective once the changes are reasonably satisfactory to NGC or have been determined to be so under the Disputes Resolution Procedure;

(ii)	upon the disposal by a User of part of its business
undertaking comprising User's Equipment at one or more Connection Sites that User shall have the right to transfer its rights and obligations under all relevant Supplemental Agreements to the purchaser thereof on condition that the purchaser (if not already a User) enters into an Accession Agreement with NGC under Clause 13 and confirms to NGC in writing either that all of the technical or related conditions, data, information, operational issues or other matters specified in or pursuant to the relevant Supplemental Agreement(s) or Grid Code by the User seeking the transfer will remain unchanged or, if any such matters are to be changed, the purchaser first notifies NGC in writing of such changes which NGC will consider promptly and in any event within 28 days of receiving notice of such change and until such consideration is complete the assignment shall not be effective. If having considered such changes NGC in its reasonable opinion does not consider the proposed changes reasonably satisfactory to NGC it shall consult with the User seeking to undertake such transfer and pending the outcome thereof to NGC's reasonable satisfaction the transfer shall not be effective provided always that the User may refer any dispute to the Disputes Resolution Procedure. Such transfer shall become effective once the changes are reasonably satisfactory to NGC or have been determined to be so under the Disputes Resolution Procedure:

(iii) a User may assign or charge its benefit under this Agreement and any Supplemental Agreements in whole or in part by way of security.

18.2	Each Party shall have the right to sub-contract or delegate
the performance of any of its obligations or duties arising under this Agreement or any Supplemental Agreement including activities envisaged by the Grid Code without the prior consent of any other Party. The sub-contracting by a Party of the performance of any obligations or duties under this Agreement or any Supplemental Agreement or of any activities envisaged by the Grid Code shall not relieve that Party from liability for performance of such obligation or duty.

CONFIDENTIALITY  Confidentiality for NGC and its subsidiaries

19.1	NGC and its subsidiaries in each of their capacities in this
Agreement shall secure that Protected Information is not:-

19.1.1	divulged by Business Personnel to any person unless
that person is an Authorised Recipient;

19.1.2	used by Business Personnel for the purposes of
obtaining for NGC or any of its subsidiaries or for any other person:-

(a)	any electricity licence; or

(b)	any right to purchase or otherwise acquire, or to distribute electricity (including rights under any electricity purchase contract, as defined in the NGC Transmission Licence); or

(c)	any contract or arrangement for the supply of electricity to
Customers or Suppliers; or

(d)	any contract for the use of any electrical lines or
electrical plant belonging to or under the control of a Supplier;
or

(e)	control of any body corporate which, whether directly or
indirectly, has the benefit of any such licence, contract or arrangement; and

19.1.3	used by Business Personnel for the purpose of carrying
on any activities other than Permitted Activities except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

19.2	Nothing in Sub-Clause 19.1 shall apply:-

19.2.1	to any Protected Information which, before it is
furnished to Business Personnel, is in the public domain; or

19.2.2	to any Protected Information which, after it is
furnished to Business Personnel: -

(a) 	is acquired by NGC or any subsidiary of NGC in circumstances in which Sub-Clause 19.1 does not apply; or

(b)	is acquired by NGC or any subsidiary of NGC in circumstances in which Sub-Clause 19.1 does apply and thereafter ceases to be subject to the restrictions imposed by such Sub-Clause; or

(c) 	enters the public domain, and in any such case otherwise
than as a result of a breach by NGC or any subsidiary of NGC of its obligations in Sub-Clause 19.1, or a breach by the person who disclosed the Protected Information of that person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach; or

19.2.3	to the disclosure of any Protected Information to any
person if NGC or any subsidiary of NGC is required or expressly permitted to make such disclosure to such person:-

(a)	in compliance with the duties of NGC or any subsidiary under the Act or any other requirement of a Competent Authority; or

(b)	in compliance with the conditions of the Transmission
Licence or any document referred to in the Transmission Licence with which NGC or any subsidiary of NGC is required by virtue of the Act or the NGC Transmission Licence to comply; or

(c)	in compliance with any other requirement of law; or

(d)	in response to a requirement of any stock exchange or
regulatory authority or the Panel on Take-overs and Mergers; or

(e)	pursuant to the Arbitration Rules for the Electricity Supply
Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to NGC or any of its Subsidiaries; or

(f)	in compliance with the requirements of Section 35 of the Act and with the provisions of the Fuel Security Code; or

19.2.4	to any Protected Information to the extent that NGC or
any of its subsidiaries is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including this Agreement, the Grid Code, the Distribution Codes and the Fuel Security Code) with the Party to whose affairs such Protected Information relates.

19.3	NGC and each of its subsidiaries may use all and any
information or data supplied to or acquired by it, from or in relation to the other Parties in performing Permitted Activities including for the following purposes:-

19.3.1	the operation and planning of the NGC Transmission
System;

19.3.2	the calculation of charges and preparation of offers of
terms for connection to or use of the NGC Transmission System;

19.3.3	the operation and planning of the Ancillary Services
Business and the calculation of charges therefor;

19.3.4	the operation of the Settlements Business;

19.3.5 the provision of information under the British Grid
Systems Agreement and the EdF Documents;

and may pass the same to subsidiaries of NGC which carry out such activities and the Parties hereto agree to provide all information to NGC and its subsidiaries for such purposes.

19.4	NGC undertakes to each of the other Parties that, having
regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected {information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any Business Person:-

19.4.1	who has notified NGC or the relevant subsidiary of his
intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is:-

(a)	authorised by licence or exemption to generate, transmit or
supply electricity; or

(b)	an electricity broker or is known to be engaged in the
writing of electricity purchase contracts (as defined in the NGC
Transmission Licence); or

(c)	known to be retained as a consultant to any such person who
is referred to in (a) or (b) above; or

19.4.2 who is to be transferred to the Generation Business, save where NGC or such subsidiary could not, in all the circumstances, reasonably be expected to refrain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

19.5	Without prejudice to the other provision of this Clause 19
NGC shall procure that any additional copies made of the Protected Information whether in hard copy or computerised form, will clearly identify the Protected Information as protected.

19.6	NGC undertakes to use all reasonable endeavours to procure
that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of this duties.

19.7	Without prejudice to Clause 19.3, NGC and each of its
subsidiaries may use and pass to each other all and any Period Metered Demand data supplied to or acquired by it and all any information and data supplied to it pursuant to Section OC6 of the Grid Code for the purposes of Demand Control (as defined in the Grid Code), but in each case only for the purposes of its estimation and calculation from time to time of the variable "system maximum ACS demand" (as defined in Condition 4 of the NGC Transmission Licence).

19.8	NGC shall secure that Protected Information which is subject to the provisions of Clause
19.1 and which relates to the cost of Reactive Power provided by each individual Generator is not divulged to any Business Person engaged in the provision of static compensation for use by the Grid Operator (as defined in the Pooling and Settlement
Agreement).

19.9	Any information regarding, or data acquired by the
Settlement System Administrator or its agent from Energy Metering Equipment at Sites which are a point of connection to a Distribution System shall and may be passed by the Settlement System Administrator or his agent to the operator of the relevant Distribution System. The said operator of the relevant Distribution System may only use the same for the purposes of the operation of such Distribution System and the calculation of charges for use of and connection to the Distribution System.

Confidentiality other than for NGC and its subsidiaries

19.10	Each User hereby undertakes with each other User and
with NGC and its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except in the circumstances set out in Sub-Clause 19.11 or to the extent otherwise expressly permitted by this Agreement or with the prior consent in writing of the Party to whose affairs such Confidential Information relates.

19.11	The circumstances referred to in Sub-Clause 19.10 are:-

19.11.1	where the Confidential Information, before it is
furnished to the User, is in the public domain; or

19.11.2	where the Confidential Information, after it is
furnished to the User:-

(a)	is acquired by the User in circumstances in which Sub-Clause
19.10 does not apply; or

(b)	is acquired by the User in circumstances in which Sub-Clause
19.10 does apply and thereafter ceases to be subject to the restrictions imposed by Sub-Clause 19.10; or

(c)	enters the public domain, and in any such case otherwise
than as a result of a breach by the User of its obligations in Sub-Clause 19.10 or a breach by the person who is disclosed that Confidential Information of that person's confidentiality obligation and the User is aware of such breach; or

19.11.3	if the User is required or permitted to make disclosure
of the Confidential Information to any person:-

(a)	in compliance with the duties of the User under the Act or
any other requirement of a Competent Authority; or

(b)	in compliance with the conditions of any Licence or any
document referred to in any Licence with which the User is required to comply; or

(c)	in compliance with any other requirement of law; or

(d)	in response to a requirement of any stock exchange or
regulatory authority or the Panel on Take-overs and Mergers; or

(e) pursuant to the arbitration Rules for the Electricity Supply
Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to the User, or

19.11.4	where Confidential Information is furnished by the User
to the employees, directors, agents, consultants and professional advisors of the User, in each case on the basis set out in Sub-Clause 19.12.

19.12	With effect from the date of this Agreement the User
shall adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under Clause 19.10. These procedures are:-

19.12.1	the Confidential Information will be disseminated
within the User only on a "need to know" basis;

19.12.2	employees, directors, agents, consultants and
professional advisers of the User in receipt of Confidential
Information will be made fully aware of the User's obligations of confidence in relation thereto; and

19. 12.3	any copies of the Confidential Information, whether in
hard copy or computerised form, will clearly identify the Confidential Information as confidential.

19.13	For the avoidance of doubt, data and other information
which any Party is permitted or obliged to divulge or publish to any other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

19.14	Notwithstanding any other provision of this Agreement,
the provisions of this Clause 19 shall continue to bind a person after its cessation as a Party for whatever reason.

20.	INTELLECTUAL PROPERTY

All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party, its officers, employees, agents or consultants during the currency of this Agreement or any Supplemental Agreement shall vest in such Party as sole beneficial owner thereof save where the Parties agree in writing otherwise.

21.	FORCE MAJEURE

If any Part of (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Master Agreement and the relevant Supplemental Agreement shall remain in effect but:-

(a)	the Non-Performing Party's relevant obligations;

(b)	the obligations of each of the other Parties owed to the
Non-Performing Party under this Agreement and/or the relevant
Supplemental Agreement as the case may be; and

(c)	any other obligations of such other Parties under this
Agreement owed between themselves which the relevant Party is unable to carry out directly as a result of the suspension of the Non-Performing Party's obligations shall be suspended for a period equal to the circumstance of Force Majeure provided that:

(i)	the suspension of performance is of no greater scope and of
no longer duration than is required by the Force Majeure;

(ii)	no obligations of any Party that arose before the Force
Majeure causing the suspension of performance are excused as a result of the Force Majeure;

(iii)	the Non-Performing Party gives the other Parties prompt
notice describing the circumstance of Force Majeure, including the nature of the occurrence and its expected duration, and continues to furnish regular reports with respect thereto during the period of Force Majeure;

(ivi)	the Non-Performing Party uses all reasonable efforts to
remedy its inability to perform; and

(v)	as soon as practicable after the event which constitutes
Force Majeure the Parties shall discuss how best to continue their operations so far as possible in accordance with this Agreement, any Supplemental Agreement and the Grid Code.

22.	Waiver

No delay by or omission of any Party in exercising any right, power, privilege or remedy under this Master Agreement or any Supplemental Agreement or the Grid Code shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

NOTICES

23.1	Save as otherwise expressly provided in this Agreement, any
notice or other communication to be given by one Party to another under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party set out in Schedule 1 to this Agreement for the purpose and marked for the attention of the company secretary or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause 23 to the Party giving the relevant notice or other communication to it.

23.2	Save as otherwise expressly provided in this Agreement, any
notice or other communication to be given by any Party to any other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

23.2.1	in the case of delivery by hand, when delivered; or

23.2.2	in the case of first class prepaid post, on the second
day following the day of posting or (if sent airmail from overseas) on the fifth day following the day of posting; or

23.2.3	in the case of telex, on the transmission of the
automatic answer-back of the address (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of.transmission; or

23.2.4	in the case of facsimile, on acknowledgement by the
addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

24.	COUNTERPARTS.

This Agreement and any Supplemental Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

25.	VARIATIONS.

25.1	No variations to this Master Agreement shall be effective
unless made in writing and signed by or on behalf of all the Parties. The Parties shall effect any amendment required to be made to this Master Agreement by the Director as a result of a change in the Transmission Licence or an order or direction made pursuant to the Act or a Licence or as a result of settling the terms of any Supplemental Agreement and each Party hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

25.2	NGC and each User acknowledges that, because there has been
insufficient time to discuss and agree the details of the Appendices to each Supplemental Agreement, those details may be inaccurate. Accordingly,

(a)	each User and NGC undertake to discuss in good faith the
correct identification of the details of each part of Appendix F of each Supplemental Agreement entered into between NGC and the User with a view to amending the same as necessary to reflect the correct position. To the extent that agreement on the correct position cannot be reached within 12 months after the date of that Supplemental Agreement the matter shall be referred to arbitration for determination in accordance with Clause 26 of this Agreement and such details shall be amended accordingly following such agreement or determination (as the case may be); and

(b)	during the Financial Year ending 31st March 1991 each User
and NGC undertake to discuss in good faith the correct identification of the details of each part of Appendix A to D of each Supplemental Agreement entered into between NGC and the User. In relation to Appendix A of each Supplemental Agreement, NGC undertakes to establish a new asset register, specifying all Plant and Apparatus owned by NGC which is necessary to connect each User's Equipment to the NGC Transmission System at each Connection Site, during the course of the Financial Year ending
31 st March 1991 in accordance with paragraph 2.2 of Appendix E to such Supplemental Agreement. Such new asset register shall, provided that NGC has complied with such paragraph 2.2, take effect from Ist April 1991. Following the establishment of such new asset register, each such Appendix A and any provisions of the relevant Supplemental Agreement which refer to it shall, to the extent appropriate, be amended accordingly.

2.6	DISPUTE RESOLUTION

26.1	Save where expressly stated in this Agreement to the
contrary and subject to any contrary provision of the Act, any Licence, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between any one or more Parties hereto shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

26.2	Whatever the nationality, residence or domicile of any Party to this Agreement and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in section 34 thereof) to 1979 shall apply to any such arbitration wherever the same or any part of it shall be conducted.

26.3	Subject always to Sub-Clause 26.6 below, if any tariff
customer (as defined in Section 22(4) of the Electricity Act
1989) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act
1984) against one
or more persons, any of which is a Party to this Agreement (the "Defendant Party"), and the Defendant Party, and the Defendant Party wishes to make a Third Party Claim (as defined in Sub-Clause 26.5 below) against any other Party to this Agreement ("the Other Party") which would but for this Sub-Clause have been a dispute or difference referred to arbitration by virtue of Sub-Clause 26.1 above then, notwithstanding the provisions of Sub-Clause 26.1 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the Third Party Claim not only between the tariff customer and the Defendant Party but also between either or both of them and any Other Party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the court.

26.4	Where a Defendant Party makes a Third Party Claim against
any Other Party and such Other Party wishes to make a Third Party Claim against a further Party the provisions of Sub-Clause 26.3 above shall apply mutatis mutandis as if such Party had been the Defendant Party and similarly in relation to any such further Party.

26.5	For the purposes of this Clause 26 "Third Party Claim" shall mean:-

(a)	any claim by a Defendant Party against any other Party
(whether or not already a party to the legal proceedings) for any contribution or indemnity, or

(b)	any claim by a Defendant Party against such an Other Party
for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the tariff customer, or

(c)	any requirement by a Defendant Party that any question or
issue relating to.or connected with the subject matter of the legal proceedings should be determined not only as between the tariff customer and the Defendant Party but also as between either or both of them and an Other Party (whether or not already a party to the legal proceedings).

26.6	Sub-Clause 26.3 above shall apply only if at the time the
legal proceedings are commenced no arbitration has been commenced between the Defendant Party and an Other Party raising or involving the same or substantially the same issues as would be raised by or involved in the Third Party Claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.

27.	JURISDICTION

27.1	Subject and without prejudice to Clause 26 and to Sub-Clause
27.4 below, all the Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement including the Grid Code and any Supplemental Agreement and that accordingly any suit, action or proceeding (together in this Clause 27 referred to as "Proceedings") arising out of or in connection with this Agreement and any Supplemental Agreement may be brought in such courts.

27.2	Each Party irrevocably waives any objection which it may
have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause.27 and any claim that any such Proceedings have been brought in an inconvenient forum.and further irrevocably agrees that judgement in any Proceedings brought in the English.courts shall be conclusive and binding upon such Party and may enforced in the courts.of any other jurisdiction.

27.3	Each Party which is not incorporated in any part of England
and Wales agrees that if.it does not have, or shall cease to have, a place of business in England and Wales it will.promptly appoint, and shall at all times maintain, a person in England and Wales.irrevocably to accept service of process on its behalf in any Proceedings in England.

27.4	For the avoidance of doubt nothing contained in Sub-Clauses
27.1 to 27.3 above shall be taken as permitting a Party to commence Proceedings in the courts where this Agreement otherwise provides for Proceedings to be referred to arbitration.

28.	GOVERNING LAW.

This Agreement and each Supplemental Agreement shall be governed by and construed in all respects in accordance with English law.

29.	SEVERANCE OF TERMS

If any provision of this Agreement or any Supplemental Agreement is or becomes or is declared invalid, unenforceable or illegal by the courts of any competent jurisdiction to which it is subject or by order of any other Competent Authority such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Agreement or any Supplemental Agreement which shall continue in full force and effect notwithstanding such invalidity, unenforceability or illegality.

30.	LANGUAGE

Each notice, instrument, certificate or other document to be given by one Party to another under this Agreement shall be in the English language.

IN WITNESS WHEREOF the hands of the duly authorised representatives of the Parties the date first above written

THE NATIONAL GRID COMPANY PLC



BY	E. CHEFNEUX
E. Chefneux




NATIONAL POWER PLC



BY	A. SWANSON
A. Swanson




POWERGEN PLC





BY	D.J. JACKSON
D.J. Jackson




NUCLEAR ELECTRIC PLC





BY	R. MELVILLE
R. Melville




THE NATIONAL GRID COMPANY PLC

(PUMPED STORAGE DIVISION)



BY	E. CHEFNEUX
E. Chefneux




BRITISH NUCLEAR FUELS PLC





BY	J.J.R. RYCROFT
J.J.R. Rycroft




UNITED KINGDOM ATOMIC ENERGY
AUTHORITY





BY	R. PECKOVER
R. Peckover




CENTRAL POWER LTD





BY	R.D. MURRAY
R.D. Murray




EASTERN ELECTRICITY PLC





BY	W.G. WATSON
W.G. Watson




EAST MIDLANDS ELECTRICITY PLC





BY	P.J. CHAMP
P.J. Champ




LONDON ELECTRICITY PLC





BY	C.L. MYERS
C.L. Myers




MANWEB PLC





BY	C.W. LEONARD
C.W. Leonard




MIDLANDS ELECTRICITY PLC





BY	R.D. MYURRAY
R.D. Myurray




NORTHERN ELECTRIC PLC





BY	J.A. HARMSWORTH
J.A. Harmsworth




NORWEB PLC





BY	A. CROWDER
A. Crowder




SEEBOARD PLC





BY	S.M. WIDE
S.M. Wide




SOUTHERN ELECTRIC PLC





BY	J. HART
J. Hart




SOUTH WALES ELECTRICITY PLC





BY	J.W. EVANS
J.W. Evans




SOUTH WESTERN ELECTRICITY PLC





BY	M.J. CARSON
M.J. Carson




YORKSHIRE ELECTRICITY GROUP PLC





BY	A.W.J. COLEMAN
A.W.J. Coleman





SCHEDULE l

NGC/USERS

NAME	NOTICES

BANK DETAILS
(and registered
number)
(and registered
office)

(address as registered office
unless otherwise)
	stated)


	(telex
number)
	(fax number)



THE NATIONAL GRID COMPANY PLC		TELEX 25815 2366977	FAX 01-620 8547
National Grid House
Sumner Street,
London SE I 9JU

NATIONAL POWER PLC				TELEX: 883141 2366963	FAX: 01-634 5811
Sudbury House
15 Newgate Street
London EC1A 7AU

POWERGEN PLC					TELEX: 881 1400 2366970 FAX: 01-826 2890
53 New Broad Street,
London EC2M 1JJ

NUCLEAR ELECTRIC PLC				TELEX: 883141 2264251 FAX: 01-634 7282
Barnett Way
Sudbury House
Barnwood 15 Newgate Street
Gloucester GL4 7RS					London EC1A 7AU

THE NATIONAL GRID COMPANY PLC
(PUMPED STORAGE DIVISION)
(details as above)

BRITISH NUCLEAR FUELS PLC 			TELEX: 627581 1002607 FAX 0925 822711
Warrington Road
Risley
Warrington
Cheshire WA3 6AS

UNITED KINGDOM ATOMIC ENERGY		TELEX: 22565
AUTHORITY						FAX: 01 930 8403
11 Charles II Street,
AEA Technology
London SW1Y 4QP
Winfrith
Dorchester
Dorset DT2 8DH

CENTRAL POWER LIMITED				TELEX: 338 092 2251099 	FAX: 021 423 1907
Mucklow Hill
Halesowen
West Midlands B62 8BP

EASTERN ELECTRICITY PLC			TELEX: 98123 2366906	FAX: 0473-601036
P O Box 40
Wherstead
Ipswich IP9 2AQ

EAST MIDLANDS ELECTRICITY PLC		TELEX: 37424 2366923	FAX: 0602 209789
P O Box 4
North P D O
398 Coppice Road
Arnold
Nottingham NG5 7HX

LONDON ELECTRICITY PLC			TELEX: 885342 2366852	FAX: 01-242 2815
Templar House
81-87 High Holborn
London WC1V 6NU

MANWEB PLC					TELEX: 61277 2366937	FAX: 0244 377269
Sealand Road
Chester CH1 4LR

MIDLANDS ELECTRICITY PLC			TELEX: 338092 2366928	FAX: 021 422331
Mucklow Hill
Halesowen
West Midlands B62 8BP

NORTHERN ELECTRIC PLC			TELEX: 53324 2366942	FAX: 091 235 2109
Carliol House
Newcastle-Upon-
Tyne NE99 1SE

NORWEB PLC					TELEX: 6695971 2366949	FAX: 061 875 7360
Talbot Road
Manchester M16 0HQ

SEEBOARD PLC				TELEX: 87230 2366867	FAX: 0273 21705
Grand Avenue
Hove
East Sussex BN3 2LS

SOUTHERN ELECTRIC PLC			TELEX: 848282 2366879	FAX: 0628 827124
Littlewick Green
Maindenhead
Berks. SL6 3QB

SOUTH WALES ELECTRICITY PLC		TELEX: 498331 2366985	FAX: 0222 777759
St Mellons
Cardiff CF3 9XW

SOUTH WESTERN ELECTRICITY PLC	TELEX: 2366894	FAX: 0454 616369
800 Park Avenue
Aztec West
Almondsbury
Avon BS12 4SE

YORKSHIRE ELECTRICITY			TELEX: 55128 GROUP PLC
FAX: 0532 892123
2366995
Scarcroft
Leeds LS14 3HS

SCHEDULE 2

DEFINITIONS

"Accession Agreement" 	an agreement in or substantially
in the form set out in Schedule
3.

"The Act" 	the Electricity Act 1989.

"Active Power" 	the product of voltage and the
in phase component of
alternating current measured in
units of watts and standard
multiples thereof i.e. 1000
watts = 1kW 1000 kW = 1MW 1000
MW, IGW 1000 GW, 1TW.

"Affiliate" 	in relation to NGC means any
holding company or subsidiary of
NGC or any subsidiary of a
holding company of NGC, in each
case within the meaning of
Sections 736, 736A and 736B of
the Companies Act 1985 as
substituted by Section 144 of
the Companies Act 1989 and if
that section is not in force at
the date of this Agreement as if
such latter section were in
force at such date.

"Agency Business" 	any business of NGC or any
Affiliate or Related Undertaking
in the purchase or other
acquisition or sale or other
disposal of electricity as agent
for any other Authorised
Electricity Operator.

"This Agreement" 	this Agreement including the
Schedules and any Supplemental
Agreements and the Appendices
thereto as the same may be
amended, extended, supplemented,
novated or modified in
accordance with the terms hereof
from time to time provided that
each Supplemental Agreement
shall constitute an agreement
separate from each other
Supplemental Agreement.

"Agreed Ancillary Services" 	Commercial Ancillary Services
and Part 2 System Ancillary
Services.

"Ancillary Service" 	a System Ancillary Service
and/or a Commercial Ancillary
Service as the case may be.

"Ancillary Services Business" 	the business of NGC or any
Affiliate or Related Undertaking
as operator of NGC's
Transmission System in the
acquisition and/or sale (other
than as part of the Generation
Business) of Ancillary Services.

"Annual Average Cold Spell (ACS) Conditions"

a particular combination of
weather elements which gives
rise to a level of peak Demand
within an NGC Financial Year
which has a 50% chance of being
exceeded as a result of weather
variation alone.

"Apparatus" 	all equipment in which
electrical conductors are used,
supported or of which they may
form a part.

"Authorised Electricity Operator"

any person (other than NGC in
its capacity as operator of the
NGC Transmission System) who is
authorised to generate, transmit
or supply electricity and for
the purposes of Condition 10A to
10C inclusive of the
Transmission Licence shall
include any person who has made
application to be so authorised
which application has not been
refused and any person
transferring electricity to or
from England and Wales across an
interconnector or who has made
application for use of
interconnector which has not
been refused.

"Authorised Recipient" 	in relation to any Protected
Information, means any Business
Person who, before the Protected
Information had been divulged to
him by NGC or any Subsidiary of
NGC, had been informed of the
nature and effect of Sub-Clause
19.1 of the Master Agreement and
who requires access to such
Protected Information for the
proper performance of his duties
as a Business Person in the
course of Permitted Activities.

"Black Start Capability"	as defined in the Grid Code.

"Business Day" 	any week day other than a
Saturday on which banks are open
for domestic business in the
City of London.

"Business Person" 	any person who is a Main
Business Person or a Corporate
Functions Person and Business
Personnel shall be construed
accordingly.

"Central Despatch" 	the process of Scheduling and
issuing direct instructions by
NGC referred to in paragraph 1
of Condition 7 of the
Transmission Licence.

"Charging Rules" 	the provisions of Appendix E to
the Supplemental Agreements.

"Commercial Ancillary Services'"

Ancillary Services, other than
System Ancillary Services
utilised by NGC in operating the
Total System if a User has
agreed to provide them under a
Supplemental Agreement with
payment being dealt with under
an Ancillary Services Agreement
or in the case of Externally
Interconnected Parties or
External Pool Members (as
defined in the Grid Code) under
any other agreement. A
nonexhaustive list of commercial
Ancillary Services is set out
below:

Frequency Control by means of a
Pumped Storage Unit Spinning in
Air

Frequency Control by means of
adjustment to a Pumped Storage
Unit Pumping Programme

Frequency Control by means of
Demand reduction

Reactive Power supplied by means
of synchronous or static
compensators

Hot Standby

	In addition, there is also the
Ancillary Service of cancelled
start which arises as part of
the ordinary operational
instruction of Generating Units
and therefore needs no separate
capability description. Defined
terms used in this definition
are defined in the Grid Code.

"Commissioned" 	in respect of Plant and
Apparatus commissioned before
the Transfer Date means Plant
and Apparatus recognised as
having been commissioned
according to the commissioning
procedures current at the time
of commissioning and in respect
of Plant and Apparatus
commissioned after the Transfer
Date means Plant and/or
Apparatus certified by the
Independent Engineer as having
been commissioned in accordance
with the relevant Commissioning
Programme.

"Competent Authority" 	the Secretary of State, the
Director and any local or
national agency, authority,
department, inspectorate,
minister, ministry, official or
public or statutory person
(whether autonomous or not) of,
or of the government of, the
United Kingdom or the European
Community.

"Confidential Information" 	all data and other information
supplied to a User by another
Party under the provisions of
this Agreement.

"Connection Application" 	an application for a New
Connection Site in the form or
substantially in the form set
out in Exhibit 7.

"Connection Charges" 	charges made or levied or to be
made or levied for the carrying
out (whether before or after the
date on which the NGC
Transmission Licence comes into
force) of works and provision
and installation of electrical
plant, electric lines and
ancillary meters in constructing
entry and exit points on NGC's
Transmission System, together
with charges in respect of
maintenance and repair of such
items in so far as not otherwise
recoverable as Use of System
Charges, all as more fully
described in the Transmission
Licence, whether or not such
charges are annualised.

"Connection Conditions" or "CC"	that portion of the Grid Code
which is identified as the
Connection Conditions.

"Connection Offer" 	an offer for a New Connection
Site in the form or
substantially in the form set
out in Exhibit 8 including any
revision or extension of such
offer.

"Connection Site" 	each location more particularly
described in the relevant
Supplemental Agreement at which
a User's Equipment and the NGC
Assets required to connect that
User to the NGC Transmission
System are situated. If two or
more Users own or operate Plant
and Apparatus which is connected
at any particular location that
location shall constitute two
(or the appropriate number of)
Connection Sites.

"Connection Site Demand Capability"

the capability of a Connection
Site to take power to the
maximum level forecast by the
User from time to time and
forming part of the Forecast
Data supplied to NGC pursuant to
the Grid Code together with such
margin as NGC shall in its
reasonable opinion consider
necessary having regard to NGC's
duties under its Transmission
Licence.

"Control Telephony" 	as defined in the Grid Code.

"Corporate Functions Person" 	any person who is:

(a)	a director of NGC; or

(b)	an employee of NGC or any
of its Subsidiaries
carrying out any
administrative, finance or
other corporate services of
any kind which in part
relate to the Main
Business; or

(c)	engaged as an agent of or
adviser to or performs work
in relation to or services
for the Main Business.

''Customer" 	A person to whom electrical
power is provided (whether or
not he is the provider of such
electrical power) other than
power to meet Station Demand of
that person.

"Data Registration Code" or "DRC"

the portion of the Grid Code
which is identified as the Data
Registration Code is identified
as the Data Registration Code.

"Decommission" 	cessation of use by a User of
that User's Equipment at any
given Connection Site for a
continuous period exceeding 12
months pursuant to the relevant
Supplemental Agreement.

"Deenergisation" or "Deenergise(d)"

the movement of any isolator,
breaker or switch or the removal
of any fuse whereby no
Electricity can flow to or from
the relevant System through the
User's Equipment.

"Demand" 	the demand of MW and MVAr of
electricity (i.e both Active
Power and Reactive Power)
,unless otherwise stated.

"Derogation" 	a direction issued by the
Director relieving a Party from
the obligation under its Licence
to comply with such parts of the
Grid Code or any Distribution
Code or in the case of NGC the
Transmission Licence as may be
specified in such direction and
"Derogated" shall be construed
accordingly.

"Derogated Plant" 	shall mean Plant or Apparatus
which is the subject of a
Derogation.

"Despatch" 	the issue by NGC of instructions
for Generating Plant to achieve
specific Active Power and
Reactive Power Levels or target
voltage levels within Generation
Scheduling and Despatch
Parameters and by stated times.

"Detailed Planning Data" 	detailed additional data which
NGC requires under the PC in
support of Standard Planning
Data.

"Directive" 	includes any present or future
directive, requirement,
instruction, direction or rule
of any Competent Authority, (but
only, if not having the force of
law, if compliance with the
Directive is in accordance with
the general practice of persons
to whom the Directive is
addressed) and includes any
modification, extension or
replacement thereof then in
force

"Director" 	the Director General of
Electricity Supply appointed for
the time being pursuant to
Section 1 of the Act.

"Disconnection" 	permanent physical disconnection
of a User's Equipment at any
given Connection Site which
permits removal thereof from the
Connection Site or removal of
all NGC's Assets therefrom (as
the case may be).

"Disputes Resolution Procedure" 	arbitration pursuant to the
arbitration rules of the
Electricity Supply Industry
Arbitration Association in force
from time to time.

"Distribution Code(s)" 	the Distribution Code(s) drawn
up by Public Electricity
Suppliers pursuant to the terms
of their respective Licences) as
from time to time revised in
accordance with those Licences.

"Distribution System" 	the system consisting (wholly or
mainly) of electric lines owned
or operated by any Authorised
Electricity Operator and used
for the distribution of
electricity from Grid Supply
Points or generation sets or
other entry points to the point
of delivery to Customers or
Authorised Electricity
Operators, and includes any
Remote Transmission Assets
operated by such Authorised
Electricity Operator and any
electrical plant and meters
owned or operated by the
Authorised Electricity Operator
in connection with the
distribution of electricity, but
shall not include any part of
NGC's Transmission System.

"Earthing" 	as defined in the Grid Code.

"the EdF Documents" 	as defined in the Pooling and
Settlement Agreement.

"Electricity" 	Active Energy and Reactive
Energy (in each case as defined
in the Pooling and Settlement
Agreement.

"Embedded" 	a direct connection to a
Distribution System or the
System of any other User to
which Customers and/or Power
Stations are connected.

"Energisation" or "Energise(d)"	the movement of any isolator,
breaker or switch or the
insertion of any fuse so as to
enable Energy to flow from and
to the relevant System through
the User's Equipment.

"Energy" 	the electrical energy produced,
flowing or supplied by an
electric circuit during a time
interval, being the integral
with respect to time of the
power, measured in units of
watt-hours or standard multiples
thereof i.e.

	1000 Wh = 1kWh
	1000 kWh = 1MWh
	1000 Mwh = 1GWh
	1000 Gwh = 1TWh.

"Energy Metering Equipment" 	has the meaning given to the
phrase "Metering Equipment" in
the Pooling and Settlement
Agreement.

"Energy Metering System" 	has the meaning given to the
phrase "Metering System" in the
Pooling and Settlement
Agreement.

"Estimated Demand" 	the forecast Demand (Active
Power) data filed with NGC
pursuant to paragraph 1.2 of the
Charging Rules.

"Executive Committee" 	the committee established
pursuant to Clause 14.1 of the
Pooling and Settlement
Agreement.

"Financial Year" 	the period of 12 months ending
on 31st March in each calendar
year.

"FMS Date"	has the meaning given in the
Pooling and Settlement
Agreement.

"Force Majeure" 	in relation to any Party any
event or circumstance which is
beyond the reasonable control of
such Party and which results in
or causes the failure of that
Party to perform any of its
obligations under this Agreement
including act of God, strike,
lockout or other industrial
disturbance, act of the public
enemy, war declared or
undeclared, threat of war,
terrorist act, blockade,
revolution, riot, insurrection,
civil commotion, public
demonstration, sabotage, act of
vandalism, lightning, fire,
storm, flood, earthquake,
accumulation of snow or ice,
lack of water arising from
weather or environmental
problems, explosion, fault or
failure of Plant and Apparatus
(which could not have been
prevented by Good Industry
Practice), governmental
restraint, Act of Parliament,
other legislation, bye law and
Directive (not being any order,
regulation or direction under
Section 32, 33, 34 and 35 of the
Act) provided that lack of funds
shall not be interpreted as a
cause beyond the reasonable
control of that Party.

"Fuel Security Code" 	the document of that title
designated as such by the
Secretary of State as from time
to time amended.

"Generation Business"	the authorised business of NGC
or any Affiliate or Related
Undertaking in the generation of
electricity or the provision of
Ancillary Services, in each case
from pumped storage and from the
Kielder hydro electric
generating station.

"Generation Licence" 	the licence granted to a
Generator pursuant to Section
6(1)(a) of the Act.

"Generating Plant" 	a Power Station subject to
Central Despatch.

"Generating Unit" 	unless otherwise provided in the
Grid Code any Apparatus which
produces electricity.

"Generator" 	a person who generates
electricity under licence or
exemption under the Act.

"Good Industry Practice" 	in relation to any undertaking
and any circumstances, the
exercise of that degree of
skill, diligence, prudence and
foresight which would reasonably
and ordinarily be expected from
a skilled and experienced
operator engaged in the same
type of undertaking under the
same or similar circumstances.

"Grid Code" 	the Grid Code drawn up pursuant
to the Transmission Licence, as
from time to time revised in
accordance with the Transmission
Licence.

"Grid Supply Point" 	a point of delivery from the NGC
Transmission System to a
Distribution System or a Non-
Embedded Customer.

"Gross Asset Value" 	the value calculated by NGC in
accordance with recognised
accounting principles and
procedures as published by NGC
from time to time.

"High Voltage" 	a voltage exceeding 650 volts.

"Independent Generating Plant" 	a Power Station not subject to
Central Despatch.

"Intellectual Property" 	patents, trade marks, service
marks, rights in designs, trade
names, copyrights and topography
rights (whether or not any of
the same are registered and
including applications for
registration of any of the same)
and rights under licences and
consents in relation to any of
the same and all rights or forms
of protection of a similar
nature or having equivalent or
similar effect to any of the
same which may subsist anywhere
in the world.

"Interconnectors" 	the electric lines and
electrical plant and meters
owned or operated by NGC solely
for the transfer of electricity
to or from the NGC Transmission
System into or out of England
and Wales.

"Interconnectors Business" 	the business of NGC or any
Affiliate or Related Undertaking
in the operation of any
interconnector.

"Isolation" 	as defined in the Grid Code.

"Licence" 	any licence granted pursuant to
Section 6 of the Act.

"Licence Standards" 	the standards to be met by NGC
under Condition 12 of the
Transmission Licence.

"Local Safety Instructions" 	as defined in the Grid Code.

"Main Business" 	any business of NGC or any of
its Subsidiaries as at the
Transfer Date or which it is
required to carry on under the
Transmission Licence, other than
the Generation Business.

"Main Business Person" 	any employee of NGC or any
director or employee of its
Subsidiaries who is engaged
solely in the Main Business and
"Main Business Personnel" shall
be construed accordingly.

"Master Agreement" 	the Agreement to which this is
Schedule 2, excluding any
Supplemental Agreements.

"Material Effect" 	an effect causing a Party to
effect any works or to alter the
manner of operation of its Plant
and/or Apparatus at the
Connection Site or the site of
connection which in either case
involves that Party in
expenditure of more than
o10,000.

"Maximum Export Capacity" 	the maximum amount of power to
be passed into the NGC
Transmission System at the
Connection Site as notified by
the User to NGC as part of the
Registered Data from time to
time.

"Minor Independent Generating Plant"

Any Independent Generating Plant
with a Registered Capacity of
less than 50 MW.

"Modification" 	any actual or proposed
replacement, renovation,
modification, alteration, or
construction by or on behalf of
a User or NGC to either that
Party's Plant or Apparatus or
the manner of its operation
which has or may have a Material
Effect on another Party at a
particular Connection Site.

"Modification Application" 	an application in the form or
substantially in the form set
out in Exhibit 11.

"Modification Notification" 	a notification in the form or
substantially in the form set
out in Exhibit 13.

"Modification Offer" 	an offer in the form or
substantially in the form set
out in Exhibit 12, including any
revision or extension of such
offer.

"Natural Demand" 	the Demand (Active Power) which
is necessary to meet the needs
of Customers excluding that
Demand (Active Power) met by
Embedded Generating Units which
is to be paid for otherwise than
pursuant to the Pooling and
Settlement Agreement.

"Net Asset Value" 	the Gross Asset Value of the NGC
Asset in question less
depreciation over the
Replacement Period calculated in
accordance with recognised
accounting principles and
procedures.

"New Connection Site" 	a proposed Connection Site in
relation to which there is no
Supplemental Agreement in force
between the Parties.

"NGC Assets" 	the Plant and Apparatus owned by
NGC necessary to connect the
User's Equipment to the NGC
Transmission System at any
particular Connection Site in
respect of which NGC charges
Connection Charges (if any) as
listed or identified in Appendix
A to the Supplemental Agreement
relating to each such Connection
Site.

"NGC Engineering Charges" 	Reasonable Charges for time
spent by NGC engineers and other
staff in relation to NGC
Transmission System development
and related services as
published from time to time by
NGC.

"NGC Transmission System" 	the system consisting (wholly or
mainly) of high voltage electric
lines owned or operated by NGC
and used for the transmission of
electricity from one Power
Station to a substation or to
another Power Station or between
substations or to or from any
External Interconnection and
includes any Plant and Apparatus
and meters owned or operated by
NGC in connection with the
transmission of electricity but
does not include any Remote
Transmission Assets.

"Non-embedded Customer" 	a Customer except for a PES
receiving electricity direct
from the NGC Transmission System
irrespective of from whom it is
supplied.

"Operating Code" or "OC" 	the portion of the Grid Code
which is identified as the
Operating Code.

"Operation Diagrams" 	as defined in the Grid Code.

"Operational" 	in relation to a Connection Site
means that the same has been
Commissioned (which for the
avoidance of doubt does not
necessarily include
commissioning of Generating
Units connected at the
Connection Site) and that the
User can use such User's
Equipment to undertake those
acts and things capable of being
undertaken by Pool Members.

"Operational Effect" 	any effect on the operation of
any System which causes that
System to operate (or be at a
materially increased risk of
operating) differently to the
way in which it would have
normally operated in the absence
of that effect.

"Operational Intertripping" 	the automatic tripping of
circuit breakers to prevent
abnormal system conditions
occurring, such as over voltage,
overload, system instability
etc. after the tripping of other
circuit breakers following power
system fault(s) which includes
System to Generating Plant and
System to Demand intertripping
schemes.

"Operational Metering Equipment"

meters, instrument transformers
(both voltage and current),
transducers, metering protection
equipment including alarms
circuitry and their associated
outstations as may be necessary
for the purpose of CC.6.5.5 of
the Grid Code and the
corresponding provision of the
relevant Distribution Code.

"Operator" 	has the meaning defined in the
Pooling and Settlement
Agreement.

"Part 1 System Ancillary Services"

Ancillary Services which are
required for System reasons and
which must be provided by Users
in accordance with the
Connection Conditions. An
exhaustive list of Part 1 System
Ancillary Services is included
in the Grid Code (in that part
of CC8.1 headed Part 1) namely:

	Reactive Power supplied
otherwise than by means of
synchronous or static
compensators

	Frequency Control by means of
Frequency Sensitive Generation.

"Part 2 System Ancillary Services"

Ancillary Services which are
required for System reasons and
which must be provided by a User
if the User has agreed to
provide them under a
Supplemental Agreement. A
nonexhaustive list of Part 2
System Ancillary Services is
included in the Grid Code (in
that part of CC8.1 headed Part
2) namely:-

	Frequency Control by means of
Gas Turbine Unit Fast Start.

	Frequency Control by means of
Pumped Storage Unit Fast Start.

	Black Start Capability.

"Party" 	each person for the time being
and from time to time party to
the Master Agreement and any
successor(s) in title to, or
permitted assign(s) of, such
person;

"Payment Date" 	a date for payment of NGC
Connection Charges and/or Use of
System Charges, determined in
accordance with Sub-Clause 14.2
of the Master Agreement.

"Permitted Activities" 	activities carried on for the
purposes of the Main Business.

"PES Supply Business Demand" 	the Demand (Active Power) of any
PES which is attributable to
each Grid Supply Point.

"Planning Code or PC" 	that portion of the Grid Code
which is identified as the
Planning Code.

"Plant" 	fixed and moveable items used in
the generation and/or supply
and/or transmission of
electricity other than
Apparatus.

"Pool Member" 	any person who is admitted to
membership in accordance with
the Pooling and Settlement
Agreement.

"Pooling and Settlement Agreement"

the agreement of that title for
the time being approved (or to
be approved) by the Secretary of
State or by the Director as from
time to time amended and, where
the context so permits, includes
the agreement known as the
Initial Settlement Agreement of
even date with the above
agreement, and made between the
parties to the above agreement
as at such date.

"Power Station" 	An installation comprising one
or more Generating Units (even
where sited separately) owned
and/or controlled by the same
Generator, which may reasonably
be considered as being managed
as one Power Station.

"Protected Information" 	any information relating to the
affairs of a Party which is
furnished to Business Personnel
pursuant to this Agreement or
pursuant to a direction under
section 34 of the Act or
pursuant to the provisions of
the Fuel Security Code unless,
prior to such information being
furnished, such Party has
informed the recipient thereof
by notice in writing or by
endorsement on such information,
that the said information is not
to be regarded as Protected
Information.

"Public Electricity Supplier or "PES"

a holder of a Public Electricity
Supply Licence.

"Public Electricity Supply Licence"

a licence issued under Section
6(1)(c) of the Act.

"Reasonable Charges" 	reasonable cost reflective
charges comparable to charges
for similar services obtainable
in the open market.

"Registered Capacity" 	the normal full load capacity of
a Generating Unit as declared by
the Generator, less the MW
consumed by the Generating Unit
through the Generating Unit's
unit transformer when producing
the same.

"Registered Data" 	those items of Standard Planning
Data and Detailed Planning Data
which upon connection become
fixed (subject to any subsequent
changes).

"Registrant" 	has the meaning defined in the
Pooling and Settlement
Agreement.

"Regulations"" 	the Electricity Supply
Regulations 1988 or any
amendment or reenactment
thereof.

"Related Undertaking" 	in relation to NGC means any
undertaking in which NGC has a
participating interest as
defined by Section 260(1 ) of
the Companies Act 1985 as
substituted by Section 22 of the
Companies Act 1989 and if that
latter section is not in force
at the date of this Agreement as
if such latter section were in
force at such date.

"Remote Transmission Assets" 	any Plant and Apparatus or
meters owned by NGC which (a)
are embedded in a Distribution
System or a User System and
which are not directly connected
by Plant and/or Apparatus owned
by NGC to a substation owned by
NGC and (b) are by agreement
between NGC and such PES or User
under the direction and control
of such PES or User.

"Replacement Period" 	in relation to an NGC Asset, the
period commencing on the date on
which such NGC Asset is or was
originally Commissioned, after
which it is assumed for
accounting purposes such NGC
Asset will need to be replaced,
which shall be 40 years unless
otherwise agreed between the
Parties to a supplemental
Agreement and recorded in the
relevant Supplemental Agreement.

"Safety Coordinator(s)" 	a person or persons nominated by
NGC and each User to be
responsible for the coordination
of Safety Precautions (as
defined in the Grid Code) at
each Connection Point when work
and/or testing is to be carried
out on a system which
necessitates the provision of
Safety Precautions on HV
Apparatus, pursuant to OC8.

"Safety Rules"	the rules of NGC or a User that
seek to ensure that persons
working on Plant and/or
Apparatus to which the rules
apply are safeguarded from
hazards arising from the System.

"Scheduling" 	the process of compiling and
issuing a Generation Schedule
(as that expression is defined
in the Grid Code) as set out in
SDC1.

"SDC or Scheduling and Despatch Code"

that portion of the Grid Code
which specifies the Scheduling
and Despatch process.

"Second Tier Supplier" or "STS" 	a holder of a Second Tier
Supply
Licence.

"Second Tier Supply Licence" 	a licence granted under Section
6(2)(a) of the Act.

"Separate Business" 	each of the Transmission,
Settlements, Generation,
Interconnectors and Ancillary
Services Businesses taken
separately from one another and
from any other business of NGC,
but so that where all or any
part of such business is carried
out by an Affiliate or Related
Undertaking of NGC such part of
the business as is carried out
by that Affiliate or Related
Undertaking shall be
consolidated with any other such
business of NGC (and of any
other Affiliate or Related
Undertaking) so as to form a
single Separate Business.

"Settlements Business" 	means the business of NGC or any
Affiliate or Related Undertaking
as settlement system
administrator under the Pooling
and Settlement Agreement.

"Site Common Drawings" 	as defined in the Grid Code.

"Site Responsibility Schedule" 	a schedule containing the
information and prepared on the
basis of the provisions set out
in Appendix 1 of the CC.

"Small Independent Generating Plant"

any Independent Generating Plant
with a Registered Capacity of 50
MW or more.

"Station Demand" 	in respect of any generating
station and Generator, means
that consumption of electricity
(excluding any supply to any
Customer of the relevant
Generator who is neither such
Generator nor a member of a
qualifying group of which such
Generator is a part) from the
NGC Transmission System or a
Distribution System at premises
on the same site as such
generating station, with
premises being treated as on the
same site as each other if they
are: (i) the same premises; (ii)
immediately adjoining each
other; or (iii) separated from
each other only by road, railway
or watercourse or by other
premises (other than a pipeline,
electric line or similar
structure) occupied by the
consumer in question or by any
other person who together with
that consumer forms a qualifying
group; and for the purpose of
this definition "generating
station" and "qualifying group"
shall have the meanings given
those expressions when used in
the Electricity (Class
Exemptions from the Requirement
for a Licence) Order 1990.

"STS Demand" 	the Demand (Active Power) of any
STS which is attributable to
each Grid Supply Point.

"Supplemental Agreement" 	has the meaning set out in
Clause 2 of the Master Agreement

"Supplier" 	a Public Electricity Supplier or
Second Tier Supplier.

"System" 	any User System or the NGC
Transmission System as the case
may be.

"Termination Amount" 	in relation to a Connection
Site, the amount calculated in
accordance with paragraph 4 of
the Charging Rules.

"Total System" 	the NGC Transmission System and
all User Systems in England and
Wales.

"Transfer Date" 	2400 hours on 30th March 1990.

"Transfer Scheme" 	the transfer scheme made by
Central Electricity Generating
Board established under Section
66 of the Act or by the
Secretary of State under Section
69 of the Act.

"Transmission Business" 	the authorised business of NGC
or any Affiliate or Related
Undertaking in the planning,
development, construction and
maintenance of the NGC
Transmission System (whether or
not pursuant to directions of
the Secretary of State made
under Section 34 or 35 of the
Act) and the operation of such
system for the transmission of
electricity, including any
business in providing
connections to the NGC
Transmission System but shall
not include (i) any other
Separate Business or (ii) any
other business (not being a
Separate Business) of NGC or any
Affiliate or Related Undertaking
in the provision of services to
or on behalf of any one or more
persons.

"Transmission Licence" 	the licence granted to NGC under
Section 6(1)(b) of the Act.

"Undertaking" 	bears the meaning ascribed to
that expression by Section 259
of the Companies Act 1985 as
substituted by Section 22 of the
Companies Act 1989 and if that
latter section is not in force
at that date of this Agreement
as if such latter section were
in force at such date.

"Use of System" 	use of NGC's Transmission System
for the transport of electricity
by any Authorised Electricity
Operator.

"Use of System Application" 	an application for a
Supplemental Agreement Type 5 or
Type 6 in the form or
substantially in the form set
out in Exhibit 9 or 10 as
appropriate.

"Use of System Charges" 	charges made or levied or to be
made or levied by NGC for the
provision of services as part of
the Transmission Business to any
Authorised Electricity Operator
as more fully described at
paragraph 2 of Condition 10 and
paragraph 2 of Schedule 3 to the
Transmission Licence and in the
Supplemental Agreements but
shall not include Connection
Charges.

"User's Licence" 	a User's licence to carry on its
business granted pursuant to
Section 6 of the Act.

"User's Equipment" 	the Plant and Apparatus owned by
a User (ascertained in the
absence of agreement to the
contrary by reference to the
rules set out in Clause 6 of the
Master Agreement) which either
is connected to the NGC Assets
forming part of the NGC
Transmission System at any
particular Connection Site or
which that User wishes so to
connect or is connected to a
Distribution System or which
that User wishes so to connect.

"User System" 	any system owned or operated by
a User comprising Generating
Units and/or Distribution
Systems (and/or other systems
consisting (wholly or mainly) of
electric lines which are owned
or operated by a person other
than a PES) and Plant and/or
Apparatus connecting Generating
Units, Distribution Systems
(and/or other systems consisting
(wholly or mainly) of electric
lines which are owned or
operated by a person other than
a PES) or NonEmbedded Customers
to the NGC Transmission System
or (except in the case of Non-
Embedded Customers) to the
relevant other User System, as
the case may be, including any
Remote Transmission Assets
operated by such User or other
person and any Plant and/or
Apparatus and meters owned or
operated by such User or other
person in connection with the
distribution of electricity but
does not include any part of the
NGC Transmission System.


SCHEDULE 3

THIS ACCESSION AGREEMENT is made on [          ] between: -

1.  [                ], a company incorporated [with limited
liability] under the laws of [       ] ([registered number]) and
having its [registered office] at [                      ] (the
"New Party"); and

2. The National Grid Company PLC ("NGC") on its own behalf and on behalf of all the other parties to the Master Agreement referred to below.

WHEREAS: -

By an agreement (the "Master Connection and Use of System
Agreement") dated [   ], 1990 made between the Parties named
therein and NGC the parties thereto agreed to give effect to and be bound by certain rules and procedures for establishing a contractual framework between the Parties pursuant to which Supplemental Agreements will from time to time be made for the connection of Plant and Apparatus to the NGC Transmission System, the use by Parties of the NGC Transmission System and the payment of charges to NGC.

IT IS HEREBY AGREED as follows:-

1. Unless the context otherwise requires, words and expressions defined in the Master Agreement shall bear the same meanings respectively when used herein.

2. NGC (acting on its own behalf and on behalf of each of the other Parties) hereby admits the New Party as an additional Party under the Master Agreement on the terms and conditions hereof.

3. The New Party hereby accepts its admission as a Party and undertakes with NGC (acting on its own behalf and on behalf of each of the other Parties) to perform and to be bound by the terms and conditions of the Master Agreement as a Party as from the date hereof.

4. For all purposes in connection with the Master Agreement the New Party shall as from the date hereof be treated as if it has been a signatory of the Master Agreement, and as if this Agreement were part of the Master Agreement, and the rights and obligations of the Party shall be construed accordingly.

5. This Agreement and the Master Agreement shall be read and construed as one document and references in the Master Agreement to the Master Agreement (howsoever expressed) should be read and construed as references to the Master Agreement and this Agreement.

6. This Agreement shall be governed by and construed in all respects in accordance with English law and the provisions of Clause 27 of the Master Agreement shall apply hereto mutatis mutandis.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written

[New Party]

By:

Registered Number:

Registered Office:

Address for Notices (if different from Registered Office):

Telex No:

Facsimile No:

Attention:

Bank Details:

The National Grid Company PLC
(for itself and on behalf of each of the Parties to the Master Agreement).

By:

EXHIBIT 1

DATED 30th March 1990

THE NATIONAL GRID COMPANY PLC

and


	1         		1             	(2)

SUPPLEMENTAL AGREEMENT TYPE 1

(in respect of Connection Sites of Users which are in existence and Commissioned at the Transfer Date)

CONTENTS

Clause			Title
1			Definitions, Interpretation and Construction
2			Being Operational/Connection/Energisation
3			The Connection Site and NGC Assets
4			Connection Charges
5			Use of System Charges
6			Charging Rules
7			Ancillary Services
8			(Clause deleted)
9			Special Automatic Facilities
10			Protection and Control Relay Settings/Fault Clearance Times
11			Safety Rules
12			Other Site Specific Technical Conditions
13			Metering
14			Joint System Incidents
15			Term
16			Emergency Deenergisation
17			Deenergisation and Disconnection
18			Notice to Decommission or Disconnect
19			Disconnection
20			Decommissioning
21			Master Agreement
22			Variations
Appendix A		NGC's Assets/Connection Site
Appendix B		Connection Charges/Payment
Appendix C		Zone/Registered Capacity/Peak Half-Hours/Estimated Demand
Appendix D		Use of System Charges/Payment
Appendix E		Charging Rules
Appendix F1		Site Specific Technical Conditions - Agreed Ancillary Services
Appendix F2		(Not used)
Appendix F3		Site Specific Technical Conditions - Special Automatic Facilities
Appendix F4		Site Specific Technical Conditions - Protection and Control
             Relay Settings/Fault Clearance
Appendix F5		Site Specific Technical Conditions - Load Shedding Frequency
             Sensitive	Relays
Appendix F6		Site Specific Technical Conditions - Metering


THIS SUPPLEMENTAL AGREEMENT is made the 30th day of March 1990 and becomes effective on the 31st day of March 1990

BETWEEN

( 1 )	THE NATIONAL GRID COMPANY PLC a company registered in
England with number 2366977 whose registered once is at National Grid House, Sumner Street, London SE1 9JU ("NGC, which expression shall include its successors and/or permitted assigns); and

(2)  [     ]  a company registered in [    ] with number [
] whose registered office is at [           ] (the "User", which
expression shall include its successors and/or permitted assigns)

WHEREAS

(A) NGC and the User are parties to a Master Connection and Use
of System Agreement dated [              ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED as follows:-

1.	DEFINITIONS. INTERPRETATION AND CONSTRUCTION

1.1  General

Unless the subject matter or context otherwise requires or is inconsistent therewith, terms and expressions defined in Schedule
2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

2. BEING OPERATIONAL/CONNECTION/ENERGISATION

2.1  Right to remain connected:

Subject to the other terms and conditions of this Supplemental
Agreement and the Grid Code, the User shall have the right for the User's Equipment to remain connected to the NGC Transmission
System at the Connection Site for the duration of this Supplemental Agreement.

2.2  Right to remain Energised and Operational:

Subject to the other provisions of this Agreement and the Grid
Code, the User shall have the right for the User's Equipment at the Connection Site to be and remain Energised and Operational for the duration of this Supplemental Agreement.

2.3  Obligation to remain connected

Without prejudice to its rights to make Modifications to the User's Equipment pursuant to the Master Agreement and subject to the provisions of Sub-Clause 16.2 and the other provisions of this Agreement and the Grid Code the User shall keep the User's Equipment at the Connection Site connected to the NGC Transmission System until Decommissioning or Disconnection is permitted pursuant to this Supplemental Agreement.

2.4  Registered Capacity

The User if a Generator shall not operate its Users Equipment such that any of it exceeds its Registered Capacity save as expressly permitted or instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

2.5  Data

	Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.6 Subject to the other provisions of this Agreement and the Grid Code, NGC shall use all reasonable endeavours to maintain the NGC Assets at the Connection Site in the condition necessary to render the same fit for the purpose of passing power up to the Maximum Export Capacity and/or the Connection Site Demand Capability as appropriate between the User's Equipment and the NGC Transmission System.

	2.7 Subject to the other provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System at the Connection Site power generated by the User up to the Maximum
Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

2.8 Subject to the other provisions of this Agreement and the Grid Code, NGC shall transport a supply of power to the Connection Site through the NGC Transmission System up to the Connection Site Demand Capability except to the extent (if any) that NGC is prevented from doing so by transmission constraints or by insufficiency of generation which, in either case, could not have been avoided by the exercise of Good Industry Practice by NGC.

2.9 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time and from time to time.

2.10  Provision of Data

The majority of the data required under the Grid Code has been supplied by the User prior to the Transfer Date. However, in respect of the following data required under the Planning Code of the Grid Code it is agreed that the User need only supply it under the Grid Code within one year of the Transfer Date, unless NGC requests it in writing before the expiry of that period, in which case the User from whom the data is requested must supply it within 6 weeks of receiving that request, except in the case of the data referred to in PCA 5.3.1(g) which need only be supplied within 3 months of receiving this request. The data to which this Sub-Clause applies is that referred to in the following paragraphs of the Planning Code:-
		PCA 2.3
		PCA 4.3.7
		PCA 4.3.9
		PCA 5.2.1
		PCA 5.2.2
		PCA 5.3.1(g)
NGC shall also be able to request a User in writing at any time to supply to NGC any data under the Planning Code which it should have supplied to NGC prior to the Transfer Date, but which it did not supply, and the User must supply that data upon that request.

3.  THE CONNECTION SITE AND NGC ASSETS

The Connection Site and NGC Assets to which this Supplemental
Agreement relates are more particularly described in Appendix A.

4.  CONNECTION CHARGES

Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall with effect from the commencement of this Supplemental Agreement pay the Connection Charges set out in Appendix B which are calculated by reference to the NGC Assets specified in Appendix A in accordance with the provisions of Appendix B.

5.  USE OF SYSTEM CHARGES

Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall with effect from the commencement of this Supplemental Agreement pay to NGC the Use of System Charges set out in Appendix D in accordance with the provisions of Appendix E.

6.  CHARGING RULES

The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

7.  ANCILLARY SERVICES

The User shall provide the Agreed Ancillary Services set out in Appendix F1 in accordance with the Grid Code.

8.  GRID CODE NON-COMPLIANCE

(Clause deleted)

9.  SPECIAL AUTOMATIC FACILITIES

NGC and the User shall operate respectively the NGC Transmission
System and the User System in accordance with the schemes set out in Appendix F3.

10.	PROTECTION AND CONTROL RELAY SETTINGS/FAULT CLEARANCE TIMES

NGC and the User shall record the respective protection and control relay settings and fault clearance times to be operated by each of them in documents in the format set out in Appendix F4 and shall operate them accordingly.

11.  SAFETY RULES

11.1  Safety Rules:

NGC and the User will each supply to the other a copy of their Safety Rules current from time to time except where already supplied under another Supplemental Agreement (save that this exception shall not apply to site specific Safety Rules) and also a copy of the Local Safety Instructions applicable at the Connection Site from time to time except where supplied under another Supplemental Agreement.

11.2  Decommissioning:

Decommissioning of Plant and/or Apparatus at the Connection Site will be undertaken in accordance with the procedures of the Safety Rules of whichever of NGC or the User applied when the Plant and/or Apparatus concerned was in commission.

12.  OTHER SITE SPECIFIC TECHNICAL CONDITIONS

12.1 Initial Obligation:

The User shall ensure that on the Transfer Date the User's
Equipment complies with the site specific technical conditions set out in Appendix F5.

12.2 The User shall use all reasonable endeavours to ensure during the period of this Supplemental Agreement that the User's
Equipment shall continue to comply with the site specific technical conditions set out in Appendix F5.

12.3 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation:

(i)  under Appendix F4 it may do so upon obtaining

the agreement of the other Party such agreement not to be unreasonably withheld.

(ii) under Appendix Fl, F3, F5 or F6 this shall be deemed to be a Modification for the purposes of the Master Agreement.

12.4 Where on or immediately prior to the Transfer Date the User's Equipment has any of the following technical attributes or facilities:

(i)	circuit breaker fail protection
(ii)	pole slipping protection
(iii)	fault disconnection facilities
(iv)	automatic switching equipment
(v)	control arrangements
(vi)	voltage and current signals for system monitoring
(vii)	control telephony
(viii)	operational metering

the User's Equipment retains such technical attributes or facilities provided always that if the User wishes to modify alter or otherwise change the same or their operation it may do so by following the procedures relating to a Modification in accordance with the Master Agreement.

13.  METERING

The provisions of Appendix F6 shall have effect.

14.	JOINT SYSTEM INCIDENTS

Each Party confirms to the other that its Senior Management
Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.

15.  TERM

Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental
Agreement shall continue until the User's Equipment is Disconnected from the NGC Transmission System at the Connection
Site in accordance with Clause 17 or 19 hereof.

16.  EMERGENCY DEENERGISATION

16.1 Emergency Deenergisation by NGC:

If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System NGC shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

16.2  Emergency Deenergisation by a User

If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any User's System, poses an immediate threat of injury or material damage to any person or to the User's System, the User shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

16.3 Reenergisation:

NGC or, as the case may be, the User shall Reenergise the User's
Equipment at the Connection Site as quickly as practicable after the circumstances leading to any Deenergisation under this Clause
16 have ceased to exist.

17.  DEENERGISATION AND DISCONNECTION

17.1 Breach by the User

If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and 9.4 of the Master Agreement) and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:

(i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User to remedy the breach within 28 days after receipt of such notice or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

(ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

17.2  Grid Code Procedures

Whenever NGC serves a notice on the User pursuant to Sub-Clause 17.1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in OC5 (Testing and Monitoring)) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.

17.3 De-Energisation

17.3.1   If:-

(a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 17.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 17.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of
NGC or other Users or the NGC Transmission System or User
Systems; or
(b)	five Business Days have elapsed since the date of any valid
notice  served on the User in accordance with Sub-Clause 17.2

(ii) and no undertaking is given by the User in accordance with Sub-Clause 17.2(ii); NGC may, provided NGC has first complied with OC5 Monitoring and Testing if appropriate De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. In such event NGC may De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

17.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order the User breaches NGC may De-energise the Users Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User continues to fail to comply with the order.

17.4 NGC Transmission Licence

If a breach of the nature referred to in Sub-Clause 17.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may De-Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

17.5 Re-Energisation Disputes

If, following any De-Energisation pursuant to this Clause 17, the User applies to NGC for the User's Equipment to be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.

17.6 Event of Default

If the breach which led to any De-Energisation pursuant to this Clause 17 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that-

(a) all disputes arising out of the subject-matter of this Clause 17 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

(b) any reference to the Director pursuant to sub-clause 17.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

17.7  Disconnection

Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 17.6 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

(i) NGC shall Disconnect all the User's Equipment at the Connection Site and NGC and the User concerned shall by arrangement between them remove any of the Users Equipment and NGC Assets on the other Party's land within 6 months of the date of termination or such longer period as may be agreed between the Parties; and

(ii)	that User shall be obliged to pay to NGC forthwith the
Termination Amounts applicable to the Connection Site.

18.	NOTICE TO DECOMMISSION OR DISCONNECT

Without prejudice to Sub-Clause 16.2, the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

19.  DISCONNECTION

If notice to Disconnect is given by the User under Clause 18 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The User shall pay to NGC all Termination Amounts applicable to the Connection Site within 28 days after termination of this Agreement. Within 6 months of the date of such termination or such longer period as may be agreed between the Parties the Parties shall by arrangement with each other remove any of the User's Equipment and NGC Assets on the other Party's land.

20.	DECOMMISSIONING

If notice to Decommission is given by the User under Clause 18 the User may upon expiry of the period specified in such notice and not before, Decommission the User's Equipment. This
Supplemental Agreement shall not terminate and:-

(i) until the end of the Financial Year in which the Decommissioning takes place all Connection Charges and Use of System Charges payable by the User under this Supplemental
Agreement shall continue to be payable in full; and

(ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be payable by the User but the Connection Charges so payable shall continue to be payable

If and when the User wishes to recommission it shall give NGC not less than 3 months written notice unless a shorter period is agreed between the User and NGC.

21.	MASTER AGREEMENT

The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

22.  VARIATIONS

No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written

THE NATIONAL GRID COMPANY PLC	)
By	)

[the USER]						)
By						)


APPENDIX A

NGC'S ASSETS/CONNECTION SITE

COMPANY :

CONNECTION SITE:

TYPE:

NGC ASSETS:-

QUANTITY	VOLTAGE	DESCRIPTION		AGE (Years)


SCHEMATIC DIAGRAM:

AREA:

APPENDIX B

CONNECTION CHARGES/PAYMENT

1)	CONNECTION CHARGES:

COMPANY:

CONNECTION:
SITE

TYPE:

CHARGES: Poundsa for the period from 1st April 1990 to 31st March 1991 and thereafter as determined in accordance with the Charging
Rules.

2)	PAYMENT:

The charges shall be payable in 12 equal monthly instalments as specified in Clause 14 of the Master Agreement.


APPENDIX C

ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND

COMPANY:

GRID SUPPLY POINT/
CONNECTION SITE:

ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND:

ZONE :

a.  GENERATION:

SET		TYPE/FUEL	REGISTERED
				CAPACITY MW

b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c. In the Financial Year 1st April 1990 to 31st March 1991 NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d.  ESTIMATED DEMAND for the period between I April 1990 and 31st
March 1991 and thereafter as notified in accordance with the Charging Rules.

_______________ MW

APPENDIX D

USE OF SYSTEM CHARGES/PAYMENT

COMPANY :

LOCATION :

1 ) TYPE OF CHARGE:		SYSTEM SERVICE

Demand related
Pounds in respect of the period from 1st April 1990 to 31st March
1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

Note: based upon a charge of Pound per kW and 	kW of Estimated
Demand as set out in Appendix C.

2)  TYPE OF CHARGE:		INFRASTRUCTURE

A.  Demand related
Pound in respect of the period from 1st April 1990 to 31st
March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

Note: based upon a charge of Pound per kW and 	kW of Estimated
Demand as set out in Appendix C.

B.	Capacity Related

Pound......in respect of the period from 1st April 1990 to 31st March
1991 payable in 12 equal monthly instalments subject to
adjustment in accordance with the Charging Rules based upon a charge of Pound.... per KW Registered Capacity and .... KW being the
Registered Capacity as set out in Appendix C.

C.	Energy Related

Pound......per Kwh in respect of each Kwh of Energy entering the
Total System in the period from 31st March 1990 to 31st March
1991 payable as described in Clause 14 of the Master Agreement.

Payment shall be made in accordance with Clause 14 of the Master
Agreement.

APPENDIX E

CHARGING RULES

1.  Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

1.2.1	 On or before 31st December in each Financial Year the
User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2	 On or before 31st December in each Financial Year,

(i)	Users who are Public Electricity Suppliers shall supply to
NGC a forecast for the following Financial Year of the following:

(a)	the Natural Demand attributable to each Grid Supply Point
equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E; and

(b)	the PES Supply Business Demand attributable to each Grid
Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

(ii)	Users who are Second Tier Suppliers shall supply to NGC a
forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

(iii)	Users who are Generators shall supply to NGC a forecast
for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3	Annual Adjustment

1.3.1	 NGC's Demand related Use of System Charges shall be
calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2	On or before 1st March each Financial Year NGC shall: -

(i) determine from meter readings of Energy Metering Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak Half Hours applicable during such Financial Year; and

(ii) shall compare the User's highest Registered Capacity during such year with the
Registered Capacity used when estimating the charges due during such Financial
Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount).

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6  In respect of each month during that Financial Year:-

(a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

(b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2.  Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:-

(a)	 NGC has first consulted the User in advance in good faith,
including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

(b)	the principles of asset allocation are those set out in the
statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

Such asset reallocation shall be effective from 1st April 1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3	Subject to the provisions of paragraph 3.2 below if in the
reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site
NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.  RepIacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period- applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2	Where in NGCs reasonable opinion an NGC Asset requires
replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.  Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:-

(i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

(ii)  a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.	Variation of Charges by NGC during the Financial Year

If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.  Deductions

In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.


APPENDIX F1

SITE SPECIFIC TECHNICAL CONDITIONS


Agreed Ancillarv Services
[Black Start Capability
Gas Turbine Unit Fast Start
Synchronous Compensation
Pumped Storage Unit Spinning-in-Air
Pumped Storage
Pumped Storage Plant Fast Start
Demand Reduction
Adjustment to Pumped Storage Unit Pumping Programme
Hot Standby]

APPENDIX F2
(NOT USED)

APPENDIX F3

SITE SPECIFIC TECHNICAL CONDITIONS

Special Automatic Facilities

(a) NGC Transmission System to Generating Unit Intertripping schemes.
(b)  NGC Transmission System to Demand Intertripping schemes.
(c)  NGC Transmission System to Directly Connected Customers
Intertripping Schemes
(d)  Auto open/close schemes.
(e) System splitting or islanding schemes which impact on the User's system or plant.

APPENDIX F4

SITE SPECIFIC TECHNICAL CONDITIONS

Protection and Control Relay Settings/Fault Clearance Times
Pro-formas attached


APPENDIX F5
SITE SPECIFIC TECHNICAL CONDITIONS

Load Shedding Frequency Sensitive Relays

This only applies to Suppliers. The manner in which Users Demand subject to low frequency disconnection is to be split into discrete MW Groups is set down in OC6 and is to be achieved for Winter 1990/91.

The settings and MW blocks applicable to Winter 1989/90 were as set down below. The transition from the 1989/90 settings to the 1990/91 settings is to be coordinated through NGC to ensure that a viable overall scheme exists throughout the period.

APPENDIX F6

SITE SPECIFIC TECHNICAL CONDITIONS
Metering

Operator

Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:

1.1.1  NGC may resign as Operator of such Energy Metering
Equipment on giving no less than 12 months' notice in writing;
and

1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  Charges

NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4  Pulse data

The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.


EXHIBIT 2

                                DATED             19





                          THE NATIONAL GRID COMPANY PLC		(1)

                                         and

                                   [          ]		(2)



                           SUPPLEMENTAL AGREEMENT TYPE 2




                   (in respect of New Connection Sites of Users
                      which have not been Commissioned at the
                                   Transfer Date)

                                   CONTENTS

Clause			Title
1			Definitions, Interpretation, Construction
2			Carrying out of the Works
3			Delays
4			Liquidated Damages
5			Approval to Connect/Energise/Become Operational
6			Independent Engineer
7			Connection/Energisation/Becoming Operational
8			The Connection Site and NGC Assets
9			Connection Charges
10			Use of System Charges
11			Charging Rules
12			Ancillary Services
13			(Clause deleted)
14			Special Automatic Facilities
15			Protection and Control Relay Settings
16			Safety Rules
17			Other Site Specific Technical Conditions
18			Metering
19			Joint Systems Incidents
20			Term
21			Emergency Deenergisation
22			Deenergisation and Disconnection
23			Notice to Decommission or Disconnect
24			Disconnection
25			Decommissioning
26			Master Agreement
27			Variations
Appendix A		NGC Assets/Connection Site
Appendix B		Connection Charges/Payment
Appendix C		Zone/Registered Capacity/Peak Half-Hours/Estimated Demand
Appendix D		Use of System Charges/Payment
Appendix E		Charging Rules
Appendix F1		Site Specific Technical Conditions - Agreed Ancillary Services
Appendix F2		(not used)
Appendix F3		Site Specific Technical Conditions - Special Automatic Facility
Appendix F4		Site Specific Technical Conditions - Protection and Control Relay
          			Settings/Fault Clearance
Appendix F5		Site Specific Technical Conditions - Other Technical Conditions
Appendix F6		Site Specific Technical Conditions - Metering
Appendix G	 	NGC Asset Works
Appendix H		 NGC Reinforcement Works
Appendix I		 Users Works
Appendix J		 Construction Programme
Appendix K		 Liquidated Damages
Appendix L		 Independent Engineer


THIS SUPPLEMENTAL AGREEMENT is made         the day  of
19        BETWEEN

(1)	THE NATIONAL GRID COMPANY PLC a company registered in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

(2)	[                 ] a company registered in [        ]
with number [        ]    whose registered office is at [
] (the "User", which expression shall include its successors and/or permitted assigns)

WHEREAS

(A)	[By an Accession Agreement dated [       ]  The User entered
into the Master Connection and Use of System Agreement dated
[              ]  ("Master Agreement").

(B)	This Supplemental Agreement is entered into pursuant to the
terms of the Master Agreement and shall be read as being governed by them.

1.	DEFINITIONS, INTERPRETATION AND CONSTRUCTION

1.1	General

Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement and the following words and expressions shall have the meanings shown:

"Charging Date" the date which the Connection Site is first
Commissioned and is available for use by the User.

"Commissioning Programme Commencement Date" the date specified in the Construction Programme for commencement of the Commissioning
Programme or any substituted date fixed under the terms of the relevant Supplemental Agreement.

"Commissioning Programme" the programme to be determined pursuant to Sub-Clause 2.9 of this Supplemental Agreement;

"Completion Date" the date calculated by adding the period specified in the Commissioning Programme for the execution of the Commissioning Programme to the Commissioning Programme
Commencement Date or any substituted date fixed under this Supplemental Agreement.

"Connected Planning Data" data required pursuant to the Planning
Code which replaces data containing estimated values assumed for planning purposes by validated actual values and updated estimates for the future and by updated forecasts for forecast data items.

"Construction Programme" the agreed programme for the Works to be carried out by NGC and the User set out in detail in Appendix J to this Supplemental Agreement including the supply by one to the other of data during the period of the Works.

"Independent Engineer" the engineer specified in Appendix L to this Supplemental Agreement or such other engineer as may from time to time be agreed between the Parties.

"Liquidated Damages" either:

(i)	where payment is to be made to NGC, a sum equivalent to
NGC's Connection Charges and applicable Use of System Charges that would otherwise have been payable on account of the relevant period; or

(ii)	where payment is to be made to the user the sum specified on or calculated pursuant to Appendix K to this Supplemental
Agreement.

"NGC Asset Works" the works necessary for construction and installation of the NGC Assets at the Connection Site specified in Appendix G to this Supplemental Agreement.

"NGC Works" the NGC Asset Works and the NGC Reinforcement Works.

"NGC Reinforcement Works" means those works other than the NGC Asset Works which in the reasonable opinion of NGC are necessary to extend or reinforce the NGC Transmission System in relation to and prior to the connection of the User's Equipment at a New Connection Site and which are specified in Appendix H to this Supplemental Agreement.

"Practical Completion Date" the date upon which the Connection
Site is Commissioned.

"User's Works" those works necessary for installation of the User's Equipment which are specified in Appendix I to this Supplemental Agreement.

"Works" the NGC Asset Works, the User's Works and the NGC
Reinforcement Works.

2.	CARRYING OUT OF THE WORKS

2.1	Forthwith following the date of this Agreement NGC and the
User shall agree the Safety Rules and Local Safety
Instructions to apply during the Construction Programme and Commissioning Programme.

2.2	Forthwith following the date of this Agreement NGC shall use its best endeavours to obtain in relation to the NGC Asset
Works and the NGC Reinforcement Works, and the User shall use its best endeavours to obtain in relation to the User's
Works, all such planning and other statutory consents and all wayleaves, easements, rights over or interests in land or any other consent or permission of any kind as shall be necessary to enable the parties to carry out the Works.
Each shall give advice and assistance to the other to the extent reasonably required by the other in the furtherance of these obligations. Further each Party shall, so far as it is legally able to do so, grant to the other all such wayleaves, easements, rights over or interests (but not estates) in land or any other consents reasonably required by the other in order to be enable the Words to be completed and to enable that other to carry out its obligations to the other under this Supplemental Agreement and in all cases subject to such terms and conditions as are reasonable.

2.3	The User shall pay to NGC within 28 days of the date of its
invoice therefor all NGC's Engineering Charges and proper
and reasonable out-of-pocket ancillary expenses in seeking
the planning and other statutory consents and all wayleaves, easements, rights over or interests in land or other
consents or permissions the subject of Sub-Clause 2.2 (which process the User acknowledges may include planning inquiries or appeals).  NGC shall keep the User informed of the level
of such charges and expenses being incurred which shall not
exceed [       ] pounds without the User's consent.

2.4	Prior to commencement of the NGC Asset Works and NGC
Reinforcement Works the User shall have the right to terminate this Agreement upon giving 7 days notice in writing to NGC in which event NGC shall return the unused balance (if any) of any NGC Engineering Charges advanced by the User to NGC in relation to the Connection Site.

2.5	Both Parties shall be entitled to sub contract the carrying
out of their respective parts of the Works. The User or any contractor on its behalf shall be responsible for commencing and for carrying out the User's Works (to such stage of completion as shall render them capable of being Commissioned) in accordance with the Construction Programme by the Commissioning Programme Commencement Date and the NGC or any contractor on its behalf shall be responsible for commencing and carrying out the NGC Asset Works and the NGC
Reinforcement Works (to such stage of completion as shall render them capable of being Commissioned) in accordance with the Construction Programme by the Commissioning
Programme Commencement Date.

2.6	If at any time during the period prior to the Practical
Completion Date a Party (in this Sub-Clause, the "Requesting Party") wishes to make any addition to or omission from any of the Requesting Party's Works being undertaken (which addition or omission is such as may reasonably be expected materially to affect the other Party's ability to perform its obligations under this Supplemental Agreement) or to vary the Construction Programme or the Commissioning
Programme for whatever reasons (including by reason of inaccurate data furnished by the other Party (in this Sub-Clause, the "Requested Party")) the Requesting Party shall give written notice to the Requested Party requesting such change or variation which specifies the precise alteration or variation which it is proposing, including an estimate of any delay necessary to enable the Parties to carry out the varied Work. As quickly as practicable and in any event within 14 days of receipt of such notice by the Requested
Party it shall by written notice to the Requesting Party specify in the form of an offer:-

	(i)	any corresponding changes or variations the Requested
Party considers in its reasonable opinion are necessary to the Requested Party's Works; and

	(ii)	corresponding changes or variations the Requested Party
considers in its reasonable opinion are necessary to the Construction Programme including to the Commissioning
Programme Commencement Date and Completion Date;

	(iii)	appropriate and/or alternative rights to those
referred to in Sub-Clause 2.2; and

	(iv)	corresponding variations to the other terms of this
Supplemental Agreement which the Requested Party considers in its reasonable opinion are necessary.

	The Requesting Party shall have 28 days from the date of receipt of the Requested Party's offer under this Sub-Clause
2.6 to give written notice to the Requested Party accepting the Requested Party's offer. The Requested Party shall not unreasonably withhold or delay agreement to any amendments to such offer proposed by the Requesting Party. If the Requested Party's offer (including any amended offer) under this Sub-Clause 2.6 is so accepted by the Requesting Party the Works, the Construction Programme, the Commissioning Programme, the Commencement Date, the Completion Date and this Supplemental Agreement shall be deemed automatically amended with effect from the date of receipt of such acceptance by the Requested Party so as to incorporate the terms of the Requested Party's offer (including any changes proposed by the Requesting Party which have been accepted by the Requested Party) under this Sub-Clause 2.6. If the
Parties are not able to agree on the terms of the Requested Party's offer within such 14 day period either Party may refer the matter to the Independent Engineer pursuant to Clause 7 hereof. The Parties shall diligently proceed with the Works and Construction Programme in accordance with their terms as amended or varied from time to time, to the extent reasonable and practicable having regard to the nature of any such amendment or variation.

2.7	The Parties shall continuously liaise throughout the
Construction Programme and Commissioning Programme and each shall provide to the other all information necessary to assist the other in performance of that other's part of the Works, and shall use all reasonable endeavours to co-ordinate and integrate their respective part of the Works. There shall be on-site meetings between representatives of the parties not less than once every calendar month. Each Party shall deliver to the other Party a written report of progress during each calendar quarter within 7 days of the end of each quarter.

2.8	During the period of and at the times and otherwise as
provided in the Construction Programme and the Commissioning Programme NGC and the User will allow the other, its employees, agents, suppliers, contractors and sub-contractors necessary access to its own site to enable that other to carry out the NGC Asset Works or User's Works but not so as to disrupt or delay the construction and completion of the other's works on the said sites or the operation of the other's Plant and Apparatus located thereon, such access to be in accordance with any reasonable regulations relating thereto made by the site owner or occupier.

2.9	Not later than [6] weeks prior to the Commissioning
Programme Commencement Date the User shall provide NGC with a draft commissioning programme. NGC shall, as quickly as practicable and in any event within 21 days of receipt thereof, determine whether or not to approve the proposed commissioning programme (which approval shall not be unreasonably withheld or delayed) and shall either notify the User of its approval or, in the event that NGC reasonably withholds its approval, notify the User of any charges or variations to the proposed commissioning programme recommended by NGC. If the User does not accept the form of commissioning programme submitted by NGC any dispute shall be referred to the Independent Engineer for determination. The Commissioning Programme approved by NGC or determined by the Independent Engineer as the case may be shall be implemented by the Parties or their contractors in accordance with its terms.

3.	DELAYS

3.1	If prior to the Practical Completion Date a Party (in this
Sub-Clause, "the Affected Party") shall be delayed in carrying out any of the Affected Party's Works (including their commissioning) by reason of any act, default or omission on the part of the other Party (in this Sub-Clause, the "Defaulting Party") or the Defaulting Party's employees, agents, contractors or sub-contractors or of an event of Force Majeure, the Affected Party shall be entitled to have such later date or dates fixed as the Commissioning
Programme Commencement Date and/or (as the case may be) the Completion Date as may be fair and reasonable in the circumstances provided that it notifies the Defaulting Party in writing of such act, default or omission or event of Force Majeure within [28] days thereof together with an estimate of the proposed delay which it will cause the Affected Party. In the event of a dispute between the Parties over what is or are any fair and reasonable new date or dates to be fixed in the circumstances this shall be promptly referred to and determined by the Independent
Engineer. Once the new date or dates are fixed the Construction Programme and/or Commissioning Programme shall be deemed automatically amended as appropriate.

3.2	If either Party shall have reason to believe that he is
being delayed or will be delayed in carrying out that Party's Works for any reason (whether it is one entitling him to the fixing of a new date under Sub-Clause 3.1 or not) he shall forthwith notify the other party in writing of the circumstances giving rise to the delay and of the extent of the actual and/or anticipated delay.



4.	LIQUIDATED DAMAGES

4.1	Each Party shall give written notice to the other declaring
its readiness to commence the Commissioning Programme when this is the case.

4.2	The Commissioning Programme shall commence forthwith once
both Parties have given written notice under Sub-Clause 4.1.

4.3	To the extent that the date of actual commencement of the
Commissioning Programme is later than the Commissioning
Programme Commencement Date due to the failure of one Party only to give notice under Sub-Clause 5.1 in time such Party shall pay to the other Party Liquidated Damages for each day that the date of actual commencement of the Commissioning Programme is later than the Commissioning Programme
Commencement Date. It is declared and agreed that such Liquidated Damages shall cease to be payable in respect of any period after the date of actual commencement of the Commissioning Programme.

4.4	The Works shall be deemed to have been Commissioned on the
date that the Independent Engineer certifies in writing that the Commissioning Programme has been completed.

4.5	If the Practical Completion Date is later than the
Completion Date either Party if and to the extent that it is responsible for delayed completion of the Commissioning Programme (such responsibility and/or its extent to be determined by the Independent Engineer failing agreement between the Parties) shall pay to the other Party Liquidated Damages for each day that the Practical Completion Date is later than the Completion Date.

4.6	Liquidated Damages payable under Sub-Clauses 4.3 and 4.5
shall accumulate on a daily basis but shall be payable monthly. On or before the 15th day of each month the Party due to receive Liquidated Damages shall send to the other
Party ("the Paying Party") a statement of the Liquidated
Damages which have accrued due in the previous calendar month. The Paying Party shall in the absence of manifest error pay the Liquidated Damages which have accrued due in the previous calendar month. The Paying Party shall in the absence of manifest error pay the Liquidated Damages shown on the statement by the end of the calendar month in which the statement is received by the Paying Party.

4.7	The payment or allowance of Liquidated Damages pursuant to
this Clause 4 shall be in full satisfaction of either
Party's Liability for failure to perform its respective obligations by the Commissioning Programme Commencement Date and/or the Completion Date.



5.	APPROVAL TO CONNECT/ENERGISE/BECOME OPERATIONAL

5.1	Not later than [4] months prior to the Completion Date or by such other time as may be agreed between the Parties the Parties shall prepare and submit the Operation Diagrams and Site Common Drawings required to be prepared and submitted by each of them respectively under CC 7.4.4 and 7.4.6.

5.2	Not later than [3] months prior to the Completion Date or by such other time as may be agreed between the Parties the Parties shall prepare and submit the Operation Diagrams and Site Common Drawings required to be prepared and submitted by each of them respectively under CC 7.4.5 and 7.4.7.

5.3	Not later than [3] months prior to the expected Completion
Date or by such other time as may be agreed between the Parties each Party shall submit to the other:

	(i)	data within its possession needed to enable the
completion of Appendices F3 and F4; and

	(ii)	evidence reasonably satisfactory to NGC that the Users
Equipment complies or will on Completion comply with the provisions of Clauses 12, 17.1 and 18.

5.4	Not later than [8] weeks prior to the expected Completion
Date or by such other time as may be agreed between the Parties the each Party shall submit to the other:-

	(i) 	information to enable preparation of Site
Responsibility Schedules complying with the provisions of Appendix [1] to the Connection Conditions together with a list of managers who have been duly authorised by the User to sign such Site Responsibility Schedules on the User's behalf;

	(ii)	a list of Safety Coordinators pursuant to Operating
Code 8 and a list of telephone numbers for Joint System
Incidents at which senior management representatives nominated for the purpose can be contacted; and

	(III)	a list of the telephone numbers for the facsimile
machines referred to in CC 6.5.8.

5.5	Not later than 30 days prior to the expected Completion Date the User shall submit a statement of readiness to complete the Commissioning Programme to NGC together with relevant
Connected Planning Data and a report certifying to NGC that, to the best of the information, knowledge and belief of the User, all relevant Connection Conditions applicable to the User have been considered and complied with. If NGC considers that it is necessary, it will require this report to be prepared by the Independent Engineer at NGC's sole cost and expense. The report shall incorporate if requested by NGC type test reports and test certificates produced by the manufacturer showing that the User's Equipment meets the criteria specified in CC6.



6.0	INDEPENDENT ENGINEER

	The Parties agree and shall procure that when the Independent Engineer is appointed he shall act as an expert and not as an arbitrator and shall decide those matters referred or reserved to him under this Supplemental Agreement by reference to Good Industry Practice using his skill, experience and knowledge and with regard to such other matters as the Independent Engineer in his sole discretion considers appropriate. All references to the Independent Engineer shall be made as soon as reasonably practicable and in any event within 14 days of the occurrence of the dispute to be referred to the Independent Engineer. The Parties shall promptly supply the Independent Engineer with such documents and information as he may request when considering such question. The Independent Engineer shall use his best endeavours to give his decision upon the question before him as soon as possible following its referral to him. The parties shall share equally the fees and expenses of the Independent Engineer. The Parties expressly acknowledge that submission of disputes for resolution by the Independent Engineer does not preclude subsequent submission of disputes for resolution by arbitration under Clause 26 of the Master Agreement.
Pending any such arbitration the Parties shall treat the Independent Engineer's decision as final and binding.



7.	CONNECTION/ENERGISATION/BECOMING OPERATIONAL

7.1	Right to become Operational;

	NGC shall connect and Energise the User's Equipment at the Connection Site during the course of an in accordance with the Commissioning Programme and upon compliance by the User with the provisions of Clause 5 NGC shall forthwith notify the User in writing that it has the right to become
Operational.

7.2	Right to remain connected;

	Subject to the other provisions of this Agreement and the Grid Code the User shall have the right for the User's
Equipment to remain connected to the NGC Transmission System at the Connection Site for the duration of this Supplemental
Agreement.

7.3	Right to be and remain Energised and Operational

	Subject to the other provisions of this Agreement and the Grid Code the User shall have the right for the User's
Equipment at the Connection Site to be and remain Energised and Operational for the duration of this Supplemental
Agreement.

74.	Obligation to remain connected;

	Without prejudice to its rights to make Modifications to the User's Plant pursuant to the Master Agreement and subject to the provisions of sub-clause 21.2 and the other provisions of this Agreement and the Grid Code the User shall keep the User's Equipment at the Connection Site connected to the NGC
Transmission System until Decomissioning or Disconnection is permitted pursuant to this Supplemental Agreement.

7.5	Registered Capacity

	The User if a Generator shall not operate its User's Equipment such that any of it exceeds its Registered Capacity save as expressly permitted or instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

7.6	Data

	Data of technical or operational nature collected, recorded or otherwise generated pursuant to this Supplemental
Agreement shall be deemed data lodged pursuant to the Grid
Code to the extent that the Grid Code makes provision therefor.

7.7	Subject to the other provisions of this Agreement and the
Grid Code, NGC shall use all reasonable endeavours to maintain the NGC Assets at the Connection Site in the condition necessary to render the same fit for the purpose of passing power up to the Maximum Export Capacity and/or the Connection Site Demand Capability as appropriate between the User's Equipment and the NGC Transmission System.

7.8	Subject to the other provisions of this Agreement and the
Grid Code, NGC shall accept into the NGC Transmission System at the Connection Site power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

7.9	Subject to the other provisions of this Agreement and the
Grid Code, NGC shall transport a supply of power to the Connection Site through the NGC Transmission System up to the Connection Site Demand Capability except to the extent
(if any) that NGC is prevented from doing so by transmission constraints or by insufficiency of generation which, in either case, could not have been avoided by the exercise of Good Industry Practice by NGC.

7.10	Subject to the provisions of the Grid Code each Party shall
be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time from time to time.



8.	THE CONNECTION SITE AND NGC ASSETS

	The Connection Site and NGC Assets to which this
Supplemental Agreement relates are more particularly described in Appendix A.



9.	CONNECTION CHARGES

	Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall pay with effect from the Charging
Date the Connection Charges set out in Appendix B which are calculated by reference to the NGC Assets specified in Appendix A in accordance with the provisions of Appendix B.



10.	USE OF SYSTEM CHARGES

	Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall pay with effect from the Charging
Date to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix D.



11.	CHARGING RULES

	The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.



12.	ANCILLARY SERVICES

	The User shall provide the Agreed Ancillary Services set out in Appendix F1 in accordance with the Grid Code.



13.	GRID CODE NON-COMPLIANCE

	(Clause deleted)



14.	SPECIAL AUTOMATIC FACILITIES

	NGC and the User shall operate respectively the NGC
Transmission System and the User System in accordance with the schemes set out in Appendix F3 hereto.



15.	PROTECTION AND CONTROL RELAY SETTINGS/FAULT CLEARANCE TIMES

	NGC and the User shall record the respective protection and control relay settings and fault clearance times to be operated by each of them in documents in the format set out in Appendix F4 and shall operate them accordingly.



16.	SAFETY RULES

16.1	Safety Rules:

	NGC and the User will each supply to the other a copy of their Safety Rules current from time to time except where already supplied under another Supplemental Agreement (save that this exception shall not apply to site specific Safety Rules) and also a copy of the Local Safety Instructions applicable at the Connection Site from time to time except where supplied under another Supplemental Agreement.

16.2	Decommissioning:

	Decommissioning of Plant and/or Apparatus at the Connection Site will be undertaken in accordance with the procedures of the Safety Rules of whichever of NGC or the User applied when the Plant and/or Apparatus concerned was in commission.



17.	OTHER SITE SPECIFIC TECHNICAL CONDITIONS

17.1	Initial Obligation:

	The User shall ensure that on the Completion Date the User's Equipment complies with the site specific technical conditions set out in Appendix F5.

17.2	The User shall use all reasonable endeavours to ensure
during the period of this Supplemental Agreement that the User's Equipment shall continue to comply with the site specific technical conditions set out in Appendix F5.

17.3	If the User or NGC wishes to modify, alter or otherwise
change the site specific technical conditions or the manner of their operation:-

	(i)	under Appendix F4 it may do so upon obtaining the
agreement of the other Party such agreement not to be unreasonably withheld.

	(ii)	under Appendix F1, F3, F5 or F6 this shall be deemed to
be a Modification for the purposes of the Master Agreement.



18.	METERING

	The provisions of Appendix F6 shall have effect.



19.	JOINT SYSTEM INCIDENTS

	Each Party confirms to the other that its Senior Management Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.



20.	TERM

	Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's
Equipment is Disconnected from the NGC Transmission System at the Connection Site in accordance with Clauses 22 or 23 hereof.



21.	EMERGENCY DEENERGISATION

21.1	Emergency Deenergisation by NGC;

	If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

21.2	Emergency Deenergisation by a User;

	If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

21.3	Reenergisation:

	NGC or, as the case may be, the User shall Reenergise the User's Equipment at the Connection Site as quickly as practicable after the circumstances leading to any Deenergisation under this Clause 16 have ceased to exist.



22.	DEENERGISATION AND DISCONNECTION

22.1	Breach by the User:

	If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code
(but subject always to Sub-Clauses 9.3 and 9.4 of the Master
Agreement) and such breach causes reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:-

	(i)	where the breach is capable of remedy, give notice to
the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

	(ii)	where the breach is incapable of remedy, give written
notice to the User specifying in reasonable detail the nature of the breach and the reasons why NGC is of the reasonable opinion that the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

22.2	Grid Code Procedures

	Whenever NGC serves a notice on the User pursuant to Sub-
Clause 22.1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in OC5 (Testing and Monitoring)) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.

22.3	De-Energisation

22.3.1 If:-

	(a)	the User fails to give or comply with any valid notice
served on it by NGC in accordance with Sub-Clause 22.1(ii) or is in breach of any undertaking given in accordance with Sub-Clause 22.2(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC
Transmission System or User Systems; or

	(b)	five Business Days have elapsed since the date of any
valid notice served on the User in accordance with Sub-
Clause 22.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 22.2(ii);

	NGC may, provided NGC has first complied with OC5 Monitoring and Testing if appropriate De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither
Party has referred the matter to the Dispute Resolution
Procedure set out in Clause 27 of the Master Agreement. In such event NGC may De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

22.3.2	If the User fails to comply with the Grid Code and the
Director makes a final order or a confirmed, provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order that User breaches NGC may De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User fails to comply with the order.

22.4	NGC Transmission Licence

	If a breach of the nature referred to in Sub-Clause 22.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may De-Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

22.5	Re-Energisation Disputes

	If, following any De-Energisation pursuant to this Clause
22, the User applies to NGC for the User's Equipment to be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.

22.6	Event of Default

	If the breach which led to any De-Energisation pursuant to this Clause 22 remains unremedied at the expiry of at least
6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:-

	(a)	all disputes arising out of the subject-matter to this
Clause 22 which are referred to the Dispute Resolution procedure have then been finally determined in favour of NGC; and

	(b)	any reference to the Director pursuant to Sub-Clause
22.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

22.7	Disconnection

	Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 22.6 NGC may give notice of termination to that User whereupon this Supplemental
Agreement shall terminate and:

	(i) 	NGC shall Disconnect all the User's Equipment at the
Connection Site and NGC and the User concerned shall by arrangement between them remove any of the User's Equipment and NGC Assets on the other Party's land within 6 months of the date of termination or such longer period as may be agreed between the Parties; and

	(ii)	that User shall be obliged to pay to NGC forthwith the
Termination Amounts applicable to the Connection Site.

23.	NOTICE TO DECOMMISSION OR DISCONNECT

	Without prejudice to Sub-Clause 21.2 the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

24.	DISCONNECTION

	If notice to Disconnect is given by the User under Clause 23 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The User shall pay to NGC all Termination
Amounts applicable to the Connection Site within 28 days after termination of this Agreement. Within 6 months of the date of such termination or such longer period as may be agreed between the Parties the Parties shall by arrangement with each other remove any of the User's Equipment and NGC
Assets on the other Party's land.

25.	DECOMMISSIONING

	If notice to Decommission is given by the User under Clause 23 the User may upon expiry of the period specified in such notice and not before, Decommission the User's Equipment.
This Supplemental Agreement shall not terminate and:-

	(i)	until the end of the Financial Year in which the
Decommissioning takes place all Connection Charges and Use of System Charges payable by the User under this Supplemental Agreement shall continue to be payable in full;
and

	(ii)	following the end of the Financial Year in which the
Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be payable by the User but the Connection Charges so payable shall continue to be payable.

	If and when the User wishes to recommission it shall give
NGC not less than 3 months written notice unless a shorter period is agreed between the User and NGC.

26.	MASTER AGREEMENT

	The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental
Agreement as if set out in full herein.

27.	VARIATIONS

	No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.





	IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written


	THE NATIONAL GRID COMPANY PLC     )

	By
)

	[the USER]                                               )

          By
)


APPENDIX A







NGC's ASSETS/CONNECTION SITE







COMPANY:





CONNECTION SITE:





TYPE:





NGC ASSETS:



	QUANTITY VOLTAGE DESCRIPTION
AGE (Years)




SCHEMATIC DIAGRAM:



AREA:

APPENDIX B


CONNECTION CHARGES/PAYMENT


1)	CONNECTION CHARGES:

	COMPANY:

	CONNECTION SITE:

	TYPE:

	CHARGES:            pounds                 for the period from
1st April 1990 to 31st

                                   March 1991 and thereafter as
determined in accordance

	                         with the Charging Rules.


2)	PAYMENT:

	The Charges shall be payable in 12 equal monthly instalments as
	specified in Clause 14 of the Master Agreement.

APPENDIX C


ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND

COMPANY:

GRID SUPPLY POINT/
CONNECTION SITE:

ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND:

ZONE:

a.	GENERATION:


REGISTERED

	SET     TYPE/FUEL               CAPACITY MW

b.	In the Financial Year 1st April 1990 to 31st March 1991
NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c.	In the Financial Year 1st April 1990 to 31st March 1991
NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d.	ESTIMATED DEMAND for the period between 1 April 1990 and
31st March 1991 and thereafter as notified in accordance with the Charging Rules.

          _______________MW


APPENDIX D



USE OF SYSTEM CHARGES/PAYMENT


Company:

Location:

1)	TYPE OF CHARGE:                              SYSTEM SERVICE

	A.	Demand Related

		pounds__________ in respect of the period from 1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.

	Note: based upon a charge of pounds______ per KW and _____KW of Estimated Demand as set out in Appendix C.

2)	TYPE OF CHARGE:	                    INFRASTRUCTURE

	A.	Demand Related

		pounds___________in respect of the period from 1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustments in accordance with the Charging Rules.

	Note: based upon a charge of pounds_____ per KW and ______KW of Estimated Demand as set out in Appendix C.

	B.	Capacity Related

		Pounds___________ in respect of the period from 1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon a charge of _____ pounds per KW
Registered Capacity and _____KW being the Registered
Capacity as set out in Appendix C.

	C.	Energy Related

		_____ pounds per Kwh in respect of each Kwh of Energy entering the Total System in the period from 31st March 1990 to 31st
March 1991 payable as described in Clause 14 of the Master
Agreement.

Payment shall be made in accordance with Clause 14 of the Master
Agreement.


APPENDIX E

CHARGING RULES

1.	Use of System Charges - General and Data Requirements

1.1	NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid
Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2	Data Requirements

1.2.1	On or before 31st December in each Financial Year the
User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2	On or before 31st December in each Financial Year,

(i)	Users who are Public Electricity Suppliers shall supply to
NGC a forecast for the following Financial Year of the following:-

(a)	the Natural Demand attributable to each Grid Supply Point
equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E; and

(b)	the PES Supply Business Demand attributable to each Grid
Supply Point equal to the average of the forecasts of PES
Supply Business Demand under Annual Average Cold Spell (ACS)
Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

(ii)	Users who are Second Tier Suppliers shall supply to NGC a
forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid
Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

(iii)	Users who are Generators shall supply to NGC a forecast
for the following Financial Year of the Station Demand
(Active Power) under Annual Average Cold Spell (ACS)
Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3	Annual Adjustment

1.3.1	NGC's Demand related Use of System Charges shall be
calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2	On or before 1st March each Financial Year NGC shall:-

(i)	determine from meter readings of Energy Metering Equipment
the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak
Half Hours applicable during such Financial Year; and

(ii)	shall compare the User's highest Registered Capacity during
such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3	NGC shall then promptly calculate on the basis of the
actual position determined in accordance with paragraph
1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4	NGC shall then prepare a reconciliation statement and
send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5	Together with the reconciliation statement NGC shall
send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6	In respect of each month during that Financial Year:-

(a)	the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

(b)	NGC shall, following receipt of an appropriate invoice,
repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

	Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays
Bank PLC for the time being and from time to time during such period.

2.	Revision of Charges

2.1	To the extent permitted by the Transmission Licence NGC may
revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year.
NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2	The User acknowledges that NGC will establish a new asset
register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:-

	(a)	NGC has first consulted the User in advance in good
faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection
Site and indicating the likely implications for the User of such reallocation; and

	(b)	the principles of asset allocation are those set out in
the statements required by Condition 10(2)D of the Transmission Licence, the form of which as has been approved by the Director.

	Such asset reallocation shall be effective from 1st April
1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3	Subject to the provisions of paragraph 3.2 below if in the
reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub- Clauses 11.2 and
11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.	Replacement of NGC Assets

3.1	Appendix A specifies the age of each of the NGC Assets at
the Connection Site at the date of this Supplemental
Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement
Period applicable to each NGC Asset concerned.  Such
Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2	Where in NGC's reasonable opinion an NGC Asset requires
replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC
Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3	Upon the expiry of the Replacement Period of any NGC Asset,
NGC shall replace such NGC Asset if requested to do so by the User of if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC
Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC
Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current
Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.	Termination Amounts

4.1	Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full.
Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:-

	(i)	the then current Net Asset Value of the NGC Assets at
the Connection Site in question; and

	(ii)	a sum equal to the reasonable cost of removing such NGC
Assets.

4.2	Where a Termination Amount is paid to NGC under this
Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.	Variation of Charges by NGC during the Financial Year

	If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.	Deductions

	In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2
NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.


APPENDIX F1

SITE SPECIFIC TECHNICAL CONDITIONS

		Agreed Ancillary Services
		[Black Start Capability
		Gas Turbine Unit Fast Start
		Synchronous Compensation
		Pumped Storage Unit Spinning-in-Air
		Pumped Storage
		Pumped Storage Plant Fast Start from Standstill
		Demand Reduction
		Adjustment to Pumped Storage Unit Pumping Programme
		Hot Standby]


APPENDIX F2



(NOT USED)



APPENDIX F3



SITE SPECIFIC TECHNICAL CONDITIONS


Special Automatic Facilities

	(a)	NGC Transmission System to Generating Unit
Intertripping
		schemes.

	(b)	NGC Transmission System to Demand Intertripping
schemes.

	(c)	NGC Transmission System to Directly Connected Customers
		Intertripping Schemes.

	(d)	Auto open/close schemes.

	(e)	System splitting or islanding schemes which impact on
the
		User's system or plant.

APPENDIX  F4



SITE SPECIFIC TECHNICAL CONDITIONS


		Protection and Control Relay Settings/Fault Clearance
Times

		Pro-formas attached


APPENDIX F5

SITE SPECIFIC TECHNICAL CONDITIONS


(1)	Protection of Interconnecting Connection

	This applies if the User is a Generator or a Supplier. The term "interconnecting connection" means the primary conductors from the current transformer accommodation on the circuit transformer accommodation on the circuit side of the circuit breaker to the Connection Point.

	NGC will design the protection scheme for the Interconnecting Connections at the New Connection Site after the Construction Programme has commenced. In order to provide the required dependability and setting the User will be required to install relays and auxiliary components for the User circuits which are compatible with those used by NGC. NGC will provide the common and per zone equipment. The User shall:-

	(a)	provide the per circuit equipment specified below.
			[NGC to propose - parties to agree]

	(b)	provide AC and Dc buswiring including back trip
buswires, specified below.
			[NGC to propose - parties to agree}

	(c)	the CT characteristics required of the above buswiring
are set out below.
			[NGC to propose - parties to agree]

(2)	Circuit breaker fail protection

	If the User is a Generator.

	(a)	The User shall install the circuit breaker fail
protection equipment specified below.

			[NGC to propose - parties to agree]

	(b)	The User will also provide a back-trip signal in the
event of a loss of air from its pressurised head circuit-breakers during the Users run-up sequence.

(3)	Pole Slipping

	The User shall fit pole-slipping protection complying with the performance of criteria specified below.

			[NGC to propose - parties to agree]

(4)	Fault Disconnection Facilities

	If the User is a PES or Non-Embedded Customer and no NGC circuit-breaker is provided at the Users connection voltage the User shall provide NGC with the means of tripping all of the Users circuit breakers necessary to isolate faults or system abnormalities on the NGC Transmission System. In these circumstances for faults on the Users System, the Users protection should also trip higher voltage NGC circuit breakers. These tripping facilities shall comply with requirements set out below.

			[NGC to propose - parties to agree]

(5)	Automatic Switching Equipment

	If the User is a PES or Non-embedded Customer only and if automatic reclosure of NGC circuit-breakers is required following faults on the Users System the User shall provide automatic switching equipment for reclosure of NGC circuit-breakers following faults on the Users System. This equipment shall be designed in accordance with the requirements set out below.

			[NGC to propose - parties to agree]

(6)	Control Arrangements

	If the User is a Generator: The User shall install a continuously-acting automatic excitation control system to control the Generating Unit terminal voltage without instability over the entire operating range of the Generating Unit. System requirements for excitation control facilities including power system stabilisers are set out below.

			[NGC to propose - parties to agree]

(7)	Control Telephony

	The User shall provide the control Telephony specified below.

			[NGC to propose - parties to agree]

(8)	System Monitoring

	The voltage and current signals for system monitoring purposes to be provided by the User at the sole expense of NGC are set out below:-

			[NGC to specify: these will consist only of signals from the User's current transformer and voltage transformer in the manner and from the locations set out here]

(9)	Operational Metering

	The User shall provide the operational metering set out below.
			[NGC to propose - parties to agree]


APPENDIX F6



SITE SPECIFIC TECHNICAL CONDITIONS



Metering

1.1	Operator

	Where the Connection Site is a Grid Supply Point, and the
User is or will be Registrant in relation to the Energy
Metering Equipment required by the Pooling and Settlement
Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy
Metering Equipment from the Transfer Date until the FMS Date and thereafter:-

	1.1.1	NGC may resign as Operator of such Energy Metering
Equipment on giving no less than 12 months' notice in writing; and

	1.1.2	the User may remove NGC as Operator upon giving no
less than 12 months' notice in writing.

	Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering
Equipment.

1.2 	Charges

	NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges.
Where NGC acts as Operator of any other Energy Metering
System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3	Interference

	The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4	Pulse data

	The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as may be reasonably necessary therefor.


APPENDIX G



NGC ASSET WORKS




APPENDIX H



NGC REINFORCEMENT WORKS


APPENDIX I



USERS WORKS



APPENDIX J



CONSTRUCTION PROGRAMME



APPENDIX K



LIQUIDATED DAMAGES






APPENDIX L



INDEPENDENT ENGINEER


EXHIBIT 3

                               DATED 30th March 1990

                         THE NATIONAL GRID COMPANY PLC	( I )

                                        and

                                      [    	]	(2)

                           SUPPLEMENTAL AGREEMENT TYPE 3

                   (for Generators with Embedded Generating Plant or
             Small Independent Generating Plant and who are acting in that capacity and who are passing power on to a Distribution System through a connection with a Distribution System Commissioned at the Transfer Date)



CONTENTS

Clause			Title
1			Definitions, Interpretation, Construction
2			Right to Use the NGC Transmission System
3			The Site of Connection to the Distribution System
4			Use of System Charges
5			Charging Rules
6			Ancillary Services
7			(Clause deleted)
8			Other Site Specific Technical Conditions
9			Metering
10			Joint System Incidents
11			Term
12			Emergency Deenergisation
13			Deenergisation and Disconnection
14			Notice to Decommission or Disconnect
15			Disconnection
16			Decommissioning
17			Master Agreement
18			Variations
Appendix A		Site of Connection
Appendix B
Appendix C		Location of Generation/Demand
Appendix D		Use of System Charges/Payment
Appendix E		Charging Rules
Appendix F1		Site Specific Technical Conditions - Ancillary Services
Appendix F2		(Not used)
Appendix F3		Site Specific Technical Conditions - Special Automatic Facilities
Appendix F4		Site Specific Technical Conditions - Metering


THIS SUPPLEMENTAL AGREEMENT is made the 30th day of March 1990 and becomes effective on the 31st day of March 1990
BETWEEN

(1)	THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 whose registered office is at National Grid
House, Sumner Street, London SE I 9JU ("NGC" which expression shall include its successors and/or permitted assigns); and

(2) [ ] a company registered in [ ] with number [ ] whose registered office is at [ ] (the "User" which expression shall include its successors and/or permitted assigns

WHEREAS

(A) NGC and the User are parties to a Master Connection and Use of System Agreement dated [ ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED as follows:-

1.  DEFINITIONS. INTERPRETATION AND CONSTRUCTION

1. 1  General

Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in Schedule
2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

2.  RIGHT TO USE THE NGC TRANSMISSION SYSTEM

2.1 Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may transmit supplies of power on to and/or take supplies of power from the NGC
Transmission System as the case may be.

2.2  Registered Capacity

The User if a Generator shall not operate its User's Equipment such that any of it exceeds its Registered Capacity save as expressly permitted and instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

2.3  Data

Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.4 Subject to the other provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System Active Power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

2.5 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time and from time to time.

2.6  Provision of Data

The majority of the data required under the Grid Code has been supplied by the User prior to the Transfer Date. However, in respect of the following data required under the Planning Code of the Grid Code it is agreed that the User need only supply it under the Grid Code within one year of the Transfer Date, unless NGC requests it in writing before the expiry of that period, in which case the User from whom the data is requested must supply it within six weeks of receiving that request, except in the case of the data referred to in PCA 5.3.1(g) which need only be supplied within three months of receiving that request. The data to which this clause applies is that referred to in the following paragraphs of the Planning Code:-

		PCA 2.3
		PCA 4.3.7
		PCA 4.3.9
		PCA 5.2.1
		PCA 5.2.2
		PCA 5.3.1 (g)

NGC shall also be able to request a User in writing at any time to supply to NGC any data under the Planning Code which it should have supplied to NGC prior to the Transfer Data, but which it did not supply, and the User must supply that data upon receiving that request.

3.	THE SITE OF CONNECTION TO THE DISTRIBUTION SYSTEM

The Site of connection to the Distribution System to which this Supplemental Agreement relates is more particularly described in Appendix A.

4.	USE OF SYSTEM CHARGES

Subject to the provisions of Clause 5 of this Supplemental Agreement the User shall with effect from the commencement of this Supplemental Agreement pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.

5.  CHARGING RULES

The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

6.  ANCILLARY SERVICES

The User shall provide the Agreed Ancillary Services set out in Appendix F1 in accordance with the Grid Code.

7.	GRID CODE NON-COMPLIANCE

(Clause deleted)

8.  OTHER SITE SPECIFIC TECHNICAL CONDITIONS

8.1  NGC and the User shall operate respectively the NGC
Transmission System and the User System with the special automatic facilities and schemes set out in Appendix F3.

8.2 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation under Appendix Fl, F2, F3 or F4 this shall be deemed to be a Modification for the purposes of the Master Agreement.

8.3  Where on or immediately prior to the Transfer Date the Users
Equipment has any of the following technical attributes or facilities:-

(i)  control arrangements
(ii)  voltage and current signals for system monitoring
(iii)  control telephony
(iv)  operational metering

the User shall use all reasonable endeavours to ensure that during the period of this Supplemental Agreement the Users
Equipment retains such technical attributes or facilities provided always that if the User wishes to modify alter or otherwise change the same or their operation it may do so by following the procedures relating to a Modification in accordance with the Master Agreement.

9.  METERING

The provisions of Appendix F4 shall have effect.

10.  JOINT SYSTEM INCIDENTS

Each Party confirms to the other that its Senior Management
Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.

11.  TERM

Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental
Agreement shall continue until the User's Equipment is Disconnected from the Distribution System in accordance with Clause 13 or 15 hereof.

12.  EMERGENCY DEENERGISATION

12.1  Emergence Deenergisation requested by NGC:

If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to request the owner of the Distribution System to which the User is connected to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

12.2	Emergency Deenergisation by a User

If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

12.3  Reenergisation:

The User's Equipment at the Connection Site shall be Re-Energised as quickly as practicable after the circumstances leading to any Deenergisation under this Clause 12 have ceased to exist.

13.  DEENERGISATION AND DISCONNECTION

13.1  Breach by the User

If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and 9.4 of the Master Agreement) and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:-

(i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

(ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

13.2  Grid Code Procedures

Whenever NGC serves a notice on the User pursuant to Sub-Clause 13.1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in the OC5 (Testing and Monitoring) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.

13.3  De-Energisation

13.3.1 If:-

(a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 13.1(i) or is in breach of any undertaking given in accordance with Sub-Clause
13.1 (ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems; or

(b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause 13.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 13.2(ii);

NGC may, provided NGC has first complied with OC5 Testing and Monitoring if appropriate, request the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. In such event NGC may request the owner of the Distribution System to which the User is connected to De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

13.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order the User breaches NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User fails to comply with the order.

13.4  NGC Transmission Licence

If a breach of the nature referred to in Sub-Clause 13.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

13.5  Re-Energisation Disputes

If, following any De-Energisation pursuant to this Clause 13, the User applies to NGC for NGC to issue instructions that the User's Equipment should be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User is connected to Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.

13.6  Event of Default

If the breach which led to any De-Energisation pursuant to this Clause 13 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that: -

(a) all disputes arising out of the subject-matter to this Clause 13 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

(b) any reference to the Director pursuant to sub-clause 13.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

13.7  Disconnection

Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 13.6 NGC may give notice of termination to that User whereupon this Supplemental
Agreement shall terminate and:

(i) NGC shall request the owner of the Distribution System to which the User is connected to Disconnect all the User's
Equipment at the site of connection; and

(ii) that User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial
Year in which Termination occurs.

14.  NOTICE TO DECOMMISSION OR DISCONNECT

Without prejudice to Sub-Clause 12.2 the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

15.  DISCONNECTION

If notice to Disconnect is given by the User under Clause 14 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The User shall pay to NGC all Use of System Charges due hereunder up to the end of the Financial Year in which termination occurs within 28 days after termination of this Agreement.

16.  DECOMMISSIONING

If notice to Decommission is given by the User under Clause 14 the User may upon expiry of the period specified in such notice and not before, Decommission the Users Equipment. This
Supplemental Agreement shall not terminate and:-

(i) until the end of the Financial Year in which the Decommissioning takes place all Use of System Charges payable by the User under this Supplemental Agreement shall continue to be payable in full.

(ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be payable by the User If and when the User wishes to recommission it shall give NGC not less than 3 months written notice unless a shorter period is agreed between NGC and the User.

17.  MASTER AGREEMENT

The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

18.  VARIATIONS

No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to, withdraw, qualify or revoke such authority or instruction at any time.

IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written

THE NATIONAL GRID COMPANY PLC	)
By	)


[the USER]						)
By						)


APPENDIX A

SITE OF CONNECTION

COMPANY

SITE OF CONNECTION :

OWNER/OPERATOR OF DISTRIBUTION SYSTEM:

TYPE:

APPENDIX B
(NOT USED)

APPENDIX C

ZONE/REGISTERED CAPACITY/ PEAK HALF-HOURS/ESTIMATED DEMAND

COMPANY :

GRID SUPPLY POINT/
CONNECTION SITE:

ELECTRICAL LOCATION OF ENERGY METERING
EQUIPMENT MEASURING STATION DEMAND:

ZONE:

a. GENERATION:

	SET	TYPE/FUEL	REGISTERED		CAPACITY MW

b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c. In the Financial Year 1st April 1990 to 31st March 1991 NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d.  ESTIMATED DEMAND for the period between I April 1990 and 31st
March 1991 and thereafter as notified in accordance with the Charging Rules.

_________________ MW

APPENDIX D
USE OF SYSTEM CHARGES/PAYMENT

COMPANY :

LOCATION :

	1)	TYPE OF CHARGE:	 SYSTEM SERVICE



Demand related

Pounds in respect of the period from 1st April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of    pounds per KW and KW of Estimated
Demand as set out in Appendix C.


2)	TYPE OF CHARGE:	INFRASTRUCTURE

A.  Demand related

 Pounds in respect of the period from 1st April
1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of   pounds per KW and    KW of Estimated
Demand as set out
in Appendix C.

B.  Capacity Related
   Pounds in respect of the period from 1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to
adjustment in accordance with the 	Charging Rules based upon a
charge of     pounds per KW Registered Capacity and .... KW being the
Registered Capacity as set out in Appendix C.

C.  Energy Related
     pounds per KWh in respect of each KWh of Energy entering the Total System in the period from 31st March 1990 to 31st March 1991 payable as described in Clause 14 of the Master Agreement.

Payment shall be made in accordance with Clause 14 of the Master
Agreement.


APPENDIX E
CHARGING RULES

1.  Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

1.2.1 On or before 31st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2  On or before 31st December in each Financial Year,

(i) Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following:-

(a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E; and

(b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph
2.1 of this Appendix E.

(ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

(iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3  Annual Adjustment

1.3.1 NGC's Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2  On or before 1st March each Financial Year NGC shall:-

(i) determine from meter readings of Energy Metering Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak Half Hours applicable during such Financial Year; and

(ii) shall compare the User's highest Registered Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6  In respect of each month during that Financial Year: -

(a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

(b)	NGC shall, following receipt of an appropriate invoice,
repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2.  Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that:

(a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

(b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

Such asset reallocation shall be effective from 1st April 1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.  RepIacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.  Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:-

(i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

(ii)  a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.  Variation of Charges by NGC during the Financial Year

If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.  Deductions

In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.


APPENDIX F1
SITE SPECIFIC TECHNICAL CONDITIONS

Agreed Ancillarv Services
[Black Start Capability
Gas Turbine Unit Fast Start
Synchronous Compensation
Pumped Storage Unit Spinning-in-Air
Pumped Storage
Pumped Storage Plant Fast Start from Standstill
Demand Reduction
Adjustment to Pumped Storage Unit Pumping Programme
Hot Standby]

APPENDIX F2

(NOT USED)


APPENDIX F3
SITE SPECIFIC TECHNICAL CONDITIONS

Special Automatic Facilities

(a) NGC Transmission System to Generating Unit Intertripping schemes.
(b)  NGC Transmission System to Demand Intertripping schemes.
(c)  NGC Transmission System to Directly Connected Customers
Intertripping Schemes
(d)  Auto open/close schemes.
(e) System splitting or islanding schemes which impact on the Users system or plant.

APPENDIX F4

SITE SPECIFIC TECHNICAL CONDITIONS

Metering

1.1  Operator

Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:-

1.1.1  NGC may resign as Operator of such Energy Metering
Equipment on giving no less than 12 months' notice in writing;
and

1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  Charges

NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4  Pulse data

The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.








EXHIBIT 4

                                   DATED         19

                          THE NATIONAL GRID COMPANY PLC	( 1 )

                                        and

                                         1

                               [                  ]			(2)

                         _____________________________________

                             SUPPLEMENTAL AGREEMENT TYPE 4
                         ______________________________________

                    (for Generators with Embedded Generating Plant or
                     with Embedded Small Independent Generating Plant
                  and who are acting in that capacity and who are passing
                        power on to a Distribution System through a
                 connection with a Distribution System which has not been
                          Commissioned at the Transfer Date)


                                       CONTENTS

Clause			Title

1			Definitions, Interpretation, Construction
2			Approval to become Operational
3			The Site of connection to the Distribution System
4			Use of System Charges
5			Charging Rules
6			Ancillary Services
7			(Clause deleted)
8			Other Site Specific Technical Conditions
9			Metering
10			Joint System Incidents
11			Term
12			Emergency Deenergisation
13			Deenergisation and Disconnection
14			Notice to Decommission or Disconnect
15			Disconnection
16			Decommissioning
17			Master Agreement
18			Variations
Appendix A		Connection Site
Appendix B
Appendix C		Zone/Registered Capacity/Peak Half-Hours/Estimated Demand
Appendix D		Use of System Charges/Payment
Appendix E		Charging Rules
Appendix F1		Site Specific Technical Conditions - Ancillary Services
Appendix F2		(Not used)
Appendix F3		Site Specific Technical Conditions - Special Automatic Facilities
Appendix F4		Site Specific Technical Conditions - Other
Appendix F5		Site Specific Technical Conditions - Metering


THIS SUPPLEMENTAL AGREEMENT is made the     day of     19

BETWEEN

(1) THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE 1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

(2) [ ] a company registered in [ ] with number [ ] whose registered office is at [ ] (the "User"; which expression shall include its successors and/or permitted assigns)

WHEREAS

(A) NGC and the User are parties to Master Connection and Use of System Agreement dated [ ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED as follows: -

1.  DEFINITIONS, INTERPRETATION AND CONSTRUCTION

1.1  General
Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in Schedule
2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

2.  APPROVAL TO BECOME OPERATIONAL

Not later than [    ] or by such other times as may be agreed
between the Parties each Party shall submit to the other:

(i) data within its possession needed to enable the completion of Appendix F3

(ii)  evidence reasonably satisfactory to NGC that the Users
Equipment complies or will on Completion comply with the provisions of Clauses 6, 8 and 9.

2.2 Not later than [ ] or by such other time as may be agreed between the Parties each Party shall submit to the other: -

(i) information to enable preparation of Site Responsibility Schedules complying with the provisions of Appendix 1 ] to the Connection Conditions together with a list of managers who have been duly authorised by the User to sign such Site Responsibility Schedules on the User's behalf;

(ii) a list of Safety Coordinators pursuant to Operating Code 8 and a list of telephone numbers for Joint System Incidents at which senior management representatives nominated for the purpose can be contacted; and

(iii) a list of telephone numbers for the facsimile machines referred to in CC 6.5.8.

2.3  Not later than [   ] or by such other time as may be agreed
between the Parties the User shall submit to NGC a statement of readiness to complete the Commissioning Programme, together with Connected Planning Code Data and a report certifying to NGC that, to the best of the information, knowledge and belief of the User, all relevant Connection Conditions applicable to the User have been considered and that to the best of the information, knowledge and belief of the User Connection Conditions CC 6 have been complied with. If NGC considers that it is necessary, it will require this report to be prepared by the Independent Engineer at NGC's sole cost and expense. The report shall incorporate if requested by NGC type test reports and test certificates produced by the manufacturer showing that the User's Equipment meets the criteria specified in CC. 6.

2.4 Upon compliance by the User with the provisions of Sub-Clauses 2.1, 2.2 and 2.3 NGC shall forthwith notify the User in writing that it has the right to become Operational.

2.5  Right to use the NGC Transmission System

Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may transmit supplies of power on to and/or take supplies of power from the NGC
Transmission System as the case may be.

2.6  Registered Capacity

The User if a Generator shall not operate its User's Equipment such that any of it exceeds its Registered Capacity save as expressly permitted and instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

2.7  Data

Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.8 Subject to the provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System Active Power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

2.9 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time and from time to time.

3.  THE SITE OF CONNECTION TO THE DISTRIBUTION SYSTEM

The site of connection to the Distribution System to which this Supplemental Agreement relates is more particularly described in Appendix A.

4.  USE OF SYSTEM CHARGES

Subject to the provisions of Clause 5 of this Supplemental
Agreement the User shall with effect from the Charging Date pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.

5.  CHARGING RULES

The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.





6.  ANCILLARY SERVICES

The User shall provide the Agreed Ancillary Services set out in Appendix Fl in accordance with the Grid Code.

7.  GRID CODE NON-COMPLIANCE

(Clause deleted)

8.  OTHER SITE SPECIFIC TECHNICAL CONDITIONS

8.1  NGC and the User shall operate respectively the NGC
Transmission System and the User System with the special automatic facilities and schemes set out in Appendix F3.

8.2  The User shall ensure that on the Completion Date the User's
Equipment complies with the site specific technical conditions set out in Appendix F4.

8.3 The User shall use all reasonable endeavours to ensure during the period of this Supplemental Agreement that the User's
Equipment shall continue to comply with the site specific technical conditions set out in Appendix F5.

8.4 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation under Appendix F1, F2, F3, F4 or F5 this shall be deemed to be a Modification for the purposes of the Master
Agreement.

9.  METERING.

The provisions of Appendix F5 shall have effect.

10.  JOINT SYSTEM INCIDENTS

Each Party confirms to the other that its Senior Management
Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.

11.  TERM

Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental
Agreement shall continue until the User's Equipment is Disconnected from the PES Distribution System in accordance with Clause 13 or 15 hereof.

12.  EMERGENCY DEENERGISATION

12.1  Emergency Deenergisation requested by NGC:

If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to request the owner of the Distribution System to which the User is connected to Deenergise the User's Equipment, if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.



12.2  Emergency Deenergisation by a User:

If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall have the right to Deenergise the User's Equipment, if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

12.3  Reenergisation:
The User's Equipment at the Connection Site shall be Re Energised as quickly as practicable after the circumstances leading to any Deenergisation under this Clause 12 have ceased to exist.

13.  DEENERGISATION AND DISCONNECTION

13.1  Breach by the User:
If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and 9.4 of the Master Agreement) and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may: -

(i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

(ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

13.2  Grid Code Procedures

Whenever NGC serves a notice on the User pursuant to Sub-Clause 13.1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in OC5 Testing and Monitoring) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.

13.3  De-Energisation

13.3.1  If:-

(a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub Clause 13.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 13.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems; or

(b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause 13.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 13.2(ii);

NGC may, provided NGC has if appropriate first complied with OC5 Testing and Monitoring request the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. In such event NGC may request the owner of the Distribution System to which the User is connected to De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

13.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order the User breaches NGC may request to the owner of the Distribution System to which the User is connected to De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User fails to comply with the notice.

13.4  NGC Transmission Licence

If a breach of the nature referred to in Sub-Clause 13.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User is connected to De Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

13.5  Re- Energisation Disputes

If, following any De-Energisation pursuant to this Clause 13, the User applies to NGC for NGC to issue instructions that the User's Equipment should be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User is connected to Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.

13.6  Event of Default

If the breach which led to any De-Energisation pursuant to this Clause 13 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that: -

(a) all disputes arising out of the subject-matter to this Clause 13 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

(b) any reference to the Director pursuant to sub-clause 13.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

13.7  Disconnection

Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 13.6 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

(i) NGC shall request the owner of the Distribution System to which the User is connected to Disconnect all the User's
Equipment at the Connection Site; and

(ii) that User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial
Year in which Termination occurs.


14.  NOTICE TO DECOMMISSION OR DISCONNECT

Without prejudice to Sub-Clause 12.2 the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

15.  DISCONNECTION

If notice to Disconnect is given by the User under Clause 14 the User may upon expiry of the period specified in such notice and not before Decommission the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The User shall pay to NGC all Use of System Charges due hereunder up to the end of the Financial Year in which termination occurs within 28 days after termination of this Agreement.

16.  DECOMMISSIONING

If notice to Decommission is given by the User under Clause 14 the User may upon expiry of the period specified in such notice and not before, Decommission the User's Equipment. This
Supplemental Agreement shall not terminate and: -

(i) until the end of the Financial Year in which the Decommissioning takes place all Use of System Charges payable by the User under this Supplemental Agreement shall continue to be payable in full;

(ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be payable by the User.

If and when the User wishes to recommission it shall give NGC not less than 3 months written notice unless a shorter period is agreed between NGC and the User.

17.  MASTER AGREEMENT

The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

18.  VARIATIONS

No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of setting any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to, withdraw, qualify or revoke such authority or instruction at any time.

IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written

THE NATIONAL GRID COMPANY PLC	)
By	)

[the USER]						)
By						)

APPENDIX A

SITE OF CONNECTION

COMPANY:

SITE OF CONNECTION:

OWNER/OPERATOR OF DISTRIBUTION SYSTEM:

TYPE:


APPENDIX B
(NOT USED)

APPENDIX C

ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND

COMPANY:

GRID SUPPLY POINT/
CONNECTION SITE:

ELECTRICAL LOCATION OF ENERGY METERING EQUIPMENT MEASURING
STATION DEMAND:

ZONE:


a.  GENERATION:

  SET	TYPE/FUEL				REGISTERED
				CAPACITY MW

b.. In the Financial Year 1st April 1990-to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c. In the Financial Year 1st April 1990 to 31st March 1991 NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d.  ESTIMATED DEMAND for the period between 1 April 1990 and 31st
March 1991 and thereafter as notified in accordance with the Charging Rules.

________________MW


APPENDIX D
USE OF SYSTEM CHARGES/PAYMENT

COMPANY :

LOCATION :

1)	TYPE OF CHARGE:	 SYSTEM SERVICE

Demand related
Pounds..........	in respect of the period from 1st April 1990 to
31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of pound	per KW and ..........KW of
Estimated Demand as set out in Appendix C.

2)	TYPE OF CHARGE:	INFRASTRUCTURE

A. Demand related
Pound..............in respect of the period from 1st April 1990 to
31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of pound	per KW and .............KW of
Estimated Demand as set out
	in Appendix C.

B.  Capacity Related
Pound........... in respect of the period from 1st April 1990 to 31st
March 1991 payable in 12 equal monthly instalments subject to
adjustment in accordance with the 	Charging Rules based upon a
charge of pound......... per KW Registered Capacity and
 ..............KW being the Registered Capacity as set out in
Appendix C.

C.  	Energy Related
Pound............. per KWh in respect of each KWh of Energy entering the Total System in the period from 31st March 1990 to 31st March
1991 payable as described in Clause 14 of the Master Agreement.

Payment shall be made in accordance with Clause 14 of the Master
Agreement.


APPENDIX E
CHARGING RULES

1.  Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

1.2.1 On or before 31st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2  On or before 31st December in each Financial Year,

(i)  Users who are Public Electricity Suppliers shall supply to
NGC a forecast for the following Financial Year of the following:
-

(a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E; and

(b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph
2.1 of this Appendix E.

(ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

(iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3  Annual Adjustment

1.3.1 NGC's Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2  On or before 1st March each Financial Year NGC shall: -

(i) determine from meter readings of Energy Metering Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak Half Hours applicable during such Financial Year; and

(ii) shall compare the User's highest Registered Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6  In respect of each month during that Financial Year:-

(a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

(b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount.

Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2.  Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that: -

(a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

(b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

Such asset reallocation shall be effective from 1st April 1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.  RepIacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.  Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:

(i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

(ii) a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.  Variation of Charges by NGC during the Financial Year

If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.  Deductions

In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

APPENDIX F1
SITE SPECIFIC TECHNICAL CONDITIONS

Agreed Ancillarv Services
[Black Start Capability
Gas Turbine Unit Fast Start
Synchronous Compensation
Pumped Storage Unit Spinning-in-Air
Pumped Storage
Pumped Storage Plant Fast Start from Standstill
Demand Reduction
Adjustment to Pumped Storage Unit Pumping Programme
Hot Standby]

APPENDIX F2
(NOT USED)


APPENDIX F3
SITE SPECIFIC TECHNICAL CONDITIONS

Special Automatic Facilities

(a) NGC Transmission System to Generating Unit Intertripping schemes.
(b)  NGC Transmission System to Demand Intertripping schemes.
(c)  NGC Transmission System to Directly Connected Customers
Intertripping Schemes
(d)  Auto open/close schemes.
(e) System splitting or islanding schemes which impact on the Users system or plant.

APPENDIX F4
SITE SPECIFIC TECHNICAL CONDITIONS

(1)  Control Arrangements

If the User is a Generator: The User shall install a continuously-acting automatic excitation control system to control the Generating Unit terminal voltage without instability over the entire operating range of the Generating Unit. System requirements for excitation control facilities including power system stabilisers are set out below.

[NGC to propose - parties to agree]

(2)  Control Telephony

The User shall provide the Control Telephony specified below.

[NGC to propose - parties to agree]

(3)  System Monitoring

The voltage and current signals for system monitoring purpose to be provided by the User at the sole expense of NGC are set out below: -
[NGC to specify: these will consist only of signals form the User's current transformer and voltage transformer in the manner and from the locations et out here]

(4)  Operational metering

The User shall provide the operation metering set out below.

[NGC to propose - parties to agree]

APPENDIX F5
SITE SPECIFIC TECHNICAL CONDITIONS

Metering

1.1  Operator

Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:

1.1.1  NGC may resign as Operator of such Energy Metering
Equipment on giving no less than 12 months' notice in writing;
and

1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  Charges

NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4  Pulse data

The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.








EXHIBIT 5

                               DATED        19

                      THE NATIONAL GRID COMPANY PLC	(1)

                                    and

                                 [    ]	(2)


                         SUPPLEMENTAL AGREEMENT TYPE 5

                 (for Second Tier Suppliers acting in that capacity
                  taking Energy through any Grid Supply Point and through a Distribution System owned or operated by any other person)

                                 CONTENTS


Clause		Title

1		Definitions, Interpretation, Construction
2		Right to use the NGC Transmission System
3		User's Customers
4		Use of System Charges
5		Charging Rules
6		Metering
7		Term
8		Deenergisation and Disconnection
9		Notice to Terminate
10		Master Agreement
11		Variations
Appendix A	User's Customers
Appendix B
Appendix C	Zone/Registered Capacity/Peak Half-Hours/Estimated Demand
Appendix D	Use of System Charges/Payment
Appendix E	Charging Rules
Appendix F1	Site Specific Technical Conditions - Metering


THIS SUPPLEMENTAL AGREEMENT is made the     day of        19
BETWEEN

(1)  THE NATIONAL GRID COMPANY PLC a company registered in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

(2)  [              ] a company registered in [     ] with number
[     ] whose registered office is at [    ] (the "User", which
expression shall include its successors and/or permitted assigns)

WHEREAS

(A) NGC and the User are parties to a Master Connection and Use of System Agreement dated [ ] (~ Master Agreement.).

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED as follows: -

1.  DEFINITIONS. INTERPRETATION AND CONSTRUCTION

1.1  General

Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in Schedule
2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

2.  RIGHT TO USE THE NGC TRANSMISSION SYSTEM

2.1 Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may take supplies of power from the NGC Transmission System.

2.2 Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.3 Subject to the provisions of this Agreement and the Grid Code, NGC shall transport a supply of power through the NGC Transmission System to the level forecast by the User from time to time pursuant to Appendices E and C hereof together with such margin as NGC shall in its reasonable opinion consider necessary having due regard to NGC's duties under its Transmission Licence except to the extent (if any) that NGC is prevented from doing so by transmission constraints or by insufficiency of generation which, in either case, could not have been avoided by the exercise of Good Industry Practice by NGC.

2.4 Subject to the provisions of the Grid Code NGC shall be entitled to plan and execute outages of parts of the NGC
Transmission System or Plant or Apparatus at any time and from time to time.

3.  USER'S CUSTOMERS

3.1 The User shall give written notice to NGC of the following details of all exit points from time to time in existence between any Distribution System and the User's Customer: -

(i)  the electrical location and nomenclature of the Energy
Metering Equipment installed in relation to each such Customer,

(ii) the identity of the operator of the Distribution System to which such Customers are connected;

(iii) the Grid Supply Point meeting the Demand (Active Power) of each such Customer;

(iv) the loss factors applying to the Energy Metering Equipment installed in relation to each such Customer, save where the User's Customer is connected to a Distribution System owned by a PES in which case the PES's published statement of loss factors shall apply. Such written notice shall be given to NGC no later than 28 days prior to the commencement or cessation of use of any such exit point. If the Grid Supply Point referred to in (iii) changes the User shall notify NGC forthwith after being notified of such change by the PES in question. The information submitted by the User from time to time shall be recorded in Appendix A which shall be deemed automatically amended to reflect the current position from time to time. If NGC's basis of charging changes pursuant to Appendix E paragraph 2.1 at any time NGC shall be entitled to ask for other information it reasonably requires for charging purposes under this Clause 3.

4.  USE OF SYSTEM CHARGES

With effect from the commencement of this Supplemental Agreement the User shall pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix
E.

5.  CHARGING RULES

The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

6.  METERING

The provisions of Appendix F1 shall have effect.

7.  TERM

Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental
Agreement shall continue until the User ceases to use the NGC
Transmission System.

8.  DEENERGISATION AND DISCONNECTION OF THE USER'S CUSTOMERS

8.1  Breach by the User:

If the User shall be in breach of the provisions of this Supplemental Agreement and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may: -

(i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

(ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

8.2  De-Energisation

If: -

(a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 8.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 8.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems; or

(b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause 8.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 8.2(ii);

NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's customers upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither the User nor NGC has referred the matter to the Dispute Resolution Procedure. In such event NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's Customers forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGCs favour.

8.3  NGC Transmission Licence

If a breach of the nature referred to in Sub-Clause 8.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's Customers upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

8.4  Re-Energisation Disputes

If, following any De-Energisation pursuant to this Clause 8, a User applies to NGC for NGC to issue instructions that the User's Customers be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User's Customers are connected to Re-Energise the User's Customers forthwith after any request from the User for NGC to do so.

8.5  Event of Default

If the breach which led to any De-Energisation pursuant to this
Clause 8 remains 	unremedied at the ex-piry of at least 6
months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that: -

(a) all disputes arising out of the subject-matter to this Clause 8 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

(b) any reference to the Director pursuant to Sub-Clause 8.4 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

8.6  Disconnection

Once NGC has given a valid notice of an event of default pursuant to Sub- Clause 8.5 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

(i) NGC shall request the owner of the Distribution System to which that User's Customers are connected to disconnect such Customers; and

(ii) the User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial
Year in which Termination occurs.

9.  NOTICE TO TERMINATE

9.1 The User may terminate the Supplemental Agreement upon giving to NGC not less than 28 days written notice of termination.

9.2  If notice to terminate is given by the User under Sub-Clause
9.1 this Supplemental Agreement shall terminate upon the expiry of the notice period. Immediately prior thereto the User shall pay NGC all Use of System Charges payable by the User under this Supplemental Agreement in respect of the Financial Year in which termination takes place. This provision shall survive the termination of this Supplemental Agreement.

10.  MASTER AGREEMENT

The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

11.  VARIATIONS

No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order made pursuant to the Act or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written

THE NATIONAL GRID COMPANY PLC	)
By	)

[the USER]						)
By						)

APPENDIX A

CUSTOMER INFORMATION

Customer - exit point

1.  Location and nomenclature of Energy Metering Equipment

2.  Distribution System operator

3.  Grid Supply Point meeting Demand

4.  Loss factor

APPENDIX B
(NOT USED)

APPENDIX C

ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND

COMPANY:

GRID SUPPLY POINT/
CONNECTION SITE:

ELECTRICAL LOCATION OF ENERGY METERING EQUIPMENT
MEASURING STATION DEMAND:

ZONE :

a. GENERATION:

SET TYPE/FUEL			REGISTERED
			CAPACITY MW

b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c. In the Financial Year 1st April 1990 to 31st March 1991 NGCs generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d.  ESTIMATED DEMAND for the period between 1 April 1990 and 31st
March 1991 and thereafter as notified in accordance with the Charging Rules.


________________MW

APPENDIX D
USE OF SYSTEM CHARGES/PAYMENT

COMPANY:

LOCATION:

1)  TYPE OF CHARGE:		SYSTEM SERVICE

Demand related
Pound..........in respect of the period from 1st April 1990 to 31st
March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the
Charging Rules.
Note: based upon a charge of pound per KW and 	KW of Estimated
Demand as set out in Appendix C.

2)  TYPE OF CHARGE:          INFRASTRUCTURE

A.  Demand related
Pound..........in respect of the period from 1st April 1990 to 31st
March 1991 payable in 12 equal monthly instalments subject to
adjustment in accordance with the 	Charging Rules.
Note: based upon a charge of pound	per KW and........	KW of
Estimated Demand as set out in Appendix C.

B.  Capacity Related
Pound..........in respect of the period from 1st April 1990 to 31st
March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon a charge of pound..........per KW Registered Capacity and....... KW being the Registered Capacity as set out in Appendix C.

C.  Energy Related
Pound..........per KWh in respect of each KWh of Energy entering the
Total System in the period from 31st March 1990 to 31st March
1991 payable as described in Clause 14 of the Master Agreement.

Payment shall be made in accordance with Clause 14 of the Master
Agreement.

APPENDIX E
CHARGING RULES

Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

1.2.1 On or before 31st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2 On or before 31st December in each Financial Year,

(i) Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following:-

(a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E; and

(b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph
2.1 of this Appendix E.

(ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

(iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3  Annual Adjustment

1.3.1 NGC's Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2  On or before 1st March each Financial Year NGC shall: -

(i) determine from meter readings of Energy Metering Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak Half Hours applicable during such Financial Year; and

(ii) shall compare the User's highest Registered Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6  In respect of each month during that Financial Year. -

(a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

(b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any). by which the Notional Amount exceeds the Actual Amount.

Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2.  Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that: -

(a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

(b) the principles of asset allocation are those set out in the statements required by Condition 1 0(2)D of the Transmission
Licence, the form of which has been approved by the Director.

Such asset reallocation shall be effective from 1st April 1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.  Replacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2	Where in NGCs reasonable opinion an NGC Asset requires
replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGCs reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.  U

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:

(i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

(ii)  a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to e-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.  Variation of Charges by NGC during the Financial Year

If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6.  Deductions

In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

APPENDIX F1

SITE SPECIFIC TECHNICAL CONDITIONS

Metering

1.1  Operator

Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter: -

1.1.1  NGC may resign as Operator of such Energy Metering
Equipment on giving no less than 12 months' notice in writing;
and

1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing. Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2  U

NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3  Interference

The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4  Pulse data

The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.





EXHIBIT 6

                               DATED 30th March 1990

                         THE NATIONAL GRID COMPANY PLC (1)

                                       and

                                     [  ] (2)

                    ________________________________________

                          SUPPLEMENTAL AGREEMENT TYPE 6
                    _________________________________________

                     (for Generators with Minor Independent
          Generating Plant which is Embedded and who are acting in that capacity and also are Pool Members


                                    CONTENTS

Clause 		 Title

1  		Definitions, Interpretation, Construction
2  		Right to use the NGC Transmission System
3  		Site of Connection to the Distribution System
4  		Use of System Charges
5  		Charging Rules
6  		Metering
7  		Term
8  		Emergency Deenergisation
9  		Deenergisation and Disconnection
10		Notice to Terminate
11		Master Agreement
12		Variations
Appendix A 	Site of Connection
Appendix B
Appendix C 	Zone/Registered Capacity/Peak Half-Hours/Estimated Demand
Appendix D 	Use of System Charges/Payment
Appendix E 	Charging Rules
Appendix F1	 Site Specific Technical Conditions - Metering


THIS SUPPLEMENTAL AGREEMENT is made the           and becomes
effective on the 31st day of March 1990

BETWEEN

(1)  THE NATIONAL GRID COMPANY PLC a company registered in
England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

(2) [ ] a company registered in [ ] with number [ ] whose registered office is at [ ] (the "User", which expression shall include its successors and/or permitted assigns)

WHEREAS

(A) NGC and the User are parties to a Master Connection and Use of System Agreement dated [ ] ("Master Agreement").

(B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

NOW IT IS HEREBY AGREED as follows:-

1. DEFINITIONS. INTERPRETATION AND CONSTRUCTION

1.1 General

Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in Schedule
2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

2. RIGHT TO USE THE NGC TRANSMISSION SYSTEM

2.1 Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may take supplies of power on to and/or take supplies of power from the NGC
Transmission System as the case may be.

2.2 The User shall not operate its User's Equipment such that any of it exceeds its Registered Capacity save as expressly permitted and instructed pursuant to the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry
Practice.

2.3 Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

2.4 Subject to the provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

2.5 Subject to the provisions of the Grid Code NGC shall be entitled to plan and execute outages of parts of the NGC
Transmission System or Plant or Apparatus at any time and from time to time.

 3. SITE  OF CONNECTION TO THE DISTRIBUTION SYSTEM

The site where the User is connected to the Distribution System is more particularly described in Appendix A.

4. USE OF SYSTEM CHARGES

With effect from the commencement of this Supplemental Agreement the User shall pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix
E.

5. CHARGING RULES

The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

6.  METERING

The provisions of Appendix Fl shall have effect.

7. TERM

Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's Plant is Disconnected from the Distribution System in accordance with Clause 9 or 10.

8.  EMERGENCY DEENERGISATION

8.1 Emergency Deenergisation requested by NGC: If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System (if any) poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to request the owner of the Distribution System to which the User is connected to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

8.2 Emergency Deenergisation by a User: If, in the reasonable opinion of the User the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

8.3 Renergisation: The User's Equipment at the Connection Site shall be Re-Energised as quickly as practicable after the circumstances to any Deenergisation under this Clause 12 have ceased to exist.

9.  DEENERGISATION AND DISCONNECTION

9.1  Breach by the User:

If the User shall be in breach of the provisions of this Supplemental Agreement and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems then NGC may:-

(i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

(ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after the receipt of such notice to undertake to NGC not to repeat the breach.

9.2 De-Energisation:	If:-

(a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 9.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 9.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission or User Systems; or

(b) five Business Days have elapsed the date of any valid notice served on the User in accordance with Sub-Clause 9.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 9.2(ii); NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Plant at that site upon expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither the User nor NGC has referred the matter to the Dispute Resolution Procedure. In such event NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Plant at that site forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

9.3 NGC Transmission Licence: If a breach of the nature referred to in Sub-Clause 9.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's Customers upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

9.4 Re-Energisation Disputes: If, following any De-Energisation pursuant to this Clause 9, a User applies to NGC for NGC to issue instructions that the User's Customer(s) be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognized as a dispute over the terms for use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User's Plant is connected to Re-Energise the User's Plant forthwith after any request from the User for NGC to do so.

9.5 Event of Default: If the breach which led to any De-Energisation pursuant to this Clause 9 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:-

(a) all disputes arising out of the subject-matter to this Clause 9 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and (b) any reference to the Director pursuant to Sub-Clause 8.4 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

9.6 Disconnection: Once NGC has given a valid notice of an event of default pursuant to Sub- Clause 9.5 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and

(i) NGC shall request the owner of the Distribution System to which that User is connected to Disconnect all the User's Plant at the site; and

(ii) the User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial
Year in which Termination occurs.

10.  NOTICE TO TERMINATE

10.1 The User may terminate the Supplemental Agreement upon giving to NGC not less than 6 months written notice of termination.

10.2 If notice to terminate is given by the User under Sub-Clause
10.1 this Supplemental Agreement shall terminate upon the expiry of the notice period. Immediately prior thereto the User shall pay NGC all Use of System Charges payable by the User under this Supplemental Agreement in respect of the Financial Year in which termination takes place. This provision shall survive the termination of this Supplemental Agreement.

11. MASTER AGREEMENT

The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

1 2. VARIATIONS

No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order made pursuant to the Act or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written

THE NATIONAL GRID COMPANY PLC )
By  )

the USER  )
By  )

APPENDIX A

COMPANY:



SITE OF CONNECTION TO DISTRIBUTION SYSTEM:


APPENDIX B
NOT USED


APPENDIX C

ZONE/REGISTERED CAPACITY / PEAK HALF/ESTIMATED DEMAND


COMPANY :


GRID SUPPLY POINT/

CONNECTION SITE:

ELECTRICAL LOCATION OF ENERGY METERING

EQUIPMENT MEASURING STATION DEMAND:

ZONE :

a. GENERATION:

SET 	TYPE/FUEL  			REGISTERED
					CAPACITY MW


b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

c. In the Financial Year 1st April 1990 to 31st March 1991 NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

d. ESTIMATED DEMAND for the period between 1 April 1990 and 31st
March 1991 and thereafter as notified in accordance with the Charging Rules.


__________MW


APPENDIX D


USE OF SYSTEM CHARGES/PAYMENT


COMPANY:


LOCATION:

 I ) TYPE OF CHARGE: SYSTEM SERVICE
 Demand related
Pound...................in respect of the period from 1st April 1990 to 31st March 1991 payable in 12 equal monthly installments
subject to adjustment in accordance with the Charging Rules.
Note: based upon a charge of pound.............per KW and..... KW of
Estimated Demand as set out in Appendix C.

 2) TYPE OF CHARGE: INFRASTRUCTURE

A.  Demand related
Pound...........in respect of the period from 1st April 1990 to 31st
March 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules.

Note: based upon a charge of pound..........per KW and ..........KW
of Estimated Demand   as set out in Appendix C.

B.  Capacity Related
Pound.......in respect of the period from 1st April 1990 to 31st
March 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules based upon a charge of pound..... per KW Registered Capacity and ....  KW  being the Registered Capacity as set out in Appendix C.

C.  Energy Related
Pound........per KWh in respect of each KWh of Energy entering the
Total System in the period from 31st March 1990 to 31st March
1991 payable as described in Clause 14 of the Master Agreement.

Payment shall be made in accordance with Clause 14 of the Master
Agreement.


APPENDIX E
CHARGING RULES

1. Use of System Charges - General and Data Requirements

1.1 NGC's Demand related Use of System Charges are calculated by reference to Demand (Active Power) attributable to each Grid Supply Point excluding that Demand (Active Power) met by embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

1.2  Data Requirements

1.2.1 On or before 31st December in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request to enable NGC to calculate the Connection Charges and/or Use of System Charges due from the User to NGC in respect of the Connection Site including the data specified in Appendix C.

1.2.2  On or before 31st December in each Financial Year,  (i)
Users who are Public Electricity Suppliers shall supply to NGC a forecast for the following Financial Year of the following:-

(a) the Natural Demand attributable to each Grid Supply Point equal to the average of the forecasts of Natural Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E; and

(b) the PES Supply Business Demand attributable to each Grid Supply Point equal to the average of the forecasts of PES Supply Business Demand under Annual Average Cold Spell (ACS) Conditions attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph
2.1  of this Appendix E.

(ii) Users who are Second Tier Suppliers shall supply to NGC a forecast for the following Financial Year of the STS Demand under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of STS Demand attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

(iii) Users who are Generators shall supply to NGC a forecast for the following Financial Year of the Station Demand (Active Power) under Annual Average Cold Spell (ACS) Conditions attributable to each Grid Supply Point equal to the average of the forecasts of such Station Demand (Active Power) attributable to such Grid Supply Point for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3  Annual Adjustment

1.3.1 NGCs Demand related Use of System Charges shall be calculated on the basis of actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of a number of peak half hours as notified by NGC to the User under paragraph 2.1 of this Appendix E.

1.3.2  On or before 1st March each Financial Year NGC shall:

(i) determine from meter readings of Energy Metering Equipment the actual Demand (Active Power) attributable to each User at each Grid Supply Point for each of the Number of Peak Half Hours applicable during such Financial Year; and

(ii) shall compare the User's highest Registered Capacity during such year with the Registered Capacity used when estimating the charges due during such Financial Year;

1.3.3 NGC shall then promptly calculate on the basis of the actual position determined in accordance with paragraph 1.3.2 the amount of Demand related or Capacity related Use of System Charges (as the case may be) that would have been payable by the User under this Supplemental Agreement during each month during that Financial Year if they had been calculated on the basis of that of the actual position (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Capacity related Use of System Charges (as the case may be) paid during each month during that Financial Year by the User under this Supplemental Agreement (the "Notional Amount").

1.3.4 NGC shall then prepare a reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the way in which they were calculated.

1.3.5 Together with the reconciliation statement NGC shall send the User an invoice in relation to any sums shown by the reconciliation statement to be due to NGC and interest thereon calculated pursuant to paragraph 1.3.6 below. Forthwith following receipt of any reconciliation statement the User shall send to NGC an invoice in relation to any sum shown by the reconciliation statement to be due to the User and interest thereon calculated pursuant to paragraph 1.3.6 below. Such invoices shall be payable on or before 31st March in such Financial Year.

1.3.6  In respect of each month during that Financial Year:-

(a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the Actual Amount exceeds the Notional Amount; and

(b) NGC shall, following receipt of an appropriate invoice, repay to the User an amount equal to the amount (if any) by which the Notional Amount exceeds the Actual Amount. Interest shall be payable by the paying Party to the other on such amounts from the Payment Date applicable to the month concerned until the date of actual payment of such amounts (which shall not be later than 31st March in such Financial Year). Such interest shall be calculated on a daily basis at the rate equal to the base rate of Barclays Bank PLC for the time being and from time to time during such period.

2. Revision of Charges

2.1 To the extent permitted by the Transmission Licence NGC may revise its Connection Charges and Use of System Charges or the basis of their calculation including issuing revisions to Appendices B, C and D hereto. On or before 31st October in each Financial Year NGC shall notify the User of the intended basis of calculation to be used by NGC in the following Financial Year (including the number and timing of peak half-hours if any to be used when calculating Demand related infrastructure charges) and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year. NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices B, C and D hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix B, C and/or D as appropriate shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

2.2 The User acknowledges that NGC will establish a new asset register during the course of the Financial Year ending 31st March 1991. As a result, NGC shall have the right to vary the asset allocation reflected in Appendix A upon giving not less than 2 months prior written notice to the User provided that

(a) NGC has first consulted the User in advance in good faith, including informing the User of the nature of the reallocation insofar as it materially affects the Connection Site and indicating the likely implications for the User of such reallocation; and

(b) the principles of asset allocation are those set out in the statements required by Condition 10(2)D of the Transmission
Licence, the form of which has been approved by the Director.

Such asset reallocation shall be effective from 1st April 1991 and the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such reallocation with effect from such date.

2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System means that NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation become effective the provisions of Sub-Clauses 11.2 and 11.4 shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

3.  Replacement of NGC Assets

3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges and Use of System Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned. Such Replacement Periods have been agreed between NGC and the User. For the avoidance of doubt, they have been prepared for accounting purposes and carry no implication that they represent the actual useful lives of such assets.

3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary, in which case such approval shall not be required but in such case the User shall have the right to give notice to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon the expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

3.3 Upon the expiry of the Replacement Period of any NGC Asset, NGC shall replace such NGC Asset if requested to do so by the User or if in NGC's reasonable opinion it is necessary to do so to enable NGC to comply with its Licence obligations. Unless so replaced, NGC shall keep the NGC Asset in service. In the event that it is left in service the User shall pay Connection Charges in respect of such NGC Asset calculated by reference to Net Asset Value derived from a revaluation of the asset by NGC (which in the reasonable opinion of NGC, taking into account the depreciation already paid over the lifetime of that asset, reflects the then expected life expectancy of the asset plus capitalised renovation or refurbishment costs). Upon any such replacement NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then current Net Asset Value of such NGC Asset. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase becomes effective. The User shall pay such varied charges and Appendices B and D shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date notified to the User by NGC.

4.  Termination Amounts

4.1 Until the end of the Financial Year in which the termination occurs the User shall pay to NGC the Connection Charges and Use of System Charges for which the User is liable in full. Where the User has a Connection Site the User shall at the end of such Financial Year pay to NGC a sum equal to the following:-

(i) the then current Net Asset Value of the NGC Assets at the Connection Site in question; and

(ii) a sum equal to the reasonable cost of removing such NGC
Assets.

4.2 Where a Termination Amount is paid to NGC under this Agreement and subsequently NGC uses the NGC Assets at the same or another Connection Site and renders and receives a Connection Charge therefor NGC shall pay to the User the Net Asset Value component of the Termination Amount less reasonable maintenance and storage costs. NGC shall use its reasonable endeavours to re-use such NGC Assets where it is economic to do so. Upon request and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such NGC Assets have or have not been so re-used.

5.   Variation of Charges by NGC during the Financial Year

If NGC is notified of a reduced Demand forecast by a PES or STS from the forecast submitted under paragraph 1.2 of this Appendix and is also notified of a corresponding increase in such a Demand forecast by another PES or STS NGC shall vary the Use of System charges due from the User notifying the reduction such that the charges payable reflect the revised forecast within 30 days of receipt of the 2 notices. NGC shall vary or commence charging as the case may be the Use of System charges due from the User notifying the increase with effect from the date that the increase becomes effective. Save where NGC receives 2 corresponding notifications there shall unless NGC decides otherwise be no variation of charges downwards during the Financial Year to cover this eventuality and reconciliation shall be effected pursuant to paragraph 1.3 of this Appendix.

6. Deductions

In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.3 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1st April in each of the first 3 years of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

APPENDIX F1

SITE SPECIFIC TECHNICAL CONDITIONS

Metering

1.1 Operator

Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:

1.1.1  NGC may resign as Operator of such Energy Metering
Equipment on giving no less than   12 months' notice in writing;
and

1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

1.2 Charges

NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

1.3 Interference

The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

1.4  Pulse data

The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as maybe reasonably necessary therefor.






EXHIBIT 7

CONNECTION APPLICATION

NOTES

PLEASE STUDY THE FOLLOWING NOTES BEFORE COMPLETING AND SIGNING
THIS APPLICATION FORM.

1. NGC requires the information requested in this application form for the purposes of preparing an offer ("the Offer") to enter into an agreement for connection to and/or use of the NGC Transmission System in accordance with Condition 10(B) of the NGC Transmission Licence. It is essential that the Applicant should supply all information requested in this application form and that every effort should be made to ensure that such information should be accurate.

Please note that certain expressions which are used in this application form are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

2. Should NGC consider that any information provided is incomplete or unclear or should NGC require further information in order that it may prepare the Offer, the Applicant will be requested to provide further information or clarification.

3. Should there be any change in any information provided by the Applicant after it has been submitted to NGC, the Applicant must immediately inform NGC of such a change.

4. NGC shall charge the Applicant and the Applicant shall pay to NGC NGC's Engineering Charges in relation to the application. An advance will be charged by NGC which will be reasonable in all the circumstances. No application will be considered until such advance has been paid. The balance of the NGC Engineering Charges shall be notified and invoiced by NGC to the Applicant together with a breakdown of such charges and the Applicant shall pay the same within 28 days of the date of NGC's invoice. If NGC does not make an Offer to the Applicant in accordance with Condition 10(B) of the NGC Transmission Licence otherwise than by reason of withdrawal of the application by the Applicant NGC will return the charges to the Applicant. NGC will deduct from the Connection Charges and/or Use of System Charges payable during the first 3 years following the Practical Completion Date any NGC Engineering Charges paid by the applicant in 3 equal instalments. In the event that the advance and any other payments exceed the appropriate NGC Engineering Charges the excess shall be repaid forthwith to the Applicant.

5. The effective date upon which the application is made shall be the later of the date when NGC has received the application fee under Paragraph 4 above and the date when NGC is reasonably satisfied that the Applicant has completed Sections A-D. NGC shall notify the Applicant of such date.

6. NGC will make the Offer in accordance with the terms of Clauses 11 and 12 of the Master Agreement and the NGC
Transmission Licence.

7. NGC will make the Offer as soon as is reasonably practicable and in any event within in 3 months of the effective date of the application or such later period as the Director agrees to. The Offer may, where it is necessary to carry out additional extensive system studies to evaluate more fully the impact of the proposed development, indicate the areas that require more detailed analysis. Before such additional studies are required, the Applicant shall indicate whether it wishes NGC to undertake the work necessary to proceed to make a revised offer within the 3 month period or, where relevant the timescale consented to by the Director. To enable NGC to carry out any of the above mentioned necessary detailed system studies the Applicant may, at the request of NGC, be required to provide some or all of the Detailed Planning Data listed in Part 2 of the Appendix to the Planning Code which is part of the Grid Code.

8. If the Applicant has not already entered into a Master Connection and Use of System Agreement with NGC the Applicant will be required as part of this Application Form to undertake that he will comply with the provisions of the Grid Code for the time being in force. Copies of the Grid Code and the Master Connection and Use of System Agreement are sent with this application form and the Applicant is advised to study them carefully. Further copies are available on payment of NGC's reasonable copying charges, postage and packing. Data submitted pursuant to this application shall be deemed submitted pursuant to the Grid Code.

9. NGC's Offer will be based upon its standard form terms of Connection Offer a copy of which is attached and the statement of charges issued by NGC under Condition 10 of NGC's Transmission Licence. The Applicant should bear in mind NGC's standard form terms of offer when making this application.

10. 	In particular, NGC prepares Offers upon the basis that each
party will design, construct, install, control, operate and maintain the Plant and Apparatus which he will own usually but not necessarily applying the ownership rules set out in Clause 6 of the Master Agreement. If the Applicant wishes NGC to carry out any of these matters on the Applicant's behalf please contact NGC for further details.

11.	In particular please note that NGC may require as a
condition of the Offer that the Applicant's Plant or Apparatus should meet or provide some or all of the technical requirements set out in the Appendices of the draft Supplemental Agreement attached to NGC's standard form terms of offer and may propose that the Applicant's Plant or Apparatus should have the capability to provide Agreed Ancillary Services.

12.	Please complete this application form in black print and
return it duly signed to [name of       contact] at the
Commercial Department, NGC, National Grid House, Sumner Street,
London, SE1 9JU (Telephone No. [	                 ]).


CONNECTION APPLICATION

1. We hereby apply to connect our Plant and Apparatus to the NGC
Transmission System at a New Connection Site. We agree to pay
NGC's Engineering Charges on the terms specified in the Notes to the Connection Application.

2. We will promptly inform NGC of any change in the information given in this Application as quickly as practicable after becoming aware of any such change.

3. If we have not already signed a Master Agreement or Accession
Agreement we undertake for the purposes of this Application to be bound by the terms of the Grid Code from time to time in force and to sign an Accession Agreement.

Signed:

 ......................................................
For and on behalf of the Applicant

Date: .......................................

NGC - APPLICATION FOR A NEW CONNECTION

A.  DETAILS OF APPLICANT

1.
	Name:_______________________________________________________


2.
	Address:____________________________________________________



______________________________________________________


______________________________________________________


______________________________________________________

3.	Registered Office/Address:


_____________________________________________________________


_____________________________________________________________


_____________________________________________________________


_____________________________________________________________

4.	Name, title and address of contacts for the purposes of this application,
           giving description of the field of responsibility of each person:


_____________________________________________________________


_____________________________________________________________


_____________________________________________________________


______________________________________________________________


______________________________________________________________


5.	If Applicant is an agent, please give name(s) and
address(es) of person(s) for
          whom the Applicant is acting:


______________________________________________________________


______________________________________________________________


______________________________________________________________


______________________________________________________________


B.	THE PROPOSED POINT OF CONNECTION

1.	Please identify (preferably by reference to an extract from
Ordnance Survey Map) the intended location (the "Connection
Site") of the Plant and Apparatus ("the User  Development") which it is desired should be connected to the NGC Transmission
	System and where the application is in respect of a proposed
New Connection Site other 	than at an existing sub-station
please specify the proposed location and name of the New
Connection Site (which name should not be the same as or confusingly similar to the name of any other Connection Site) together with details of access to the Connection Site including from the nearest main road.


______________________________________________________________


______________________________________________________________


______________________________________________________________


2.	Please provide a plan or plans of the proposed Connection
Site indicating (so far as you are now able) the position of all buildings, structures, Plant and Apparatus and of all services located on the Connection Site.


_____________________________________________________________


_____________________________________________________________


_____________________________________________________________


3.	Give details of the intended legal estate in the Connection
Site (to include leasehold and freehold interests) in so far as you are aware.


_____________________________________________________________


_____________________________________________________________


4.	Who occupies the Connection Site in so far as you are aware?


_____________________________________________________________

5.	If you believe that a new sub-station will be needed, please indicate by reference to the plan

	referred to in (2) above the Applicant's suggested location for it - giving dimensions of the area.


_____________________________________________________________


_____________________________________________________________

6.	If you are prepared to make available to NGC the land
necessary for the said substation, please set out brief proposals for NGC's interest in it including (if relevant) such interest and the consideration to be paid by NGC for it.


_____________________________________________________________


_____________________________________________________________


7.	What space is available on the Connection Site for working
storage and accommodation areas for NGC contractors? If so, please indicate by reference to the plan referred to in (2) above the location of such areas, giving the approximate dimensions of the same.


_____________________________________________________________


_____________________________________________________________

8.	Please provide details (including copies of any surveys or
reports) of the physical nature of land in which you have a legal estate at the proposed Connection Site including the nature of the ground and the sub-soil including the results of the following tests:

                                      [NGC to specify]

_____________________________________________________________


_____________________________________________________________


9.	Please give details and provide copies of all existing
relevant planning and other consents (statutory or otherwise) relating to the Connection Site and the User Development and/or details of any pending applications for the same.


_____________________________________________________________


_____________________________________________________________


_____________________________________________________________

10.	Is access to or use of the Connection Site for the purposes
of installing, maintaining and operating Plant and Apparatus subject to any existing restrictions? If so, please give details.


_____________________________________________________________


_____________________________________________________________


_____________________________________________________________


_____________________________________________________________


11.	If you are aware of them, identify by reference to a plan
(if possible) the owners and

	(if different) occupiers of the land adjoining the Connection Site. To the extent that

	you have information, give brief details of the owner's and occupier's estates and/or

	interests in such land.


_____________________________________________________________


_____________________________________________________________


12.	Please provide details of the values and methods of
calculation of liquidated damages

	to be payable by NGC if the proposed works are delayed or not completed through

	NGC's fault.


_____________________________________________________________


_____________________________________________________________



	C.	TECHNICAL INFORMATION

1.	Please provide the data listed in Part I of the Appendix to
the Planning Code which are

	applicable to you. Note: the data concerned form part of the Planning Code and Data

	Registration Code. Applicants should refer to these sections of the Grid Code for an

	explanation.

2.	Please provide a copy of your Safety Rules if not already
provided to NGC

3.	Please indicate any terms which you are prepared to offer
for

	(a)	Black Start Capability
	(b)	Gas Turbine Unit Fast Start
	(c)	Synchronous Compensation
	(d)	Pumped Storage Unit Spinning-in-Air
	(e)	Pumped Storage
	(f)	Pumped Storage Plant Fast Start from Standstill
	(g)	Demand Reduction
	(h)	Adjustment to Pumped Storage Unit Pumping Programme
	(i)	Hot Standby

4.	Please enclose a draft Interface Agreement (if applicable).


D. 	PROGRAMME

Please provide a suggested construction programme in bar chart form for the construction works necessary to install the User Development (not the NGC Assets needing to be installed) indicating the anticipated date when the connection will be required to be made.


EXHIBIT 8

                              CONNECTION OFFER

Date: [                  ]

Dear Sirs,

We refer to your application dated [	] for a New
Connection Site for your proposed development at [		] and
to [here list other documents submitted by applicant in support of his application together with any relevant NGC communications relating to the application] and now set out below our offer for the New Connection Site. Please note that certain expressions which are used in this offer are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

1.	NGC offers to enter into a Supplemental Agreement in the
form and terms attached as Section A. If you are not already a User you are required to enter into the enclosed Accession
Agreement.

2.	This offer has been prepared upon the basis that each party
will construct, install, control, operate and maintain the
Plant and Apparatus which it will own applying where
necessary the ownership 	rules set out in Clause 6 of the
Master Agreement. If you wish us to carry out any of these
matters 	on your behalf please contact us for further
details.

[3.	It is a part of this offer that you also enter into an
Interface Agreement in the form set out in Section B.]

4.	This offer has been prepared upon the basis that you have or will obtain the legal estate which you expressed as your intention in the said application in the land described inSection C.


5.	If so indicated by a tick in the relevant box
	(i)	you are required to provide us with your credit
rating over the past 10years and the name of your credit rating agency.

	and/or

	(ii)	you are required to enter into a bond in the sum
of [       ] pounds in a form	approved by NGC such
approval not to be unreasonably withheld or delayed.

6.	The technical conditions with which you must comply
as a term of this offer are set out in the Grid Code.
Additional or different technical conditions set out in the Appendices to the supplemental Agreement are set out in Section A.

7.	This offer is open for acceptance according to the terms of
Clause 11 of the Master Agreement and Transmission Licence.
Please note your right to make an application to the Director to settle the terms of the Offer pursuant to Condition 10CI of the Transmission Licence.

8.	If you have not yet entered into a Master Agreement
with us please note that in your application you have undertaken to be bound by the Grid Code and that the provisions of the Grid Code bind you until this offer lapses.

9.	To accept this offer, please execute and return the
[Accession Agreement and] Supplemental Agreement [Interface
Agreement] attached to this offer as Section A. Subject to the provisions of paragraph 7 above NGC will then itself execute the Agreement(s). THE AGREEMENTS ARE ONLY EFFECTIVE
IN ACCORDANCE WITH THEIR TERMS ONCE THEY HAVE BEEN EXECUTED
BY NGC.


10.	All communications in relation to this offer must, in the
first instance, be directed to the Commercial Department of NGC for the attention of [description].

Yours faithfully,



 ...................................
for and on behalf of
The National Grid Company PLC



SECTION A
FORM OF SUPPLEMENTAL AGREEMENT

SECTION B
FORM OF INTERFACE AGREEMENT



SECTION C
USERS LAND








EXHIBIT 9

                      USE OF SYSTEM APPLICATION (GENERATORS)

                                    NOTES

PLEASE STUDY THE FOLLOWING NOTES BEFORE COMPLETING AND SIGNING
THIS APPLICATION FORM.

1. NGC requires the information requested in this application form for the purposes of preparing an offer (.the Offer.) to enter into an agreement for use of the NGC Transmission System in accordance with Condition 10(B) of the NGC Transmission Licence. It is essential that the Applicant should supply all information requested in this application form and that every effort should be made to ensure that such information should be accurate.

Please note that certain expressions which are used in this application form are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

2. Should NGC consider that any information provided is incomplete or unclear or should NGC require further information in order that it may prepare the Offer, the Applicant will be requested to provide further information or clarification.

3. Should there be any change in any information provided by the Applicant after it has been submitted to NGC, the Applicant must immediately inform NGC of such a change.

4. The effective date upon which the application is made shall be the date when NGC is reasonably satisfied that the Applicant has completed Sections A-D. NGC shall notify the Applicant of such date.

5. NGC will make the Offer in accordance with the terms of Clauses 11 and 12 of the Master Agreement and the NGC
Transmission Licence.

6. NGC will make the Offer as soon as is reasonably practicable and in any event within 3 months of the effective date of the application or such later period as the Director agrees to. The offer may, where it is necessary to carry out additional extensive system studies to evaluate more fully the impact of the proposed development, indicate the areas that require more detailed analysis. Before such additional studies are required, the Applicant shall indicate whether it wishes NGC to undertake the' work necessary to proceed to make a revised offer within the 3 month period or, where relevant the timescale consented to by the Director. To enable NGC to carry out any of the above mentioned necessary detailed system studies the Applicant may, at the request of NGC, be required to provide some or all of the Detailed Planning Data listed in Part 2 of the Appendix to the Planning Code which is part of the Grid Code.

7. If the Applicant has not already entered into a Master Connection and Use of System Agreement with NGC the Applicant will be required as part of this Application Form to undertake that he will comply with the provisions of the Grid Code for the time being in force. Copies of the Grid Code and the Master Connection and Use of System Agreement are sent with this application form and the Applicant is advised to study them carefully. Further copies are available on payment of NGC's reasonable copying charges, postage and packing. Data submitted pursuant to this application shall be deemed submitted pursuant to the Grid Code.

8.  	NGC's Offer will be based to the extent appropriate upon its standard form terms of Connection Offer a copy of which is attached and the statement of charges issued by NGC under Condition 10 of NGC's Transmission Licence. The Applicant should bear in mind NGC's standard form terms of offer when making this application

9. In particular please note that NGC may require as a condition of the Offer, that the Applicant's Plant or Apparatus should meet or provide some or all of the technical requirements set out in the Appendices of the draft Supplemental Agreement attached to NGC's standard form terms of offer and may propose that the Applicant's Plant or Apparatus should have the capability to provide Agreed Ancillary Services.

10  Please complete this application form in black print and return it duly signed to [name of contact] at the Commercial
Department, NGC, National Grid House, Sumner Street, London, SE1
9JU (Telephone No. [	]).

USE OF SYSTEM APPLICATION

1.  We hereby apply to use the NGC Transmission System from our
connection to [    ] 	Distribution System.

2. We will promptly inform NGC of any change in the information given in this Application as quickly as practicable after becoming aware of any such change.

3.  If we have not already signed a Master Agreement or Accession
Agreement we undertake for 	the purposes of this Application to be
bound by the terms of the Grid Code from time to time 	in force
and to sign an Accession Agreement.

Signed:

 .................................................
For and on behalf of the Applicant

Date:...................................

APPLICATION FOR USE OF SYSTEM

A.  DETAILS OF APPLICANT

1.  Name:
	................................................................
	................................................................

2.  Address:
	................................................................
 ................................................................
 ................................................................

3.  Registered Office/Address:
 ................................................................
 ................................................................
 ................................................................
 ................................................................

4. Name, title and address of contacts for the purposes of this application, giving description of the field of responsibility of each person:
 ................................................................
 ................................................................
 ................................................................

5.  If Applicant is an agent, please give name(s) and
address(es) of person(s) for whom the Applicant is acting:
 ................................................................
 ................................................................
 ................................................................


B. THE PROPOSED POINT OF CONNECTION TO A DISTRIBUTION SYSTEM

1. Please identify (preferably by reference to an extract from Ordnance Survey Map) the intended location of the Plant and Apparatus ("the User Development") which it is desired should be connected to the Distribution System.

 .................................................................
 .................................................................
 .................................................................
 .................................................................
 .................................................................
 .................................................................
 .................................................................
 .................................................................

2. If you believe that a new sub-station will be needed, please indicate by reference to a plan your suggested location for it.

 .................................................................
 .................................................................
 .................................................................
 .................................................................
 .................................................................
 .................................................................

3. Please provide details of the values and methods of calculation of liquidated damages to be payable by NGC if any proposed NGC Reinforcement Works are delayed or not completed through NGC's fault.

 .................................................................
 .................................................................
 .................................................................
 .................................................................
 .................................................................
 .................................................................

C.  TECHNICAL INFORMATION

1. Please provide the data listed in Part 1 of the Appendix to the Planning Code. Note: the data concerned form part of the Planning Code and Data Registration Code. Applicants should refer to these sections of the Grid Code for an explanation.

2. Please provide a copy of your Safety Rules if not already provided to NGC.

3. Please indicate any terms which you are prepared to offer for:

(a)  Black Start Capability
(b)  Gas Turbine Unit Fast Start
(c)  Synchronous Compensation
(d)  Pumped Storage Unit Spinning-in-Air
(e)  Pumped Storage
(f)  Pumped Storage Plant Fast Start from Standstill
(g)  Demand Reduction
(h)  Adjustment to Pumped Storage Unit Pumping Programme
(i)  Hot Standby

D.  PROGRAMME


Please provide a suggested construction on programme in bar chart form for the construction works necessary to install the User
Development indicating the anticipated date when the connection will be required to be made.






EXHIBIT 10

                      USE OF SYSTEM APPLICATION (SUPPLIERS)


                                     NOTES

PLEASE STUDY THE FOLLOWING NOTES BEFORE COMPLETING AND SIGNING
THIS APPLICATION FORM.

1. NGC requires the information requested in this application form for the purposes of preparing an offer (.the Offer.) to enter into an agreement for use of the NGC Transmission System in accordance with Condition 10(B) of the NGC Transmission Licence. It is essential that the Applicant should supply all information requested in this application form and that every effort should be made to ensure that such information should be accurate.

Please note that certain expressions which are used in this application form are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

2. Should NGC consider that any information provided is incomplete or unclear or should NGC require further information in order that it may prepare the Offer, the Applicant will be requested to provide further information or clarification.

3. Should there be any change in any information provided by the Applicant after it has been submitted to NGC, the Applicant must immediately inform NGC of such a change.

4. The effective date upon which the application is made shall be the date when NGC is reasonably satisfied that the Applicant has completed Sections A and B. NGC shall notify the Applicant of such date.

5. NGC will make the Offer in accordance with to the terms of Clauses 11 and 12 of the Master Agreement and the NGC
Transmission Licence.

6. NGC will make the Offer as soon as is reasonably practicable and in any event within 3 months of the effective date of the application or such later period as the Director agrees to.

7. If the Applicant has not already entered into a Master Connection and Use of System Agreement with NGC the Applicant will be required as part of this Application Form to undertake that he will comply with the provisions of the Grid Code for the time being in force. Copies of the Grid Code and the Master Connection and Use of System Agreement are sent with this application form and the Applicant is advised to study them carefully. Further copies are

8.  Please complete this application form in black print and return it duly signed to [name of contact] at the Commercial
Department, NGC, National Grid House, Sumner Street, London, SEI
9JU (Telephone No.
[    ] ).1.

USE OF SYSTEM APPLICATION

1.  We hereby apply to use the NGC Transmission System.

2. We will promptly inform NGC of any change in the information given in this Application as quickly as practicable after becoming aware of any such change.

3. If we have not already signed a Master Agreement or Accession Agreement we undertake for the purposes of this Application to be bound by the terms of the Grid Code from time to time in force and to sign an Accession Agreement.


Signed:

 ..................................................
For and on behalf of the Applicant


Date:  ....................................

NGC - APPLICATION FOR A NEW CONNECTION

A.  DETAILS OF APPLICANT

1.
Name:.....................................................
 ..........................................................
 .................
 ..........................................................
 ..........................................................
 ...........................


2.
Address:..................................................
 ..........................................................
 ................
 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................


3.  Registered Office/Address:

 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................

4. Name, title and address of contacts for the purposes of this application, giving description of the field of responsibility of each person:

 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................



5. If Applicant is an agent, please give name(s) and address(es) of person(s) for whom the Applicant is acting:

 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................
 ..........................................................
 ..........................................................
 ...........................



B.  DATA REQUIREMENTS

Please provide the data required under Appendix E, A, C and D as appropriate of Supplemental Agreement Type 5 upon which our terms of offer of use of system will be based.







EXHIBIT 11

                  MODIFICATION APPLICATION

                          NOTES

PLEASE STUDY THE FOLLOWING NOTES BEFORE COMPLETING AND SIGNING
THIS APPLICATION FORM.


1. NGC requires the information requested in this application form for the purposes of preparing an offer ("the Offer") of terms for the construction of a proposed Modification and for the variation of the existing Supplemental Agreement covering the Connection Site affected by the Modification. It is essential that the Applicant should supply all information requested in this application form and that every effort should be made to ensure that such information should be accurate.

Please note that certain expressions which are used in this application form are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

2. Should NGC consider that any information provided is incomplete or unclear or should NGC require further information in order that it may prepare the Offer, the Applicant will be requested to provide further information or clarification.

3. Should there be any change in any information provided by the Applicant after it has been submitted to NGC, the Applicant must immediately inform NGC of such a change.

4. NGC shall charge the Applicant and the Applicant shall pay to NGC NGC's Engineering Charges in relation to the application.
An advance will be charged by NGC which will be reasonable in all the circumstances. No application will be considered until such advance has been paid. The balance of the NGC Engineering Charges shall be notified and invoiced by NGC to the Applicant together with a breakdown of such charges and the Applicant shall pay the same within 28 days of the date of NGC's invoice. If NGC does not make an Offer to the Applicant in accordance with the NGC Transmission Licence otherwise than by reason of withdrawal of the application by the Applicant NGC will return the charges to the Applicant. NGC will deduct from the Connection Charges and/or Use of System Charges payable during the first 3 years following the Practical Completion Date of the Modification any NGC Engineering Charges paid by the applicant in 3 equal instalments. In the event that the advance and any other payments exceed the appropriate NGC Engineering Charges the excess shall be repaid forthwith to the Applicant.


5. The effective date upon which the application is made shall be the later of the date when NGC has received the application fee under Paragraph 4 above and the date when NGC is reasonably satisfied that the Applicant has completed Sections A-D. NGC shall notify the Applicant of such date.

6. NGC will make the Offer in accordance with the terms of Clauses 10 and 12 of the Master Agreement and the NGC
Transmission Licence.

7. NGC will make an Offer as soon as is reasonably practicable and in any event within 3 months of the effective date of the application or such later period as the Director agrees to. The Offer may, where it is necessary to carry out additional; I extensive system studies to evaluate more fully the impact of the proposed development, indicate the areas that require more detailed analysis. Before such additional studies are required, the Applicant shall indicate whether it wishes NGC to undertake the work necessary to proceed to make a revised offer within the 3 month period or, where relevant the timescale consented to by the Director. To enable NGC to carry out any of the above mentioned necessary detailed system studies the Applicant may, at the request of NGC, be required to provide some or all of the Detailed Planning Data listed in Part 2 of the Appendix to the Planning Code which is part of the Grid Code.

8. Data submitted pursuant to this application shall be deemed submitted pursuant to the Grid Code.

9. NGCs Offer will to the extent appropriate be based upon its standard form terms of Modification Offer a copy of which is attached and the statement of charges issued by NGC under Condition 10 of NGCs Transmission Licence. The Applicant should bear in mind NGCs standard form terms of offer when making this application.

10. Please complete this application form in black print and return it duly signed to [name of contact] at the Commercial
Department, NGC, National Grid House, Sumner Street, London,
SKI 9JU (Telephone No. []).



MODIFICATION APPLICATION

1. We hereby apply to modify our connection to the NGC
Transmission System at [   ] Connection Site.  We agree to
pay NGCs Engineering Charges on the terms specified in the Notes to the Connection Application.

2. We will promptly inform NGC of any change in the information given in this Application as quickly as practicable after becoming aware of any such change.













Signed:


____________________________
For and on behalf of the Applicant




Date: ______________________
























MODIFICATION- APPLICATION



A.DETAILS OF APPLICANT

1. 	Name:
___________________________________________________ -
	_____________________________


	2.	Address:
_________________________________________________ -


	_________________________________________________ -


	________________________________________________ -


	_________________________________________________ -

				___________


	3.	Registered Office/Address:


	_________________________________________________________
_ -


	_________________________________________________________
_ -


	_________________________________________________________
_ -


	_________________________________________________________
_ -

		____________


4.	Name, title and address of contacts for the purposes
of this application, giving description of the field of responsibility of each person:


	____________________________________________________
 -

	____________________________________________________
 -

	____________________________________________________
 -


 ____________________________________________________
-

	____________________________________________________
 -

	____________________________________________________
 -

	_________________




5.	If Applicant is an agent, please give name(s) and
address(es) of person(s) for whom the Applicant is acting:


	____________________________________________________________ -


	____________________________________________________________ -


	_____________________________________________________________ -


	_____________________________________________________________ -

		____________________


B.	THE CONNECTION SITE TO BE MODIFIED

1.	Please identify by name the Connection Site at which the
Modification is to be undertaken.


	_______________________________________________________________________ -


	_______________________________________________________________________ -


	_______________________________________________________________________ -

		________________



2.	Give details of the rights in any additional land which you
are proposing to acquire at the Connection Site (to include leasehold and freehold interests) so as to undertake the modification.

	_____________________________________________________________________ -

	____________________


3.	What space is available on the Connection Site for  working
storage and accommodation areas for NGC contractors? If so, please indicate by reference to a plan the location of such areas, giving the approximate dimensions of the same.

	_____________________________________________________________________ -

	_____________________________________________________________________ -

	_________________


4.	Please provide details (including copies of any surveys or
reports) of the physical nature of any additional land the subject to your answer to Question 2 above including the nature of the ground and the sub-soil including the results of the following tests:-




[NGC to specify]

	_____________________________________________________________________ -

	___________________________________________



5.	Please give details and provide copies of all existing
relevant planning and other consents (statutory or otherwise) held by you relating to the Connection Site or the Modification and/or details of any pending applications for the same.

	______________________________________________________________________ -

	_______________________________________________________________________

	_______________________________________


6.	Please provide details of the values and methods of
calculation of liquidated damages to

be payable by NGC if the proposed works are delayed or not completed through NGC's fault.

______________________________________________________________________ -

_______________________________


7.	Please indicate what, if any, of the necessary
construction works necessary for the 	Modification you
would like NGC to conduct upon your behalf.

C.		TECHNICAL INFORMATION

1.	Please provide full details of the proposed
Modification together with the relevant Standard
Planning Data as listed in Part I of the Appendix to the Planning Code to the extent that the data will change from previously submitted Committed Project
Planning Data or Connected Planning Data as a result of the proposed Modification. Note: the data concerned form part of the Planning Code and Data
Registration Code. Applicants should refer to these sections of the Grid Code for an explanation.

D.	PROGRAMME

	Please provide a suggested construction programme in bar chart form for the construction works necessary to install the Modification (not the NGC Assets needing to be installed) indicating the anticipated date when the connection will be required to be made.








EXHIBIT 12

                     MODIFICATION OFFER

Date: [			]

Dear Sirs,

We refer to your application dated [       ] for a Modification
for your proposed development at [        ] and to [here list
other documents submitted by applicant in support of his application together with any relevant NGC communications relating to the application] and now set out below our offer for the Modification. Please note that certain expressions which are used in this offer are defined in the glossary of definitions (contained in Schedule 2 to the Master Agreement) and when this occurs the expressions have capital letters at the beginning of each word.

1.	NGC offers to enter into an agreement covering the
construction of the Modification in the terms set out in Section A and to vary the Supplemental Agreement covering the Connection Site as specified in Section B.

2.	This offer has been prepared upon the basis that you have or will obtain the legal estate which you expressed as your intention in the said application in the land described in Section C.

3.	If so indicated by a tick in the relevant box you are
required to enter into a bond in the sum of [     ] pounds in a
form approved by NGC such approval not to be unreasonably withheld or delayed.

4.	The technical conditions with which you must comply as a
term of this offer are set out in the Grid Code. Additional or different technical conditions set out in the Appendices to the Supplemental Agreement are set out in Section A and/or Section B.

5.	This offer is open for acceptance according to the terms of
Clause 10 of the Master Agreement and the Transmission
Licence. Please note your right to make an application to the Director to settle the terms of the Offer pursuant to Condition 10CI of the Transmission Licence.

6.	To accept this offer, please execute and return the
agreements attached to this offer as Section A and Section
B. Subject to the provisions of paragraph 7 above NGC will then itself execute the Agreement(s). THE AGREEMENTS ARE ONLY EFFECTIVE IN ACCORDANCE WITH THEIR TERMS ONCE THEY HAVE BEEN EXECUTED BY NGC.

7.	All communications in relation to this offer must, in the
first instance, be directed to the Commercial Department of NGC for the attention of [description].

						Yours faithfully,




						________________
						for and on behalf of
						The National Grid Company PLC

SECTION A

AGREEMENT FOR CONSTRUCTION WORKS


SECTION B

FORM OF VARIED SUPPLEMENTAL AGREEMENT


SECTION C

USERS LAND







EXHIBIT 13

                  MODIFICATION NOTIFICATION

1.	This Modification Notification is issued by NGC pursuant to
Clause 10.3.1 to the Master Agreement. The User has certain rights under Clause 10.3 and is advised to consider whether it wishes to avail itself to such rights upon receipt of this Modification Notification.

2.	NGC proposes to make the Modification to the NGC
Transmission System set out below:-

3.	NGC reasonably believes that you may have to carry out the
following works as a result of the proposed Modification:-


4.	The latest date upon which you may apply to the Director
under Condition 10C of the Transmission Licence is [date: to be supplied by NGC, subject to Clause 10.3.2 of the Master
Agreement.]


Dated:

Signed for and on behalf of
The National Grid Company Plc


DATED ______________ 1990

THE NATIONAL GRID COMPANY PLC	(1)

and

_______________________________	(2)

AGREEMENT FOR PAYMENT BY NGC FOR ANCILLARY SERVICES

NOTE:  THIS IS A "STANDARD FORM" FOR ALL ANCILLARY SERVICES AND
WILL REQUIRE AMENDMENT TO REFLECT THE ACTUAL SERVICES PROVIDED BY
THE GENERATOR IN QUESTION

CONTENTS

Clause		Title

1.		Definitions and Interpretation
2.		Commencement and Term
3.		Reactive Power
4.		Future Method of Paying for Reactive Energy
5.		Canceled Starts
6.		Hot Standby
7.		Frequency Response
8.		Black Start Capability
9.		Payment
10.		Limitation of Liability
11.		Metering
12.		Termination
13.		Assignment
14.		Confidentiality for NGC and its Subsidiaries
15.		Confidentiality for the Generator
16.		Additional Costs
17.		Waiver
18.		Notices
19.		Counterparts
20.		Variations
21	 	Dispute Resolution
22.		Jurisdiction
23.		Governing Law
24.		Severance of Terms
25.		Entire Agreement

Schedule A	Term of the Agreement for Commercial Ancillary Services
and periods of notice
Schedule B	Form of Amending Agreement
Schedule C	Charging Principles
Schedule D	Reactive Power
Schedule E	Frequency Response
Schedule F	Fast Starts and Load Reduction
Schedule G	Black Start
Schedule H	Notices
Schedule I	Indexation Formulae
Schedule J	Definitions
Schedule K	Canceled Start and Hot Standby


THIS AGREEMENT is made the         day of                    1990
BETWEEN: -

THE NATIONAL GRID COMPANY PLC a company registered in England with Number 2366977 whose registered office is at national Grid House, Sumner Street, London SE1 9JU ("NGC" which expression shall include its permitted successors and/or assigns).

[NP] [POWERGEN] [PUMPED STORAGE] [NUCLEAR ELECTRIC] [OTHERS]
 ....(the "Generator" which expression shall include its permitted successors and/or assigns).

WHEREAS:-

For the purposes of the operation and use of the NGC Transmission
System, the Grid Code the Master Connection Agreement and the
Supplemental Agreements require that certain Ancillary Services be provided by the Generator.

NGC has agreed to pay for such Ancillary Services at the rates and prices and in the manner hereinafter set out.

NOW IT IS HEREBY AGREED as follows:-

DEFINITIONS AND INTERPRETATION

In this Agreement unless the subject matter or context otherwise requires or is inconsistent therewith, the definitions set out in Schedule J shall apply.

In this Agreement:-

except where the context otherwise requires, references to a particular Sub-Clause, Clause, Paragraph or Schedule shall be a reference to that Sub-Clause, Clause, Paragraph or Schedule in or to this Agreement;

the table of contents and headings are inserted for convenience only and shall be ignored in construing this Agreement;

references to the words "include" or "including" are to be construed without limitation; except where the context otherwise requires, any reference to an Act of Parliament or any Part or Section or other provision of, or Schedule to, an Act of Parliament shall be construed, at the particular time, as including a reference to any modification, extension or re-enactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament;

references to the masculine shall include the feminine and references in the singular shall include references in the plural and vice versa;

except where the context otherwise requires, any reference to a "person" includes any individual, partnership, firm, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality.

COMMENCEMENT AND TERM

This Agreement shall come into effect on the Effective Date and shall continue in force and effect as follows: -

in respect of System Ancillary Services until terminated pursuant to the terms of this Agreement;

in respect of Commercial Ancillary Services, for the respective period or periods from the Effective Date shown in Schedule A for the particular Generating Units and Ancillary Services there set out unless in any case terminated earlier pursuant to the terms of this Agreement.

If at any time after the Effective Date the Parties enter into a Supplemental Agreement in relation to a New Connection Site or a variation to a Supplemental Agreement following a Modification to an existing Connection Site which in either case (either by agreement or pursuant to an obligation under the Grid Code) requires the Generator to provide Ancillary Services of any kind to NGC, the Parties shall at the same time enter into an agreement in the form set out in Schedule B amending this Agreement to reflect the terms agreed as to the payments to be made by NGC for the Ancillary Services concerned.

At least three months prior to the date when this Agreement expires by effluxion of time in respect of any Commercial Ancillary Service from a Generating Unit, the Parties shall discuss the price payable and the period for which such price will be payable for such and Ancillary Service with effect from such date. Provided that the Parties reach agreement prior to such date this Agreement will be amended accordingly; otherwise this Agreement will expire in respect of that Commercial Ancillary Service from the Generating Unit concerned on such expiry date.

Price Adjustment

The rates, prices and indexation formulae set out in this Agreement for System Ancillary Services shall be reviewed as at and (if appropriate) adjusted as from each Review Date during the term of this Agreement.

The Parties shall endeavour to agree the amount of any such adjustment to the rates and prices and any adjustment to the indexation formulae and in endeavouring to agree such adjustments they shall have regard to the Charging Principles set out in Schedule C.

If the adjustment to the rates, prices or indexation formulae shall not have been so agreed between the Parties three months before the Relevant Review Date (whether through failure or omission to agree or to negotiate or to initiate any negotiations or any other cause) either Party may at any time (whether before or after the Relevant Review Date) by notice in writing to the other party require any adjustment not so agreed to be determined by arbitration pursuant to Clause 21.

If any adjustment to the rates, prices and indexation formulae (or any of them) has not been ascertained (by agreement or determination) by the Relevant Review Date in accordance with the provisions of Sub-Clauses 2.4 to 2.6, NGC shall pay to the Generator for any interval between the Relevant Review Date and the date when such rates, prices or indexation formulae have been ascertained as aforesaid sums for Ancillary Services calculated at the corresponding rates and prices applicable during the period immediately preceding the Relevant Review Date. Upon any adjustment to the rates, prices and indexation formulae (or any of them) being ascertained as aforesaid any additional amount or reduced amount payable or repayable for the period commencing on the Relevant Review Date and ending on the date when the rates, prices or indexation formulae concerned shall have been ascertained shall be paid by NGC to the Generator (or deducted by NGC from the sum otherwise due to the Generator) together with interest on the additional amounts which would have been payable (or the amounts by which the payments would have been reduced) had the adjustment been ascertained at the Relevant Review Date at the rate applicable to overdue payments provided in Clause 9.

On each occasion that the rates, prices and indexation formulae are ascertained pursuant to the provisions of this Clause, the Parties shall enter into an amending agreement in the form set out in Schedule B recording the revised rates, prices and indexation formulae so ascertained.

Save in respect of System Ancillary Services in a year when rates and prices are to be reviewed under Sub-Clauses 2.4 to 2.7, the rates and prices set out in this Agreement shall be adjusted as at and as from 1st April each year ("the Indexation Date") or at such other intervals and as at and as from such other dates as NGC may in its sole discretion agree during the term of this Agreement. Such adjustment shall be calculated by the application of the formulae set out in Schedule I.

REACTIVE POWER

Subject to Sub-Clauses 3.9 and 3.10, NGC shall pay the Generator for producing Reactive Power from a Generating Unit in accordance with the Grid Code SDC the sums calculated by reference to the amounts shown in Schedule D Part 1 in relation to that Generating Unit.

The Parties agree that the provision of Sub-Clause 3.1 represent an interim arrangement for paying for Reactive Power pending implementation of the payment regime referred to in Clause 4.

Synchronous Compensation

Subject to Clause 3.13, NGC shall pay the Generator for producing Reactive Power by means of Synchronous Compensation in accordance with instructions issued under the Grid Code SDC (in addition to the sum payable under Clause 3.1) the following amounts for each Generating Unit:-

in respect of each Synchronous Compensation Start-Up of the Generating unit concerned a sum equal to the Start-Up Price contained in the Generator's Generation Offer prices for the Schedule Day in which the Start-Up for Synchronous Compensation occurs; and

an amount calculated by reference to the figures in Schedule D
Part 2 for the operating time spent in response to the instruction for Synchronous Compensation, being the time expressed in minutes from Synchronisation to Desynchronisation.

Opportunity Costs

As soon as the Generator becomes aware that any Generating Unit falls below the standard of Reactive Power capability required by the Grid Code, or where relevant, the capability specified in the applicable Supplemental Agreement, the Generator may notify NGC in writing to that effect. In that event the Parties shall discuss the matter and the Generator shall submit in writing to NGC for approval the date and time by which the Generator shall have brought the Generating Unit concerned to a condition where it complies with such Reactive Power capability. NGC shall not unreasonably withhold or delay its approval of the Generator's proposed date and time. Should NGC not approve the Generator's proposed date or time (or any revised proposal) the Generator shall amend such proposal having regard to any comments NGC may have made and re-submit it for approval.

If, in consequence of the approval by NGC of any proposal made by the Generator pursuant to the Grid Code OC 5.5.1.8 or Sub-Clause
3.4, the Generator shall take or keep a Generating Unit out of service for any period other than:-

(a)	an outage period identified pursuant to the Grid Code OC 2 as at the time when:-

the default was first notified to NGC under Sub-Clause 3.4; or

the Generating Unit concerned was determined pursuant to the Grid
Code OC 5.5.1.8 not to have the Reactive Power capability required by the Grid Code or, where relevant, the capability specified in the applicable Supplemental Agreement; or

(b) 	any adjustment by up to four weeks of such previously
identified outage period without affecting the duration of such period; or

(c) 	the period first requested by the Generator under OC 5.5.1.8 or Sub-Clause 3.4, for the purpose of the repair, maintenance, renewal, modification or replacement of equipment needed to enable the Generator to comply with the terms of the approved proposal, NGC shall pay to the Generator 50 percent of the amount of any opportunity costs the Generator may incur as a direct result of the Generating Unit being out of service for the period concerned.

If the Generator intends to carry out any work of repair, maintenance, renewal, modification or replacement ("the Concurrent Work") other that the repair, maintenance, renewal, modification or replacement referred to in Sub-Clause 3.5 in connection with the Generating Unit concerned during the period referred to and for the purposes referred to in Sub-Clause 3.5, it shall forthwith notify NGC of such intention. If the carrying out of the Concurrent Work is likely to reduce the length of any outage identified pursuant to the Grid Code OC 2 as at the time referred to in Sub-Sub-Clause 3.5(a) for the Generating unit concerned, the sum payable to the Generator under Sub-Clause 3.5 shall be reduced by such sum as is equal to 50 percent of the net present value of the forecast opportunity cost saving, as determined, in the absence of agreement, by arbitration in accordance with Clause 21.

The opportunity costs for each day of any outage referred to in Sub-Clause 3.5 (and to which the percentage figure referred to shall be applied) shall be calculated in the following manner:-

If "N" is non-zero, calculate the average bid price ("ABP") during the Reference Period:-

FORMULA

RP 	is the sum over all Settlement Periods during the Reference
Period for which Genset Declared Availability (XAij) is not zero;

"N" 	is the number of such Settlement Periods where XAij is non-
zero;

If "M" is non-zero, calculate the Average Genset Price ("AGSP") during the Reference Period.

FORMULA

RP 	is the sum over all Settlement periods during the Reference
Period for which Genset Unconstrained Generation (Uij) is not zero;

"M" 	is the number of such Settlement Periods where Uij is non-
zero; Calculate opportunity costs ("OC") in accordance with the appropriate one of the following formulae:-

if M equals zero and N equals zero for the Reference Period;

FORMULA

if M equals zero and N does not equal zero for the Reference
Period;

FORMULA

if M does not equal zero for the Reference Period;

FORMULA

In this Sub-Sub-Clause 3.7(c)    means the sum over all Settlement
Periods of any

                                                 j

Settlement Day that the Generating unit concerned is out of service.

(d) 	In this Sub-Clause the following terms shall have the
following meanings:-

"Genset Bid Price"	the meaning attributed to it in the Pool
Rules;

"Genset Price"	the meaning attributed to it in the Pool Rules;

"GRC"	MW rating of the Generating Unit concerned as
recorded under the 	Data Registration Code of the Grid Code;

"i"	refers to a Generating Unit;

"j"	refers to an integrated value over a Settlement
Period;

"LOLP" 	Loss of Load Probability as defined in the Pool
Rules;

"max"	the value of the largest data item in that set;

"Reference Period"	a period of 30 Settlement Days immediately
before notification under 	Sub-Clause 3.4 or the date when the
Generating unit first failed to 	pass the Reactive Power Test
under the Grid Code;

"SMP"	System Marginal Price as defined in the Pool
Rules;

"SPD"	Settlement Period Duration, being the duration in
decimal hours of a 	standard Settlement Period;

"VLL"	Value of Lost Load as defined in the Pool Rules.

The parties agree that there is no presumption arising from the foregoing that Sub-Clauses 3.4 to 3.7 inclusive shall apply to Generating Units not listed in Schedule D, Part 1.

Default by Generator

If a Generating Unit fails to provide Reactive Power in accordance with instructions issued under the Grid Code, then subject to Sub-Clause 3.10 the Generator shall not be entitled to payment under Sub-Clause 3.1 for the Generating Unit concerned in respect of the half hour when the failure occurred.

If the failure by the Generator to provide Reactive Power in accordance with instructions issued under the Grid Code shall be a partial failure, NGC shall pay to the Generator for the Generating Unit concerned in respect of the half hour when the failure occurred the sum payable under Sub-Clause 3.1 reduced by the application of the following formula:-

FORMULA

where	"registered MV AR"	=	MV Ar capacity of the
Generating Unit concerned at GRC
(as defined in Sub-Clause 3.7)
taken from the charts submitted by
the 	Generator pursuant to the Grid
Code OC 2.4;

	"Actual MV Arh"	=	the recorded half hourly integrated
MV Ar output for the Generating
Unit concerned averaged between the
two sets of data referred to in
Sub-Sub-Clauses 3.11(a) and (b)
respectively or if only one set of
such data is available, that set.

The failure or partial failure referred to in Sub-Clauses 3.9 and
3.10 shall be deemed to have occurred if:-

NGC Control Room Voltage and MV Ar metering; and

readings from Power Station voltage and MV Ar metering,

show that:-

voltage was below the target voltage (to an accuracy of 0.5 percent) instructed pursuant to the Grid Code or the Generating unit concerned was instructed to full lagging Reactive Power output and the lagging Reactive Power output (to an accuracy of 5 percent) was less than the Registered MV Ar; or

voltage was above the target voltage (to an accuracy of 0.5 percent) instructed pursuant to the Grid Code of the Generating Unit concerned was instructed to full leading Reactive power output and the leading Reactive Power output (to an accuracy of 5 percent) was less than the Registered MV Ar.

NGC shall have the right at any time to call for the prompt production of the data referred to in Sub-Sub-Clause 3.11(b) upon production of NGC's own data indicating that a failure or partial failure to provide Reactive Power has occurred.

If the Generator fails to provide any Reactive Power within ten minutes of the time of an instruction to provide Reactive Power by means of Synchronous Compensation NGC shall forthwith notify the Generator to that effect and the Generator shall be deemed to have failed to comply with the instruction and shall not be entitled to any payment under Sub-Sub-Clause 3.3(i).

NGC's right to withhold or reduce payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to provide Reactive Power but shall be without prejudice to any other rights NGC may have against the Generator under the Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

FUTURE METHOD OF PAYING FOR REACTIVE ENERGY

The Parties agree that, as from the end of a period of six months following the FMS Date, or as from the next Review Date following the FMS date if this be earlier, the monthly payment provided for by Clauses 3.1 and 3.3 will be replaced by a charge based upon the metered output (to the extent instructed and to accuracies to be agreed) of Reactive Energy from that Generating Unit, adjusted as appropriate to derive the Reactive Energy delivered to the NGC Transmission System or the relevant User System as the case may be. The charge shall be calculated in accordance with the following formulae:-

For Lagging Reactive Energy:-

FORMULA

"y"	means the payment in pounds per half hour for Lagging
Reactive Energy;

"a"	means a sum to be agreed between NGC and the Generator; and

"x"	means 2 x half hourly integrated lagging MV Ar output
		----------------------------------------------------
--------
		maximum lagging MV Ar output at rated MW

For Leading Reactive Energy:-

FORMULA

"z"	means the payment in pounds per half hour for leading
Reactive Energy;

"B"	means a sum to be agreed between NGC and the Generator;

"w"	means 2 x 	half hourly integrated leading MV Ar
output
		----------------------------------------------------------
		maximum leading MV Ar output at rated MW

The Parties will negotiate with a view to agreeing the detailed calculations for the new payment having regard to the Charging Principles set out in Schedule C. If agreement is reached, Clauses 3 and 4 and Schedule D will be amended accordingly. If the Parties are unable to reach agreement with 28 days of either Party serving on the other notice of its intention to refer the matter to arbitration either Party may refer the matter to arbitration for determination pursuant to Clause 21.

CANCELLED STARTS

In this Clause and in Clause 6 the following terms shall have the following meanings:-

"NTS" at any time, the appropriate period (in minutes) required to Synchronise as notified by the Generator to NGC in accordance with the Grid Code DRC:

"NTS Start Time" the point in time calculated by subtracting NTS from t2;

"t1" the time, given in the instruction to come to Hot Standby, when the state of Hot Standby is to be achieved;

"t2" the time specified in an instruction to Synchronise, at which readiness to Synchronise is to be achieved;

"t3" the time when the Cancellation Instruction was issued;

"SUP" the Start-Up Price bid by the Generator for the Generating
Unit in questions for the Schedule Day when the Cancellation
Instruction was issued;

"H" the factor (expressed as a decimal and set out in schedule K,
Part 2) by which the Start-Up Price bid by the Generator for the
Generating Unit in question for the Schedule Day is multiplied to
derive the price of 	operating at Hot Standby;

"T" the period in minutes to be taken to achieve readiness to Synchronise notified by the Generator to NGC and specified in the instruction to come to Hot Standby.

Where NGC issues a Cancellation Instruction before NTS Start Time or where the Cancellation Instruction is followed within 2 minutes by an instruction which has the effect of cancelling the Cancellation instruction, no payment shall be due to the Generator in respect of a Cancelled Start.

If NGC issues to the Generator a Cancellation Instruction within the period before Synchronisation set out in Schedule K, Part 1 for the Generating Unit concerned, the Cancellation Instruction shall be deemed not to have been given and no payment for Cancelled Start shall be due to the Generator under this Agreement.

Subject to Sub-Clause 5.5, where NGC issues a Cancellation
Instruction on or after NTS Start Time, NGC shall pay the Generator, for each such Cancellation Instruction with which the Generator complies an amount calculated as follows:-

FORMULA

If, following a Cancellation Instruction the Generating Unit supplies Active Power in the absence of any other instruction issued to the Generator which would result in the Generating Unit concerned supplying Active Power at that time, the Generator shall be deemed to have failed to comply with the Cancellation Instruction and shall not be entitled to any payment under Sub-Clause 5.3 in respect of the Generating Unit concerned.

NGC's right to withhold payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to comply with a Cancellation Instruction but shall be without prejudice to any other rights which NGC may have against the Generator under Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

HOT STANDBY

Subject to Sub-Clause 6.4, where NGC issues an instruction to come to Hot Standby followed by an instruction to Synchronise, NGC shall pay to the Generator for complying with such instructions a sum calculated as follows:-

FORMULA

Where NGC issues an instruction to come to Hot Standby followed by an instruction cancelling Hot Standby after Hot Standby has been reached NGC shall pay to the Generator for complying with such instruction a sum calculated as follows:-

FORMULA

Where NGC issues an instruction to come to Hot Standby followed by an instruction cancelling Hot Standby before Hot Standby is reached, NGC shall pay to the Generator for complying with such instruction a sum calculated as follows:-

FORMULA

In the case of an instruction to come to Hot Standby followed by an instruction to Synchronise, if the Generating Unit concerned fails to Synchronise within five minutes of the end of the period specified in the instruction to come to Hot Standby the Generator shall be deemed to have failed to comply with the instruction to come to Hot Standby and shall not be entitled to any payment under Sub-Clause 6.1 in respect of the Generating Unit concerned.

NGC's right to withhold payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to comply with instructions relating to Hot Standby but shall be without prejudice to any other right which NGC may have against the Generator under the Grid Code and/or the Master Connection
Agreement and/or any Supplemental Agreement.

FREQUENCY RESPONSE

Payment for Frequency Sensitive Generation

Subject to Sub-Clause 7.4, NGC shall pay to the Generator for operating a Generating Unit in:-

Primary Response mode; or

Primary and Secondary Response mode; or

Primary and Secondary Response and Five Minute Reserve mode; or

Secondary Response and Five Minute Reserve; or

Five Minute Reserve mode;

in accordance with instructions issued to it under the Grid Code SDC a sum calculated in accordance with the figures set out in the relevant column of Schedule E for each Generating Unit for the period expressed in minutes that the Generator is so operating. The Parties acknowledge and agree that the values for Loading, Response and Reserve given in the Schedule E are interim values only and are to necessarily the values achievable at the prices given in the Schedule. The Parties shall endeavour to agree such values within 12 months of the Effective Date. If the Parties are unable to reach agreement within that period, either party may by notice in writing to the other party at any time after the end of such period, refer the matter to arbitration pursuant to Clause
21. As soon as the relevant figures have been agreed or determined in accordance with the foregoing, they shall be substituted for the corresponding figures in Schedule E with effect from the date of such agreement or determination.

Where in any Settlement Period a Generating Unit generates Energy at or above its Offered Availability for that Settlement Period but has not been instructed by NGC to provide Primary Response, Secondary Response or Five Minute Reserve or any combination of these three, no payment for Frequency Response shall be due to the Generator in respect of that Settlement period.

Where in any Settlement Period a Generating unit is operating in Frequency Sensitive Mode at an instructed level below its Offered Availability but has not been instructed by NGC to provide Primary Response, Secondary Response or Five Minute Reserve or any combination of these three for that Settlement period, NGC shall pay the Generator the sum which would be payable to the Generator for that Settlement Period in respect of that Generating Unit had NGC instructed that Generating Unit to operate in Primary Response Mode.

If a Generating Unit fails (as measured by OC5.5.2 of the Grid Code or by routine testing and/or monitoring procedures to be agreed by NGC and the Generator) to provide whether automatically (MW/Hz) or by manual instruction the level of response specified in Schedule E for the MW loading instructed for that Generating Unit when operating in any of the modes set out in Sub-Clause 7.1, NGC shall pay to the Generator in respect of the Settlement Period in which such failure shall occur, the same proportion of the sum payable under Sub-Clause 7.1 as the actual level of response bears to the level of response specified in Schedule E for that Generating unit.

Each Party shall use its best endeavours to put in place as soon as is reasonably possible such routine testing and/or monitoring procedures as are appropriate to the purposes of Sub-Clause 7.4.

NGC's right to withhold or reduce payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to operate in Frequency Sensitive Mode, but shall be without prejudice to any other rights NGC may have against the Generator under the Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

Payment for Fast Start Capability and Load Reduction Capability

Subject to Sub-Clause 7.14, NGC shall pay to the Generator a capability payment calculated in accordance with Schedule F Part 1 in respect of each [Gas Turbine Unit] [Pumped Storage Unit] for each Settlement Period when it is declared available by the Generator for Low Frequency Relay initiated or manual response [or for Load Reduction] in accordance with the Grid Code SDC.

Should a [Gas Turbine Unit] [Pumped Storage Unit] be determined pursuant to the Grid Code OC5.5.3 not to have its Fast Start Capability no payment shall be made under Sub-Clause 7.7 to the Generator for the [Gas Turbine Unit] [Pumped Storage Unit] concerned in respect of the period commencing with the time agreed by the Parties or determined by arbitration pursuant to the Grid Code when the [Gas Turbine Unit] [Pumped Storage Unit] first failed to have the Fast Start Capability and expiring at the time the [Gas Turbine Unit] [Pumped Storage Unit] is next declared available for Low Frequency Relay initiated or manual response following the time when it is determined that the [Gas Turbine Unit] [Pumped Storage Unit] concerned has its Fast Start Capability restored pursuant to the Grid Code OC5.5.3.

Payment for Fast Start from Gas Turbine Units

Subject to Sub-Clause 7.14, NGC shall pay to the Generator a sum calculated in accordance with Schedule F Part 1 for each Fast Start it makes from a Gas Turbine Unit in automatic response to a frequency deviation in accordance with the Grid Code or in accordance with an instruction issued to the Generator under the Grid Code.

Payment for Pumped Storage Generation Spinning in Air and Mode
Changes

NGC shall pay to the Generator a sum calculated in accordance with Schedule F, Part 2 in respect of each Pumped Storage Unit each time it adopts the Spinning in Air mode in accordance with instructions issued to the Generator under the Grid Code.

NGC shall pay to the Generator a sum calculated in accordance with Schedule F, Part 2 for each Pumped Storage Unit for the period during which it is operating in Spinning in Air mode for Frequency Response purposes in accordance with instructions issued to the Generator under the Grid Code.

Subject to Sub-Clause 7.14, NGC shall pay to the Generator a sum calculated in accordance with Schedule F, Part 2 for each Pumped Storage Unit for each Fast Start it makes from Spinning in Air mode in automatic response to a frequency deviation in accordance with the Grid Code or in accordance with instructions issued to the Generator under the Grid Code. Subject to Sub-Clause 7.14, NGC shall pay to the Generator a sum calculated in accordance with Schedule F, Part 3 for each Pumped Storage Unit for each Fast Start it makes from standstill in automatic response to a frequency deviation in accordance with the Grid Code or in accordance with instructions issued to the Generator under the Grid Code.

Fast Start Default by Generator

If a Generating Unit shall fail (according to routine testing and/or monitoring procedures to be agreed by NGC and the Generator) to be Synchronised and Loaded to reach full Load within five minutes of a decrease in System Frequency occurring sufficient to initiate a Fast Start by means of the Low Frequency Relays set at the setting required by NGC under the Grid Code SDC or within seven minutes of a manual instruction to Fast Start:-

the capability payment under Sub-Clause 7.7 shall be reduced for the day in which the failure occurs in proportion to the amount by which the Active Power actually supplied within five or seven minutes as the case may be falls short of full Load; and the Generator shall not be entitled to payment under Sub-Clause 7.9,
7.12 or 7.13 as the case may be.

Each Party shall use its best endeavours to put in place as soon as is reasonably possible such routine testing and/or monitoring procedures as are appropriate to the purposes of Sub-Clause 7.14.

NGC's right to withhold or reduce payment shall be NGC's sole remedy against the Generator under this Agreement in respect of failure to provide Fast Start Capability or a Fast Start, but shall be without prejudice to any other rights NGC may have against the Generator under the Grid Code and/or the Master Connection Agreement and/or any Supplement Agreement.

Payment for Load Reduction and Despatch of Pumped Storage Plant

Subject to Sub-Clause 7.18, NGC shall pay the Generator for providing Load Reduction and/or agreeing to Despatch its Final Pumping Programme in accordance with instructions issued to it under the Grid Code a sum calculated in accordance with the following formulae for each Final Pumping Programme Period in which a Load Reduction service is provided or the Final Pumping Programme is subject to Despatch instructions:-

(a)	exact pumping	DC

(b)	over-pumping, but less than permitted tolerance	DC - m x
DE

(c)	over-pumping, but greater than permitted tolerance	DC - m x
dE

(d)	under-pumping, but less than permitted tolerance	DC + m x
DE

(e)	under-pumping, but greater than tolerance	DC + P x (DE -
dE) + m x dE

Where:-

"exact pumping" means that the exact amount of Energy has actually been consumed for pumping in the Final Pumping Programme Period as would have been consumed had the Final Pumping Programme been followed;

"over-pumping" means that more Energy has actually been consumed for pumping in the Final Pumping Programme Period than would have been the case had the Final Pumping Programme been followed;

"under pumping" means that less Energy has actually been consumed for pumping in the Final Pumping Programme Period than would have been the case had the Final Pumping Programme been followed;

"DE" means the total shortfall or surplus of actual Energy consumed for pumping in the Final Pumping Programme Period as measured against the Energy that would have been consumed had the Final Pumping Programme been followed; the value of DE is always positive;

"dE" and "permitted tolerance" means 350 MWh, being the permitted tolerance allowed to NGC for the shortfall or surplus of actual
Energy consumed for  pumping in the Final Pumping Programme
Period;

"DC" means the difference, whether positive or negative, in the cost of Energy consumed for pumping in the Final Pumping Programme Period, being the actual cost thereof minus the cost that would have been incurred had the Final Pumping Programme been followed;

"m" means the Weighted Average Price that would have been paid for Energy for pumping in any Settlement Period had the Final Pumping
Programme been followed;

"P" means the average of the Genset Bid Prices of a tranche of 500 MW of available Open Cycle Gas Turbine Units with the lowest
Genset Bid Prices in the Settlement Day commencing at 0000 after the start of the Final Pumping Programme Period;

"Weighted Average Price" means the price in pounds per MWh calculated by taking the total Energy cost that would have been incurred had the Final Pumping Programme been followed and dividing it by the total Energy that would have been consumed had the Final Pumping Programme been followed.

The Generator shall not be entitled to payment under Sub-Clause
7.17 if and to the extent that it has been prevented from pumping during the Final Pumping Programme Period by reason of physical transmission constraints or widespread load shedding within the zone containing Pumped Storage Plant.

NGC shall pay to the Generator a capability payment calculated in accordance with Schedule F, Part 4 for each Final Pumping
Programme Period when the Generator and NGC have agreed that NGC should have the ability to Despatch the Generator's Final Pumping
Programme.

NGC shall pay the Generator a sum calculated in accordance with the figures set out in the relevant column of Schedule F, Part 5, 6 and 7 and in respect of each Pumped Storage Unit on each occasion that it makes a Mode Change in accordance with the Grid Code during any period when the Generator is providing a Load Reduction service or has agreed to the Despatch of its Final Pumping Programme.

NGC shall pay to the Generator a sum calculated in accordance with the figures set out in the relevant column of Schedule F, Part 5 in respect of each Pumped Storage Unit for the time it is operating in Spin Pump Mode in accordance with the Grid Code during any period when it is providing a Load Reduction service or has agreed to the Despatch of its Final Pumping Programme.

BLACK START CAPABILITY

NGC shall pay the Generator in respect of each Black Start Station for providing a Black Start Capability the amounts per Settlement Period provided in Schedule G for each Settlement Period for which the Generator declares any Generating Unit at the Black Start Station available for generation pursuant to the Grid Code SDC.

Should a Black Start Station be determined not to have a Black Start Capability pursuant to the Grid Code OC5.5.4, no payment shall be made under Clause 8.1 to the Generator for the Black Start Station concerned in respect of the period commencing on the date and time agreed by the Parties or determined by arbitration pursuant to the Grid Code OC5.5.4 when the Black Start Station first failed to have the Black Start Capability and expiring on the date and time when the Generator next declares any Generating Unit at the Black Start Station available for generation following the date and time when the Black Start Station is next determined to have its Black Start Capability restored pursuant to the Grid Code OC5.5.4.

If following an instruction from NGC pursuant to the Grid Code OC9 the Generator fails to provide a Black Start at a Black Start Station within a period consistent with its current registered dynamic parameters, no payment shall be made under Sub-Clause 8.1 from the date and time of such failure until such date and time as the Generator next declares any Generating Unit at that Black Start Station available for generation following the date and time when the Black Start Station is next determined to have its Black Start Capability restored pursuant to the Grid Code OC5.5.4.

PAYMENT

On the fifth day of each month NGC shall send to the Generator a detailed statement ("the Monthly Statement") setting out all Ancillary Services supplied by the Generator during the previous month and calculating the payments due to the Generator in respect of such services for that month in accordance with this Agreement.

If the Generator has failed to supply any Ancillary Service in accordance with the Grid Code or any instructions issued under the Grid Code, NGC shall produce to the Generator at the same time as it sends the Monthly Statement next following the time when such records or evidence become available, the records of the monitoring and/or tests carried out pursuant to the Grid Code OC 5.5, the records of the agreed monitoring and/or testing procedures set out or provided for in this Agreement and any other evidence upon which it relies as showing such failure. If the Generator disagrees with such records or with any other fact or calculation set out in the Monthly Statement, it shall produce to NGC the evidence which it relies upon in support of such disagreement. The Parties shall discuss and endeavour to resolve the matter but if it cannot be resolved the records of the monitoring and/or test procedures and the facts and calculations set out in the Monthly Statement shall be binding upon the Parties until such time as they are reversed or revised by agreement or by an arbitrator appointed pursuant to Clause 21.

Should any dispute or disagreement under this Clause concern the same facts and matters as a dispute or disagreement under the Settlement calculation procedures set out in the Pooling and Settlement Agreement the outcome of the dispute or disagreement under the Pooling and Settlement Agreement shall be binding upon the Parties in relation to the dispute or disagreement under this Agreement.

Notwithstanding the provisions of Sub-Clause 9.2, if any fact or matter set out in the Monthly Statement shall be inconsistent with any fact or matter set out in a final run of the Settlement calculation issued by the Settlement System Administrator under the Pooling and Settlement Agreement, the facts and matters set out in the Settlement calculation or which, following a dispute, it is found or agreed should be there set out shall be binding upon both Parties.

If either Party intends to dispute any fact or matter contained in a final run of a Settlement calculation which is inconsistent with any fact or matter contained in a Monthly Statement it shall serve notice in writing on the other Party to that effect in order that that other Party may make such representations as it wishes to the Settlement System Administrator or exercise such rights as it may have under the Pooling and Settlement Agreement.

NGC shall send to the Generator 20 days after the date of the Monthly Statement an amended statement ("the Amended Monthly Statement") to take into account any changes which require to be made to it in consequence of the procedures set out in Sub-Clauses
9.2 to 9.5 inclusive.

Where a dispute is resolved later than 20 days after the date of the Monthly Statement or where pursuant to the procedures set out in Sub-Clause 9.2 it is determined that the Generator was not entitled to receive a payment already made, NGC shall adjust the account between itself and the Generator accordingly in the next Monthly Statement or Amended Monthly Statement which it issues. The due date of payment for the purposes of Sub-Clause 9.9 in respect of any disputed amount shall be the date for payment of the Monthly Statement from which the dispute arises.

NGC shall pay to the Generator the amount shown as due in an Amended Monthly Statement within three Business Days of the date on which the Amended Monthly Statement is or should be issued.

If NGC fails to pay on the due date any amount properly due under this Agreement NGC shall pay to the Generator interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgement) at the rate of 4 percent over Barclays Bank PLC base lending rate for the time being and from time to time. Interest shall accrue from day to day.

Notwithstanding any other provision of this Agreement, the Parties shall not be limited in any way as to the evidence they may rely upon in any proceedings arising out of or in connection with payment for any Ancillary Service under this Agreement and the Parties agree that in the event and to the extent that either Party succeeds in proving in any such proceedings that any Ancillary Service was or was not provided, the successful party shall be entitled to repayment of the sums previously paid under this Agreement or payment of sums not paid as the case may be in respect of such Ancillary Service.

If following a dispute or pursuant to the procedures set out in Sub-Clause 9.2 it is determined or agreed that the Generator was not entitled to any payment it has received, NGC shall be entitled to interest on the amount so paid from the date of payment until the date of repayment or the date when NGC makes a payment to the Generator which takes such repayment into account. Such interest shall be calculated in the same manner and at the same rate as is provided for overdue payments under Sub-Clause 9.9.

Save as otherwise expressly provided in this Agreement, sums payable by NGC pursuant to this Agreement whether of charges, interest or otherwise shall (except to the extent otherwise required by law) be paid in full, free and clear of and without deduction, set-off or deferment in respect of any disputes or claims whatsoever provided that NGC may deduct from such sums the amount of any final award or judgment obtained by NGC pursuant to the Master Connection Agreement or agreed by the Generator which arises out of any failure by the Generator to provide or make available Ancillary Services pursuant to the Grid Code and /or any Supplemental Agreement.

NGC represents and warrants to the Generator that it enters into this Agreement as principal and not as agent for any other person.

All amounts specified hereunder shall be exclusive of any Value Added Tax or other similar tax and NGC shall pay to the Generator Value Added Tax at the rate for the time being and from time to time properly chargeable in respect of the making available and/or supply of Ancillary Services under this Agreement, the Grid Code, the Master Connection Agreement or any Supplemental Agreement.

LIMITATION OF LIABILITY

Subject to Sub-Clause 10.2 and Clause 9 and save where any provision of this Agreement provides for an indemnity, the Parties agree and acknowledge that neither Party (the "Party Liable") nor any of its officers, employees or agents shall be liable to the other Party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date of this Agreement was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach in respect of:-

physical damage to the property of the other Party, its officers, employees or agents; and/or the liability of such other Party to any other person for loss in respect of physical damage to the property of any person.

Nothing in this Agreement shall exclude or limit the liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified the other Party, its officers, employees or agents, from and against all such and any loss or liability which such other Party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents.

Subject to Sub-Clause 10.2 and Clause 9 and save where any provision of this Agreement provides for an indemnity neither the Party Liable nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to the other party for:-

any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or any indirect or consequential loss; or

loss resulting from the liability of the other party to any other person howsoever and whensoever arising save as provided in Sub-
Sub-Clause 10.1(ii) and Sub-Clause 10.2.

Each Party acknowledges and agrees that the other Party holds the benefit of Sub-Clauses 10.1 and 10.2 and 10.3 for itself and as trustee and agent for its officers, employees and agents.

Each of Sub-Clauses 10.1, 10.2, 10.3 and 10.4 shall:-

be construed as a separate and severable contract term, and if one or more of such Sub-Clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such Sub Clauses shall remain in full force and effect and shall continue to bind the Parties; and

survive termination of this Agreement.

For the avoidance of doubt, nothing in this Clause 10 shall prevent or restrict any Party enforcing any obligation (including suing for a debt) owed to it under or pursuant to this Agreement.

Each Party acknowledges and agrees that the provisions of this Clause 10 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date of this Agreement.

METERING

The relationship between the Parties with respect to Energy
Metering Equipment shall be regulated in accordance with the Pooling and Settlement Agreement.

The relationship between the Parties with respect to Operational
Metering Equipment shall be regulated by the Master Connection
Agreement.

TERMINATION

This Agreement shall automatically terminate upon:-

(i)	the Generator ceasing to be a Pool Member; or

(ii)	termination of the Pooling and Settlement Agreement; or

(iii)	termination of the Master Connection Agreement; or

(iv)	Revocation or withdrawal of the Generation Licence or the
Transmission Licence.

Upon termination of any Supplemental Agreement, this Agreement shall be terminated to the extent that it applies to the Generating Units at and Ancillary Services supplied or made available from the Connection Site which is the subject of the said Supplemental Agreement. Where the Generator serves notice to Decommission or Disconnect the Generator's Equipment at a Connection Site under a Supplemental Agreement, the Parties shall discuss the possibility of terms being offered for the continued provision following the date when Decommissioning or Disconnection would otherwise have occurred of any Ancillary Service which was being provided by the Generator at that Connection Site immediately before service of the Notice to Decommission or Disconnect and for which NGC are unable to find a reasonable alternative.

No payments will be made under this Agreement in respect of an Ancillary Service to be provided from a Generating Unit in relation to any period when the Generating Unit or the Generator's Equipment at any Connection Site used by that Generating Unit is prevented from providing that Ancillary Service by reason of a circumstance of Force Majeure under the Master Connection Agreement or is Deenergised, Decommissioned or Disconnected for any reason pursuant to the relevant Supplemental Agreement or the Master Connection Agreement.

Termination by the Generator

In the event that:-

NGC shall fail to pay (other than by inadvertent error in funds transmission which is discovered by the Generator, notified to NGC and corrected within 48 hours following such notification) any amount properly due or owing from it pursuant to this Agreement according to its terms and such non-payment continues unremedied and not disputed in good faith and upon reasonable grounds at the expiry of 7 Business Days immediately following receipt by NGC of written notice from the Generator of such non-payment; or

in respect of NGC:-

an order of the High Court is made or an effective resolution passed for its insolvent winding-up or dissolution; or

a receiver (which expression shall include an administrative receiver within the meaning of Section 29 of the Insolvency Act
1986) of the whole or any material part of its assets or undertaking is appointed; or

an administration order under Section 8 of the Insolvency Act 1986 is made or if a voluntary arrangement is proposed under Section 1 of that Act; or

it enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Director); or

it is unable to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986 save that such section shall have effect as if for 750.00 pounds there was inserted 250,000 pounds (and NGC shall not be deemed to be unable to pay its debts if any demand for payment is being contested in good faith by it with recourse to all appropriate measures and procedures);

and in any such case within 28 days of appointment of the liquidator, receiver, administrative receiver, administrator nominee or other similar officer, such person has not provided to the Generator a guarantee of future performance by NGC of the Agreement in such form and amount as the Generator may reasonably require and there has been no agreement reasonably satisfactory to the Generator reached between Pool Members as to payment of amounts due in the future under this Agreement, the Generator may declare by notice in writing to NGC that such event has become an event of default.

Once the Generator has given notice of an event of default this Agreement shall terminate. Termination of this Agreement as a whole or in relation to any Generating Unit and/or any Ancillary Service under Sub-Clauses 12.1 to 12.5 or any of them shall not affect any rights or obligations of the Parties which have accrued at the time of such termination.

ASSIGNMENT

The Generator shall not assign or transfer nor purport to assign or transfer the benefit or burden of this Agreement save in the following circumstances:-

the Generator may assign or charge its benefit under this Agreement in whole or in part by way of security;

upon the disposal of the whole of the Generator's business or undertaking, the Generator may transfer its rights and obligations under this Agreement to the purchaser thereof provided that NGC has consented to the transfer of the Generator's rights and obligations under the Master Connection Agreement and all Supplemental Agreements;

upon disposal of part of the Generator's business or undertaking comprising Generator's Equipment at one or more Connection Sites the Generator may transfer such of its rights and obligations under this Agreement as relate to the Generating Units and Ancillary Services concerned to the purchaser thereof provided that NGC has consented to the transfer of the Generator's rights and obligations under all Supplemental Agreements relevant to the part of the business or undertaking to be transferred.

NGC shall not assign or transfer nor purport to assign or transfer the benefit or burden of this Agreement save to a successor
Ancillary Services Provider.

CONFIDENTIALITY FOR NGC AND ITS SUBSIDIARIES

NGC and its subsidiaries shall secure that Protected Information is not:-

divulged by Business Personnel to any person unless that person is an Authorised Recipient;

used by Business personnel for the purposes of obtaining for NGC or for any of its subsidiaries or for any other person:-

any electricity licence; or

any right to purchase or otherwise acquire, or to distribute electricity (including rights under any electricity purchase contract as defined in the Transmission Licence); or

any contract or arrangement for the supply of electricity to Customers or Suppliers; or

any contract for the use of any electrical lines or electrical plant belonging to or under the control of a Supplier; or

control of any body corporate which, whether directly or indirectly, has the benefit of any such licence, contract or arrangement; and

used by Business Personnel for the purpose of carrying on any activities other than Permitted Activities,

except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

Nothing in this Clause 14 shall apply:-

to any Protected Information which, before it is furnished to Business Personnel, is in the public domain; or

to any Protected Information which, after it is furnished to Business Personnel:-

is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does not apply; or

is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause 14; or

enters the public domain,

and in any such case otherwise than as a result of:-

(i)	a breach by NGC or any subsidiary of NGC of its obligations
in this Clause 14; or

(ii)	a breach by the person who disclosed that Protected
Information of that person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach ; or

to the disclosure of any Protected Information to any person if NGC or any subsidiary of NGC is required or expressly permitted to make such disclosure to such person:-

in compliance with the duties of NGC or any subsidiary of NGC under the Act or any other requirement of Competent Authority; or

in compliance with the conditions of the Transmission Licence or any document referred to in the Transmission Licence with which NGC or any subsidiary of NGC is required by virtue of the Act or the Transmission Licence to comply; or

in compliance with any other requirement of law; or

in response to a requirement of any stock exchange or regulatory authority of the Panel on Take-Overs and Mergers; or

pursuant to the arbitration rules for the Electricity Supply
Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to NGC or any of its subsidiaries; or

to any Protected Information to the extent that NGC or any of its subsidiaries is required or expressly permitted to disclose that information under the terms of any agreement or arrangement (including this Agreement, the Grid Code, the Distribution Codes and the Fuel Security Code) with the Party to whose affairs such Protected Information relates.

NGC and each of its subsidiaries may use all and any information or data supplied to or acquired by it from or in relation to the other Party in performing Permitted Activities including for the following purposes:-

the operation and planning of the NGC Transmission System;

the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission System;

the operation and planning of the Ancillary Services Business and the calculation of charges therefor;

the operation of the Settlements Business;

the provision of information under the British Grid Systems
Agreement and the EdF Documents (as defined in the Pooling and Settlement Agreement),

and may pass the same to subsidiaries of NGC which carry out such activities and the Generator agrees to provide all information to NGC and its subsidiaries for such purposes. NGC undertakes with the Generator, that having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any Business Person:-

who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person
(other than of NGC or any subsidiary thereof) who is:-

authorised by licence or exemption to generate, transmit or supply electricity; or

an electricity broker or is known to be engaged in the writing of electricity purchase contracts (as hereinbefore defined); or

known to be retained as a consultant to any such person who is referred to in paragraph (a) or (b) above; or

or who is to be transferred to the Generation Business,

save where NGC or such subsidiary could not, in all the circumstances, reasonably be expected to refrain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

Without prejudice to the other provisions of this Clause 14, NGC shall procure that any additional copies made of the Protected
Information whether in hard copy or computerised form, will clearly identify the Protected Information as protected.

NGC undertakes to use all reasonable endeavours to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties. NGC shall secure that Protected Information which is subject to the provisions of this Clause 14 and which relates to the cost of Reactive Power provided by the Generator is not divulged to any Business Person engaged in the provision of static compensation for use by the Grid Operator.

Notwithstanding any other provision of this Agreement, the provisions of this Clause 14 shall continue to bind a person after termination of this Agreement, in whole or in part, for whatever reason.

For the avoidance of doubt, data and other information which either Party is permitted or obliged to divulge or publish to the other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

CONFIDENTIALITY FOR THE GENERATOR

The Generator hereby undertakes with NGC and its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information, except:-

in the circumstances set out in Sub-Clause 15.2; or

to the extent otherwise expressly permitted by this Agreement; or

with the prior consent in writing of the Party to whose affairs such Confidential Information relates.

The circumstances referred to in Sub-Sub-Clause 15.1(I) are:-

where the Confidential Information, before it is furnished to the Generator, is in the public domain; or

where the Confidential Information, after it is furnished to the Generator:-

is acquired by the Generator in circumstances in which this Clause 15 does not apply; or

is acquired by the Generator in circumstances in which this Clause 15 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause 15; or

enters the public domain,

and in any such case otherwise than as a result of:-

(i)	a breach by the Generator of its obligations in this Clause
15; or

(ii)	a breach by the person who disclosed that  Confidential
Information of that 	person's confidentiality obligation and the
Generator is aware of such breach; or

if the Generator is required or permitted to make disclosure of the Confidential Information to any person:-

in compliance with the duties of the Generator under the Act or any other requirement of a Competent Authority; or

in compliance with the conditions of any Licence or any document referred to in any Licence with which the Generator is required to comply; or

in compliance with any other requirement of law; or

in response to a requirement of any stock exchange or regulatory authority or the Panel of Take-Overs and Mergers; or

pursuant to the Arbitration Rules for the Electricity Supply
Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to the Generator; or

where Confidential Information is furnished by the Generator to the employees, directors, agents, consultants and professional advisers of the Generator, in each case on the basis set out in Clause 15.4.

The Generator further undertakes with NGC and its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer any data and other information of a commercially confidential nature relating to the details (including the financial details) of this Agreement, the negotiations leading up to the making of this Agreement and any other discussions or negotiations arising during the term of this Agreement and relating thereto except in the circumstances set out in Sub-Clause 15.2(iii) and (iv) or unless the Generator has obtained the prior written consent of NGC.

With effect from the date of this Agreement the Generator shall adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under this Clause 15. These procedures are:-

the Confidential Information will be disseminated within the Generator only on a "need to know" basis;

employees, directors, agents, consultants and professional advisers of the Generator in receipt of Confidential Information will be made fully aware of the Generator's obligations of confidence in relation thereto; and

any copies of the Confidential Information, whether in hard copy or computerised form, will clearly identify the Confidential
Information as confidential.

Notwithstanding any other provision of this Agreement, the provisions of this Clause 15 shall continue to bind a person after termination of this Agreement, in whole or in part, for whatever reason.

For the avoidance of doubt, data and other information which either Party is permitted or obliged to divulge or publish to the other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

ADDITIONAL COSTS

If:-

the Generator is of the opinion that in order to comply with any change in or amendment to the Grid Code (other than the withdrawal of or reduction in the scope of a Derogation) of any statutory or regulatory obligation coming into force after the Effective Date the Generator is obliged to incur costs and expenses for the purpose of carrying out modifications to any Generating Unit or otherwise for the purposes of changing the manner of operation of a Generating Unit in relation to the provision of any Ancillary Service; or

NGC is of the opinion that by reason of any change in or amendment to the Grid Code or any statutory or regulatory obligation coming into force after the Effective Date the Generator is able to make savings in the cost and expense of providing any Ancillary Service from any Generating Unit, then either the Generator or NGC as the case may be may by notice in writing require that the provisions of Sub-Clauses 2.4 to 2.8 shall be brought into operation in relation to the Generating Unit and the Ancillary Service which the Generator or NGC claims to be affected by the change in or amendment to the Grid Code.

In accordance with the provisions of Sub-Clause 2.5, the Parties shall endeavour to agree any adjustment in the rates, prices and indexation formulae for the Ancillary Service and the Generating Unit concerned having regard to the Charging Principles set out in Schedule C. The revised rates and prices and (if appropriate) indexation formulae shall be calculated as at and shall take effect as from the end of a period of 12 weeks following the date of the notice served under Sub-Clause 16.1 and the provisions of Sub-Clauses 2.6 to 2.8 shall apply, mutatis mutandis, to the price review under this Clause 16.

WAIVER

No delay by or omission of any Party in exercising any right, power, privilege or remedy under this Agreement shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Payment of any sum or the submission of any Monthly Statement or Amended Monthly Statement by NGC to the Generator under this Agreement shall not operate to impair or be construed as a waiver of any right, power, privilege or remedy NGC may have against the Generator under this Agreement and/or the Grid Code and/or the Master Connection Agreement and/or any Supplemental Agreement.

The rights and remedies provided by this Agreement to the Parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including any rights either Party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the Parties hereby waives to the fullest extent possible all such rights and remedies provided by common law or statute and releases the other Party, its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

For the avoidance of doubt, the Parties acknowledge and agree that nothing in this Agreement shall exclude or restrict or otherwise prejudice or affect any of the rights, powers, privileges, remedies, duties and obligations of the Secretary of State or the Director under the Act, any Licence or otherwise howsoever.

NOTICES

Any notice or other communication to be given by one Party to the other under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party given in Schedule H for the purpose and marked for the attention of the person so given or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause 18 to the Party giving the relevant notice or other communication to it.

Any notice of other communication to be given by one Party to the other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:-

in the case of delivery by hand, when delivered; or

in the case of first class prepaid post, on the second day following the day of posting or (if sent airmail from overseas) on the fifth day following the day of posting; or

in the case of telex, on the transmission of the automatic answer-back of the addressee (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or

in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when executed and delivered shall constitute an original but all the counterparts shall together constitute but one and the same instrument.

VARIATIONS

No variations to this Agreement shall be effective unless made in writing and signed by or on behalf of both parties.

DISPUTE RESOLUTION

Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act or any Licence or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between the Parties shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

Whatever the nationality, residence or domicile of either Party and wherever the dispute or difference or any part thereof arose, the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in Section 34 thereof) to 1979 shall apply to any such arbitration wherever the same or any part of it shall be conducted.

Subject always to Sub-Clause 21.5, if any tariff customer (as defined in Section 22(4) of the Act) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one or more persons, any of which is a Party (the "defendant contracting party") and the defendant contracting party wishes to make a third party claim (as defined in Sub-Clause 21.4) against the other party to this Agreement ("a contracting party") which would but for this Sub-Clause have been a dispute or difference referred to arbitration by virtue of Sub-Clause 21.1 then, notwithstanding the provisions of Sub-Clause 21.1 which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the tariff customer and the defendant contracting party but also between either or both of them and the other contracting party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the court.

For the purposes of this Clause third party claim shall mean:-

any claim by a defendant contracting party against a contracting party (whether or not already a party to the legal proceedings) for any contribution of indemnity; or

any claim by a defendant contracting party against such a contracting party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the tariff customer; or

any requirement by a defendant contracting party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the tariff customer and the defendant contracting party but also as between either or both of them and a contracting party (whether or not already a party to the legal proceedings).

Sub-Clause 21.3 shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the defendant contracting party and the other contracting party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.

JURISDICTION

Subject and without prejudice to Clause 21 and to Sub-Clause 22.4, both parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this Clause 22 referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

Each party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any proceedings in any such court as is referred to in this Clause 22 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that judgment in any proceedings brought in the English courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

Each Party which is not incorporated in any part of England and Wales agrees that if it does not have, or shall cease to have, a place of business in England and Wales it will promptly appoint, and shall at all times maintain, a person in England and Wales to accept service of process on its behalf in any Proceedings in England.

For the avoidance of doubt nothing contained in the foregoing provisions of this Clause 22 shall be taken as permitting a party to commence Proceedings in the courts where this Agreement otherwise provides for Proceedings to be referred to arbitration.

GOVERNING LAW

This Agreement shall be governed by and construed in all respects in accordance with English law.

SEVERANCE OF TERMS

If any provision of this Agreement is or becomes or is declared invalid, unenforceable of illegal by the courts of any jurisdiction to which it is subject or by order of the Commission of the European Communities or by order of the Secretary of State, such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Agreement which shall continue in full force and effect notwithstanding such invalidity, unenforceability or illegality.

ENTIRE AGREEMENT

This Agreement contains or expressly refers to the entire agreement between the Parties with respect to the subject matter hereof, and expressly excludes any warranty, condition or other undertaking implied at law or by custom, and supersedes all previous agreements and understandings between the Parties with respect thereto and each of the Parties acknowledges and confirms that it does not enter into this Agreement in reliance on any representation, warranty or other undertaking not fully reflected in the terms of this Agreement.

IN WITNESS whereof the Parties have caused their respective Common Seals to be hereunto affixed the day and year first above written.

THE COMMON SEAL of				)

THE NATIONAL GRID COMPANY PLC		)

was hereunto affixed in the presence			)

of:-					)

				Director

				Secretary



THE COMMON SEAL of				)

[			]		)

was hereunto affixed in the presence			)

of:-					)

				Director

				Secretary




Schedule A

The Term of the Agreement

Generating Unit		Ancillary Service			Term




Schedule B

Form of Agreement Amending Ancillary Services

Agreement to Correspond to Supplemental Agreement

for a New Connection Site or variation of an existing

Supplemental Agreement following a Modification

of following annual review of rates and prices

THIS AGREEMENT is made the               day of
19     BETWEEN:-

THE NATIONAL GRID COMPANY PLC a company registered in England with Number 2366977 whose registered office is a National Grid House, Sumner Street, London SE1 9JU ("NGC" which expression shall include its permitted successors and/or assigns);

[NP] [POWERGEN] [PUMPED STORAGE] [NUCLEAR ELECTRIC] [OTHERS] whose
registered office is at [                                                ]
("the Generator" which expression shall include its permitted successors and/or assigns).

WHEREAS:-

By an Agreement ("the Ancillary Services Agreement") dated [               ]
1990 made between NGC and the Generator the parties thereto made provision for the payment by NGC for Ancillary Services provided by the Generator.

The Parties have agreed to amend that agreement in the terms hereinafter set out.

NOW IT IS HEREBY AGREED as follows:-

1.	Unless the context otherwise requires, words and expressions defined in the Ancillary Services Agreement shall bear the same meanings respectively when used herein.

2.	The provisions of this Agreement shall come into effect on
[date] [the date when the Commissioning Programme referred to in Sub-Clause [ ] of the Supplemental Agreement date [ ] actually commences] [Note: second alternative applies only where this agreement complements Supplemental Agreement for a New Connection Site.]

3.	As and from the effective date of this Agreement, the
Ancillary Services Agreement shall be amended as follows:-


HERE SET OUT AMENDMENTS TO CLAUSES

AND/OR SCHEDULES

4.	This Agreement and the Ancillary Services Agreement shall be read and construed as one document and references in the Ancillary Services Agreement to the Ancillary Services
Agreement (howsoever expressed) shall be read and construed as references to the Ancillary Services Agreement as amended by this Agreement and by any other agreement amending the same from time to time.

5.	This Agreement shall be governed by and construed in all
respects in accordance with English law and the provisions of Clauses 19 and 20 of the Ancillary Services Agreement shall apply hereto mutatis mutandis.

	IN WITNESS whereof the Parties have caused their respective Common Seals to be hereunto affixed the day and year first above written.

THE COMMON SEAL OF 				)

THE NATIONAL GRID COMPANY, PLC		)

was hereunto affixed in the presence			)

of:

			Director

			Secretary

THE COMMON SEAL of 				)

[			]		)

was hereunto affixed in the presence	)

of:					)

			Director

			Secretary


Schedule C

Ancillary Services

Charging Principles

1.	Introduction

1.1	These principles are to be used to establish the basic
arrangements but are not intended to stifle innovation in the development of new services or the giving of appropriate economic signals.

2.	General

2.1	The charges shall be "cost reflective" i.e. based and founded upon the actual or estimated costs directly incurred or to be incurred by the Generator for the purpose of providing the service or capability concerned.

2.2	Where a capability to provide an Ancillary Service is
required by the Grid Code from all Generating Units (as opposed to a capability made available by agreement between the Parties from some only of the Generator's Generating Units), no Ancillary Service Capability payment shall be made.

2.3	The cost of "Grandfathering" Generator's Equipment (i.e.
bringing equipment owned by the Generator on the Effective
Date to a condition of compliance with the Grid Code) shall not be included in Ancillary Services payments. Where a Derogation is withdrawn or reduced in scope then, except in relation to Reactive Power and Frequency Response, the Generator shall be entitled to take the cost of meeting the withdrawal or reduction in the scope of the Derogation into account in its charges.

2.4	Subject to the other provisions of this Schedule, the charges shall take due account of any change in or amendments to the Grid Code or any other statutory or regulatory obligation coming into force after the Effective Date affecting the provision of Ancillary Services.

2.5	If as a result of any changes to the Pooling and Settlement
Agreement the Generator ceases to be entitled to receive payment under that agreement in respect of any elements of Ancillary Services provided by it which are expressed in this Schedule to be paid for under that agreement, the Generator shall be entitled to charge for such elements under this Agreement. Where however such change entitles the Generator to be paid for any elements of Ancillary Services which are expressed in this Schedule to be paid for under this Agreement the Generator shall cease to be entitled to charge for such elements under this Agreement.

3.	Reactive Power

3.1	The fixed cost of providing the capability to supply Reactive
Power specified in the Grid Code shall not be included in the charge.

3.2	The variable cost of providing Reactive Power shall include:

	(i)	the additional heat losses incurred as a consequence of
producing Reactive Power, measured at the High Voltage side of the Generator/Transformer terminals; the calculation of such heat losses to take account of the square law relationship between the electric current and the additional heat losses incurred; for the purposes of calculating the charges under the interim payment system estimates of Reactive Energy likely to be provided shall be used for the purposes of calculating heat losses;

	(ii)	maintenance costs incurred as a direct result of
Reactive Power output (including a sum in respect of any reduction in the working life of Generating Unit components consequent upon Reactive Power output).

3.3	Payments for Reactive Power shall relate to Reactive Power
provided to the relevant User System or the NGC Transmission
System.

3.4	Any MW part-loading required for the purpose of MV Ar
production is paid for through the Pooling and Settlement
Agreement.

3.5	Charges for Reactive Power shall be predicated on the basis
that any Generating Units brought on out of merit for the purpose of MV Ar production are paid for MW production through the Pooling and Settlement and MV Ar production through Ancillary Services Agreement.

3.6	Payments for Reactive Power may include payments for a
proportion of opportunity costs incurred as a direct consequence of a Generating Unit being taken or kept out of service outside normal outage periods for the sole purpose of the maintenance or repair of equipment essential to the production of Reactive Power. Payments shall be made on an "as arising" basis but arrangements shall be put in place to avoid sudden increases in payments to the Generator which would distort the Pool Purchase Price. There is no presumption arising from the foregoing that opportunity costs should be paid in relation to Generating Units brought into service for the first time after the Effective Date.

3.7	On the changeover from the interim payment system to the
final payment system no sudden change is expected to the total industry amounts paid for Reactive Power.

3.8	The Generator is paid for the Start-Up of a Gas Turbine Unit providing Synchronous Compensation by Ancillary Services together with a payment for time actually spent in Synchronous Compensation mode.

4.	Cancelled Starts

4.1	Payments for Cancelled Starts are based upon the Generator's
Start-Up Price and the time it would have required to Synchronise to the System.

5.	Hot Standby

5.1	Payments for Hot Standby are based upon the Generator's
Start-Up Price and the time spent on Hot Standby.

5.2	Charges for Hot Standby shall be predicated on the basis that where Hot Standby is reached and then followed by an instruction to Synchronise to the System which is not cancelled the Generator is paid from Start-up to Hot Standby through the Pooling and Settlement Agreement.

6.	Frequency Sensitive Generation

6.1	The variable cost of producing Primary and Secondary Response and Five Minute Reserve shall include sums in respect of:

		throttling losses;

		lost boiler efficiency (steam plant only);

		additional works power.

6.2	Part-loading of Generating Units is paid for through the
Pooling and Settlement Agreement.

7.	Fast Starts

7.1	Payments for Fast Starts from Gas Turbine or Pumped Storage
Units shall include a payment for maintaining the Fast Start
Capability.

7.2	Any energy produced as a result of a Fast Start is paid for
through the Pooling and Settlement Agreement.

7.3	In the case of a Fast Start, a normal start is paid for
through the Pooling and Settlement Agreement and costs over and above those of a normal start are paid for through the Ancillary Services Agreement.

7.4	Payments to Pumped Storage for selecting spin-in-air mode for frequency response purposes include a sum in respect of the fixed costs of adopting such a mode.

8.	Load Reduction

8.1	The cost of providing Load Reduction shall include sums in
respect of:

	(a)	maintaining the capability to trip load automatically
in response to a frequency deviation; and

	(b)	in the case of Pumped Storage, the additional cost of
energy over that programmed.

9.	Black Start

9.1	The cost of providing a Black Start Capability shall include the maintenance costs incurred as a direct result of providing the Capability.

Schedule D

Schedule of Payments for Supply of Reactive Power

Part 1

Generating Unit Amount

					(pound / half hour)

Part 2

SYNCHRONOUS COMPENSATION

Operating Charges

Generating ]Plant] [Unit]			Amount per minute


Schedule E.

[Part Loaded] Plant

Tariff for Primary and Secondary
Frequency Response and 5 Minute Reserve

Generating			Primary					Primary
Secondary	5
Unit									and 5 Minute

Loading	Response	Reserve	pound/min	Loading	Response	Reserve
	pound/min Loading

Response Reser
											pound/min
	MW		MW/Hz		MW		MW		MW/Hz		MW  MWMW/


Primary and Secondary							Secondary
and 5 Minute

Loading		Response	Reserve	pound/min			Loading
	Response Reserve
										pound/min
									MW	MW/HzMW



Schedule F

Part 1

Gas Turbine [Pumped Storage] Units in service for Low Frequency
Relay initiated or manual Frequency Response or Load Reduction

Unit Amount per half hour Amount per Start*



Part 2

Pumped Storage Adopting Spinning in Air Mode + Fast Start from
Spinning in Air Mode

Pumped Storage Amount Per Amount Per Hour Amount Per Start

Unit Mode Adoption



Part 3

Pumped Storage Fast Start From Standstill

Pumped Storage Unit Amount Per Start



Part 4

Pumped Storage - Despatch of Final Pumping Programs

Capability Payment


Part 5

Pumped Strata Adopting Spin Pump Mode and Start from Spin Pump
Mode

Unit Amount Per Mode Adoption Amount Per Hour Amount per Start



Part 6

Pumped Storage Trip De-Load and Re-Start

Unit Amount Per Trip Amount Per Re-Start Amount Per De-Load



Part 7

Payments for Emergency Mode Changes



* Note: applicable only to Gas Turbine Units.


Schedule H

Notices

NGC's address for service of Notices:



Generator's address for service of Notices:


Schedule I

Indexation Formulae


Schedule J

Definitions

"the Act" - the Electricity Act 1989;

"Active Power" - The product of voltage and the in-phase component of alternating current measured in units of Watts and standard multiples thereof i.e.

	100 Watts = 1kW

	1000kW = 1MW

	1000 MW = 1GW

	100 GW = 1TW;

'Affiliate" - in relation to NGC means any holding company or subsidiary of NGC or any subsidiary of a holding company of NGC, in each case within the meaning of Sections 736, 736A and 736B of the Companies Act 1985 as substituted by Section 144 of the Companies Act 1989 and if that section is not in force at the date of this Agreement as if such latter section were in force at such date;

"Agreement" - this agreement (including the Schedules) as amended, extended, supplemented, novated or modified from time to time;

"Ancillary Services" - any or all of the following:

	Reactive Power;

	Reactive Power supplied by means of Synchronous;

	Compensation;

	Cancelled Start;

	Hot Standby;

	Primary Response;

	Secondary Response;

	Five Minute Reserve;

	Frequency Response by means of Gas Turbine Unit Fast Start;

	Frequency Response by means of a Pumped Storage Unit Fast
Start;

	Frequency Response by means of a Fast Start from a Pumped
Storage Unit Spinning-in-Air;

	Despatch of Pumped Storage Plant pumping programme;

	Frequency Response by means of Load Reduction;

	Black Start Capability;

	such other ancillary services as the Parties may agree from time to time;

"Ancillary Services Agreement" - an agreement between a User and the Ancillary Services Provider for the payment by the Ancillary
Services Provider to that User in respect of the provision by such User of Ancillary Services;

"Ancillary Services" - the business relating to Ancillary Services carried on by the Ancillary Services Provider;

"Ancillary Services Provider" - the person who for the time being and from time to time is required by the terms of a licence granted under Section 6(1)(b) of the Act to contract for Ancillary Services;

"Apparatus" - all equipment in which electrical conductors are used, supported or of which they may form a part;

"Authorised Electricity Operator" - any person (other than NGC in its capacity as operator of the NGC Transmission System) who is authorised to generate, transmit or supply electricity;

"Authorised Recipient" - in relation to any Protected Information, any Business Person who, before the Protected Information had been divulged to him by NGC or any subsidiary of NGC had been informed of the nature and effect of Clause 14 of this Agreement and who requires access to such Protected Information for the proper performance of his duties as a Business Person in the course of Permitted Activities;

"Availability Declaration" - a statement of the availability for generation of a Centrally Despatched Generating Unit submitted by the Generator pursuant to the Grid Code;

"Black Start" - the procedure necessary for a recovery from a Total Shutdown or Partial Shutdown;

"Black Start Capability" - an ability in respect of a Black Start Station for at least one of its Generating Units to Start-Up from Shutdown and to energise a part of the System and be Synchronised to the System upon instruction from NGC within two hours without an external electrical power supply;

"Black Start Station" - a Power Station which is registered pursuant to a Supplemental Agreement as having a Black Start
Capability;

"British Grid Systems Agreement" - the agreement of that name made or to be made between NGC, Scottish Hydro Electric PLC and Scottish Power PLC inter alla regulating the relationship between their respective grid systems;

"Bulk Supply Point" - any point of supply where Energy Metering
Equipment for the purposes of the bulk supply tariff is or would have been located as more particularly defined in the Pooling and Settlement Agreement;

"Business Day" - a week-day other than a Saturday on which banks are open for domestic business in the City of London;

"Business Person" - any person who is a Main Business Person or a Corporate Functions Person and "Business Personnel" shall be construed accordingly;

"Cancellation Instruction" - an instruction issued by NGC cancelling a previous instruction in the circumstances set out in Clauses 5 or 6;

"Canceled Start" - a response by the Generator to a Cancellation
Instruction;

"Central Despatch" - the process of Scheduling and issuing direct instructions by NGC referred to in paragraph 1 or Condition 7 of the Transmission Licence;

"Centrally Despatched Generating Unit" - a Generating Unit within a Generating Plant;

"Commercial Ancillary Services" - Ancillary Services other than
System Ancillary Services;

"Competent Authority" - the Secretary of State, the Director and any local or national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person
(whether autonomous or not) of, or of the government of, the United Kingdom or the European Community;

"Confidential Information" - all data and other information supplied to the Generator by NGC under the provisions of this Agreement;

"Connection Site" - each location more particularly described in the relevant Supplemental Agreement at which the Generator's Equipment and NGC Assets required to connect the Generator to the NGC Transmission System are situated or at which the Generator's Equipment is connected to a User System;

"Corporate Functions Person"  - any person who:

	(a)	is a director of NGC; or

	(b)	is an employee of NGC or any of its subsidiaries
carrying out any administrative, finance or other corporate services of any kind which in part relate to the Main Business; or

	(c)	is engaged as an agent of or adviser to or performs
work in relation to or services for the Main Business;

"Customer" - a person to whom electrical power is provided
(whether or not he is the same person as the person who provides the electrical power);

"Decommission" - cessation of use by the Generator of the Generator's Equipment at any given Connection Site for a continuous period exceeding 12 months pursuant to the relevant
Supplemental Agreement;

"Deenergise" - the movement of any isolator breaker or switch or the removal of any fuse whereby no Electricity can flow to or from the relevant User System at a Connection Site through the Generator's Equipment; ""Deenergised" shall be construed accordingly;

"Demand" - the demand of MW and MV Ar of electricity;

"Derogation' - a direction issued by the Director or any provision of any Supplemental Agreement, which in either case, relieves the Generator from its obligation under the Generation Licence or under the Master Connection Agreement to comply with such parts of the Grid Code as may be specified in such direction or provision;

"Despatch" - the issue by NGC of instructions for Generating Plant to achieve specific Active Power and Reactive Power levels or target voltage levels within Generation Scheduling and Despatch
Parameters listed in the Grid Code SDC and by stated times;

"Desynchronisation" - the act of taking a Generating Unit off a System to which it has been Synchronised, by opening any connecting circuit breaker;

"Director" - the Director-General of Electricity Supply appointed for the time being pursuant to Section 1 of the Act;

"Disconnect" - permanent physical disconnection of the Generator's Equipment at any given Connection Site;

"Distribution Code" - the Distribution Code required to be drawn up by each PES and approved by the Director, as from time to time revised with the approval of the Director;

"Distribution System" - the system consisting (wholly or mainly) of electric lines owned or operated by any Authorised Electricity Operator and used for the distribution of electricity from Grid Supply Points or Generating Units or other entry points to the point of delivery to Customers or Authorised Electricity Operators and includes any Remote Transmission Assets operated by such Authorised Electricity Operator and any electrical plant and meters owned or operated by the Authorised Electricity Operator in connection with the distribution of electricity, but does not include any part of the NGC Transmission System;

"Effective Date" - 31st March 1990;

"Electricity" - Active Energy and Reactive Energy;

"Embedded" - having a direct connection to a Distribution System or the System of any other User to which Customers and/or Power Stations are connected such connection being either a direct connection or a connection via a busbar of another User or of NGC (but with no other connection to the NGC Transmission System);

"Energy" or "Active Energy" - the electrical energy produced, flowing or supplied by an electric circuit during a time interval, being the integral with respect to time of the instantaneous power, measured in units of Watt-hours or standard multiples thereof i.e.

	1000 Wh	= 1 kWh

	1000 kWh	= 1 MWh

	1000 MWh	= 1GWh

	1000 GWh	= 1 TWh;

"Energy Metering Equipment" - meters instruments transformers (both voltage and current), metering protection equipment including alarms, circuitry and their associated data collection outstations and wiring which are part of the Activity Energy or Reactive Energy measuring equipment at or relating to a Site;

"External Interconnection" - Apparatus owned or operated by NGC for the transmission of electricity to or from the NGC
Transmission System into or out of an External System;

"Externally Interconnected Party" - a person operating an External System which is connected to the NGC Transmission System by an External Interconnection;

"External System" - in relation to an Externally Interconnected Party, the transmission or distribution system which it owns or operates and any Apparatus or Plant which connects that system to the External Interconnection and which is owned or operated by such Externally Interconnected Party;

"FMS Date" - the date (which is expected to fall on or as soon as is reasonably practicable after 31st October 1992) to be specified by the Executive Committee (as defined in the Pooling and Settlement Agreement) in agreement with the Grid Operator and the Settlement System Administrator under the Pooling and Settlement Agreement for the national implementation of the revised standards specified by Codes of Practice in relation to the Energy Metering Equipment of all Parties to the Pooling and Settlement Agreement;

"Fast Start" - a start by a Generating Unit with a Fast Start
Capability;

"Fast Start Capability" - the ability of a Generating Unit to be Synchronised and Loaded to reach full Load within 5 minutes;

"Final Pumping Programme" - a programme submitted by NGC Pumped Storage Business to NGC Operations not later than 2000 hours daily indicating Demand of each Pumped Storage Unit (including intended on and off times) over the period 2200 hours the same day to 0700 hours the following day or if the following day is not a Business Day, 0800 hours, adjusted for the purposes of calculating payments under this Agreement to take account of any Pumped Storage Plant breakdown and any additional pumping required by NGC Pumped Storage Business in accordance with the Grid Code during the Final Pumping Programme Period;

"Final Pumping Programme Period" - in relation to Load Reduction and/or despatch by NGC the period covered by the Final Pumping
Programme extended until whichever is the earlier of:

the time at which NGC Pumped Storage Business is next instructed to generate; or

the time at which NGC Pumped Storage Business is next programmed to generate; or the time of the start of the next Final Pumping
Programme;

"Five Minute Reserve" - in relation to a Generating Unit a response which is fully available within five minutes from the time of Frequency change or a Despatch instruction pursuant to the Grid Code SDC3, and which is sustainable for a period of four hours;

"Frequency" - the number of alternating current cycles per second
(expressed in Hertz) at which a System is running;

"Frequency Response" - a response by a Generating Unit to a change in Frequency with the aim of containing System Frequency within the limits provided for under the Grid Code;

"Frequency Sensitive Mode" - automatic incremental or decremental generation response to contain initial System Frequency transient together with a sustained generation response which is sufficient to contain the System Frequency within the limits defined in the Frequency Control Strategy as defined under the Grid Code;

"Frequency Sensitive Generation" - the operation of a Generating
Unit in Frequency Sensitive Mode;

"Fuel Security Code" - the document of that title designated as such by the Secretary of State, as from time to time amended;

"Gas Turbine Unit" - a Generating Unit driven by a gas turbine, (for instance by an aero engine);

"Generating Plant" - a Power Station subject to Central Despatch including any Generating Unit therein;

"Generating Unit" - any Apparatus which produces electricity;

"Generation Business" - the authorised business of NGC or any Affiliate or Related Undertaking in the generation of electricity or the provision of Ancillary Services, in each case from Pumped
Storage Plant;

"Generation Licence" - the licence granted to the Generator pursuant to Section 6(1)(a) of the Act;

"Generation Offer Prices" - the set of prices submitted by the Generator in respect of each Centrally Despatched Generating Unit under the Grid Code SDC;

"Generator's Equipment" - the Plant and Apparatus owned by the Generator (ascertained in the absence of agreement to the contrary by reference to the principles of ownership set out is the Master Connection Agreement) which is connected to the NGC Transmission System or to a Distribution System at any particular Connection Site or which the Generator wishes so to connect;

"Genset Bid Price" - the meaning attributed to it in the Pool
Rules;

"Grid Code" - the Grid Code drown up pursuant to Condition 8 of the Transmission Licence as from time to time revised in accordance with Condition 8.2 of the Transmission Licence;
references in this Agreement to any specific provision or part of the Grid Code shall be construed as references to such provision or part as from time to time amended;

"Grid Code OC" - the Operating Codes of the Grid Code;

"Grid Code SDC" - the Scheduling and Despatch Codes of the Grid
Code;

"Grid Entry Point" - a point at which a Non-Embedded Generating
Unit connects to the NGC Transmission System;

"Grid Supply Point" - a point of supply from the NGC Transmission
System to PES's or to other Users with User Systems with Customers connected to them or Non-Embedded Customers;

"Hot Standby" - in relation to a Steam Turbine Generating Plant a condition of readiness to be able to Synchronise and attain an instructed output in a specified timescale;

"Lagging" - in relation to Reactive Power exporting MV Ar;

"Leading" - in relation to Reactive Power importing MV Ar;

"Licence" - any one or more as appropriate of the Licences granted pursuant to Section 6 of the Act;

"Load" - the Active or Reactive Power as the context requires generated, transmitted or distributed;

"Loaded" - supplying electrical power to the system;

"Load Reduction" - interruption of Demand by means of Low
Frequency Relays;

"Low Frequency Relay" - an electrical measuring relay intended to operate when its characteristic quantity (Frequency) reaches the relay settings by decrease in Frequency;

"Main Business" - any business of NGC or any of its subsidiaries as at the Effective Date or which it is required to carry on under the Transmission Licence other than the Generation Business;

"Main Business Person" - any employee of NGC or any director or employee of its subsidiaries who is engaged solely in the Main
Business and "Main Business Personnel" shall be construed accordingly;

"Master Connection Agreement" - the agreement designated as the Master Connection and Use of System Agreement made between all Users of the NGC Transmission System and NGC for connection of Plant and/or Apparatus and/or use of the NGC Transmission System, and any amendment, extension, variation or modification of that agreement;

"Mode Change" - in relation to a Pumped Storage Unit a change from one operating condition to another;

"Modification" - any actual or proposed replacement, renovation, modification, alteration or construction by or on behalf of either Party to that Party's Plant or Apparatus or the manner of its operation which has or may have a Material Effect on the other Party for the purposes of the Master Connection Agreement at a particular Connection Site;

"New Connection Site" - a proposed Connection Site in relation to which there is no Supplemental Agreement in force between the Parties;

"NGC Assets" - the Plant and Apparatus owned by NGC necessary to connect the Generator's Equipment to the NGC Transmission System at any particular Connection Site;

"NGC Pumped Storage Business" - the authorised business of NGC or any Affiliate or Related Undertaking in the generation of electricity or the provision of Ancillary Services from Pumped
Storage Plant;

"NGC Transmission System" - the System consisting (wholly or mainly) of High Voltage electric lines owned or operated by NGC and used for the transmission of electricity from one Power Station to a sub-station or to another Power Station or between sub-stations or to or from any External Interconnection and includes any Plant and Apparatus and meters owned or operated by NGC in connection with the transmission of electricity but does not include any Remote Transmission Assets;

"Non-Embedded Customer" a Customer except for a PES receiving electricity direct from the NGC Transmission System irrespective of from whom it is supplied;

"Offered Availability" - the availability, expressed in MW less the MW consumed by that Centrally Despatched Generating Unit through the Centrally Despatched Generating Unit's unit transformer when producing the same, of a Centrally Despatched Generating Unit as set out in the relevant Availability Declaration or revision thereof, which in the case of an Embedded Centrally Despatched Generating Unit grossed up to represent MW metered at the relevant Grid Supply Point using the conversion factor supplied pursuant to the Grid Code SDC;

"Operational Metering Equipment" - meters, instrument transformers (both voltage and current), transducers metering protection equipment including alarms circuitry and their associated outstations as may be necessary for the purposes of the Grid Code
CC 6.5.5 and the corresponding provision of the relevant
Distribution Code

"Part Loaded" - in relation to a Generating Unit, on load but not running at Registered Capacity;

"Partial Shutdown" - the same as a Total Shutdown except that all generation has ceased in a separate part of the Total System and there is no supply from External Interconnections or other parts of the Total System to that part of the Total System and, therefore, that part of the Total System is shutdown, with the result that it is not possible for that part of the Total System to begin to function again without NGC's directions relating to a Black Start;

"Party" - each person for the time being and from time to time a party to this Agreement and any successor(s) in title to, or permitted assign(s) of, such person;

"Permitted Activities" - activities carried on for the purposes of the Main Business;

"PES" - a holder of a licence granted under Section 6(1)(c) of the Act;

"Plant" - fixed and movable items used in the generation and/or supply and/or transmission of electricity other than Apparatus;

"Pool Members" - the Founder Generators and Founder Suppliers and any other person admitted to pool membership under the Pooling and Settlement Agreement in each case until it shall have resigned from pool membership or otherwise ceased to be a member in accordance therewith;

"Pool Purchase Price" - the Pool Purchase Price for a Settlement
Period determined pursuant to the Pool Rules;

"Pool Rules" - the rules set out in Schedule 9 to the Pooling and Settlement Agreement as amended, varied or substituted from time to time in accordance with the terms of the Pooling and Settlement Agreement;

"Pooling and Settlement Agreement" - the agreement of that title for the time being approved (or to be approved) by the Secretary of State or by the Director as from time to time amended;

"Power Station" - an installation comprising one or more
Generating Units (even where separately sited) owned or controlled by the same Generator which may reasonably be considered as being managed as one Power Station;

"Primary Response" - in relation to a Generating Unit the automatic response to Frequency changes released increasingly with time over the period 0 to 10 seconds from the time of Frequency change and fully available by the latter and which is sustainable for at least a further 20 seconds;

"Protected Information" - any information relating to the affairs of a Party which is furnished by such Party to Business Personnel pursuant to this Agreement unless prior to such information being furnished, such Party has informed the recipient thereof by notice in writing or by endorsement on such information, that the said information is not to be regarded as Protected Information; and any data and other information of a commercially confidential nature relating to the details (including the financial details) of this Agreement, the negotiations leading up to the making of this Agreement and any other discussions or negotiations arising during the term of this Agreement and relating thereto;

"Pumped Storage Plant" - the Dinorwig and/or Ffestiniog Generating Plants owned by NGC;

"Pumped Storage Unit" - a Generating Unit within a Pumped Storage
Plant;

"Reactive Energy" - the integral with respect to time of the Reactive Power;

"Reactive Power" - the product of voltage and current and the sine of the phase angle between them measured in units of voltamperes reactive and standard multiples thereof i.e. 1000 V Ar = 1 kVAr;
1000 kVAr = 1 MVAr;

"Reactive Power Test" - a test specified in the Grid Code OC5 carried out by the Generator on the instructions of NGC in order to demonstrate that a Generating Unit meets the Reactive Power capability required by the Grid Code;

"Registered Capacity" - the normal full load capacity of a Generating Unit as declared by the Generator, less the MW consumed by the Generating Unit through the Generating Unit's unit transformer when producing the same;

"Related Undertaking" - in relation to NGC means any undertaking in which NGC has a participating interest as defined by Section 260 of the Companies Act 1985 as substituted by Section 22 of the Companies Act 1989 and if that section is not in force at the date of this Agreement as if such section were in force at such date;

"Remote Transmission Assets" - any Plant and Apparatus or meters owned by NGC which are (a) embedded in the Distribution System of an Authorised Electricity Operator and are not directly connected by lines and plant owned by NGC to a sub-station owned by NGC and
(b) are by agreement between NGC and such Authorised Electricity Operator under the direction and control of such Authorised Electricity Operator;

"Review Date" - 1st April 1993 and each successive third anniversary of such date during the term of this Agreement but construed subject to the provisions of Sub-Clauses 2.4 to 2.8 and the expression "Relevant Review Date" shall be construed accordingly;

"Schedule Day" - the period from 0500 hours in the Settlement Day until 0500 hours in the next following Settlement Day;

"Second Tier Customer" - a person who is supplied with Electricity by a Second Tier Supplier;

"Second Tier Supplier" - a holder of a Second Tier Supply Licence granted under Section 6(2)(a) of the Act;

"Secondary Response" - in relation to a Generating Unit the automatic response to Frequency changes which is fully available by 30 seconds from the time of Frequency change to take over from Primary Response and which is sustainable for at least a further 30 minutes;

"Secretary of State" - the same meaning as in the Act;

"Settlement Day" - the period from 0000 to 2400 hours each day;

"Settlement Period" - a period of 30 minutes ending on the hour and half hour in each hour during the Schedule Day;

"Settlement System" - those assets, systems and procedures for the calculation in accordance with the Pool Rules of payments which become due thereunder, as modified from time to time;

"Settlement System Administrator" - the person appointed for the time being or any replacement thereof from time to time pursuant to the Pooling and Settlement Agreement to operate all or part of the Settlement System;

"Shutdown" - the condition of a Generating Unit where the generator rotor is at rest or on barring;

"Site" (i) a Grid Entry Point;

	(ii) a Grid Supply Point or Bulk Supply Point;

	(iii) the point of connection of a Generator which is Embedded or of a Second Tier Supplier or of a Second Tier Customer to a Distribution System or the NGC Transmission System;

	(iv) the point of connection of two Distribution Systems; or

	(v) the point of connection of an External Interconnection to the NGC Transmission System;

"Spin Pump Mode" - in relation to a Pumped Storage Unit the condition where the Pumped Storage Unit is rotating at Synchronous Speed with the pump de-watered;

"Spinning in Air" - the condition where a Pumped Storage Unit is rotating at Synchronous Speed with the turbine de-watered and is programmed to generate automatically if System Frequency falls to a designated level;

"Start-Up" - the action of bringing a Generating Unit from Shutdown to Synchronous Speed;

"Start-up Price" - the start-up component of the Generation Offer
Prices;

"Supplemental Agreement" - an agreement to be entered into between NGC and the Generator covering each Connection Site of the Generator pursuant to the Master Connection Agreement and in the form required by the Master Connection Agreement;

"Supplier" - a PES or a Second Tier Supplier;

"Synchronous Compensation" - the operation of rotating synchronous Apparatus for the specific purpose of either the generation or absorption of Reactive Power;

"Synchronised" - the condition where an incoming Generating Unit or System is connected to the busbars of another System so that the Frequencies and phase relationships of that Generating Unit or the System, as the case may be, and the System to which it is connected are identical; "Synchronise" and Sychronisation" shall be construed accordingly;

"Synchronous Speed" - that speed required by a Generating Unit to enable it to be synchronised to a System;

"System" - any User System or the NGC Transmission System as the case may be;

"System Ancillary Services" - any or all of the following:

	Reactive Power;

	Primary Response;

	Secondary Response;

	Five Minute Reserve;

	Frequency Response by means of Gas Turbine Unit Fast Start;

	Frequency Response by means of Pumped Storage Unit Fast
Start;

	Black Start Capability;

"Total Shutdown" - the situation existing when all generation has ceased and there is no electricity supply from External Interconnections and, therefore, the Total System has shutdown with the result that it is not possible for the Total System to begin to function again without NGC's directions relating to a Black Start;

"Total System" - the NGC Transmission System and all User Systems in England and Wales;

"Transfer Scheme" - the transfer scheme made by the Central
Electricity Generating Board established under Section 66 of the
Act or by the Secretary of State under Section 69 of the Act;

"Transmission Licence" - the Licence granted to NGC under Section
6(1)(b) of the Act;

"User" - any person using the NGC Transmission System;

"User System" any System owned or operated by a User comprising Generating Units and/or Distribution Systems (and/or other systems consisting (wholly or mainly) of electric liens which are owned or operated by a person other than a PES) and Plant and/or Apparatus connecting Generating Units, Distribution Systems (and/or other systems consisting (wholly or mainly) of electric lines which are owned or operated by a person other than a PES) or Non-Embedded Customers to the NGC Transmission System or (except in the case of Non-Embedded Customers) to the relevant other User Systems, as the case may be, including any Remote Transmission Assets operated by such User or other person and any Plant and/or Apparatus and meters owned or operated by the User or other person in connection with the distribution of electricity but does not include any part of the NGC Transmission System.




Schedule K

Part 1

Canceled Starts

Generation Unit 	Period before Synchronisation



Part 2

Hot Standby

Generation Unit 	Value of H





DATED               1990


                    THE NATIONAL GRID COMPANY PLC

                                - to -


                   [                              ]



               at [                                 ]

INTERFACE AGREEMENT - CONTENTS


Clause
Title
Page



1  Definitions and Interpretation                           1
2  Right to Retain Asset                                   12
3  Modifications, Replacments and Alterations              13
4  Security and Compliance with Statutes etc.              14
5  Relocations                                             17
6  Removals                                                19
7  Rights of Access                                        20
8  Services and Use of Assets                              23
9  Payment                                                 24
10 Non-Interference                                        25
11 Cable Tunnels                                           26
12 Dispute Resolution                                      27
13 Governing Law and Jurisdiction                          30
14 Confidentiality                                         31
15 Title to Assets                                         37
16 Limitation of Liability                                 39
17 Intellectual Property                                   41
18 Force Majeure                                           42
19 Waiver                                                  43
20 Notices                                                 43
21 Variations                                              44
22 Overriding Provisions                                   44
23 Assignment and Sub-Contracting                          45
24 Illegality and Partial Invalidity                       45
25 Term and Termination                                    46
26 Registration and Memorandum                             46
27 Entire Agreement                                        47



Schedule 1		Genco's Assets on NGC's Land
Schedule 2		Genco's Land
Schedule 3		NGC's Assets on Genco's Land
Schedule 4		NGC's Land
Schedule 5		Part I - Security Details
			Part II - Plant MV LV Apparatus
			Safety Co-ordination Procedures
Schedule 6		Common Assets
Schedule 7		Services
Schedule 8		Charges
Schedule 9		Addresses, Fax No's etc.

INTERFACE AGREEMENT



THIS DEED OF AGREEMENT is made on the date stated on the Cover between the Parties stated thereon

WHEREAS

(A)	Certain assets of NGC (including assets of third parties
used by NGC under arrangements with such third parties) are
situated on property title to which (by way of freehold or leasehold) is vested in Genco;
(B)	Certain assets of Genco (including assets of third parties
used by Genco under arrangements with such third parties)
are situated on property title to which (by way of freehold
or leasehold) is vested in NGC; and
(C)	Certain assets and facilities of one party, whether situated on that party's property or not, are required for use by
both parties in the carrying on of their respective
undertakings.
(D)	This Agreement is entered into by the parties to give effect to appropriate arrangements in respect of such assets and the use of assets and facilities.

NOW IT IS HEREBY AGREED as follows:-


	DEFINITIONS AND INTERPRETATION

	In this Agreement, the following words and expressions shall, unless the subject-matter or context otherwise requires or is inconsistent therewith, bear the following meanings:-

	"the Act"		the Electricity Act 1989;

	"Asset"		a Genco Asset or an NGC Asset (as the case may be);

	"Affiliate"		in relation to a Party means any holding company or
 			subsidiary of that Party or any subsidiary of a holding
 			company of that Party, in each case within the meaning of
 			Sections 736, 736A and 736B of the Companies Act 1985
	 		as substituted by Section 144 of the Companies Act of 1989
 			and if that section is not in force at the date of this
 			Agreement as if such section were in force at such date;

	"CEGB"		the Central Electricity Generating Board;

	"Common Asset"	an asset specified in Schedule 6;

	"Competent 		includes the Director and any local or national agency,
   Authority"		authority, department, inspectorate, minister, ministry,
   official	or public or statutory person (whether autonomous or not)
			of, or to the government of, the United Kingdom or the	European
   Community;

	"Connection		the Master Connection and Use of System Agreement
Agreement"		entered into by, among others, the Parties regarding, among
other things, the connection of Genco's Plant and Apparatus (as defined
therein) to the NGC Transmission System (as	defined therein) and the use
by Genco of such system;

	"Cover"		the page of this Deed headed as such which
page shall form part of this Deed;

	"Directive"		includes any present or future
directive, requirement, instruction, direction or rule of any
Competent Authority, (but	only, if not having the force of law,
if compliance with the Directive is in accordance with the general practice ofpersons to whom the Directive is addressed)
and includes	any modification, extension or replacement
thereof then in	force;

	"the Director"		the Director General of Electricity
Supply appointed for the time being pursuant to Section 1(1) of the Act by the Secretary of State;

	"Electricity		Genco's licence granted pursuant to
S.6(1)(a) of the Generating		Act; 	Licence"

	"Emergency		in relation to a Party, all employees of
that Party who	Personnel"		have appropriate knowledge and
experience and are recognised by that Party as being able to carry out competently and safely emergency action for the purposes of clause 10;

	"Force Majeure"	in relation to a Party, any event or
circumstance which	is beyond the reasonable control of that
Party, and which results in or causes the failure of that Party to perform any of its obligations under this Agreement including any act of God, strike, lockout or other industrial disturbance, act of the public enemy, war declared or undeclared, threat of war, terrorist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, lightning, fire, storm, flood, earthquake, accumulation of snow or ice, lack of water arising from weather or environmental problems of explosion, fault or failure of plant and apparatus which could not have been prevented by Good Industry Practice, governmental restraint, Act of Parliament legislation, bye-law and Directive (not being any order, regulation or directive under Section 32, 33, 34 or 35 of the Act) Provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party;

	"Genco's Assets"	those assets listed in Schedule 1
(including any plinths
			or other structures (excluding buildings) to
or upon which the 			same are affixed and to or
upon which no assets of any 				other person
are affixed and any straps, bolts or other such
	things for attachment thereto) as any of the same may
be 				Modified pursuant to this
Agreement;

	"Genco's Land"	the land described in Schedule 2;

	"Genco Radio 	all that telecommunications equipment owned
or
	Equipment"		operated by Genco and situated on NGC
Radio
				Towers and Masts and listed in Schedule 1;

	"Genco Radio	those radio towers and masts owned by Genco
and
	Towers and Masts"	and not situated on NGC's Land but on
which NGC
				Radio Equipment is situated;

	"Good Industry	the exercise of that degree of skill,
diligence,
	Practice"		prudence and foresight which would reasonably
and
				ordinarily be expected from a skilled and
experienced
				operator engaged in the same type of
undertaking
				under the same or similar circumstances;

	"Grantee"		in any particular case the owner of the Asset
in question;

	"Grantor"		the owner of Grantor's land;

	"Grantor's Land"	Genco's Land and/or NGC's Land as the
context so
				requires;

	"the Grid Code"	the document or documents produced
pursuant to the
				NGC Transmission Licence, as from time to
time revised
				in accordance with the NGC Transmission
Licence;

	"High Voltage 	electric lines of a nominal voltage exceeding
132
	Lines"			kilovolts;

	"HV"			of a nominal voltage exceeding 650 volts;

	"Intellectual		patents, trademarks, service marks,
rights in designs,
	Property"		trade names, copyrights and topography rights
(whether
				or not any of the same is registered and
including
				applications for registration of any of the
same) and
				rights under licences and consents in
relation to any
				of the same and all rights or forms of
protection of a
				similar nature or having equivalent or
similar effect to
				any of the same which may subsist anywhere in
the
				world;

	"Interconnectors"	the electric lines, electrical plant and
meters owned
				or operated by NGC for the transmission of
electricity
				into or out of transmission systems in France
or
				Scotland;

	"Modification"	in relation to an Asset, any alteration to or
replacement
				of such Asset pursuant to clause 3.1 of this
Agreement
				and "Modify" and "Modified" shall be
construed
				accordingly;

	"NGC's Assets"	those assets listed in Schedule 3 (including
any plinths
				or other structures (excluding buildings) to
or upon
				which the same are affixed and to or upon
which no
				assets of any other person are affixed and
any straps,
				bolts or other such things for attachment
thereto) as
				any of the same may be Modified pursuant to
this
				Agreement;

	"NGC's Land"	the land described in Schedule 4;

	"NGC Radio		all that telecommunications equipment
owned or
	Equipment		operated by NGC and situated from time to
time on
				Genco Radio Towers and Masts as listed in
Schedule 3.


	"NGC Radio		those radio towers and masts owned by
NGC and not
	Towers and Masts"	situated on Genco's Land but on which
Genco Radio
				equipment is situated;

	"NGC 			NGC's licence granted pursuant to
Section 6(1)(b)
	Transmission		of the Act;
	Licence"

	"Party"		each person for the time being and from time
to time
				part to this Agreement and any successor(s)
in title
				to, or permitted assign(s) of, such person;

	"Permitted 		in relation to a Right of Access, the
purpose specified
	Purpose"		in the clause granting such Right of Access;

	"Providing Party"	in the context of clause 8, a Party in
whom title to a
				Common Asset is vested;

	"Recipient"		in the context of clause 8, the Party
which is the
				recipient of the Services;

	"Relocation 		a proposal by the Grantor to the Grantee
pursuant to
	Proposal"		sub-clause 5.1 for the relocation of any of
the Grantee's
				Assets;

	"Right of Access"	full right and liberty during the
currency of this Agreement
				to enter upon and through and remain upon any
part of
				the Grantor's Land to the extent necessary
for a Permitted
				Purpose and subject to the provisions of
clause 7;

	"Services"		in the context of clause 8, the goods
and services
				specified in Schedule 7;

	"Supplemental	an agreement entered into between the Parties
in
	Connection		substantially the form set out in the
appropriate
	Agreement"		schedule to the Connection Agreement;

	"Supplier"		in the context of clause 8, the Party
which is the provider
				of Services to the Recipient;

	"Transfer Scheme"	the scheme of that name made pursuant to
the Act; and

	"Using Party"		in relation to a Common Asset, the Party
(not being the
				Providing Party) which uses that Asset.



In this Agreement:-

(i)	unless the context otherwise requires all references to a
particular clause, sub-clause, paragraph or Schedule shall
be a reference to that clause, sub-clause, paragraph or
Schedule in or to this Agreement;
(ii)	the table of contents and headings are inserted for
convenience only and shall be ignored in construing this
Agreement;
(iii)	references to the words "include" or "including" are to
be construed without limitation to the generality of the
preceding words;
(iv)	unless there is something in the subject matter or the
context which is inconsistent therewith, any reference to an
Act of Parliament or any Section thereof or Schedule
thereto, or other provision thereof or any instrument, order or regulation made thereunder shall be construed at the
particular time as including a reference to any
modification, extension, replacement or reenactment thereof
then in force and to all instruments, orders or regulations
then in force and made under or deriving validity from the relevant Act of Parliament; and
(v)	references to the masculine shall include the feminine and
references in the singular shall include the plural and vice versa and words denoting natural persons shall include companies, corporations and any other legal entity and vice versa.


RIGHT TO RETAIN ASSET


Subject to sub-clause 5.1, NGC hereby grants to Genco the right to retain and replace as provided in this Agreement Genco's Assets on NGC's Land in such places as they are currently situated and such right shall extend to any Modified Genco Asset. NGC shall maintain any shelter and/or support enjoyed by an such Asset at the date of this Agreement or, if later, when relocated on NGC's Land in accordance with clause 5 and shall further maintain in good condition any NGC Radio Towers and Masts to which Genco Radio Equipment is attached or by which it is supported and grants to Genco a Right of Access for the purpose of the maintenance, inspection, testing, removal, operation, Modification or repair of any of Genco's Assets. For the purpose of carrying out the said maintenance of the NGC Radio Towers and Masts NGC may upon the expiry of reasonable prior notice to Genco take any steps reasonably necessary in respect of Genco's Radio Equipment to enable such maintenance work to be carried out.

Subject to sub-clause 5.1, Genco hereby grants to NGC the right to retain and replace as provided in this Agreement NGC's Assets on Genco's Land in such places as they are currently situated and such right shall extend to any Modified NGC Asset. Genco shall maintain any shelter and/or support enjoyed by any such Asset at the date of this Agreement or, if later, when relocated on Genco's Land in accordance with clause 5 and shall further maintain in good condition any Genco Radio Towers and Masts to which NGC Radio Equipment is attached or by which it is supported and grants to NGC a Right of Access for the purpose of the maintenance, inspection, testing, removal, operation, Modification or repair of any of NGC's Assets. For the purpose of carrying out the said maintenance of the Genco Radio Towers and Masts Genco may upon the expiry of reasonable prior notice to NGC take any steps reasonably necessary in respect of NGC's Radio Equipment to enable such maintenance work to be carried out.


MODIFICATIONS REPLACEMENTS AND ALTERATIONS

A Party may at its own expense replace or alter any of its Assets provided that:- the replacement Asset or the Asset as so altered:-

(i)	is placed in the same or approximately the same position;
(ii)	fulfills the same or a similar purpose;
(iii)	can, where relevant, be accommodated in and on existing
buildings
	or structures;
(iv)	does not require additional or improved facilities or
services from
	the Grantor;
(v)	does not restrict the actual and intended use of the
Grantor's Land
	and any equipment thereon or therein to any materially
greater
	extent than the Asset so replaced or altered; and
(vi)	is either of the same or a similar or smaller size or the
alteration is
	effected substantially within the space occupied by such Asset to
	enable the Asset to be used up to its full capability; and

prior written notification has been given to the Grantor.

If any replacement or alteration permitted by clause 3.1 shall require minor alterations or works to the existing buildings or structures housing or supporting the Asset in question, such alterations or works may be carried out (with the prior written approval of the Grantor (such approval not to be unreasonably withheld or delayed)) but at the cost of the Grantee.

To the extent that any of the conditions of clause 3.1 are not met in relation to any replacement or alteration, the Grantor may by notice in writing require the Grantee promptly to remove such replacement or alteration and, if the Grantee fails to do so, may remove the same itself at the cost and expense of the Grantee.
On such removal, the Grantee may reinstate the Asset so replaced or altered.

The Grantee shall, if considering moving, replacing, or altering any of the Grantee's Assets, give due consideration as to whether it shall be operationally practicable, desirable and reasonably economic to move such Asset to (or place the replacement or altered Asset on) its own property.


SECURITY AND COMPLIANCE WITH STATUTES etc.

Each party undertakes to maintain and provide security in relation to the other Party's Assets in accordance with the arrangements set out in Part I of Schedule 5.

Each party shall procure that, as between the Parties, all reasonable and necessary steps are taken, as and when necessary or desirable, in cooperation with the other (and, so far as applicable, with any third party), to ensure compliance with the provisions (each such provision or part thereof being in this clause 4 an "Obligation") of:-

(i)	all statutes and Directives applicable to any Asset and/or
any part
	(including the whole) of Genco's Land and/or NGC's Land;
(ii)	any statue or Directive which may affect any other property
(of
	whatever nature) of either Party as a result of the
existence,
	nature, location, or manner of operation of any Asset; and
(iii)	any statute or Directive requiring the reporting of any
occurrence
	relating to or affecting any Asset and/or Genco's Land and/or
	NGC's Land (including the Reporting of Injuries Diseases and Dangerous Occurrence Regulations 1985 and the Electricity Supply Regulations 1988).

Each Party shall, so far as it is aware of the same, unless it has reasonable grounds for believing that the other Party possesses the information, keep the other Party informed of all matters relating to any Obligation or potential Obligation and/or the extent to which such Obligation may be applicable.

In the event of any dispute as to responsibility, as between the Parties, pursuant to clause 4.2, for compliance with an Obligation, that responsibility shall be allocated, so far as practicable, on the basis that:-

(i)	each Party shall refrain from taking or permitting any act
or
	omission which would prevent compliance with an Obligation;
and
(ii)	positive action required in relation to a Party's property
as a
	consequence of the existence, nature, location or manner of operation of that property or any other property of that
Party
	shall be the responsibility of that Party, and, to the extent that
	such action is required in respect of or affecting any property
	of the other Party (or property of a third party located in or on
	that other Party's Land), such action may be taken with the prior approval of that other Party (such approval, subject to
	(i) above, not to be unreasonably withheld or delayed).

The provisions for safety coordination between the Parties contained in Part II of Schedule 5 shall apply.
RELOCATIONS

At any time and from time to time during the term of this Agreement, the Grantor may with the prior written consent of the Grantee (such consent not be unreasonably withheld or delayed) require the Grantee to relocate any of the Grantee's Assets either to a different location on the Grantor's Land or to the Grantee's or a third party's land, such consent to be sought and given or refused in accordance with the following procedure:-

The Grantor shall serve a written notice on the Grantee, which notice shall specify:-

(a)	the Grantee's Assets which the Grantor wishes to be
relocated;
(b)	the reasons for such wish;
(c)	the proposed new location for such Assets; and
(d)	the timing of the carrying out of such relocation.

The Grantee shall within one month of receipt of any such notice
(or such longer period as shall be reasonably necessary) serve a counter notice stating:-

(a)	whether or not in its reasonable opinion such Relocation
Proposal is
	acceptable to it;
(b)	if the Relocation Proposal is not acceptable to the Grantee, the grounds
	for such opinion and the terms of any alternative proposal
(the
	"Alternative Relocation Proposal") covering so far as
relevant the
	matters referred to in items (a) - (d) of clause 5.1.1 which would be
	acceptable to the Grantee; and
(c)	in respect of the Relocation Proposal (if accepted) or of
any Alternative
	Relocation Proposal, the costs likely to be incurred in connection with
	considering the Relocation Proposal or the Alternative
Relocation Proposal
	and effecting the said relocation of the Assets and the proper and
	reasonable costs of relocating any other equipment that may be necessary
	as a result of the relocation of those Assets and any consequential losses
	including payments to third parties incurred as a result of the relocation
	of those Assets and the proposed manner and timing of payment of the
	same by the Grantor.

If within one month of the date of such counter notice (or such longer period as shall be reasonably necessary) the Grantor has not withdrawn the Relocation Proposal and the Parties have not agreed upon it or the Alternative Relocation Proposal (if any) or a variation of either of them (such agreement to include agreement on the costs referred to in item (c) of clause 5.1.2) the matter shall be dealt with in accordance with Clause 12.

Upon approval or settlement of any Relocation Proposal, Alternative Relocation Proposal or variation thereof pursuant to clause 5.1, the Grantee shall relocate or procure the relocation of the relevant Assets as quickly as reasonably practicable (having regard to, amongst other things, technical and operational requirements and to its obtaining all necessary licences and consents).

The Grantor shall pay to the Grantee all costs referred to in item (c) of clause 5.1.2 as agreed or settled pursuant to clause
5.1 provided that all reasonable endeavours are used to minimise such costs and in the event that a Relocation Proposal is withdrawn or consent thereto is reasonably withheld pursuant to clause 5.1, the Grantor shall pay to the Grantee all costs reasonably incurred by the Grantee in connection with considering the Relocation Proposal and any counter notice.

Such of the provisions of this Agreement as are appropriate and relevant (including the provisions of this clause 5), shall continue to apply to any relocated Assets.


REMOVALS

Whenever any of NGC's Assets shall become unusable for the purpose for which it was designed or shall not have been used for a continuous period of at least twelve months, Genco may, by notice in writing to NGC, require NGC to remove such Asset, at NGC's expense, from Genco's Land as quickly as practicable and in any event before the first anniversary ("the Removal Date") of the date of service of such notice unless:-

(i)	Genco shall within the thirty days following service of such notice have
	been reasonably satisfied that the Asset will be used by NGC before the
	Removal Date, (or such later date as NGC shall propose as is reasonable
	in all the circumstances including the plans of either Party for subsequent
	use of the Asset in question or the space occupied by such
Asset); and
(ii)	the Asset is so used.

In the event that there shall cease to be any Supplemental
Connection Agreement relating to any of Genco's Assets on NGC's
Land Genco shall remove all of Genco's Assets from NGC's Land as quickly as practicable and in any event within the period provided in the Connection Agreement.

In the event that there shall be a Disconnection (as defined in the Connection Agreement) of all Plant and Apparatus (as so defined) of Genco on NGC's Land then NGC will within 24 months of the date of notice of intended Disconnection remove from Genco's Land all of NGC's Assets not falling within the definition "NGC Assets" under the Connection Agreement and Genco shall pay to NGC one half of the costs reasonably incurred by NGC in so doing. Provided that where NGC's Land comprises two (or more) separate parcels of land and it is operationally necessary for the purposes of the business carried on by NGC on NGC's land for NGC to retain any of NGC's Assets on Genco's Land notwithstanding the Disconnection then in respect of such of NGC's Assets aforesaid NGC shall not be under the obligation to remove them from Genco's Land until NGC no longer has any operational necessity to retain such Assets (or any of them) on NGC's Land Provided further that the provisions of Clause 5 hereof shall continue to apply to such of NGC's Assets as remain on Genco's Land.

6.4	Where the Grantee is obliged to remove any of its Assets
from the Grantor's
	Land, whether under this Clause 6 or otherwise, and fails to
do so 	in
	accordance with the relevant provisions, the Grantor shall be entitled to
	remove the Asset to land of the Grantee and the Grantee shall provide all
	reasonable assistance to enable the Grantor safely so to do and shall
	pay and reimburse to the Grantor all costs and expenses (or one half
	of such costs where the obligation to remove such Assets arose pursuant
	to sub-clause 6.3) reasonably incurred by the Grantor in so doing.


RIGHTS OF ACCESS

A Right of Access includes the right to bring on to the Grantor's
Land such vehicles, plant, machinery and maintenance or construction materials as shall be reasonably necessary for the Permitted Purpose.

A Right of Access given to the Grantee may be exercised by any person, including third party contractors, reasonably nominated from time to time by the Grantee. To the extent (if any) that any particular authorisation or clearances may be required to be given by the Grantor and the procedures for giving and obtaining the same are not for the time being stipulated in arrangements made pursuant to clause 7.3, the same shall be given within a reasonable time from the date of the request therfor, save in the case of emergency in which case it shall be given without delay.

The Parties shall procure that all reasonable arrangements and provisions are made and/or revised from time to time, as and when necessary or desirable, to facilitate the safe exercise of any Right of Access with the minimum of disruption, disturbance or inconvenience to both Parties. Such arrangements and provisions may, to the extent that the same is reasonable, limit or restrict the exercise of the Right of Access and/or provide for one Party to make directions or regulations from time to time in relation to a specified matter. Matters to be covered by such arrangements and/or provision include:-

(i)	the identification of any relevant Assets;
(ii)	the particular access routes applicable to the land in
question
	having particular regard for the weight and size limits on
those
	routes;
(iii)	any limitations on times of exercise of a Right of
Access;
(iv)	any requirements as to prior notification and as to
authorisation
	or security clearance of individuals exercising such Rights
of
	Access, and procedures for obtaining the same;
(v)	the means of communication to the other Party and all
employees
	and/or contractors who may be authorised from time to time
by
	that Party to exercise a Right of Access of any relevant
directions
	or regulations made by one Party;
(vi)	the identification of and arrangements applicable to
Emergency
	Personnel.

Each Party shall procure that any such arrangements and/or provisions (or directions or regulations issued pursuant thereto) made from time to time between the Parties shall be observed and performed by it and all persons authorised by it to exercise any Right of Access.

 .1	The Grantee shall procure that all reasonable steps are
taken in the exercise of
	any Right of Access to:-

	(a)	avoid or minimise damage to the Grantor's Land, or any
other
		property thereon or therein;
	(b)	cause as little disturbance and inconvenience as
possible to
		the Grantor or other occupier of the Grantor's Land.

	And shall promptly make good any damage caused to the Grantor's Land and/or
	such other property in the course of the exercise of such rights and shall
	indemnify the other Party against all actions, claims, proceedings, losses, costs
	and demands arising out of such exercise.

7.4.2	Subject to clause 7.4.1, all such rights shall be
exerciseable free of any charge
	or payment of any kind.

	Subject to any contrary arrangements for the time being made under clause 7.3,

	a  Right of Access for operation or inspection shall be
available without prior 	notice;

	a Right of Access for the purpose of maintenance, testing or repair of HV apparatus granted in respect of land on which exposed HV conductors are sited shall only be
	exercisable on the giving of at least seven days prior written notice to the Grantor except in the case of loss of generation or other emergency (in which event the Grantor shall render all possible assistance in procuring that the Right of Access shall be exercisable as soon as possible);
	and

	a Right of Access for the purpose of Modifying any Asset shall be exercisable only after two weeks prior written notice to the Grantor.



SERVICES AND USE OF ASSETS

Subject as hereinafter provided, in relation to each Common Asset, the Providing Party shall, if required by the Using Party, make the Common Asset in question available for continued use by the Using Party to at least the same extent as it was available for use by the Using Party immediately prior to the date of this Agreement.

Subject as hereinafter provided, in relation to each Service, the Supplier shall, if required by the Recipient, continue to provide the same to the Recipient. Such provision shall be of such a quality and quantity and shall be provided at such times as the Recipient shall reasonably request. The Supplier shall not be required to exceed the level of quality or quantity of the Service normally provided prior to the date of this Agreement, unless specifically agreed otherwise between the Parties.

Where the use of any Common Asset is made available or such Service is supplied as aforesaid, the Parties shall procure that all reasonable arrangements and provisions are made and/or revised from time to time, as and when necessary or desirable between the local personnel employed by each of them in that regard, such arrangements to include:-

	the identification of the Common Assets and/or Services in
question including 	(where relevant) the extent of their
availability;

	the hours during which such use or provision shall be allowed or made;

	any requirements as to notification of use or call for supply or temporary
	suspension thereof;

	any requirements as to authorisation or security clearance
of individuals and the 	procedures for obtaining the same;

	any safe requirements;

	administration of payment arrangements; and

8.3.7	in the case of helicopter landing facilities
arrangements as to the particular areas 	of Genco's Land to
be available for the purpose.

	The provision of use of the Common Assets listed in Schedule
6, Part one and 	the supply of the Services listed in Schedule
7, Part One  shall not be terminated 	unless the Providing
Party ceases to require the Common Asset or Service for its
	own use in which case the supply of the Service or use of
the Common Asset 	may be terminated by not less than one year's
notice in writing;

	The provision of use of the Common Assets listed in Schedule
6, Part Two and 	the supply of the Services listed in Schedule
7, Part Two shall continue until 	terminated by not less than
one year's notice in writing by either Party.

Each party shall maintain any Common Asset owned by that Party in accordance with Good Industry Practice.


PAYMENT

The Parties agree that the provision of the use of Common Assets shall be free of charge.

The Recipient agrees to pay the Supplier the fees for the provision of the Services calculated and payable in accordance with the relevant provisions of Schedule 8.

The Recipient shall maintain all its relevant assets in such repair and condition that the level of services provided does not substantially increase as a result of the lack of repair or condition of the relevant assets.

Each Party shall pay to the other a fee for that other's maintenance costs in respect of that other's Radio Towers and Masts such fee to be paid annually and calculated in accordance with the relevant provisions of Schedule 8.

Any sums payable under this Agreement shall be payable together with any Value Added Tax chargeable on the same. Any costs, expenses or other sums to be repaired or reimbursed to a Party under this Agreement shall include any Value Added Tax paid by that Party in relation to such sums to the extent that no credit is available in respect thereof under Section 15 of the Value Added Tax Act 1983.

If either Party fails to pay on the due date any amount properly due under this Agreement such Party shall pay to the other interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before Judgment) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time. Interest shall accrue from day to day.


NON-INTERFERENCE

Each Party agrees that neither it nor its agents, employees and invitees will interfere in any way with any of the other Party's Assets without the consent of that other. For the purposes of this clause "interfere" shall include:-
	disconnect or alter the connection of any Asset to any
system of cables, 	foundations, pipes, drains or other media to
which it may be connected from time 	to time or to prevent
supply of any substance or thing through such connected system;

	affix or remove any item or substance of any nature
whatsoever to or from any 	Asset;

	damage any Asset;

	allowing any other person to interfere with any Asset;

	alter any meters or settings on any Asset; and

	the obstruction of access to any Asset.

The obligations contained in this clause 10 shall be suspended to the extent that emergency action is taken by Emergency Personnel in good faith to protect the health and safety of persons or to prevent damage to property. All reasonable care shall be taken in the course of such emergency action. When the emergency has ended, any damaged property will be reinstated by the Party whose Asset gave rise to the emergency, save for damage occurring by reason of lack of reasonable care in the course of the emergency action which shall be the responsibility of the Party taking the emergency action.


CABLE TUNNELS

Any cable tunnels situated under land owned by either Party to this Agreement shall be kept fully maintained and repaired on the following basis:

	in the case of cable tunnels containing the HV cables of one
Party only from time 	to time, maintenance of the whole tunnel
shall be the responsibility of that Party;

	in the case of cable tunnels containing HV cables of more
than one Party, 	maintenance of the whole tunnel shall be the
responsibility of the Party with the 	majority in number of
such cables for the time being and the cost of such
	maintenance shall be apportioned between the Parties according to level of use;

	in the case of cable tunnels containing solely cables other
than HV cables 	maintenance shall be the responsibility of
the Party with the majority in number 	of such cables for the
time being and the cost of maintenance shall be 	apportioned
between the Parties according to level of use;

	where any part of any cable tunnel lies on or under land of
a Party not 	responsible in accordance with the above
provisions for the maintenance thereof 	that Party grants to the
responsible Party a Right of Access for all purposes 	necessary
to discharge its obligations under this clause 11 and shall give
all 	reasonable cooperation and assistance to the responsible
Party as may be 	requisite for the proper discharge by the
responsible Party of its obligations 	under this clause.

In relation to clauses 11.2 and 11.3 if neither Party has a majority of the HV or other cables (as the case may be) responsibility for maintenance of the tunnel shall rest with the owner of the tunnel.


DISPUTE RESOLUTION

Any dispute arising under this Agreement between location managers of the Parties shall, if not resolved within 14 days of first arising, be referred at the instance of either party to the respective Line Managers, or those fulfilling a similar function whether or not so called, of NGC and Genco who shall use all reasonable endeavours to resolve the matter in dispute within one month.

Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act, any Licence, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between the Parties shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

Whatever the nationality residence or domicile of any Party and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in Section 34 thereof) to 1979 (including any modification, extension, replacement or reenactment thereof for the time being in force) shall apply to any such arbitration wherever the same or any part of it shall be conducted.

Subject always to sub-clause 12.5 below, if any tariff customer (as defined in Section 22(4) of the Electricity Act 1989) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one or more parties, any of which is a Party ("the Defendant Contracting Party") and the Defendant Contracting Party wishes to make a Third Party Claim (as defined in sub-clause 12.5 below) against the other Party ("the Other Party") which would but for this sub-clause have been a dispute or difference referred to arbitration by virtue of sub-clause 12.3 above then, notwithstanding the provisions of sub-clause 12.3 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the tariff customer and the Defendant Party but also between either or both of them and the Other Party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the Court.

For the purposes of this clause Third Party Claim shall mean:-

	any claim by a Defendant Party against the Other Party
(whether or not already a 	party to the legal proceedings) for
any contribution or indemnity; or

	any claim by a Defendant Contracting Party against the Other
Party for any relief 	or remedy relating to or connected with
the subject matter of the legal 	roceedings and substantially
the same as some relief or remedy claim by the 	tariff
customer; or

	any requirement by a Defendant Party that any question or
issue relating to or 	connected with the subject matter of the
legal proceedings should be determined 	not only as between the
tariff customer and the Defendant Contracting Party but 	also
as between either or both of them and the Other Party (whether or
not 	already a party to the legal proceedings).

Sub-Clause 12.4 above shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the Defendant Contracting Party and the Other Party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.


GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in all respects in accordance with English law.

Subject and without prejudice to clause 12 and to clause 13.4 the Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this clause 13 referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

Each party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this clause 13 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

For the avoidance of doubt nothing contained in the foregoing provisions of this clause 13 shall be taken as permitting a Party to commence Proceedings in the courts where this Agreement otherwise provides for proceedings to be referred to arbitration.


CONFIDENTIALITY

For the purposes of this Clause 14 except where the context otherwise requires:-

	"Authorised Recipient", in relation to any Protected
Information, means any 	Business Person who, before the
Protected Information had been divulged to 	him by NGC or any
subsidiary of NGC, had been informed of the nature and
	effect of this clause 14 and who requires access to such
Protected Information 	for the proper performance of his duties
as a Business Person in the course of 	Permitted Activities;

	"Business Person" means any person who is a Main Business
Person, or a 	Corporate Functions Person and "Business
Personnel" shall be construed 	accordingly.

	"Confidential Information" means all data and other
information supplied to 	Genco under the provisions of this
Agreement.

	"Corporate Functions Person" means any person who:-

	is a director of NGC; or

	is an employee of NGC or any of its subsidiaries carrying
out any administrative, 	finance or other corporate services of
any kind which in part relate to the Main 	Business; or

	is engaged as an agent of or adviser to or performs work in
relation to or 	services for the Main Business and the
Generation Business;

	"Generation Business" has the same meaning as in the NGC
Transmission 	Licence;

	"Main Business" means any business of NGC or any of its
associates other than 	the Generation Business;

	"Main Business Person" means any employee of NGC or any
director or 	employee of its subsidiaries who is engaged solely
in the Main Business and 	"Main Business Personnel" shall be
construed accordingly;


	"Permitted Activities" means activities carried on for the
purposes of the Main 	Business;

	"Protected Information" means an information relating to the
affairs of a Party 	which is furnished to Business Personnel
pursuant to this Agreement unless, 	prior to such information
being furnished, such Party has informed the recipient
	thereof by notice in writing or by endorsement on such
information, that the said 	information is not to be regarded
as Protected Information.


Confidentiality for NGC and its Subsidiaries

NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected Information is not:-

	divulged by Business Personnel to any person unless that
person is an 	Authorised Recipient;

	used by Business Personnel for the purposes of obtaining for
NGC or any of its 	subsidiaries or for any other person:-

		any electricity licence; or

		any right to purchase or otherwise require, or to
distribute, electricity 			including by means of an
electricity purchase contract (as defined in the 			NGC
Transmission Licence); or

		any contract or arrangement for the supply of
electricity to customers or 			suppliers; or

		any contract for the use of any electrical lines or
electrical plant belonging 			to or under the control
of a supplier; and

		used by Business Personnel for the purpose of carrying
on any activities 			other than Permitted Activities;

except with the consent in writing of the Party to whose affairs such Protected Information relates.

Nothing in this Clause 14 shall apply:-

	to any Protected Information which, before it is furnished
to Business Personnel 	is in the public domain;

	to any Protected Information which, after it is furnished to Business Personnel:-

		is acquired by NGC or any subsidiary of NGC in
circumstances in which 			this Clause 14 does not
apply; or

		is acquired by NGC or any subsidiary of NGC in
circumstances in which 			this Clause 14 does apply and
thereafter ceases to be subject to the
		restrictions imposed by this Clause 14; or

		enters the public domain otherwise than as a result of
a breach by NGC or 		any subsidiary of NGC of its obligations
in this Clause 14; or

	to the disclosure of any Protected Information to any person
if NGC or any 	subsidiary is required or permitted to make such
disclosure to such person:-

		in compliance with the duties of NGC or any associate
under the Act or 			any other requirement of a
Competent Authority; or

		in compliance with the conditions of the NGC
Transmission Licence or 			any document referred to in
the NGC Trans-mission Licence with which 			NGC is
required to comply; or

		in compliance with any other requirement of law; or

		in response to a requirement of any recognised stock
exchange or 				regulatory authority or the Panel
on Take-overs and Mergers; or

		pursuant to the Arbitration Rules for the Electricity
Supply Industry 				Arbitration Association or
pursuant to any judicial or other arbitral process or tribunal; or

	to any Protected Information to the extent that NGC or any
of its subsidiaries is 	expressly permitted or required to
disclose that information under the terms of 	any agreement
or arrangement (including the Grid Code and the Fuel Security
	Code) with the Party to whose affairs such Protected
Information relates.

NGC and its subsidiaries may use all and any information or data supplied to or acquired by it, from or in relation to the other
Party to this Agreement in performing Permitted Activities including for the following purposes:-

	the operation and planning of the NGC Transmission System;

	the calculation of charges and preparation of offers of
terms for connection to or 	use of the NGC Transmission System;

	the operation and planning of the Ancillary Services
Business (as defined in the 	NGC Transmission Licence) and the
calculation of charges therefor;

	the operation of the Settlements Business (as defined in the
NGC Transmission 	Licence);

	the provision of information under the British Grid Systems
Agreement and the 	EdF Protocol;

and may pass the same to subsidiaries of NGC which carry out such activities and the Parties hereto agree to provide all information to NGC and its subsidiaries for such purposes.

NGC undertake that, having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged to any Business Person who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is authorised by licence or exemption to generate, transmit or supply electricity, or who is to be transferred to the Generation Business save where NGC or such subsidiary could not, in all circumstances reasonably be expected to refrain from divulging to such Business Persons Protected Information which is required for the proper performance of his duties.

Any copies of the Protected Information, whether in hard copy or computerised form, will clearly identify the Protected
Information as protected.

NGC undertakes to use all reasonable endeavours to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.


Confidentiality other than for NGC and its Subsidiaries

Genco hereby undertakes with NGC and its subsidiaries that it shall preserve the confidentiality and secrecy of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except:-

	14.8.1.1  in the circumstances set out in Clause 14.8.2;

	14.8.1.2 to the extent expressly permitted by this Agreement; or

	14.8.1.3 with the consent in writing of NGC.

Exceptions: the circumstances referred to in Clause 14.8.1.1 are:-

	14.8.2.1 where the Confidential Information, before it is furnished
	to Genco, is in the public domain; or

	14.8.2.2 where the Confidential Information, after it is furnished
	to Genco:-

		is acquired by Genco in circumstances which this Clause
14 does not 			apply; or

		is acquired by Genco in circumstances in which this
Clause 14 does apply 		and thereafter ceases to be subject
to the restrictions imposed by this 			Clause 14; or

		enters the public domain otherwise than as a result of
a breach by Genco 			of its obligations in this Clause
14; or

	14.8.2.3 if Genco is required or permitted to make
disclosure of the Confidential 	Information to any person:-

		in compliance with the duties of Genco under the Act or
any other 				requirement of a Competent
Authority;

		in compliance with the conditions of any Licence or any
document referred 		in any Licence with which	Genco is
required to comply;

		in compliance with any other requirement of law;

		in response to a requirement of any stock exchange or
regulatory 				authority or the Panel on Takeovers
and Mergers; or

		pursuant to the Arbitration Rules for the Electricity
Supply Industry 				Arbitration Association or
pursuant  to any judicial or other arbitral process 		or
tribunal.





TITLE TO ASSETS

Genco and NGC hereby agree and declare that, the Transfer Scheme having divided the property rights and liabilities of CEGB between the successor companies named in the Transfer Scheme, Genco's Assets are intended to benefit the undertaking, land and business of Genco and NGC's Assets are intended to benefit the undertaking, land and business of NGC, and such Assets shall accordingly be and remain severed from the Grantor's Land and be and remain chattels of the Grantee.

Each Party acknowledges that it does not have and will not acquire any title, right or interest in any of the other Party's Assets save for such rights as are expressly granted herein or otherwise provided nevertheless that, if according to any rule of law, either Party should have any such title, right or interest in any of the other Party's Assets, then such title right or interest shall be held upon trust, insofar as it relates to the Asset, for the other Party absolutely and, insofar as it relates to the airspace occupied by the Asset and/or any adjoining property of the first Party, for that Party absolutely.

Each Party agrees that it shall not by any act or default render the other party's Assets liable to any distress execution or other legal process, and in the event that such assets shall become so liable, shall forthwith give notice of any such proceedings to the other Party and shall forthwith notify any third party instituting any such process of the ownership of such Assets.

If a Party desires to mortgage or charge any of its land or its interest therein on which any of the other Party's Assets are located or to mortgage or charge any of its own Assets or to enter into any arrangement which, if made, might affect the rights of the other Party expressly granted herein, then that Party shall ensure that the other Party's Assets are not and will not be subject to the rights granted therein and are not and will not be affected by the mortgage, legal charge or other agreement or arrangement, and shall give written notification thereof to the other Party.

In the event that either Party shall wish to grant rights over or dispose of any interest in or change the use of any land to which arrangements under Clauses 2 to 7 inclusive apply, that Party shall notify the other Party of such wish and fully consult that other in respect thereof and shall not grant such rights or make such disposal or change of use save on terms securing to the reasonable satisfaction of that other the Rights of Access granted in respect of such land.


LIMITATION OF LIABILITY

Subject to sub-clauses 5.3, 6.4, 9.6, 10.2 and 16.5 and save as provided in this sub-clause 16.1 and sub-clause 16.2 neither Party ("the Party Liable") nor any of its officers, employees or agents shall be liable to the other Party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach and which resulted from:-

	physical damage to the property of the other Party, it's
officers, employees or 	agents; and/or

	the liability of the other Party to any other person for
loss arising from physical 	damage to the property of any
person.

Nothing in this Agreement shall exclude or limit the liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified the other Party, its officers, employees or agents, from and against all such and any loss or liability which the other Party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents.

Subject to sub-clauses 5.3, 6.4, 9.6, 10.2 and 16.5 neither Party, nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to the other Party for:-
	any loss of profit, loss of revenue, loss of use, loss of
contact or loss of goodwill; 	or

	any indirect or consequential loss; or

	loss resulting from the liability of the other Party to any
other person howsoever 	and whensoever arising save as provided
in sub-clauses 16.1.2 and 16.2.

The rights and remedies provided by this Agreement to the Parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including any rights either Party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the Parties hereby waives in the fullest extent possible all such rights and remedies provided by common law or statute, and releases the Party Liable, its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

Save as otherwise expressly provided in this Agreement, this clause 16 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this clause 16 shall exclude or restrict or otherwise prejudice or affect any of:-

	the rights, powers, duties and obligations of either Party
which are conferred or 	created by the Act, the Electricity
Generating Licence, the NGC Transmission 	Licence or the
Electricity Supply Regulations 1988 or any amendment or reenactment thereof; or

	the rights, powers, duties and obligations of the Director
or the Secretary of State 	under the Act, any such Licence as
aforesaid or otherwise howsoever.

Each of the sub-clauses of this clause 16 shall:-

	be construed as a separate and severable contract term, and
if one or more of 	such sub-clauses is held to be invalid,
unlawful or otherwise unenforceable the 	other or others of
such sub-clauses shall remain in full force and effect and shall continue to bind the Parties; and

	survive termination of this Agreement.

Each Party agrees that the Other Party holds the benefit of sub-clauses 16.1, 16.2 and 16.3 above for itself and as trustee and agent for its officers, employees and agents. Each Party hereby acknowledges and agrees that the provisions of this clause 16 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.


INTELLECTUAL PROPERTY

All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party, its officers, employees, agents or consultants during the currency of this Agreement shall vest in such Party as the sole beneficial owner thereof save where the Parties agree in writing otherwise.


FORCE MAJEURE

If either Party (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Agreement shall remain in effect but save as otherwise provided herein the Non-Performing Party's obligations hereunder shall be suspended without liability for a period equal to the circumstance of Force Majeure provided that:-

	(i)	the Non-Performing Party gives the other Party prompt
notice describing 	the circumstance of Force Majeure, including
the nature of the occurrence, its 	expected duration and the
particular obligations affected by it, and continues to
	furnish regular reports with respect thereto during the period of Force Majeure;

	(ii)	the suspension of performance is of no greater scope
and of
	no longer duration than is required by the Force Majeure;

	(iii)	no liabilities of either Party that arose before
the Force Majeure causing 	the suspension of performance are
excused as a result of the Force Majeure;

	(iv)	the non-performing Party uses all reasonable efforts to
remedy its inability 	to perform; and

	(v)	as soon as practicable after the event which
constitutes Force Majeure 	the Parties shall discuss how best
to continue their operations so far as possible 	in accordance
with this Agreement.


WAIVER

No delay by or omission of a Party in exercising any right, power, privilege or remedy under this Agreement shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.


NOTICES

Any notice or other communication to be given by one Party to the other under, or in connection with the matters contemplated by this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party given in Schedule 9 and marked for the attention of the person so given or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this clause 20 to the Party giving the relevant notice or other communication to it.

Any notice or other communication to be given by one Party to the other party under, or in connection with the matters contemplated by this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:-

	in the case of delivery by hand, when delivered; or

	in the case of first class prepaid post, on the second day
following the day of 	posting or (if sent airmail from
overseas) on the fifth day following the day of 	posting; or

	in the case of telex, on the transmission of the automatic
answerback of the 	addressee (where such transmission occurs
before 1700 hours on the day of 	transmission) and in any other
case on the day following the day of trans-	mission; or

	in the case of facsimile, on acknowledgment by the
addressee's facsimile 	receiving equipment (where such
acknowledgment occurs before 1700 hours on 	the day of
acknowledgment) and in any other case on the day following the
day 	of acknowledgment.


VARIATIONS

The provisions of Schedules 1, 3, 6, 7 and 8 may be varied from time to time by written memorandum signed by an authorised officer of each of the Parties. Subject thereto no variations to this Agreement shall be effective unless made by way of supplemental deed.


OVERRIDING PROVISIONS

In the event of any conflict between NGC's or Genco's obligation hereunder and their obligations under the Electricity Generating Licence and NGC Transmission Licence, the Act, any direction of the Secretary of State, the Director or ruling of the Monopolies and Mergers Commission, the Grid Code, under any Connection Agreement or under any Supplemental Connection Agreement, the provisions of the Electricity Generating Licence and NGC Transmission Licence, the Act, the Grid Code, any Connection Agreement or Supplemental Connection Agreement, the direction of the Secretary of State, the Director, or ruling of the Monopolies and Mergers Commission shall prevail and accordingly NGC and Genco respectively shall not be responsible for any failure to perform their respective obligations hereunder to the extent that any such failure is directly attributable to proper compliance with such provisions, rulings or directions.

The provisions of the Agreement of even date herewith between the Parties relating to access to or use of property or equipment affected by a nuclear site licence ("the Nuclear Sites Agreement") shall apply to this Agreement and in the event of any inconsistency between the provisions of this Agreement and the provisions of the Nuclear Sites Agreement the provisions of the latter shall prevail.


ASSIGNMENT AND SUB-CONTRACTING

The rights and obligations of a Party may not be assigned
(otherwise than to an Affiliate or by way of a charge or an assignment by way of security) without the consent of the other
Party, such consent not be unreasonably withheld.

Each Party shall have the right to sub-contract or delegate the performance of any of its obligations or duties arising under this Agreement without the consent of the other. The sub-contracting by either Party of the performance of any obligations or duties under this Agreement shall not relieve such Party from the liability for performance of such obligation or duty.


ILLEGALITY AND PARTIAL INVALIDITY

If at any time any provision of this Agreement should become or be declared unlawful, invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of such provision under the law of any other jurisdiction shall be affected.

If any part of a provision of this Agreement is or becomes or is declared invalid, unlawful, illegal or unenforceable but the rest of such provision would remain valid, lawful or enforceable if part of the wording were deleted the provision shall apply with such modifications as may be necessary to make it valid, lawful, enforceable and effective but without affecting the meaning of legality, validity or enforceability of any other provision of this Agreement.


TERM AND TERMINATION

This agreement shall continue until none of NGC's Assets are on Genco's land, and none of Genco's Assets are on NGC's land and no Common Assets or Service are shared or provided.


REGISTRATION AND MEMORANDUM

Where any or all of the Grantor's Land is registered or the Grantee's interest therein is subject to compulsory registration at H.M. Land Registry, the parties hereto agree to apply to the Chief Land Registrar for the registration as appropriate of the rights and obligations granted by or contained in this Agreement and further agree to place on deposit at H.M. Land Registry all relevant Land or Charge Certificates to enable such registration to be effected.

Where any of the Grantor's Land is not so registered or subject to compulsory registration, each Party shall procure within six months of the date hereof that memoranda of this agreement are endorsed on or otherwise securely attached to the most recent conveyance (in the case of a freehold interest) or the lease under or pursuant to which they hold such land.
ENTIRE AGREEMENT

This Agreement contains the entire agreement between the Parties with respect to he subject-matter hereof, and expressly excludes any warranty, condition or other undertaking implied at law or by custom, and supersedes all previous agreements and understandings between the Parties with respect thereto and:-

	(i)	each of the Parties acknowledges and confirms that it
does not enter into 			this Agreement in reliance on
any representation, warranty or other 			undertaking
	not fully reflected in the terms of this Agreement; but

	(ii)	the parties acknowledge that each of them may have
entered or may 			enter into agreements with any
Public Electric Supplier (as defined in the 			Act)
containing similar rights and/or liabilities to those contained
in this 			Agreement affecting NGC's Land and/or Genco's
Land and any assets 			thereon. The Parties shall,
when entering into such agreement with any of 		the said
Public Electricity Suppliers, use reasonable endeavours to avoid
			conflicts between the provisions thereof and the
provisions of this 				Agreement but in the event of
any conflict the parties shall procure that
	appropriate arrangements are made to settle the same to give full effect
		(so far as practicable) to the rights and liabilities
under this Agreement 			and under such other
agreements as aforesaid.  Where relevant the
	provisions of Clause 7.3 shall apply.  In the event of any
dispute as to 			such conflict and/or arrangements the
dispute shall be dealt with in
		accordance with Clause 12.

IN WITNESS whereof this Agreement has been entered into under seal the day and the year first above written.


SCHEDULE 1


Genco's Assets on NGC's Land



[To be drawn from appropriate Schedule to Divisionalisation
Scheme, but to comprise fundamental operational assets on the relevant site,] e.g.:-


	(a)	HV Apparatus [including/comprising] busbar isolators,
circuit
		breaker, earth switch, current transformer, voltage transformer;

	(b)	Termination Apparatus [including/comprising] overhead
		connection tension insulators and downdroppers/HV cable sealing ends;

	(c)	Protection, control and alarm apparatus (including
associated
		panels and multicore cabling);

	(d)	Intertrip apparatus;

	(e)	Standby diesels;

	(f)	Connections to compressed air installations;

	(g)	Sections of water washing installations.

	(h)	Spares [excluding Strategic Spares].

	(i)	Metering equipment.

To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and their associated terminations, pipes and ducts and other ancillary equipment exclusively serving the same.



SCHEDULE 2


Genco's Land


All that the land with the buildings and/or structures thereon all which land is shown for the purpose of identification only edged red on the attached plan but excluding the area coloured pink thereon.


SCHEDULE 3

NGC's Assets on Genco's Land

[To be drawn from appropriate Schedule to Divisionalisation
Scheme, but to comprise fundamental operational assets on the relevant site,] e.g.:-

	(a)	HV Apparatus including/comprising HV Cable, Cable
		Termination and Circuit Breaker;

	(b)	MV Apparatus including/comprising MV Cable, Cable
		Termination and Circuit Breaker;

	(c)	Protection, control and alarm apparatus (including
		associated panels and multicore cabling);

	(d)	Intertrip apparatus;

	(e)	Standby diesels;

	(f)	Connections to compressed air installations;

	(g)	Sections of water washing installations.

	(h)	Cathodic Protection

	(i)	Aerials

	(j)	Telecoms equipment

	(k)	Spares

	(l)	Metering equipment

To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and their associated terminations, pipes and ducts and other ancillary equipment exclusively serving the same.


SCHEDULE 4


NGC'S Land


All that the land with the buildings and/or structures thereon all which land is shown for the purpose of identification only coloured pink on the attached plan.


SCHEDULE 5


PART I


Security Details (Cl.4)



1.	NGC's Land

Security of NGC Site Compounds will be maintained in accordance with the Electricity Supply Regulations 1988, which in the case of compounds containing exposed HV apparatus will be by a fence not less than 2.4 metres high or alternative enclosure. All buildings not enclosed within a site compound fence will be securely locked to restrict unauthorised access. A local management instruction will apply to the issue of security keys.


2. 	Genco's Land

Security arrangements for Genco's Land will take the general form as described below but specifically to accord with the instructions issued by the Station Manager (or other person fulfilling the same or a similar function whether or not so called):-

	(a)	Controlled entry points

	(b)	Security monitoring system

	(c)	Specific high security fencing or alternative enclosure
		of any HV apparatus with any live exposed connections.


Part II

Plant MV LV Apparatus Safety Coordination procedures (Cl. 4.5)

(1)	In this Clause:-

	"Apparatus"		means all equipment in which electrical
conductors
				used, supported or of which they may form a
part;

	"Connection Site"	shall have the meaning given to it in
the Grid Code;

	"Existing Rules"	means the rules, procedures or current
arrange-
				ments for and relating to safety coordination
across
				boundaries (to permit work to or testing on
the
				System of one of the Parties which, for this
to be
				done safely, requires isolation and/or other precautions on Plant and/or MV and/or LV
				Apparatus whether at, adjacent to or remote
from
				the location of the work or testing) which
are in
				force followed or complied with at Genco's
Land
				and NGC's Land at the date of this Agreement;

	"Low Voltage"	means a voltage not exceeding 250 volts;
	or "LV"

	"Medium Voltage"	means a voltage exceeding 250 volts but
not
	or "MV"		exceeding 650 volts;

	"Plant"			means fixed and moveable items used in
the
				generation and/or supply and/or transmission of electricity, other than Apparatus.

(2)	The Parties will continue to comply with the Existing Rules
pending any agreed
	modifications thereto.

(3)	The Parties will arrange for the Existing Rules (if not
already in writing) to be
	written down and, in any event, to be agreed between the person or persons
	responsible on behalf of the relevant Parties for the coordination of safety at
	each Connection Site(s).


SCHEDULE 6


Common Assets (Cl. 8.1)


Part One

(a)	The Batteries Synchronisers and Highland alarm and data
	loggers (if any) detailed on the attached list.


Part Two

Such of the following items (if any) and any other items shown on the attached list:

(b)	Communicating Equipment

(c)	Connections to insulating oil and SF6 gas
	installations

(d)	Site lighting

(e)	Miscellaneous LV/MV cabling

(f)	Mobile Radioactive Apparatus

SCHEDULE 7


Services (Cl. 8.2)



Part One

Such of the following services (if any) detailed on the attached list:

(a)	AC electrical supplies

(b)	Compressed air for switchgear operation

(c)	Water Supplies (other than domestic)

(d)	DC electrical supplies



Part Two

Such of the following services (if any) and any other items detailed on the attached list:

(e)	Fire fighting systems and use of adjacent fire hydrants

(f)	Use of system for transporting insulating oil

(g)	Use of system for transporting Sulphur hexafluoride

(h)	Distilled Water

(i)	Helicopter landing Facilities


SCHEDULE 8


Charges

A.  Provision of Services by Genco to NGC

Service			Charge				Period of Charge

AC Electrical Supplies	such amount as shall be
	monthly
				agreed between the Parties
				from time to time

Water Supplies		(if substantial monthly supply,
(Other than Domestic)	to be metered (meter installed
				by Genco) and charged at a
				local authority or NRA rate)
				(otherwise nil)

Distilled Water Supplies	As agreed from as used time to
				time between local representatives
				of the Parties as being fair and
				reasonable in all the circumstances

Other Services per		Nil
Schedule 7



B.  Provision of Services by NGC to Genco

All Services per		Nil


Schedule 7


C.	Radio Towers and Masts

An aggregate annual fee calculated in accordance with the following formula which will be applied to each Genco Radio Tower or Mast for that period of any year in which it supports NGC
Radio Equipment and each NGC Radio Tower or Mast for that period of any year in which it supports Genco Radio Equipment:


Annual Fee	=   A   X   B
		          	     C


Where     A 	=  	annual maintenance cost of the Grantor's
Radio Tower
			or Masts in question.

	     B   =	tower loading of Grantee's Radio Equipment
thereon.

	     C   =	combined tower loading of all radio equipment
on the	Grantor's Radio Tower or Mast in question.

Tower loading to be measured in Kgf at wind speed of 120 mph.

SCHEDULE 9


Addresses, Fax No's etc. (Cl. 20.)




THE COMMON SEAL of Nuclear Electric plc         		)
was hereunto affixed in the presence of:-            		)



THE COMMON SEAL of NATIONAL GRID plc  			)
was hereunto affixed in the presence of:-                  		)


MWR-DO154a

DATED ________ 1990

THE NATIONAL GRID COMPANY PLC

to

[ _______________ ]

at { _____________

INTERFACE AGREEMENT - CONTENTS

Clause	Title
1.	Definitions and Interpretation
2.	Right to Retain Asset
3.	Modifications
4.	Safety, Security and Compliance with Statutes etc.
5.	Relocations of Grantee's Assets
6.	Removals
7.	Rights of Access
8.	Services and Use of Common Assets
9.	Payment
10.	Non-Interference
11.	Cable Tunnels
12.	Dispute Resolution
13.	Governing Law and Jurisdiction
14.	Confidentiality
15.	Dealings with Land
16.	Limitation of Liability
17.	Intellectual Property
18.	Force Majeure
19.	Waiver
20.	Notices
21.	Variations
22.	Overriding Provisions
23.	Assignment and Sub-Contracting
24.	Illegality and Partial Invalidity
25.	Term and Termination
26.	Registration and Memorandum
27.	Entire Agreement
Schedule 1	PES's Assets on NGC's Land
Schedule 2	PES's Land
Schedule 3	NGC's Assets on PES's Land
Schedule 4	NGC's Land
Schedule 5	Part I - Security Details
Part II - Plant MV LV Apparatus Safety Co-Ordination Procedures
Schedule 6	Common Assets
Schedule 7	Shared Services
Schedule 8	Charge for the provision of Site AC Supplies and
Insulating Oil
Schedule 9	Addresses, Fax Nos etc.


INTERFACE AGREEMENT

THIS DEED OF AGREEMENT is made on the date stated on the Cover between the Parties stated thereon

WHEREAS

(A)	Certain assets of NGC (including assets of third parties
used by NGC under arrangements with such third parties) are situated on property title to which (by way of freehold or leasehold) is vested in PES;

(B)	Certain assets of PES (including assets of third parties
used by PES under arrangements with such third parties) are situated on property title to which (by way of freehold or leasehold) is vested in NGC;

(C)	Certain assets and facilities of one party whether situated
on that party's property or not, are required for use by both parties in the carrying on of their respective undertakings; and

(D)	This Agreement is entered into by the parties to give effect to appropriate arrangements in respect of such assets and the use of assets and facilities.

NOW IT IS HEREBY AGREED as follows:

	DEFINITIONS AND INTERPRETATION

	In this Agreement the following words and expressions shall, unless the subject-matter or context otherwise requires or is inconsistent therewith, bear the following meanings:

"the Act" - the Electricity Act 1989;

"Asset"	 - a PES's Asset or an NGC's Asset (as the case may
be);

"Affiliate" - in relation to a Party means any holding company or subsidiary of that Party or any subsidiary of a holding company of that Party, in each case within the meaning of Sections 736, 736A and 736B of the Companies Act 1985 as substituted by Section 144 of the Companies Act 1989 and if that section is not in force at the date of this agreement as if such section were in force at such date;

"CEGB" - The Central Electricity Generating Board;

"Common Asset" - assets of the kind listed in Schedule 6 to be agreed pursuant to Clause 21.2 or determined pursuant to Clause
12;

"Competent Authority" - includes the Director and any local or national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European Community;
"Connection Agreement" - the Master Connection and Use of System Agreement to be entered into by, among others, the Successors to NGC and PES regarding, among other things, the connection of PES Plant and Apparatus (as defined therein) to the NGC Transmission System (as defined therein) and the use by PES of such system;

"Cover" - the page of this Deed headed as such which page shall form part of this Deed;

"Directive" - includes any present or future directive, requirement, instruction, direction or rule of any Competent Authority, (but only, if not having the force of law if compliance with the Directive is in accordance with the general practice of persons to whom the Directive is addressed), and includes any modification, extension or replacement thereto then in force;

"the Director" - the Director General of Electricity Supply appointed for the time being pursuant to Section 1(1) of the Act by the Secretary of State;

"Emergency Personnel" - in relation to a Party, all employees of that Party who have appropriate knowledge and experience and are recognized by that Party as being able to carry out competently and safely emergency action for the purposes of Clause 10;

"Force Majeure" - In relation to a Party, any event or circumstance which is beyond the reasonable control of that Party and which results in or causes the failure of that Party to perform any of its obligations under this Agreement including any act of God, strike, lockout or other industrial disturbance, act of the public enemy, war declared or undeclared, threat of war, terrorist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, lightning, fire, storm, flood, earthquake, accumulation of snow or ice, lack of water arising from weather or environmental problems, explosion, fault or failure of that Party's plant and apparatus which could not have been prevented by Good Industry Practice, governmental restraint, any Act or Parliament or legislation, bye-law, prohibition, measure or directive (not being any order, regulation or directive under Section 32, 33, 34 or 35 of the Act) Provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party;

"Good Industry Practice": the exercise of that degree of skill, diligence, prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced operator engaged in the same type of undertaking under the same or similar circumstances;

"Grantee- in any particular case the owner of the Asset in question;

"Grantor" - in any particular case the owner of the Land in question;

"the Grid Code" - the document or documents produced pursuant to one of the conditions of the NGC Transmission Licence, as from time to time revised in accordance with the Conditions of the NGC
Transmission Licence;

"HV" - of a nominal voltage exceeding 650 volts;

"Intellectual Property"- patents, trademarks, service marks, rights in designs, trade names, copyrights and topography rights (whether or not any of the same is registered and including applications for registration of any of the same) and rights under licences and consents in relation to any of the same and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of the same which may subsist anywhere in the world;

"Land" - NGC's Land or PES's Land (as the case may be);

"Licence" - any Licence granted pursuant to Section 6 of the Act'

"Modification" - in relation to an Asset, any alteration to or replacement of such Asset pursuant to sub-clause 3.1 of this Agreement and "Modify" and "Modified" shall be construed accordingly;

"NGC's Assets" - assets (to be agreed pursuant to Clause 21.2 or determined pursuant to Clause 12) of the kind listed in Schedule 3 (including any plinths or other structures (excluding buildings) to or upon which the same are affixed and to or upon which no assets of any other person are affixed and any straps, bolts or other such things for attachment thereto as any of the same may be Modified pursuant to this Agreement;

"NGC's Land" - the land described in Schedule 4;

"NGC Transmission Licence" - NGC's licence granted pursuant to
Section 6(1)(b) of the Act;

"Party" - each person for the time being and from time to time party to this Agreement and any successor(s) in title to, or permitted assign(s) of, such person;

"Permitted Purpose" - In relation to a Right of Access, the purpose specified in this Agreement for which such Right of Access is granted;

"PES's Assets" - assets (to be agreed pursuant to Clause 21.2 or determined pursuant to Clause 12) of the kind listed in Schedule 1 (including any plinths or other structures (excluding buildings) to or upon which the same are affixed, and to or upon which no assets of any other person are affixed and any straps, bolts or other such things for attachment thereto as any of the same may be Modified pursuant to this Agreement

"PES's Land" - the land described in Schedule 2;

"PES Licence" - PES's licence granted pursuant to Section 6 of the Act;

"Providing Party"- in the context of Clause 8, a Party in whom title to a Common Asset is vested;

"Recipient" - in the context of Clause 8, the Party which is the recipient of the provision of Services;

"Regulations" the Electricity Supply Regulations 1988 or any amendment or re-enactment thereof;

"Relocation Proposal" - a proposal by the Grantor to the Grantee pursuant to sub-clause 5.1 for the relocation of any of the Grantee's Assets on the Grantor's Land;
"Right of Access" - full right and liberty during the currency of this Agreement to enter upon and through and remain upon any part of the Grantor's Land subject to the provisions of this Agreement;

"Services" - in the context of Clause 8, goods and services of the kind listed in Schedule 7 to be agreed pursuant to Clause
21.2 or determined pursuant to Clause 12;

"Supplemental Connection Agreement"- a site-specific connection agreement entered into between the Parties in substantially the form set out in the appropriate schedule to the Connection
Agreement;

"Supplier" - in the context of Clause 8, the Party which is the provider of Services to the Recipient; and

"Using Party" in relation to a Common Asset, the Party which is not the Providing Party.

References in this Agreement to "the Grantor" shall mean NGC in relation to PES's Assets on NGC's land and PES in relation to NGC's Assets on PES's Land and references to "the Grantee", "Grantor's Land" and "Grantee's Assets" shall be construed accordingly.

In this Agreement:

	(i)	unless the context otherwise requires all references to
a particular Clause, sub-clause, paragraph or Schedule shall be a reference to that Clause, sub-clause paragraph or
Schedule in or to this Agreement;

	(ii)	the table of contents and headings are inserted for
convenience only and shall be ignored in construing this Agreement;

	(iii)	references to the words "include" or "including"
are to be construed without limitation to the generality of the preceding words;

	(iv)	unless there is something in the subject matter or the
context which is inconsistent therewith, any reference to an Act of Parliament or any Section thereof or Schedule thereto, or other provision thereof or any instrument, order or regulation made thereunder shall be construed at the particular time, as including a reference to any modification, extension, replacement or re-enactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament; and

	(v)	references to the masculine shall include the feminine
and references in the singular shall include the plural and vice versa and words denoting natural persons shall include companies, corporations and any other legal entity and vice versa.

RIGHT TO RETAIN ASSET

Subject to sub-clause 5.1, NGC hereby grants to PES the right to use, retain and Modify as provided in this Agreement PES's Assets on NGC's Land in such places as they are currently situated and such right shall extend to any Modified PES Asset. NGC undertakes to maintain any shelter or support enjoyed by any such Asset at the date of this Agreement or, if later, when relocated on NGC's Land in accordance with Clause 5 and grants to PES a Right of Access for the purpose of the use, maintenance, inspection, testing, removal, operation, Modification or repair of any of PES's Assets or for the purpose of compliance with any statute or Directive under the provisions of Clause 4.

Subject to sub-clause 5.1, PES hereby grants to NGC the right to use, retain and Modify as provided in this Agreement NGC's Assets on PES's Land in such places as they are currently situated and such right shall extend to any Modified NGC Asset. PES undertakes to maintain any shelter or support enjoyed by any such Asset at the date of this Agreement or, if later, when relocated on PES's Land in accordance with Clause 5 and grants to NGC a Right of Access for the purpose of the use, maintenance, inspection, testing, removal, operation, Modification or repair of any of NGC's Assets or for the purpose of compliance with any statute or Directive under the provisions of Clause 4.

MODIFICATIONS

The Grantee may at its own expense replace or alter any of its Assets provided that:

	The replacement Asset or the Asset as so altered:

	(i)	is placed in the same or approximately the same
position;

	(ii)	fulfills the same or a similar purpose'

	(iii)	can, where relevant, be accommodated in and on
existing buildings or structures;

	(iv)	does not require additional or improved facilities or
services from the Grantor;

	(v)	does not restrict the actual and intended use of the
Grantor's Land and any equipment thereon or therein to any materially greater extent than the Asset so replaced or altered; and

	(vi)	is (unless otherwise agreed by the Grantor, such
agreement not to be unreasonably withheld or delayed) either of the same or a similar smaller size or the alteration is effected substantially within the space occupied by such Asset to enable the Asset to be used up to its full capability.

Prior written notification has been given to the Grantor.

Subject to the Grantor's prior approval (such approval not to be unreasonably withheld or delayed) the Modified Asset may be installed adjacent to the Asset to be replaced so as to enable dual running whilst the Modified Asset is commissioned provided that the Grantee shall remove the Asset which the Modified Asset replaces as soon as practicable.

If any Modification shall require minor alterations or works to the existing buildings or structures of the Grantor housing or supporting the Asset in question such alterations or works may be carried out (with the prior written approval of the Grantor (such approval not to be unreasonably withheld or delayed)), but at the cost of the Grantee. To the extent that any of the conditions of sub-clause 3.1 are not met in relation to any Modification, the Grantor may by notice in writing require the Grantee promptly to remove such replacement or alteration and, if the Grantee fails to do so, may remove the same itself at the cost and expense of the Grantee. On such removal, the Grantee may reinstate the Asset to its state prior to such Modification.

The Grantee shall, if considering moving or Modifying any of the Grantee's Assets, give due consideration as to whether it shall be operationally practicable, desirable and reasonably economic to move such Asset to (or place the Modified Asset on) its own property.

SAFETY, SECURITY AND COMPLIANCE WITH STATUTES etc.

Each Party undertakes at its own expense to maintain and provide security in relation to the other Party's Assets in accordance with the arrangements set out in Part I of Schedule 5.

Each Party shall procure that, as between the Parties, all reasonable and necessary steps are taken, as and when necessary or desirable, in co-operation with the other (and, so far as applicable, with any third party), to ensure compliance with the provisions (each such provision or part thereof being in this Clause 4 an "Obligation") of;

	(i)	all statutes and Directives applicable to any Asset
and/or any part (including the whole) of any Land and/or the employees of either Party;

	(ii)	any statute or Directive which may affect any other
property (of whatever nature) of either Party as a result of the existence, nature, location, or manner of operation of any Asset.

Each Party shall, so far as it is aware of the same, unless it has reasonable grounds for believing that the other Party possesses the information, keep the other Party informed of all material matters relating to any Obligation.

In the event of any dispute as to responsibility, as between the Parties, pursuant to sub-clause 4.2, for compliance with an Obligation, that responsibility shall be allocated, so far as practicable, on the basis that:

	(i)	each Party shall refrain from taking or permitting any
act or omission which would prevent compliance with an Obligation; and

	(ii)	positive action required in relation to a Party's Land
or Asset as a consequence of the existence, nature, location or manner of operation of that Land or Asset shall be the responsibility of that Party, and, to the extent that such action is required in respect of or affecting any property of the other Party (or property of a third party located in or on that other Party's land), such action may be taken with the prior approval of that other Party (such approval, subject to (i) above, not to be unreasonably withheld or delayed) and/or third party as the case may be.

The provisions for safety co-ordination between the Parties contained in Part II of Schedule 5 shall apply.

RELOCATIONS OF GRANTEE'S ASSETS

At any time and from time to time during the term of this Agreement the Grantor may with the prior written consent of the Grantee (such consent not to be unreasonably withheld or delayed) require the Grantee to relocate any of the Grantee's Assets either to a different location on the Grantor's Land or to the Grantee's or a third party's land, such consent to be sought and given or refused in accordance with the following procedure:

	The Grantor shall serve a written notice on the Grantee, which notice shall specify:

	(a)	the Grantee's Assets which the Grantor wishes to be
relocated;

	(b)	the reasons for such wish;

	(c)	the proposed new location for such Assets; and

	(d)	the timing of the carrying out of such relocation.

	The Grantee shall within four months of receipt of any such notice (or such longer period as shall be reasonably necessary) serve a counter notice stating:

	(a) 	whether or not in its reasonable opinion such
Relocation Proposal is acceptable to it;

	(b)	if the Relocation Proposal is not acceptable to the
Grantee, the grounds for such opinion and the terms of any alternative proposal ("the Alternative Relocation Proposal") covering so far as relevant the matters referred to in items
(a) - (d) of sub-clause 5.1.1. which would be acceptable to the Grantee; and

	(c)	in respect of the Relocation Proposal (if accepted) or
of any Alternative Relocation Proposal, an estimate
(sufficiently detailed in the circumstances) of the proper costs likely to be incurred in connection with considering the Relocation Proposal or the Alternative Relocation
Proposal and effecting the said relocation of the Assets and the Proper costs of relocating any other equipment that may be necessary as a result of the relocation of those Assets and any consequential losses including payments to third parties incurred as a result of the relocation of those Assets and the proposed manner and timing of payment of the same by the Grantor.

	If within one month of the date of such counter notice (or such longer period as shall be reasonably necessary) the Grantor has not withdrawn the Relocation Proposal and the Parties have not agreed upon it or the Alternative
Relocation Proposal (if any) or a variation of either of them the matter shall be dealt with in accordance with Clause 12.

Upon approval or settlement of any Relocation Proposal, Alternative Relocation Proposal or variation thereof pursuant to Clause 5.1, subject to all necessary licenses, consents and approvals thereto being obtained by the Grantee from the relevant Competent Authority and to the Grantor making a new location available (if not on Grantee's Land) and otherwise taking any necessary steps to facilitate such relocations, the Grantee shall relocate or procure the relocation of the relevant Assets as quickly as reasonably practicable (having regard to, amongst other things, technical and operational requirements and to its obtaining all necessary licenses and consents).

The Grantor shall pay to the Grantee all costs incurred pursuant to Clause 5.1 which shall be (as far as practicable) in line with the estimate agreed or settled pursuant to Clause 5.1 provided that all reasonable endeavours are used to minimise such costs and in the event that a Relocation Proposal is withdrawn or consent thereto is reasonably withheld pursuant to Clause 5.1 or such licence consent or approval as aforesaid is not granted, the Grantor shall pay to the Grantee all costs reasonably incurred by the Grantee in connection with considering the Relocation Proposal and any counter notice and making application for any necessary licences, consents or approvals, provided that documentary evidence shall be provided by the Grantee to show how such costs have actually been incurred.

Such of the provisions of this Agreement as are appropriate and relevant (including the provisions of this Clause 5), shall continue to apply to any relocated Assets.

REMOVALS

Whenever any of the Grantee's Assets shall become unusable for the purpose for which it was designed or shall not have been used for a continuous period of at least twelve months, the Grantor may, by notice in writing to the Grantee, require the Grantee to remove such Asset, at the Grantee's expense, from the Grantor's Land as quickly as practicable and in any event before the first anniversary ("the Removal Date") of the date of service of such notice unless:

	(i)	the Grantor shall within the thirty days following
service of such notice have been reasonably satisfied that the Asset will be or is likely to be used by the Grantee before the Removal Date (or such later date as the Grantee shall reasonably propose); and

	(ii)	the Asset is so used.

In the event that there shall cease to be any Supplemental Connection Agreement relating to any of PES's Assets on any particular site within NGC's Land each Party shall remove its relevant Assets from that site in accordance with the relevant provisions of the Connection Agreement. The parties shall negotiate in good faith appropriate arrangements to minimise any adverse effect on the other Party of such removal. Where the Grantee is obliged to remove any of its Assets from the Grantor's Land, whether under this Clause 6 or otherwise, and fails to do so in accordance with the relevant provisions, the Grantor shall be entitled to remove the Asset to land of the Grantee and the Grantee shall provide all reasonable assistance to enable the Grantor safely so to do and shall pay and reimburse to the Grantor all costs and expenses reasonably incurred by the Grantor in so doing.

RIGHTS TO ACCESS

A Right to Access includes the right to bring on to the Grantor's
Land such vehicles, plant, machinery tools, equipment and maintenance or construction materials as shall be reasonably necessary for the Permitted Purpose.

A Right of Access given to the Grantee may be exercised by any person, including third party contractors, reasonably nominated from time to time by the Grantee. To the extent (if any) that any particular authorisation or clearances may be required to be given by the Grantor and the procedures for giving and obtaining the same are not for the time being stipulated in arrangements made pursuant to Clause 7.3, the same shall be given within a reasonable time from the date of the request therefor, save in the case of emergency in which case it shall be given without delay.

The Parties shall procure that all reasonable arrangements and provisions are made and/or revised from time to time as and when necessary or desirable to facilitate the safe exercise of any Right of Access with the minimum of disruption, disturbance or inconvenience to both Parties. Such arrangements and provisions may, to the extent that the same are reasonable, limit or restrict the exercise of the Right of Access and/or provide for one Party to make reasonable directions or regulations from time to time in relation to a specified matter. Matters to be covered by such arrangements and/or provision include:

	(i)	the identification of any relevant Assets;

	(ii)	the particular access routes applicable to the land in
question having particular regard for the weight and size limits on those routes;

	(iii)	any limitations on times of exercise of a Right of
Access;

	(iv)	any requirements as to prior notification and as to
authorisation of security clearance of individuals exercising such Rights of Access, and procedures for obtaining the same;

	(v)	the means of communication to the other Party and all
employees and/or contractors who may be authorised from time to time by that Party to exercise a Right of Access of any relevant directions or regulations made by one Party;

	(vi)	the identification of and arrangements applicable to
Emergency Personnel;

	(vii)	safety.

Each Party shall procure that any such arrangements and/or provisions (or directions or regulations issued pursuant thereto) made from time to time between the Parties shall be observed and performed by it and all persons authorised by it to exercise any Right of Access.

	In the exercise of any right hereunder or otherwise whenever on the Grantor's Land the Grantee shall procure that all reasonable steps are taken to:

	(a)	avoid or minimise damage to the Grantor's Land, any
other property thereon or therein;

	(b)	cause as little disturbance and inconvenience as
possible to the Grantor or other occupier of the Grantor's
Land

	And shall promptly make good any damage caused to the Grantor's Land and/or such other property in the course of the exercise of such rights and shall indemnify the other Party against all actions, claims, proceedings, losses, costs and demands arising out of such exercise.

	Subject to Clause 7.4.1, all such rights shall be exercisable free of any charge or payment of any kind.

Subject to any contrary arrangements for the time being made under Clause 7.3, a Right of Access for operation or inspection shall be immediately available without prior notice and local procedures shall be put in place to provide such immediate access;

	a Right of Access for the purpose of maintenance, adjustment, testing or repair of HV apparatus granted in respect of land on which exposed HV conductors are sited shall only be exercisable on the giving to the Grantor of at least 7 days prior written notice or such other notice as may be agreed locally or if less, such notice as may be reasonable in the circumstances except in the case of loss of load or other system emergency in which event the Grantor shall render all possible assistance in procuring that the Right of Access shall be exercisable as soon as possible. The parties will make local arrangements to ensure that the Grantee is not delayed in its ability to deal with an emergency which has resulted in loss of load or a reduction in system security.

	a Right of Access for the purpose of Modifying any Asset shall be exercisable only after the giving of two weeks prior written notice to the Grantor or such notice as may be agreed locally or if less, such notice as may be reasonable in the circumstances.

SERVICES AND USE OF COMMON ASSETS.

Subject as hereinafter provided, in relation to each Common Asset, the Providing Party shall if required by the Using Party make the Common Asset in question available for continued use by the Using Party to at least the same extent as it was available for use by the Using Party immediately prior to the date of this Agreement.

Subject as hereinafter provided, in relation to each Service, the Supplier shall, if required by the Recipient, continue to provide the same to the Recipient. Such provision shall be of such a quality and quantity and shall be provided at such times as the Recipient shall reasonably request. The Supplier shall not be required to exceed the level of quality or quantity of the Service normally provided prior to the date of this Agreement unless, in the case of those Services listed in Part One of
Schedule 7 only, specifically agreed between the Parties, such agreement not to be unreasonably withheld or delayed and where appropriate to include a provision for payment for such increased Service.

Where the use of any Common Asset is made available or such Services are supplied as aforesaid, the Parties shall procure that appropriate arrangements and provisions are made and/or revised from time to time, as and when necessary or desirable to give effect to the rights and obligations pursuant to Clause 8.1 and 8.2 between the local personnel employed by each of them in that regard such arrangements to include:

	the identification of the Common Assets and/or Services in question including (where relevant) the extent of their availability;

	the hours during which such use or provisions shall be allowed or made;

	any requirements as to notification of use or call for supply or temporary suspension thereof;

	any requirements as to authorisation or security clearance of individuals and the procedure for obtaining the same;

	any safety requirements; and

	administration of payment arrangements.

	The provision of use of the Common Assets listed in Schedule 6 Part One and the supply of the Services listed in Schedule
7, Part One shall not be terminated unless the Providing
Party ceases to require the Common Asset or Service for its own use in which case the supply of the Service or use of the Common Asset may be terminated by not less than one year's notice in writing.

	The provision of use of the Common Assets listed in Schedule 6, Part Two and the supply of those Services listed in
Schedule 7, Part Two shall continue until terminated by not less than one year's notice in writing by either Party.

	In the event of a termination under Clause 8.4.1 or 8.4.2 if the Using Party of the Common Asset in question or the Recipient of the Service in question shall not be able to obtain an adequate alternative therefor the Providing Party or Supplier as the case may be shall co-operate with the Recipient or Using Party so as to minimise the effect of such termination on the operations of the latter including where reasonably practicable the provision of the use of land for the location of an alternative to the Common Asset in question or an alternative source of supply for the Service in question.

Each Party shall maintain any Common Asset owned by that Party in accordance with Good Industry Practice.

The Recipient shall maintain all its relevant assets in such repair and condition that the level of Services provided does not substantially increase as a result of the lack of repair or condition of the relevant assets.

PAYMENT

The Parties agree that the provision of the use of Common Assets, and the provision of Services other than Site AC supplies and Insulating oil shall be free of charge.

The Recipient agrees to pay the Supplier for the provision of Site AC supplies and Insulating oil a fee, calculated and payable in accordance with the provisions of Schedule 8.

Any sums payable under this Agreement shall be payable together with an additional amount equivalent to any Value Added Tax chargeable on the same. Where any costs, expenses or other sums are repaid or reimbursed to a Party under this Agreement the amount of the repayment or reimbursement shall include any Value Added Tax paid by that Party in relation to the goods or services supplied to the extent that no credit is available to that Party in respect thereof under Sections 14 and 15 of the Value Added Tax Act 1983.

If either Party fails to pay on the due date any amount properly due under this Agreement such Party shall pay to the other interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgment) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time. Interest shall accrue from day to day.

NON-INTERFERENCE

Subject to the terms of the Agreement, the Grantor agrees that neither it nor its agents, employees and invitees will interfere in any way with any of the Grantee's Assets which are located at any time on the Grantor's land without the consent of the Grantee. For the purposes of this clause "interfere" shall include:

	disconnecting or altering the connection of any Asset to any system of cables, foundations, pipes, drains or other media to which it may be connected from time to time or to prevent supply of any substance or thing through such connected system;

	affixing or removing any item or substance of any nature whatsoever to or from any Asset;

	damaging any Asset or doing or omitting to do any act, or allowing any state of affairs to subsist, as a result of which any Asset would be likely to sustain any material damage;

	allowing any other person to interfere with any Asset;

	altering any meters or settings on any Asset.

	the obstruction of access to any Asset.

	impairing the effectiveness of any gate, fence, wall, alarm system or the means of keeping out intruders.

The obligations contained in this clause 10 shall be suspended to the extent that emergency action is taken by Emergency Personnel in good faith to protect the health and safety of persons or to prevent damage to property. All reasonable care shall be taken in the course of such emergency action. When the emergency has ended, any damaged property will be reinstated by the Party whose Asset gave rise to the emergency, save for damage occurring by reason of lack of reasonable care in the course of the emergency action which shall be the responsibility of the Party taking the emergency action.

CABLE TUNNELS

Any cable tunnels situated under any site within the Land owned by either Party shall be kept fully maintained and repaired on the following basis:

	in the case of cable tunnels containing the HV cables of one Party only for the time being maintenance of the whole tunnel shall be the responsibility of that Party;

	in the case of cable tunnels containing HV cables of both
Parties maintenance of the whole tunnel shall be the responsibility of the Party with the majority in number of such cables for the time being and the cost of such maintenance shall be apportioned between the Parties according to level of use;

	in the case of cable tunnels containing solely cables other than HV cables maintenance shall be the responsibility of the Party with the majority in number of such cables for the time being and the cost of maintenance shall be apportioned between the Parties according to level of use;

	where any part of any cable tunnel lies on or under land of a Party not responsible in accordance with the above provisions for the maintenance thereof that Party grants to the responsible Party a Right of Access for all purposes necessary to discharge its obligations under this Clause 11 and shall give all reasonable co-operation and assistance to the responsible Party as may be requisite for the proper discharge by the responsible Party of its obligations under this clause.

DISPUTE RESOLUTION

Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act, any Licence, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State for Energy under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under, out of, or in connection with this Agreement between the parties hereto shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

Whatever the nationality, residence or domicile of the parties hereto and wherever the dispute or difference of any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in Section 34 thereof) to 1979 (including any modification, extension, replacement or re-enactment thereof for the time being in force) shall apply to any such arbitration wherever the same or any part of it shall be conducted.

Subject always to sub-clause 12.5 below, if any tariff customer (as defined in Section 22(4) of the Act) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one of the Parties (the "defendant contracting party"), and the defendant contracting party wishes to make a third party claim (ad defined in sub-clause 12.4 below) against the other Party ("contracting party") which would but for this sub-clause 12.4 below) against the other Party ("contracting party") which would but for this sub-clause 12.3 have been a dispute or difference referred to arbitration by virtue of sub-clause 12.1 above then, notwithstanding the provisions of sub-clause 12.1 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the tariff customer and the defendant contracting party but also between either or both of them and the other contracting party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the court.

For the purpose of this Clause 12 "third party claim" shall mean:

	any claim by a defendant contracting party against a contracting party (whether or not already a party to the legal proceedings) for any contribution or indemnity; or any claim by a defendant contracting party against such a contracting party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the said tariff customer; or

	any requirement by a defendant contracting party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the said tariff customer and the defendant contracting party but also as between either or both of them and a contracting party (whether or not already a party to the legal proceedings).

Sub-clause 12.3 above shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the defendant contracting party and the contracting party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.

GOVERNING LAW AND JURISDICTION

This Agreement shall be governed and construed in all respects in accordance with English law.

Subject and without prejudice to Clause 12 and to Clause 13.4 the Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this Clause 13 referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause 13 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

For the avoidance of doubt nothing contained in the foregoing provisions of this Clause 13 shall be taken as permitting a Party to commence proceedings in the courts where this Agreement otherwise provides for proceedings to be referred to arbitration.

CONFIDENTIALITY

For the purposes of this Clause 14 except where the context otherwise requires:

"Authorized Recipient", in relation to any Protected Information, means any Business Person who, before the Protected Information had been divulged to him by NGC or any subsidiary of NGC, had been informed of the nature and effect of this Clause 14 and who requires access to such Protected Information for the proper performance of his duties as a Business Person in the course of Permitted Activities;

"Business Person" means any person who is a Main Business Person, or a Corporate Functions Person and "Business Personnel" shall be construed accordingly.

"Confidential Information" means all data and other information supplied to PES under the provisions of this Agreement.

"Corporate Functions Person" means any person who:

	Is a director of NGC; or

	is an employee of NGC or any of its subsidiaries carrying out any administrative, finance or other corporate services of any kind which in part relate to the Main Business; or

	is engaged as an agent of or adviser to or performs work in relation to or services for the Main Business;

	"Customer" has the same meaning as in the Connection
Agreement.

	"Generation Business" has the same meaning as in the NGC
Transmission Licence;

	"Main Business" means any business of NGC or any of its subsidiaries other than the Generation Business;

	"Main Business Person" means any employee of NGC or any director or employee of its subsidiaries who is engaged solely in the Main Business and "Main Business Personnel" shall be construed accordingly;

	"Permitted Activities" means activities carried on for the purposes of the Main Business;

	"Protected Information" means an information relating to the affairs of a Party which is furnished to Business Personnel pursuant to this Agreement unless, prior to such information being furnished, such Party has informed the recipient thereof by notice in writing or by endorsement on such information, that the said information is not to be regarded as Protected Information;

	"Supplier" has the same meaning as in the Connection
Agreement.

For the avoidance of doubt, data and other information which a Party is permitted or obliged to divulge or publish to the other
Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

Confidentiality for NGC and its Subsidiaries

NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected Information is not:

	divulged by Business Personnel to any person unless that person is an Authorised Recipient;

	used by Business Personnel for the purposes of obtaining for NGC or any of its subsidiaries or for any other person:

		any electricity licence; or

	any right to purchase or otherwise require, or to distribute, electricity (including by means of an electricity purchase contract as defined in the NGC
Transmission Licence); or

	any contract or arrangement for the supply of electricity to customers or suppliers (as defined in the Connection Agreement); or

	any contract for the use of any electrical lines or electrical plant belonging to or under the control of a supplier (as defined as aforesaid); or

	control of any body corporate which, whether directly or indirectly, has the benefit of any such licence contract or arrangement; and

	used by Business Personnel for the purpose of carrying on any activities other than Permitted Activities except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

Nothing in Clause 14 shall apply:

	to any Protected Information which, before it is furnished to Business Personnel is in the public domain;

	to any Protected Information which, after it is furnished to Business Personnel:

	is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does not apply;
or

	is acquired by NGC or any subsidiary of NGC in circumstances in which this Clause 14 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause 14; or enters the public domain and in any such case otherwise than as a result of:

	(i)	a breach by NGC or any subsidiary of NGC of its
obligations in this Clause 14; or

	(ii)	a breach by the person who disclosed that
Protected Information of that person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach;

	to the disclosure of any Protected information to any person if NGC or any subsidiary of NGC is required or expressly permitted to make such disclosure to such person:

	In compliance with the duties of NGC or any subsidiary of NGC under the Act or any other requirement of a Competent Authority; or in compliance with the conditions of the NGC Transmission Licence or any document referred to in the NGC Transmission Licence with which NGC or any subsidiary of NGC is required to comply; or in compliance with any other requirement of law; or in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or pursuant to the arbitration rules for the Electricity Supply Industry Arbitration
Association or pursuant to any judicial or other arbitral process or tribunal.

	to any Protected Information to the extent that NGC or any of its subsidiaries is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including the Pooling and Settlement
Agreement, the Grid Code, the Distribution Code and the Fuel
Security Code as those terms are defined in the Connection
Agreement) with the Party to whose affairs such Protected
Information relates.

NGC and its subsidiaries may use all and any information or data supplied to or acquired by it, from or in relation to the other
Party in performing Permitted Activities including for the following purposes:

	the operation and planning of the NGC Transmission System;

	the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission
System;

	the operation and planning of the Ancillary Services
Business (as defined in the NGC Transmission Licence) and the calculation of charges therefor;

	the operation of the Settlements Business (as defined in the NGC Transmission Licence);

	the provision of information under the British Grid Systems Agreement and the EdF Documents (as defined in the Connection Agreement);

and may pass the same to subsidiaries of NGC which carry out such activities and the Parties agree to provide all information to NGC and its subsidiaries for such purposes. NGC undertakes that, having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any Business Person:

	who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is:

	authorised by licence or exemption to generate, transmit or supply electricity; or

	an electricity broker or is known to be engaged in the writing of electricity purchase contracts (as defined in the NGC Transmission Licence); or known to be retained as a consultant to any such person who is referred to in (a) or
(b) above; or

	who is to be transferred to the Generation Business save where NGC or such subsidiary could not, in all circumstances reasonably be expected to refrain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

	Without prejudice to the other provisions of this Clause 14 NGC shall procure that any additional copies made of the Protected Information, whether in hard copy or computerised form, will clearly identify the Protected Information as protected.

	NGC undertakes to use all reasonable endeavours to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.

Confidentiality other than for NGC and its Subsidiaries

PES hereby undertakes with NGC and its subsidiaries that it shall preserve the confidentiality and secrecy of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except:

	in the circumstances set out in sub-clause 14.8.2

	to the extent otherwise expressly permitted by this Agreement or with the consent in writing of NGC.

Exceptions: the circumstances referred to in sub-clause 14.8.1.1 are:

	where the Confidential Information, before it is furnished to PES, is in the public domain; or

	where the Confidential Information, after it is furnished to
PES:

	is acquired by PES in circumstances in which this Clause 14 does not apply; or

	is acquired by PES in circumstances in which this Clause 14 does apply and thereafter ceases to be subject to the restrictions imposed by this Clause 14; or

	enters the public domain and in any such case otherwise than as a result of:

	(i)	a breach by PES of its obligations in this Clause 14;
or

	(ii)	a breach by the person who disclosed that Confidential
Information of that persons confidentiality obligation.

If PES is required or permitted to make disclosure of the Confidential Information to any person:

	in compliance with the duties of PES under the Act or any other requirement of a Competent Authority; or

	in compliance with the conditions of any Licence or any document referred to in any Licence with which PES is required to comply; or in compliance with any other requirement of law; or

	in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers;
or

	pursuant to the arbitration rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal; or

	when Confidential Information is furnished by PES to an employee, director, agent, consultant or professional advisor of PES, in each case on the basis set out in Clause
14.8.3.

With effect from the date of this Agreement PES shall adopt procedures within its organization for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under Clause 14.8.1. These procedures are:

	the Confidential Information will be disseminated within PES only on a "need to know" basis;

	employees, directors, agents consultants and professional advisers of PES in receipt of Confidential Information will be made fully aware of PES's obligations of confidence in relation thereto; and

	any copies of the Confidential Information, whether in hard copy or computerised form, will clearly identify the Confidential Information as confidential.

DEALINGS WITH LAND

The Parties hereby agree and declare that the Grantee's Assets are intended to benefit the undertaking, land and business of the Grantee and that so far as is possible such Assets are hereby and shall hereafter remain severed from the Grantor's Land and shall be and hereafter remain chattels of the Grantee.

Each Party agrees that it shall not by any act or default render the other party's Assets liable to any distress, execution or other legal process, and in the event that such Assets shall become so liable, shall forthwith give notice of any such proceedings to the other Party and shall forthwith notify any third party instituting any such process of the ownership of such Assets.

If a Party desires to mortgage or charge any of its land or its interest therein on which any of the other Party's Assets are located or to mortgage or charge any of its own Assets or to enter into any arrangement which, if made, might affect the rights of the other Party expressly granted herein, then that Party shall ensure that the other Party's Assets are not and will not be subject to the rights granted therein and are not and will not be affected by the mortgage, legal charge or other agreement or arrangement, and shall give written notification thereof to the other Party.

In the event that the Grantor shall wish to grant rights over or dispose of any interest in or change the use of any Land the Grantor shall notify the Grantee of such wish in accordance with the procedures set out in sub-clause 5.1 and fully consult the Grantee in respect thereof and shall not grant such rights or make such disposal or change of use save on terms satisfactory to the Grantee requiring any recipient or assignee of any such Land to be bound, so far as relevant by the terms of this Agreement and otherwise ensuing that the Grantee's rights pursuant to this Agreement are not in any way prejudiced thereby.

16.	LIMITATION OF LIABILITY

16.1	Save where any provision of this Agreement provides for an
indemnity and save as provided in this sub-clause 16.1 and sub-clause 16.2 neither party (the "Party Liable") nor its officers, employees of agents shall be liable to the other party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach and in respect of:

	16.1.1	physical damage to the property of the other
Party, its officers, employees or agents; and/or

	16.1.2	the liability of the other Party to any other
person for loss arising from physical damage to the property of such other person.

16.2	Nothing in this Agreement shall exclude or limit the
liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified the other Party, its officers, employees or agents, from and against all such and any loss or liability which such other party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable, its officers, employees or agents.

16.3	Save where any provision of this Agreement provides for an
indemnity neither the Party Liable, nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to the other Party for:

	16.3.1	any loss of profit, loss of revenue, loss of use,
loss of contract or loss of goodwill; or

	16.3.2	any indirect or consequential loss; or

	16.3.3	loss resulting from the liability of such other
Party to any other person howsoever and whensoever arising save as provided in sub-clauses 16.1.2 and 16.2.

16.4	The rights and remedies provided by this Agreement to the
parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including without limitation any rights either party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the parties hereby waives in the fullest extent possible all such rights and remedies provided by common law or statute, and releases the Party Liable its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

16.5	Save as otherwise expressly provided in this Agreement, this
Clause 16 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this Clause 16 shall exclude or restrict or otherwise prejudice or affect any of:

	16.5.1	the rights, powers, duties and obligations of
either Party which are conferred or created by the Act, the NGC Transmission Licence, the PES Licence or the
Electricity Supply Regulations 1988 or any amendment or re-enactment thereof; or

	16.5.2	the rights, powers duties and obligations of the
Director or the Secretary of State under the Act, any such Licence as aforesaid or otherwise howsoever.

16.6	Each of the sub-clauses of this Clause 16 shall:

	16.6.1	be construed as a separate and severable contract
term, and if one or more of such sub-clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such sub-clauses shall remain in full force and effect and shall continue to bind the Parties; and

	16.6.2	survive termination of this Agreement.

16.7	Each Party acknowledges and agrees that the other Party
holds the benefit of sub-clauses 16.1 and 16.2 and 16.3 above for itself and as trustee and agent for its officers, employees and agents.

16.8	Each Party acknowledges and agrees that the provisions of
this Clause 16 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

17.	INTELLECTUAL PROPERTY

All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party its officers employees, agents or consultants during the currency of this Agreement shall vest in such Party as the sole beneficial owner thereof save where the Parties agree in writing otherwise.

18.	FORCE MAJEURE

If either Party (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Agreement shall remain in effect but save as otherwise provided herein the Non-Performing Party's obligations hereunder shall be suspended without liability for a period equal to the circumstance of Force Majeure provided that:

	(i)	the Non-Performing Party gives the other Party prompt
notice describing the circumstances of Force Majeure, including the nature of the occurrence, its expected duration and the particular obligations affected by it, and continues to furnish regular reports with respect thereto during the period of Force Majeure;

	(ii)	the suspension of performance is of no greater scope
and of no longer duration than is required by the Force
Majeure;

	(iii)	No liabilities of either Party that arose before
the Force Majeure causing the suspension of performance are excused as a result of the Force Majeure;

	(iv)	the Non-Performing Party uses all reasonable efforts to
remedy its inability to perform; and

	(v)	as soon as practicable after the event which
constitutes Force Majeure the Parties shall discuss how best to continue their operations so far as possible in accordance with this Agreement.

19.	WAIVER

No delay or omission of NGC or PES in exercising any right, power, privilege or remedy under this Agreement shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

20.	NOTICES

20.1	Any notice or other communication to be given by one Party
to the other under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party given in Schedule 9 and marked for the attention of the person so given or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause 20 to the Party giving the relevant notice or other communication to it.

20.2	Any notice or other communication to be given by one Party
to the other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

	20.2.1	in the case of delivery by hand, when delivered;
or

	20.2.2	in the case of first class prepaid post, on the
second day following the day of posting or (if sent airmail from overseas) on the fifth day following the day of posting; or

	20.2.3	in the case of telex, on the transmission of the
automatic answerback of the addressee (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or

	20.2.4	in the case of facsimile, on acknowledgment by the
addressee's facsimile receiving equipment (where such acknowledgment occurs before 1700 hours on the day of acknowledgment) and in any other case on the day following the day of acknowledgment.

21.	VARIATIONS

21.1	The provisions of Schedules 1, 3, 6, 7 and 8 may be varied
from time to time by written memorandum referring to this Clause 21 and signed by an authorised officer of each of the Parties. Subject thereto no variations to this Agreement shall be effective unless made by way of supplemental deed.

21.2	The parties shall within twelve months of the date hereof
agree on the following in respect of each of the sites listed in Schedules 2 and 4:

	21.2.1	NGC's Assets which are actually on PES's Land and
PES's Assets which are actually on NGC's Land as at the date hereof;

	21.2.2	The Services and Common Assets in existence as at
the date hereof; and

	21.2.3	In respect of the Services agreed upon pursuant to
the preceeding sub-clause of the kind specified in Part Two of Schedule 7 details of the level of quality or quantity of such Service as at the date hereof.

21.3	If the parties fail to agree any of the matters referred to
in sub-clause 21.2 within the period stated therein or (if sooner) when a disagreement relating thereto arises either may refer the same for determination pursuant to Clause 12.

22.	OVERRIDING PROVISIONS

22.1	In the event of any conflict between NGC's or PES's
obligations hereunder and their obligations under the NGC Transmission Licence and PES Licence, the Act, any direction of the Secretary of State for Energy, the Director or ruling of the Monopolies and Mergers Commission, the Grid Code, under any Connection Agreement or under any Supplemental Connection Agreement between the Parties, the provisions of the NGC Transmission Licence and PES Licence, the Act, the Grid Code, the Connection Agreement or Supplemental Connection Agreement, the direction of the Secretary of State for Energy, the Director, or ruling of the Monopolies and Mergers Commission shall prevail and accordingly NGC and PES respectively shall not be responsible for any failure to perform their respective obligations hereunder to the extent that any such failure is directly attributable to proper compliance with such provisions, rulings or directions.

22.2	In the event of any inconsistency between the terms of this
Agreement and the terms of any agreement between either of the Parties and Nuclear Electric plc relating to access to or use of property or equipment affected by a nuclear site licence the terms of the latter shall prevail. Any inconsistency between the terms of any such agreement as aforesaid between NGC and Nuclear Electric plc on the one hand and between PES and Nuclear Electric plc on the other hand shall be resolved pursuant to paragraph (ii) of Clause
27.

23.	ASSIGNMENT AND SUB-CONTRACTING

23.1	The rights and obligations of a Party may not be assigned
(otherwise than to an Affiliate or by way of a charge or an assignment by way of security) without the consent of the other Party, such consent not to be unreasonably withheld.
In respect of any such assignment the assigning Party shall ensure that the assignee agrees in terms and form acceptable to the other Party to be bound by and comply with the terms of this Agreement.

23.2	Each Party shall have the right to sub-contract or delegate
the performance of any of its obligations or duties arising under this Agreement without the consent of the other. The sub-contracting by either Party of the performance of any obligations or duties under this Agreement shall not relieve such Party from the liability for performance of such obligation or duty.

24.	ILLEGALITY AND PARTIAL INVALIDITY

24.1	If at any time any provision of this Agreement should become or be declared unlawful, invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of such provision under the law of any other jurisdiction shall be affected.

24.2	If any part of a provision of this Agreement is or becomes
or is declared invalid, unlawful, illegal or unenforceable but the rest of such provision would remain valid, lawful or enforceable if part of the wording were deleted the provision shall apply with such modifications as may be necessary to make it valid, lawful, enforceable and effective but without affecting the meaning of legality, validity or enforceability of any other provision of this Agreement.

25.	TERM AND TERMINATION

This Agreement shall continue on a site by site basis until none of NGC's Assets are on PES's land, and none of PES's Assets are on NGC's land and no Common Assets or Services are shared or provided always that insofar as the provisions of this Agreement relate to a particular site of NGC and/or PES the provisions of this Agreement shall in relation to each such site determine on a site by site basis.

26.	REGISTRATION AND MEMORANDUM

26.1	Where any or all of PES's Land and/or NGC's Land is
registered or PES's or NGC's interest therein is subject to compulsory registration at H.M. Land Registry the Parties agree to apply to the Chief Land Registrar for the registration as appropriate of the rights and obligations granted by or contained in this Agreement and further agree to place on deposit at H.M. Land Registry all relevant Land or Charge Certificates to enable such registration to be effected.

26.2	Where any of PES's Land and/or NGC's Land is not so
registered or subject to compulsory registration, NGC and PES are respectively free to procure within six months of the date hereof that memoranda of this Agreement are endorsed on or otherwise securely attached to the most recent conveyance (in the case of a freehold interest) or the lease under or pursuant to which they hold such land.

27.	ENTIRE AGREEMENT

This Agreement contains or expressly refers to the entire agreement between the Parties with respect to the subject-matter hereof, and expressly excludes any warranty, condition or other undertaking implied at law or by custom, and supersedes all previous agreements and understanding between the Parties with respect thereto and

	(i)	each of the Parties acknowledges and confirms that it
does not enter into this Agreement in reliance on any representation, warranty or other undertaking not fully reflected in the terms of this Agreement; but

	(ii)	the Parties acknowledge that each of them may have
entered or may enter into agreements with any generating company (as defined in the Act) containing similar rights and/or liabilities to those contained in this Agreement affecting NGC's Land and/or PES's Land and any assets thereon. The Parties shall, when entering into such agreement with any of the said generating companies, use reasonable endeavours to avoid conflicts between the provisions thereof and the provisions of this Agreement but in the event of any conflict the parties shall procure that appropriate arrangements are made to settle the same to give full effect (so far as practicable) to the rights and liabilities under this Agreement and under such other agreements as aforesaid. Where relevant the provisions of Clause 7.3 shall apply. In the event of any dispute as to such conflict and/or arrangements the dispute shall be dealt with in accordance with Clause 12.

IN WITNESS whereof this Agreement has been entered into under seal the day and year first above written.

SCHEDULE 1

PES's Assets on NGC's Land



Assets of the following kind:

	(a)	HV apparatus including/comprising busbar isolators,
circuit breaker, earth switch, current transformer, voltage transformer;

	(b)	Termination apparatus including/comprising overhead
connection tension insulators and downdroppers/HV cable and sealing ends;

	(c)	Protection, control and alarm apparatus (including
associated panels and multicore cabling);

	(d)	Intertrip apparatus;

	(e)	Standby diesels"

	(f)	Connections to compressed air and oil installations;

	(g)	Sections of water washing installations;

	(h)	Spares excluding Strategic Spares;

	(i)	Metering Equipment;

	(j)	Aerials;

	(k)	MV supply cables and apparatus;

	(l)	Batteries and associated apparatus;

	(m)	Telecommunications apparatus;

	(n)	Cathodic protection.

To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and the associated terminations, pipes and ducts and other ancillary equipment exclusively serving the same.

SCHEDULE 2

PES's Land



[List of site addresses]


SCHEDULE 3

NGC's Assets on PES's Land


Assets of the following kind:

	(a)	HV apparatus including/comprising busbar isolators,
circuit breaker, earth switch, current transformer, voltage transformer;

	(b)	Termination apparatus including/comprising overhead
connection tension insulators and downdroppers/HV cable and sealing ends;

	(c)	Protection, control and alarm apparatus (including
associated panels and multicore cabling);

	(d)	Intertrip apparatus;

	(e)	Standby diesels;

	(f)	Connections to compressed air and oil installations;

	(g)	Sections of water washing installations;

	(h)	Spares excluding Strategic Spares;

	(i)	Metering Equipment;

	(j)	Aerials;

	(k)	MV supply cables and apparatus;

	(l)	Batteries and associated apparatus;

	(m)	Telecommunications apparatus;

	(n)	Cathodic protection.

To the extent not included as part of such assets the same shall be deemed to include all control and auxiliary cables and the associated terminations, pipes and ducts and other ancillary equipment exclusively serving the same.

SCHEDULE 4

NGC'S Land


(List of Site addresses)

SCHEDULE 5


Part I


Security Details (Cl.4.1)


1.	NGC and PES Land

Security of Site Compounds will be maintained in accordance with the Electricity Supply Regulations 1988, which in the case of compounds containing exposed HV apparatus will be by a fence not less than 2.4 metres high or alternative enclosure. All buildings not enclosed within a site compound fence will be securely locked to restrict unauthorised access. A local management instruction will apply to the issue of security keys.

PART II


Plant MV LV Apparatus Safety Co-Ordination Procedures (Cl.4.5)


(1)	In this Clause:

"Apparatus" means all equipment in which electrical conductors are used, supported or of which they may form a part;

"Connection Site" shall have the meaning given to it in the Grid
Code;
"Existing Rules" means the rules, procedures or current arrangements for and relating to safety co-ordination across boundaries (to permit work to or testing on the system of one of the Parties which, for this to be done safely, requires isolation and/or other precautions on Plant and/or MV and/or LV Apparatus whether at, adjacent to or remote from the location of the work or testing) which are in force followed or complied with at PES's Land and NGC's Land at the date of this Agreement;

"Low Voltage" or "LV" means a voltage not exceeding 250 volts;

"Medium Voltage" or "MV" means a voltage exceeding 250 volts but not exceeding 650 volts;

"Plant" means fixed and moveable items used in the generation and/or supply and/or transmission and/or distribution of electricity, other than Apparatus.

(2)	The Parties will continue to comply with the Existing Rules
pending any agreed modifications thereto.

(3)	The Parties will arrange for the Existing Rules (if not
already in writing) to be written down and, in any event, to be agreed between the person or persons responsible on behalf of the relevant Parties for the co-ordination of safety at each Connection Site(s)

SCHEDULE 6


Common Assets (Cl.8.1)


PART ONE

(a)	Batteries

(b)	Telemetering equipment

(c)	Communicating equipment (other than telemetering equipment)

(d)	Connections to insulating oil and SF6 gas installations

(e)	Miscellaneous MV/LV cabling


PART TWO

Site lightin

SCHEDULE 7


Shared Services (Cl.8.2)


PART ONE

(a)	AC and DC electrical supplies

(b)	Compressed air for switchgear operation

(c)	Water supplies

(d)	Insulating Oil

(e)	Fire fighting systems and use of adjacent fire hydrants

(f)	Use of system for transporting insulating oil

(g)	Use of system for transporting Sulphur hexafluoride


PART TWO

(h)	Toilet Facilities

(i)	Mess Facilities

(j)	Public Telephones

(k)	Cranes and Lifting Equipment

(l)	Security Alarms Systems


SCHEDULE 8


Charges for the provision of Site AC Supplies and Insulating Oil


The Recipient shall pay a due proportion of the cost of Site AC supplies to the Providing Party based on the use of such supplies by the Recipient as established by local agreement where the Providing Party purchases AC Supplies on a commercial basis.

The Recipient shall pay for Insulating oil such charges as may be agreed from time to time by reference to the cost of supply of the same in respect of any of the sites the subject of this Agreement were the same is provided. In the event of any dispute as to such charges the provisions of Clause 12 shall apply.

Save as otherwise agreed in any particular case invoices shall be rendered in monthly arrears and payment shall be made within 14 days of the date of invoice.


SCHEDULE 9


Addresses, Fax Nos etc (Cl.20)


THE SEAL of THE CENTRAL ELECTRICITY	)
GENERATING BOARD hereunto affixed		)
is authenticated by:



THE COMMON SEAL of MIDLAND			)
ELECTRICITY BOARD is hereunto affixed and	)
is authenticated by:					)







DATED _______________ 1990
THE NATIONAL GRID COMPANY PLC
to
[ _____________ ]

LICENCE TO RETAIN ASSETS
at [ __________

INDEX

Clause	Description

1.	Definitions and Interpretation
2.	Right to Retain Assets Lines and Cables
3.	Modification
4.	Safety Security and Compliance with Statutes
5.	Relocation of PES's Assets
6.	Relocation of Lines and Cables
7.	Removals
8.	Rights of Access
9.	Services and Use of Common Assets
10.	Payment
11.	Non-Interference
12.	Cable Tunnels and Lines and Cable
13.	Dispute Resolution
14.	Governing Law and Jurisdiction
15.	Confidentiality
16.	Dealings with Land
17.	Limitation of Liability
18.	Intellectual Property
19.	Force majeure
20.	Waiver
21.	Notices
22.	Variations
23.	Overriding Provisions
24.	Assignments and Sub-Contracting
25.	Illegality and Partial Invalidity
26.	Term and Termination
27.	Agreement as to Assets Services and Common Assets
28.	Registration and Memorandum
29.	Entire Agreement
Schedule 1	The PES's Assets on NGC's Land
Schedule 2	NGC's Land
Schedule 3	Security Details
Schedule 4	Common Assets
Schedule 5	Shared Services
Schedule 6	Charges for the of Services
Schedule 7	Addresses Fax Nos. etc.

PARTICULARS

DATE:

NGC:	THE NATIONAL GRID COMPANY PLC of National Grid House, Sumner
Street,
	London SE1 9JU

PES:	[ _______ } of

LICENCE TO RETAIN ASSETS


THIS LICENCE is made on the date stated and BETWEEN the parties stated in the Particulars

WHEREAS

(A)	Certain assets of the PES (including assets of third parties used by the PES under
	arrangements with such third parties) are situated on
property title to which (by
	way of freehold or leasehold) is vested in NGC;
(B)	Certain assets and facilities of NGC are required for use by both parties in the
	carrying on of their respective undertakings; and
(C)	This Agreement is entered into by the parties to give effect to appropriate
	arrangements in respect of such assets and the use of assets and facilities.

NOW IT IS HEREBY AGREED as follows:-

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement the following words and expressions shall, unless the subject-matter or
	context otherwise requires or is inconsistent therewith, bear the following meanings:-

	"the Act"			the Electricity Act 1989;

	"Ancillary Lines and Cables"	any wire cable tube conductor
or similar thing
					(including its casing or coating) used
or designed
					to be used for the operation monitoring
or control
					of the PES's Assets which belong to the
PES and
					pass through or under NGC's Land

	"PES"				the Public Electricity Supplier
named in the
					Particulars and its successors in title
and assigns

	"PES's Assets"			(a) assets (to be agreed or
determined pursuant to
					Clause 27) of the kind listed in
Schedule I
					(including any plinths or other
structures
					(excluding buildings) to or upon which
the same
					are affixed and to or upon which no
assets of any
					other person are affixed and any straps,
bolts or
					other such things for attachment
thereto) as any
					of the same may be Modified pursuant to
this
					Agreement and
					(b) the Ancillary Lines and Cables

	"Cable"				any wire cable or other similar
thing (including
					other similar thing (including its
casing or
					coating) for transmitting and/or
distributing
					electricity together with cooling
systems and
					junction boxes fibre optic cables and
other ancillary
					equipment which belong to the PES and
pass
					through NGC's Land

	"NGC"				the Party so named in the
Particulars and its
					successors in title to NGC's Land;

	"NGC's Land"			the land belonging to NGC described
in
					Schedule 2

	"Common Asset"			assets of the kind listed in
Schedule 4 to be
					agreed or determined pursuant to Clause
27

	"Competent Authority"		includes the Director and any
local or national
					agency, authority, department,
inspectorate,
					minister, ministry, official or public
or
					statutory person (whether autonomous or
not)
					of, or of the government of, the United
Kingdom
					or the European Economic Community;

	"Connection Agreement"		the Master Connection and Use
of System
					Agreement entered into by, among others,
NGC
					and the PES regarding, among other
things, the
					connection of PES Plant and Apparatus
(as
					defined therein) to the NGC Transmission
					System (as defined herein) and the use
by the
					PES of such system;

	"Directive"			includes any present or future
directive,
					requirement, instruction, direction or
rule of
					any Competent Authority, (but only, if
not having
					the force of law if compliance with the
Directive
					is in accordance with the general
practice of
					persons to whom the Directive is
addressed),
					and includes any modification, extension
or
					replacement thereto then in force;

	"the Director"			the Director General of Electricity
Supply
					appointed for the time being pursuant to
					Section 1(1) of the Act by the Secretary
of
					State;

	"Emergency Personnel"		in relation to a Party, all
employees of that
					Party who have appropriate knowledge and experience and are recognised by that
Party
					as being able to carry out competently
and
					safely emergency action for the purposes
of
					Clause 11;

	"Force Majeure"			in relation to a Party, any
event or circumstance
					which is beyond the reasonable control
of that
					Party and which results in or causes the
failure
					of that Party to perform any of its
obligations
					under this Agreement including any act
of God,
					strike, lockout or other industrial
disturbance,
					act of the public enemy, war, declared
or
					undeclared threat of war, terrorist act,
blockade,
					revolution, riot, insurrection, civil
commotion,
					public demonstration, sabotage, act of
vandalism,
					lightning, fire, storm, flood,
earthquake,
					accumulation of snow or ice, lack of
water
					arising from weather or environmental
problems,
					explosion, fault or failure of that
Party's plant
					and apparatus which could not have been
					prevented by Good Industry Practice,
governmental
					restraint, any Act of Parliament or
legislation,
					bye-law, prohibition, measure or
Directive (not
					being any order regulations or directive
under
					Section 32, 33, 34 or 35 of the Act)
Provided
					that lack of funds shall not be
interpreted as a
					cause beyond the reasonable control of
that Party;

	"Good Industry Practice"		the exercise of that degree of
skill, diligence,
					prudence and foresight which would
reasonably
					and ordinarily be expected from a
skilled and
					experienced operator engaged in the same
type
					of undertaking under the same or similar circumstances;

	"the Grid Code"			the document or documents
produced pursuant
					to one of the conditions of the NGC
Transmission
					Licence, as from time to time revised in accordance with the Conditions of the
NGC
					Transmission Licence;

	"HV"				of a nominal voltage exceeding 650
volts;

	"Intellectual Property"		patents, trademarks, service
marks, rights in
					designs, trade names, copyrights and
topography
					rights (whether or not any of the same
is registered
					and including applications for
registration of any
					of the same) and rights
					under licences and consents in relation
to any of
					the same and all rights or forms of
protection of
					a similar nature or having equivalent or
similar effect to any
					of the same which may subsist anywhere
in the
					world;

	"Line"				any line which is used for
transmitting and/or
					distributing electricity and includes
anything
					exclusively supporting such line that is
to say
					any structure pole or other thing in on
by or
					from which any such line is or may be
supported
					carried or suspended any apparatus
connected
					to any such line for the purpose of
carrying
					electricity and any wire cable tube pipe
or other
					similar thing (including its casing or
coating)
					which surrounds or supports or is
surrounded
					or supported by or is installed in close proximity to or is supported carried or suspended in association with any such line
					earthing wires fibre optic cables and
other
					ancillary equipment which belong to the
PES

	"Modification"			in relation to a Line Cable or
Asset, any
					alteration to or replacement of such
Line Cable
					or Asset pursuant to Clauses 2.2 or 3.1
of this
					Agreement and "Modify" and "Modified"
shall
					be construed accordingly;

	"NGC Transmission Licence"	NGC's licence granted pursuant
to Section
					6 (1)(b) of the Act;

	"Party"				each person for the time being and
from time
					to time party to this Agreement and any
					successor(s) in title to, or permitted
assign(s)
					of, such person;

	"Permitted Purpose"		in relation to a Right of Access,
the purpose
					specified in this Agreement for which
such
					Right of Access is granted;

	"Public Electricity Supply 		the PES's licence granted
pursuant to Section
	Licence"			6 of the Act;

	"Relocation Proposal"		a proposal by NGC to the PES
pursuant to
					sub-clause 5.1 for the relocation of any
of the
					PES's Assets on NGC's Land;

	"Regulations"			the Electricity Supply Regulations
1988 or any
					amendment thereof;

	"Right of Access"		full right and liberty during the
currency of this
						Agreement to enter upon and through and
					remain upon any part of NGC's Land
subject
					to the provisions of Clause 8;

	"Services"			in the context of Clause 9, goods
and services
					of the kind listed in Schedule 5 to be
agreed
					or determined pursuant to Clause 27;

	"Supplemental Connection	a site specific connection
agreement to be
	Agreement"			entered into between NGC and the
PES in
					substantially the form set out in the
					appropriate schedule to the Connection
					Agreement;

1.2	In this Agreement:-

	(i)	unless the context otherwise requires all references to
a particular clause, sub-clause,
		paragraph or Schedule shall be a reference to that clause, sub-clause paragraph or
		Schedule in or to this Agreement;

	(ii)	the table of contents and headings are inserted for
convenience only and shall be
		ignored in construing the Agreement;

	(iii)	references to the words "include" or "including"
are to be construed without
		limitation to the generality of the preceding words;

	(iv)	unless there is something in the subject matter or the
context which is inconsistent
		therewith, any reference to an Act of Parliament or any Section thereof or Schedule
		thereto, or other provision thereof or any instrument, order or regulation made
		thereunder shall be construed at the particular time, as including a reference to any
		modification, extension, replacement or reenactment thereof then in force and to all
		instruments, orders or regulations then in force and made under or deriving validity
		from the relevant Act of Parliament; and

	(v)	references to the masculine shall include the feminine
and references in the singular
		shall include the plural and vice versa and words denoting natural persons shall
		include companies, corporations and any other legal entity and vice versa.

2.	RIGHT TO RETAIN ASSETS LINES AND CABLES

2.1	Subject to sub-clause 5.1, NGC hereby grants to the PES the
right to retain use and Modify
	as provided in this Agreement the PES's Assets on NGC's Land in such places as they are
	currently situated and such right shall extend to any Modified PES Asset. NGC undertakes to maintain any shelter or support enjoyed by the PES's Assets at the date of this Agreement or, if later, when Modified as aforesaid and grants to the PES a Right of Access for the purpose of the use, maintenance, inspection, testing, removal, operation, modification, or repair of any of the PES's Assets or for the purpose of
	compliance with any statute or Directive under the provisions of Clause 4.

2.2	Subject to Clause 6 NGC hereby grants the PES the right:-

	2.2.1	to retain and use all Lines and Cables which are
now or shall (in accordance with the
		terms of this Agreement) be installed in over or through NGC's Land and grants to the
		PES a Right of Access for the purpose of the use maintenance, inspection, testing,
		removal, operation, Modification or repair of any of the Lines and Cables

	2.2.2	subject to obtaining the prior written consent of
NGC (such consent not to be unreasonably
		withheld or delayed) to replace such Lines and Cables with Lines and Cables of the same
		or similar type either in the same position or in such other position as the NGC may
		approve (such approval not to be unreasonably withheld or delayed and not to be
		granted subject to the payment of any sums of money) and forthwith after any such
		replacement to remove the Lines and Cables from NGC's
Land and repair any damage
		so caused

	2.2.3	to install new or additional Lines and Cables over
on or through NGC's Land but only to
		the extent necessary to exploit the capability of the PES's Assets as at the date of this
		Agreement on NGC's Land such installation to be subject to the prior written consent
		of NGC (such consent not to be unreasonably withheld or delayed) and subject to
		compliance with the following;-

		(i)	the PES shall in such circumstances give to NGC
written notice requiring
			NGC to grant a wayleave (as hereinafter defined) within a period
			specified in the notice not being less than 21 days

		(ii)	within the period specified in the said notice or
such longer period as the
			Parties may agree NGC may:-

			(a)	grant the required wayleave or

			(b)	grant or indicate a willingness to grant a
wayleave subject to such
				terms and conditions as NGC may consider
reasonable (such terms
				and conditions to include terms and
conditions relating to the route
				of the Line or Cable the period during which
the wayleave may
				continue in force and any payment to be made
by the PES whether
				of a capital or periodic nature as
consideration for the wayleave)

		(iii)	in the event that NGC shall have failed to
grant the wayleave as required
			by the PES or indicated a willingness to grant a wayleave subject to terms
			and conditions to which the PES objects the PES may refer the matter for
			resolution in accordance with Clause 13

		(iv)	a "wayleave" means consent for the PES to install
and keep installed a new
			Line or Cable on under or over NGC's Land and to have access thereto for
			the purposes of inspecting, testing, maintaining, repairing, removing, renewing,
			operating altering or replacing the same

	2.2.4	All other provisions of this Agreement shall apply
to any new Line or Cable so
		installed

2.3	NGC hereby grants to the PES the right to use any conducting media under over or on the NGC's Land for the passage and running of gas, water, electricity, telephone and other communication media and services now benefiting the PES's
Assets

2.4	The PES shall, if considering moving, replacing or altering
any of the PES's Assets, give due consideration as to whether it shall be operationally practicable, desirable and reasonably economic to move such Asset to (or place the replacement or altered Asset on) its own property.

3.	MODIFICATION

3.1	The PES may replace or alter any of the PES's Assets
provided that:-

	3.1.1	The replacement Asset or the Asset as so altered:-

		(i)	is placed in the same or approximately the same
position;

		(ii)	fulfills the same or a similar purpose;

		(iii)	can, where relevant, be accommodated in and
on existing buildings
			or structures;

		(iv)	does not require additional or improved facilities
or services
			from NGC;

		(v)	does not restrict the actual and intended use of
NGC's Land and
			any equipment thereon or therein to any materially greater extent
			than the Asset so replaced or altered; and

		(vi)	is (unless otherwise agreed by NGC (such agreement
not to be
			unreasonably withheld or delayed)) either of the same or a
			similar smaller size or the alteration is effected substantially
			within the space occupied by such Asset to enable the Asset
			to be used up to its full capability.

	3.1.2	Prior written notification has been given to NGC.

	3.1.3	Subject to NGC's prior approval (such approval not
be unreasonably withheld or
		delayed) the PES may if necessary install the modified Asset adjacent to the Asset
		to be replaced so as to enable dual running whilst the modified Asset is commissioned
		provided that the PES shall remove the Asset for which the replacement is substituted as
		soon as practicable

	3.1.4	NGC shall if considering materially moving any of
its assets to a position adjacent to
		any of the PES's Assets or replacing or altering any of its assets which are situated
		adjacent to the PES's Assets or making any substantial alteration to any building in
		which the PES's Assets are situated give due consideration to the PES's operational
		requirements of which NGC is aware

3.2	If any Modification shall require minor alterations or works to the existing buildings or structures of NGC housing or supporting the PES's Asset in question, such alterations or works may be carried out (with the prior written approval of NGC (such approval not to be unreasonably withheld or delayed)) but at the cost of the PES.

3.3	To the extent that any of the conditions of Clause 3.1 are
not met in relation to any Modification, NGC may by notice in writing require the PES promptly to remove such replacement or alteration and if the PES fails to do so may remove the same itself at the cost and expense of the PES.
On such removal, the PES may reinstate the Asset so replaced or altered.

4.	SAFETY SECURITY AND COMPLIANCE WITH STATUTES

4.1	NGC undertakes in relation to the PES's Assets to maintain
and provide security in accordance with the arrangements set out in Part 1 of Schedule 3.

4.2	Each Party shall procure that as between the parties all
reasonable and necessary steps are taken, as and when necessary or desirable, in cooperation with the other (and, so far as applicable, with any third party), to ensure compliance with the provisions (each such provision or part thereof being in this Clause 4 and "Obligation") of:-

	(i)	all statutes and Directives applicable to any of the
PES's Assets and/or  any part
		(including the whole) of NGC's Land and/or the employees of either party; and

	(ii)	any statute or Directive which may affect any other
property (of whatever nature) of
		either Party as a result of the existence, nature, location, or manner of operation of
		any of the PES's Assets.

4.3	Each Party shall, so far as it is aware of the same, unless
it has reasonable grounds for believing that the other party possesses the information, keep the other Party informed of all material matters relating to any Obligation.

4.4	In the event of any dispute as to responsibility, as between the Parties, pursuant to Clause 4.2, for compliance with an Obligation, that responsibility shall be allocated, so far a practicable, on the basis that:-

	(i)	each Party shall refrain from taking or permitting any
action which would prevent
		compliance with an Obligation; and

	(ii)	positive action required in relation to a Party's land
or asset as a consequence of the
		existence, nature, location or manner of operation of that land or asset shall be the
		 responsibility of that Party, and, to the extent that such action is required in respect of
		or affecting any property of the other Party (or property of a third party located in or on
		that other Party's land), such action may be taken with the prior approval of that other
		Party (such approval, subject to (i) above, not to be unreasonably withheld or delayed).

4.5	The provisions for safety coordination between the Parties
contained in Part 2 of Schedule 3 shall apply.

5.	RELOCATION OF PES's ASSETS

5.1	At any time and from time to time NGC may (with the prior
written consent of the PES (such consent not be unreasonably withheld or delayed)) request the PES to relocate any of the PES's Assets either to a different location on NGC's Land or to the PES's or a third party's land, such consent to be sought given or referred in accordance with the following procedure:-

	5.1.1	NGC shall serve a written notice on the PES, which
notice shall specify:-

		(a)	the PES's Assets (other than the Lines and Cables)
which NGC
			wishes to be relocated;

		(b)	the reasons for such wish;

		(c)	the proposed new location for such assets;

		(d)	the timing of carrying out such relocation;

		(e)	the route of any Ancillary Lines and Cables
required to be
			relocated; and

		(f)	any reasonable conditions with which such
relocation or
			repositioning must comply.

	5.1.2	The PES shall within four months of receipt of any
such notice serve a counter
		notice stating:-

		(a)	whether or not in its reasonable opinion such
Relocation Proposal
			is acceptable to it;

		(b)	if the Relocation Proposal is not acceptable to
the PES, the grounds
			for such opinion and the terms of any alternative proposal ("the
			Alternative Relocation Proposal") covering so far as relevant the
			matters referred to in items (a) to (f) of sub-clause 5.1.1 which
			would be acceptable to the PES; and

		(c)	in  respect of the Relocation Proposal (if
accepted) or of any
			Alternative Relocation Proposals, an estimate
(sufficiently detailed
			having regard to the circumstances) of the proper costs likely to be
			incurred in connection with considering the Relocation Proposal
			or the Alternative Relocation Proposal and effecting the said
			relocation of the PES's Assets and the proper costs of relocating
			any other equipment that may be necessary as a result of the
			relocation of those Assets and the reasonable cost of employing staff
			involved in the relocation and reasonable internal management costs
			and any consequential losses (excluding any relating to operating
			costs) including payments to third parties incurred as a result of the
			relocation of those Assets and the proposed manner and timing
			of payment of the same by the NGC.

	5.1.3	If within one month of the date of such counter
notice (or such longer period as
		may be reasonably necessary) NGC has not withdrawn the Relocation Proposal
		and the Parties have not agreed upon it or the Alternative Relocation Proposal
		(if any) or a variation of either of them and upon the best estimate reasonably
		available of the costs likely to be involved on the basis referred to in Clause
		5.1.2(c) the matter shall be dealt with in accordance with Clause 13.

5.2	Upon approval or settlement of any Relocation Proposal,
Alternative Relocation Proposal or variation thereof pursuant to Clause 5.1 the PES shall proceed diligently to obtain or procure all necessary consents permissions and licences to enable it to relocate the PES's Assets (and any Lines and/or Cables consequently required to be relocated) provided that if the PES having used all reasonable endeavours (including the lodging and pursuing of an appeal to the appropriate authority if there are reasonable grounds for an appeal) shall have failed to obtain such consents permissions and licences as aforesaid then the Relocation Proposal or the Alternative Relocation Proposal or variation thereof shall be of no further effect save that NGC shall not be prevented from making at any other time further Relocation Proposals.

5.3	On receipt of any necessary consents as aforesaid and
provided NGC has taken any necessary steps to facilitate such relocation the PES shall relocate or procure the relocation of the relevant PES's Assets as quickly as reasonably practicable (having regard to, amongst other things, technical and operational requirements and to its obtaining all necessary licences and consents).

5.4	NGC shall pay to the PES all costs incurred pursuant to
Clause 5.1 which shall be (as far as practicable) in line with the estimate agreed or settled pursuant to Clause 5.1 provided that all reasonable endeavours are used to minimise such costs and provided further that in the event the Relocation Proposal is withdrawn by NGC or consent thereto is reasonably withheld by the PES pursuant to Clause 5.1 or the PES shall be unable to obtain all the said necessary consents licences or permission NGC shall within 28 days of demand pay to the PES all costs incurred as aforesaid by the PES in connection with the Relocation Proposal and any Alternative Relocation Proposal.

5.5	The rights and obligations of the parties hereunder shall
continue to apply to any of the PES's Assets as relocated including the provisions of this Clause 5.

6.	RELOCATION OF LINES AND CABLES

6.1	At any time and from time to time NGC may with the prior
written consent of the PES (such consent not be unreasonably withheld or delayed) by notice in writing addressed to the PES require the PES to relocate or re-position the then existing Lines and Cables of the PES (or any or all of such Lines and Cables) which are situated in on over or through NGC's Land (in this paragraph all such Lines and Cables being hereinafter referred to as "the Equipment").

6.2	The said notice to be served by NGC on the PES shall specify
(a) the Equipment which the NGC wishes to be relocated or re-positioned (b) a reasonable time in which such relocation or re-positioning is to be carried out (c) a suitable alternative location or route for the Equipment and (d) reasonable conditions (if any) in which such relocation or re-positioning shall be carried out.

6.3	As soon as possible after receipt of the said notice the PES shall proceed to apply for all necessary consents permissions and licences necessary for the said relocation or re-positioning (hereinafter in this Clause 6 called "the
Consents") using all reasonable endeavours to obtain the same.

6.4	If the PES having used all reasonable endeavours (including
the lodging and pursuing of an appeal to the appropriate authority if there are reasonable grounds for an appeal) shall have failed to obtain the Consents then the said
Notice shall be of no further effect save that NGC shall not be precluded from serving at any other time further notices under this or any other Clause or Sub-clause and save further that NGC shall forthwith reimburse to the PES all costs properly incurred by the PES in connection with the provisions of this Clause 6.

6.5	If the PES shall obtain the Consents the PES shall as soon
as practicable diligently carry out such relocation or re-positioning of the Equipment to the reasonable satisfaction of NGC and shall make good all damage caused by the said relocation or re-positioning of the Equipment.

6.7	From time to time NGC shall pay to the PES all costs (a)
properly incurred by the PES in effecting the said relocation or re-positioning of the Equipment and (b) properly incurred in complying with the obligations under the preceding sub-clauses of this Clause 6 such costs to include any consequential losses (excluding any relating to operating costs) the reasonable cost of employing staff involved in the relocation or re-positioning of the Equipment and the Compliance with the said obligations including reasonable internal management costs such payment(s) to be made within 28 days of receipt by NGC of documentary evidence of the aforesaid costs incurred by the PES.

6.8	The rights and obligations of the Parties hereunder shall
continue to apply to the Equipment as relocated or re-positioned including the provisions of this Clause 6.

7.	REMOVALS

7.1	In the event that there shall cease to be any Supplemental
Connection Agreement relating to any of the PES's Assets on NGC's Land the PES shall remove those of the PES's Assets to which such Supplemental Connection relates (except Ancillary
Cables which shall be made safe) from NGC's Land as quickly as practicable and in any event within the period provided in the Supplemental Connection Agreement for the removal of the PES's Equipment (as therein defined) consequent upon a disconnection (as defined in the Connection Agreement) and shall remedy any damage caused to NGC's Land as a result thereof. The Parties shall negotiate in good faith appropriate arrangements to minimise the effects of the removal.

7.2	In the event that the PES is obliged to remove any of its
Assets from NGC's Land, whether under this Clause 7 or otherwise, and fails to do so in accordance with the relevant provisions, NGC shall be entitled to remove the PES's Assets and the PES shall provide all reasonable assistance to enable NGC safely so to do and shall pay and reimburse to NGC all costs and expenses reasonably incurred by NGC in so doing.

8.	RIGHTS OF ACCESS

8.1	A Right of Access includes the right to bring on to NGC's
Land such vehicles, plant, machinery, tools, equipment and maintenance or construction materials as shall be reasonably necessary for the Permitted Purpose.

8.2	A Right of Access given to the PES may be exercised by any
person, including third party contractors, reasonably nominated from time to time by the PES. To the extent (if any) that any particular authorisation or clearances may be required to be given by NGC and the procedures for giving and obtaining the same are not for the time being stipulated in arrangements made pursuant to Clause 8.3, NGC shall give the same within a reasonable time from the date of the request therefor, save in the case of emergency in which case it shall be given without delay.

8.3	The NGC shall procure that all reasonable arrangements and
provisions are made and/or revised from time to time as and when necessary or desirable to facilitate the safe exercise of the Right of Access with the minimum of disruption, disturbance or inconvenience to both Parties. Such arrangements and provisions may, to the extent that the same is reasonable, limit or restrict the exercise of the Right of Access and/or provide for NGC to make reasonable directions or regulations from time to time in relation to a specified matter. Matters to be covered by such arrangements and/or provision include:-

	(i)	the identification of any relevant PES's Assets;

	(ii)	the particular access routes applicable to the land in
question having particular
		regard for the weight and size limits on those routes;

	(iii)	any limitations on times of exercise of a Right of
Access;

	(iv)	any requirements as to prior notification and as to
authorisation of security
		clearance of individuals exercising such Rights of Access, and procedures
		for obtaining the same;

	(v)	the means of communication to the PES and all employees
and/or contractors
		who may be authorised from time to time by the PES to exercise a Right of
		Access of any relevant directions or regulations made by NGC;

	(vi)	the identification of and arrangements applicable to
Emergency Personnel.

	the PES shall procure that any such arrangements and/or provisions (or directions or
	regulations issued pursuant thereto) properly made from time to time by NGC shall
	be observed and performed by the PES and all persons exercising any Right of Access.

	8.4.1	The PES shall procure that all reasonable steps
are taken in the exercise
		of any Right of Access to:-

		(a)	Avoid or minimise damage to NGC's Land, any other
property
			thereon or therein;
		(b)	cause as little disturbance and inconvenience as
possible to NGC
			or other occupier of NGC's Land.

		and shall promptly make good any damage caused to NGC's
Land and/or such other
		property in the course of the exercise of such rights and shall indemnify NGC
		against all actions, claims, proceedings, losses, costs and demands arising out
		of such exercise.

	8.4.2	Subject to Clause 8.4.1, all Rights of Access
shall be exercisable free of any
		charge or payment of any kind.

8.5	Subject to any contrary arrangements for the time being made under Clause 8.3 to enable a Right to Access to be exercised safely where exceptional circumstances so require

	8.5.1	a Right of Access for operation or inspection
shall be immediately available
		without prior notice and local procedures shall be put in place to provide
		such immediate access;

	8.5.2	a Right of Access for the purpose of maintenance,
adjustment, testing or
		repair of HV apparatus granted in respect of land on which exposed HV
		conductors are sited shall only be exercisable on the giving to NGC of
		at least 7 days prior written notice (or such other notice as may be agreed
		locally or (if less) such notice as may be reasonable in the circumstances)
		except in the case of loss of load or other system emergency (in which
		event NGC shall render all possible assistance in procuring that the Right
		of Access shall be exercisable as soon as possible).
The Parties will make
		local arrangements to ensure that the PES is not delayed in its ability to
		deal with any emergency which has resulted in loss of load or has resulted
		in a reduction in system security;

	8.5.3	a Right of Access for the purpose of Modifying any
of the PES's Assets
		shall be exercisable only after two weeks prior notice to NGC (or such
		other notice as may be agreed locally or (if less) may be reasonable in
		the circumstances).

8.6	NGC shall procure that all reasonable steps are taken in
respect of its use and occupation of NGC's Land to:-

	(i)	avoid or minimise damage to the PES's Assets and to any
Common
		Assets

	(ii)	cause as little disturbance and inconvenience as
possible to the PES
		by such use occupation and operation and shall promptly make good
		any damage so caused to the PES's Assets and/or any Common Assets.

9.	SERVICES AND USE OF COMMON ASSETS

9.1	Subject as hereinafter provided, in relation to each Common
Asset, NGC shall if required by the PES make the Common
Asset in question available for continued use by the PES to at least the same extent as it was available for use by the PES immediately prior to the date of this Agreement.

9.2	Subject as hereinafter provided, in relation to each
Service, NGC shall, if required by the PES, continue to provide the same to the PES. Such provision shall be of such a quality and quantity and shall be provided at such times as the PES shall reasonably request. NGC shall not be required to exceed the level of quality or quantity of the Service normally provided prior to the date of this Agreement unless specifically agreed otherwise between the Parties (such agreement not to be unreasonably withheld or delayed and where appropriate to include a provision for payment for such increased Service) save that with regard to the Services listed in Part 2 of Schedule 5 NGC shall be under no obligation at any time to increase the quality or quantity of any of such Services normally provided prior to the date of this Agreement.

9.3	Where the use of any Common Asset is made available or such
Services are supplied as aforesaid, the Parties shall procure that appropriate arrangements and provisions are made between the local personnel employed by each of them in that regard such arrangements to include:-

	9.3.1	the identification of the Common Assets and/or
Services in question including (where
		relevant) the extent of their availability;
	9.3.2	the hours during which such use or provision shall
be allowed or made;
	9.3.3	any requirements as to notification of use or call
for supply or temporary suspension
		thereof;
	9.3.4	any requirements as to authorisation or security
clearance of individuals and the
		procedure for obtaining the same;
	9.3.5	any safety requirements;
	9.3.6	administration of payment arrangements.

	9.4.1	The provision of use of the Common Assets listed
in Part 1 of Schedule 4 and the
		supply of the Services listed in Part 1 of  Schedule 5
shall not be terminated unless 		NGC ceases to
require the common Asset or Service for its own use in which case
		the supply of the Service or use of the Common Asset may be terminated by not less
		than one year's notice in writing.
	9.4.2	The provision of use of the common Assets listed
in Part 2 of Schedule 4, and the
		supply of those Services listed in Part 2 Schedule 5 shall continue until terminated
		by not less than one year's notice in writing.
	9.4.3	In the event of a termination under Sub-Clauses
9.4.1 and 9.4.2 above if the PES
		still has at the time of such termination a bona fide requirement for the Common
		Asset or Service and shall not be able to obtain an adequate alternative therefor
		whether from a third party or otherwise NGC shall cooperate with the PES so as
		to minimise the effect of such termination on the operations of the PES including
		where practicable the provision of a right to use land for the location of an
		alternative to the Common Asset in question or an alternative source of supply
		for the Service in question provided that (for the avoidance of doubt) any cost
		of the provision of the replacement of the common Asset or Service shall be borne
		by the PES.

9.5	NGC shall maintain the Common Assets in accordance with Good
Industry Practice.

9.6	The PES shall maintain all its relevant assets in such
repair and condition that the level of Services provided does not substantially increase as a result of the lack of repair or condition of the relevant assets.

10.	PAYMENT

10.1	The Parties agree that save as provided in Clause 10.2 the
provision of the use of Common Assets and the provision of Services, shall be free of charge for the purposes of this Agreement.

10.2	the PES agrees to pay NGC for the provision of Insulating
Oil a fee calculated in accordance with the provisions of
Schedule 6.

10.3	Any sums payable under this Agreement shall be payable
together with any Value Added Tax chargeable on the same.
Any costs, expenses or other sums to be repaid or reimbursed to either Party under this Agreement shall include any irrecoverable Value Added Tax paid by that Party in relation to such sums to the extent that no credit is available in respect thereof under Section 15 of the Value Added Tax Act 1983.

10.4	If either Party fails to pay on the due date any amount
properly due under this Licence such Party shall pay to the other interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgment) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time. Interest shall accrue from day to day.

11.	NON-INTERFERENCE

11.1	NGC and the PES agree that neither of them nor their agents, employees and invitees will respectively interfere in any way with any of the PES's Assets or the property and assets of NGC which are located at any time on NGC's Land without the consent of the other Party. For the purposes of this clause "Interfere" shall include:-

	11.1.1	disconnecting or altering the connection of any of
the PES's Asset or the
		property or any asset of NGC to any system of cables,
foundations, pipes,
		drains or other media to which it may be connected from
time to time or
		to prevent supply of any substance or thing through
such connected system;
	11.1.2	affixing or removing any item or substance of any
nature whatsoever to or
		from any of the PES's Assets or the property or any
asset of NGC;
	11.1.3	damaging any of the PES's Assets or the property
or any assets of NGC or
		doing or omitting to do any act or allowing any state
of affairs to subsist as
		a result of which the PES's Assets or the property or
assets of NGC would
		be likely to sustain any material damage;
	11.1.4	allowing any other person to interfere with any of
the PES's Assets;
	11.1.5	alter any meters or settings on any of the PES's
Assets;
	11.1.6	the obstruction of access to any of the PES's
Assets;
	11.1.7	impairing the effectiveness of any gate, fence,
wall alarm system or means
		of keeping out intruders.

11.2	The obligations contained in this Clause 11 shall be
suspended to the extent that emergency action is taken by Emergency Personnel in good faith to protect the health and safety of persons or to prevent damage to property. All reasonable care shall be taken in the course of such emergency action. When the emergency has ended, any damaged property will be reinstated by the Party whose asset gave rise to the emergency, save for damage occurring by reason of lack of reasonable care in the course of the emergency action which shall be the responsibility of the Party taking the emergency action.

11.3	NGC agrees with the PES:-
	(i)	to keep NGC's Land or to procure that it be kept in
such state of repair
		and condition as shall not cause damage to the PES's
Assets and Lines
		and Cables and shall not prevent the PES from
exercising the rights
		granted to it herein or from using the PES's Assets for
the purpose of
		the PES's business.
	(ii)	in the event that NGC intends to carry out any works to
NGC's Land or
		to exercise the rights referred to herein which shall
involve the
		removal or other material interference with any PES's
Asset  (including
		the construction, repair or alteration of any building
or other erection
		on land on which such Asset is situate) and/or any such
works which
		may materially prejudice any of the PES's rights
hereunder in respect
		of the same NGC shall not commence such works until NGC
has given
		notice in writing of its intentions to the PES and (if
necessary) has at the
		NGC's expense made adequate provision to ensure that
the PES's Asset
		is still capable of use by the PES to the same extent
as previously enjoyed.
	(iii)	to permit the PES to display warning notices on
NGC's Land as the
		PES may reasonably require and other notices as the PES reasonably
		requires with the prior written consent of NGC (such consent not to be
		unreasonably withheld and to include reasonable conditions as to
		appearance, size and location) or are required by statute.

12.	CABLE TUNNELS AND LINES AND CABLES

	Any cable tunnels situated under NGC's land shall be kept fully maintained and repaired on the following basis:

	12.1	in the case of cable tunnels containing the HV cables
of one Party only
		maintenance of the whole tunnel shall be the
responsibility of that
		Party;
	12.2	in the case of cable tunnels containing HV cable of
more than one Party
		maintenance of the whole tunnel shall be the
responsibility of the Party
		with the majority in number of such cables for the time
being and the
		cost of such maintenance shall be apportioned between
the Parties
		according to level of use;
	12.3	in the case of cable tunnels containing solely cables
other than HV
		cables maintenance shall be the responsibility of the
Party with the
		majority in number of such cables for the time being
and the cost
		of maintenance shall be apportioned between the Parties
according
		to level of use;
	12.4	to the extent that any part of any cable tunnel for
which the PES is
		responsible in accordance with the above provisions for the
		maintenance thereof is within NGC's Land NGC grants to the PES
		a Right of Access for all purposes necessary to discharge its
		obligations under this Clause 12 and shall give all reasonable
		cooperation and assistance to the PES as may be requisite for the
		proper discharge by the PES of its obligations under this Clause.


13.	DISPUTE RESOLUTION

13.1	Save where expressly stated in this Agreement to the
contrary and subject to any contrary provision of the Act, any Licence, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State for Energy under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under, out of, or in connection with this Agreement between the parties hereto shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

13.2	Whatever the nationality, residence or domicile of the
parties hereto and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in Section 34 thereof) to 1979 (including any modification, extension, replacement or re-enactment thereof for the time being in force) shall apply to any such arbitration wherever the same or any part of it shall be conducted.

13.3	Subject always to Clause 13.5 below, if any tariff customer
(as defined in Section 22(4) of the Act) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one of the Parties (the "defendant contracting party"), and the defendant contracting party wishes to make a third party claim (as defined in Clause 13.4 below) against the other Party ("contracting party") which would but for this Clause 13.3 have been a dispute or difference referred to arbitration by virtue of Clause 13.1 above then, notwithstanding the provisions of Clause 13.1 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the third party and the defendant contracting party but also between either or both of them and the other contracting party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court
Rules 1981) or otherwise as may be ordered by the court.

13.4	For the purpose of this Clause 13 third party claim shall
mean:-

	(a)	any claim by a defendant contracting party against a
contracting
		party (whether or not already a party to the legal
proceedings)
		for any contribution or indemnity; or
	(b)	any claim by a defendant contracting party against such
a
		contracting party for any relief or remedy relating to
or
		connected with the subject matter of the legal
proceedings and
		substantially the same as some relief or remedy claimed
by the
		said tariff customer; or
	(c)	any requirement by a defendant contracting party that
any question
		or issue relating to or connected with the subject matter of the
		legal proceedings should be determined not only as between the
		said tariff customer and the defendant contracting party but also
		as between either or both of them and a contracting party
		(whether or not already a party to the legal proceedings).

13.5	Clause 13.3 above shall apply only if at the time the legal
proceedings are commenced no arbitration has been commenced between the defendant contracting party and the contracting party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.

14.	GOVERNING LAW AND JURISDICTION

14.1	This Agreement shall be governed and construed in all
respects in accordance with English law.

14.2	Subject and without prejudice to clause 13 and to clause
14.4 the Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this clause 14 referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

14.3	Each Party irrevocably waives any objection which it may
have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this clause 14 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

14.4	For the avoidance of doubt nothing contained in the
foregoing provisions of this clause 14 shall be taken as permitting a Party to commence proceedings in the courts where this Agreement otherwise provides for proceedings to be referred to arbitration.

15.	CONFIDENTIALITY

	15.1.1	For the purposes of this Clause 15 except where
the context otherwise requires:-


	"Authorized Recipient," in relation to any Protected
Information, means
		any Business Person who, before the Protected
Information had been
		divulged to him by NGC or any subsidiary of NGC, had been informed
		of the nature and effect of this clause 15 and who requires access to
		such Protected Information for the proper performance of his duties
		as a Business Person in the course of Permitted
Activities;

		"Business Person" means any person who is a Main
Business Person,
		or a Corporate functions Person and "Business
Personnel" shall be
		construed accordingly;

		"Confidential Information" means all data and other information supplied
		to the PES under the provisions of this Agreement;

		"Corporate Functions Person" means any person who:-

		(a)	is a director of NGC; or
		(b)	is an employee of NGC or any of its subsidiaries
			carrying out any administrative, finance or other corporate services of any kind which in part relate
			to the Main Business; or
		(c)	is engaged as an agent of or adviser to or
performs
			work in relation to or services for the Main
Business;

		"Customer" has the same meaning as in the Connection
Agreement;

		"Generation Business" has the same meaning as in the NGC
		Transmission Licence;

		"Main Business" means any business of NGC or any of its subsidiaries as at the Transfer Date (as defined in the
Connection
		Agreement) or which it is required to carry on under the NGC
		Transmission Licence other than the Generation
Business;

		"Main Business Person" means any employee of NGC or any director or employee of its subsidiaries who is engaged solely
		in the Main Business and "Main Business Personnel" shall be
		construed accordingly;

		"Permitted Activities" means activities carried on for the
		purposes of the Main Business;

		"Protected Information" means any information relating to the
		affairs of a Party which is furnished to Business
Personnel
		pursuant to this Agreement unless, prior to such information
		being furnished, such Party has informed the recipient thereof
		by notice in writing or by endorsement on such information,
		that the said information is not to be regarded as Protected
		Information;

		"Supplier" has the same meaning as in the Connection
Agreement.

	15.1.2	For the avoidance of doubt data and other
information which a Party is
		permitted to divulge or publish to the other Party pursuant to this Agreement
		shall not necessarily be regarded as being in the public domain by reason of
		being so discharged or published.

15.2	Confidentiality for NGC and its Subsidiaries.
	NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected Information is not:-

	15.2.1	divulged by Business Personnel to any person
unless that person is
		an Authorised Recipient;
	15.2.2	used by Business Personnel for the purposes of
obtaining for NGC
		or any of its subsidiaries or for any other person:-
		(a)	any electricity licence; or
		(b)	any right to purchase or otherwise require, or to
distribute,
			electricity including rights under any electricity
purchase
			contract (as defined in the NGC Transmission
Licence); or
		(c)	any contract or arrangement for the supply of
electricity
			to Customers or Suppliers; or
		(d)	any contract for the use of any electrical lines
or electrical
			plant belonging to or under the control of a
Supplier; or
		(e)	control of any body corporate which, whether
directly or
			indirectly, has the benefit of any such licence
contract or
			arrangement; and
	15.2.3	used by Business Personnel for the purpose of
carrying on any
		activities other than Permitted Activities

	except with the prior consent in writing of the Party to whose affairs such Protected information relates.

15.3	Nothing in Clause 15 shall apply:-

	15.3.1	to any Protected Information which, before it is
furnished to Business
		Personnel is in the public domain;
	15.3.2	to any Protected Information which, after it is
furnished to Business
		Personnel:-
		(a) 	is acquired by NGC or any subsidiary of NGC in
			circumstances in which this Clause 15 does not
apply; or
		(b)	is acquired by NGC or any subsidiary of NGC in
			circumstances in which this clause 15 does apply
and
			thereafter ceases to be subject to the
restrictions imposed
			by this Clause 15; or
		(c)	enters the public domain
		and in any such case otherwise than as a result of:-
			(i)	a breach by NGC or any subsidiary of NGC of
				its obligations in this Clause 15; or
			(ii)	a breach by the person who disclosed that
				Protected Information of that person's
				confidentiality obligation and NGC or any
				of its subsidiaries is aware of such breach;
or
	15.3.3	to the disclosure of any Protected Information to
any person if NGC or
		any subsidiary of NGC is required or expressly
permitted to make such
		disclosure to such person:-
		(a)	in compliance with the duties of NGC or any
subsidiary
			under the Act or any other requirement of a
Competent
			Authority; or
		(b)	in compliance with the conditions of the NGC
Transmission
			Licence or any document referred to in the NGC
Transmission
			Licence with which NGC or any subsidiary of NGC is
required
			to comply by virtue of the Act or the NGC
Transmission
			Licence; or
		(c)	in compliance with any other requirement of law;
or
		(d)	in response to a requirement of any recognised
stock exchange
			or regulatory authority or the Panel on Takeovers
and Mergers; or
		(e)	pursuant to the Arbitration Rules for the
Electricity Supply
			Industry Arbitration Association or pursuant to
any judicial
			or other arbitral process or tribunal having
jurisdiction in
			relation to NGC or any of its subsidiaries; or
		(f)	in compliance with the requirements of Section 35
of the Act
			and with the provisions of the Fuel Security Code;
or
	15.3.4	to any Protected Information to the extent that
NGC or any of its
		subsidiaries is expressly permitted or required to disclose that information
		under the terms of any agreement or arrangement
(including this Agreement,
		the Grid Code, the Distribution Codes and the Fuel
Security Code as
		defined in the Connection Agreement) with the Party to whose affairs such
		Protected Information relates.

15.4	NGC and its subsidiaries may use all and any information or
data supplied to or acquired by it, from or in relation to
the other Party in performing Permitted Activities including for the following Purposes:-
	15.4.1	the operation and planning of the NGC Transmission
System;
	15.4.2	the calculation of charges and preparation of
offers of terms for
		connection to or use of the NGC Transmission System;
	15.4.3	the operation and planning of the Ancillary
Services Business (as
		defined in the NGC Transmission Licence) and the
calculation of
		charges therefor;
	15.4.4	the operation of the Settlements Business (as
defined in the NGC
		Transmission Licence);
	15.4.5	the provision of information under the British
Grid Systems
		Agreement and the EdF Protocol (as defined in the Connection
		Agreement);
	and may pass the same to subsidiaries of NGC which carry out such activities and the parties hereto agree to provide all information to NGC and its subsidiaries for such purposes.

15.5	NGC undertakes that, having regard to the activities in
which any Business Person is engaged and the nature and
effective life of the Protected Information divulged to him
by virtue of such activities, neither NGC nor any of its
subsidiaries shall unreasonably continue (taking into
account any industrial relations concerns reasonably held by
it) to divulge Protected Information or permit Protected
Information to be divulged by any subsidiary of NGC to any
Business Person
	15.5.1	who has notified NGC or the relevant subsidiary of
his intention to
		become engaged as an employee or agent of any other
person (other
		than of NGC or any subsidiary thereof) who is
		(a)	authorised by licence or exemption to generate,
transmit,
			or supply electricity; or
		(b)	an electricity broker or is known to be engaged in
the
			writing of electricity purchase contracts (as
defined in the
			NGC Transmission Licence); or
		(c)	known to be retained as a consultant to any such
person
			who is referred to in (a) or (b) above; or
	15.5.2	who is to be transferred to the Generation
Business save where NGC or
		such subsidiary could not, in all circumstances reasonably be expected
		to refrain from divulging to such Business Person
Protected Information
		which is required for the proper performance of his duties.

15.6	Without prejudice to the other provisions of this Clause 15
NGC shall procure that any additional copies made of the Protected Information, whether in hard copy or computerised form, will clearly identify the Protected Information as protected.

15.7	NGC undertakes to use all reasonable endeavours to procure
that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.

15.8	Confidentiality other than for NGC and its Subsidiaries.
	15.8.1	The PES hereby undertakes with NGC and its
subsidiaries that it
		shall preserve the confidentiality of, and not directly
or indirectly
		reveal, report, publish, disclose or transfer or use
for its own
		purposes Confidential Information except in the
circumstances
		set out in Clause 15.8.2 or to the extent expressly
permitted by
		this Agreement or with the consent in writing of NGC.
	15.8.2	Exceptions:  the circumstances referred to in
Clause 15.8.1 are:-
		15.8.2.1	where the Confidential Information, before it
is
			furnished to the PES, is in the public domain; or
		15.8.2.2	where the Confidential Information, after it
is
			furnished to the PES:-
			(a)	is acquired by the PES in circumstances in
				which this Clause 15 does not apply; or
			(b)	is acquired by the PES in circumstances in
				which this Clause 15 does apply and there-
				after ceases to be subject to the
restrictions
				imposed by this Clause 15; or
			(c)	enters the public domain and in any such
				case otherwise than as a result of a breach
				by the PES of its obligations in this Clause
				15 or a breach by the person who disclosed
				that Confidential Information of that
person's
				confidentiality obligation; or
		15.8.2.3	if the PES is required or permitted to make
disclosure of
			the confidential Information to any person:-
			(i)	in compliance with the duties of the PES
under
				the Act or any other requirement of a
Competent
				Authority;
			(ii)	in compliance with the conditions of any
Licence
				or any document referred to in any Licence
with
				which the PES is required to comply;
			(iii)	in compliance with any other requirement
of law;
			(iv)	in response to a requirement of any stock
exchange
				or regulatory authority or the Panel on
Takeovers
				and Mergers; or
			(v)	pursuant to the Arbitration Rules for the
Electricity
				Supply Industry Arbitration Association or
pursuant
				to any judicial or other arbitral process or
tribunal
				having jurisdiction in relation to the PES;
or
		15.8.2.4	when Confidential Information is furnished by
the PES to the
			employees, directors, agents, consultants and professional
			advisers of the PES, in each case on the basis set out in the
			sub-clause 15.9.

15.9	With effect from the date of this Agreement the PES shall
adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under Clause 15.8.
These procedures are:-
	15.9.1	the Confidential Information will be disseminated
within the PES only
		on a "need to know" basis;
	15.9.2	employees, directors, agents, consultants and
professional advisers
		of the PES in receipt of Confidential Information will
be made
		fully aware of the PES's obligations of confidence in
relation
		thereto; and
	15.9.3	any copies of the Confidential Information whether
in hard copy
		or computerised form will clearly identify the Confidential
		Information as confidential.

16.	DEALINGS WITH LAND

16.1	Each party agrees that it shall not by any act or default
render the PES's Assets or the assets of NGC on NGC's Land
(as appropriate) liable to any distress, execution or other legal process, and in the event that such assets shall become so liable, shall forthwith give notice of any such proceedings to the other Party and shall forthwith notify any third party instituting any such process of the ownership of such assets.

16.2	If NGC desires to mortgage or charge any of its land or its
interest therein on which any of the PES's Assets are located or if either party desires to mortgage or charge any of its own assets or to enter into any arrangement which, if made, might affect the rights of the other Party expressly granted herein, then that Party shall ensure that the other
Party's assets are not and will not be subject to the rights granted therein and are not and will not be affected by the mortgage, legal charge or other agreement or arrangement, and shall give written notification thereof to the other
Party.

16.3	In the event that NGC shall wish to grant rights over or
dispose of any interest in or change the use of any land to which this Agreement applies NGC shall notify the PES of such wish and fully consult with the PES in respect thereof and shall not grant such rights or make such disposal or change of use subject to and where appropriate with the benefit of this Agreement and where the disposal involves the Common Assets and/or Services shall procure that the party to whom the interests are disposed of shall complete a deed of covenant with the PES in such form as the PES shall reasonably require to enable the PES to continue to have the use of such Common Assets or Services to the same extent as prior to such disposal.

17.	LIMITATION OF LIABILITY

17.1	Save where any provision of this Agreement provides for an
indemnity and save as provided in this sub-clause 17.1 and
sub-clause 17.2 neither party (the "Party Liable") nor its
officers, employees or agents shall be liable to the other
party for loss arising from any breach of this Agreement
other than for loss directly resulting from such breach and
which at the date hereof was reasonably foreseeable as not
unlikely to occur in the ordinary course of events from such breach and which resulted from:-
	17.1.2	physical damage to the property of the other
Party, its officers,
		employees or agents; and/or
	17.1.2	the liability of the other Party to any other
person for loss
		arising from physical damage to the property of such other
		person.

17.2	Nothing in this Agreement shall exclude or limit the
liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified the other Party, its officers, employees or agents, from and against all such and any loss or liability which such other party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable, its officers, employees or agents.

17.3	Save where any provision of this Agreement provides for an
indemnity neither the Party liable, nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to the other party for:-
	17.3.1	any loss of profit, loss of revenue, loss of use,
loss of contract
		or loss of goodwill; or
	17.3.2	any indirect or consequential loss; or
	17.3.3	loss resulting from the liability of such other
Party to any
		other person howsoever and whensoever arising save as provided in sub-clauses 17.1.2 and 17.2.

17.4	The rights and remedies provided by this Agreement to the
parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including without limitation any rights either party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the parties hereby waives in the fullest extent possible all such rights and remedies provided by common law or statute, and releases the Party Liable its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

17.5	Save as otherwise expressly provided in this Agreement, this clause 17 insofar as it excludes or limits liability shall
override any other provision in this Agreement provided that nothing in this clause 17 shall exclude or restrict or
otherwise prejudice or affect any of:-
	17.5.1	the rights, powers, duties and obligations of
either Party which
		are conferred or created by the Act, the NGC
Transmission
		Licence, the PES Licence or the Electricity Supply
Regulations
		1988 or any amendment or re-enactment thereof; or
	17.5.2	the rights, powers, duties and obligations of the
Director or the
		Secretary of State under the Act, any such Licence as aforesaid
		or otherwise howsoever.

17.6	Each of the sub-clauses of this clause 17 shall:-
	17.6.1	be construed as a separate and severable contract
term, and if
		one or more of such sub-clauses is held to be invalid,
unlawful
		or otherwise unenforceable the other or others of such
sub-
		clauses shall remain in full force and effect and shall
continue to
		bind the parties; and
	17.6.2	survive termination of this Agreement.

17.7	Each Party acknowledges and agrees that the other Party
holds the benefit of sub-clauses 17.1 and 17.2 and 17.3 above for itself and as trustee and agent for its officers, employees and agents.

17.8	Each Party acknowledges and agrees that the provisions of
this clause 17 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

18.	INTELLECTUAL PROPERTY

	All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party, its officers, employees, agents or consultants during the currency of this Agreement shall vest in such Party as the sole beneficial owner thereof save where the Parties agree in writing otherwise.

19.	FORCE MAJEURE

	If either Party (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Agreement shall
remain in effect but save as otherwise provided herein the Non-Performing Party's obligations hereunder shall be suspended without liability for a period equal to the
circumstance of Force Majeure provided that:-
	(i)	the Non-Performing Party gives the other Party prompt
notice describing
		the circumstances of Force Majeure, including the
nature of the occurrence,
		its expected duration and the particular obligations
affected by it, and
		thereafter furnishes regular reports with respect
thereto during the period
		of Force Majeure;
	(ii)	the suspension of performance is of no greater scope
and of no longer
		duration than is required by the Force Majeure;
	(iii)	no liabilities of either Party that arose before
the Force Majeure causing
		the suspension of performance are affected as a result
of the Force Majeure;
	(iv)	the non-performing Party uses all reasonable efforts to
remedy its
		inability to perform; and
	(v)	as soon as practicable after the event which
constitutes Force Majeure
		the Parties shall discuss how best to continue their operations so far
		as possible in accordance with this Agreement.

20.	WAIVER

	No delay or omission of NGC or the PES in exercising any right, power, privilege or remedy under this Agreement shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

21.	NOTICES

21.1	Any notice or other communication to be given by one Party
to the other under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party given in Schedule 7 and marked for the attention of the person so given or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause 21 to the Party giving the relevant notice or other communication to it.

21.2	Any notice or other communication to be given by one Party
to the other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first
class prepaid post (airmail if overseas) or telex or
facsimile, and shall be deemed to have been received:-
	21.2.1	in the case of delivery by hand, when delivered;
or
	21.2.2	in the case of first class prepaid post, on the
second day
		following the day of posting or (if sent airmail from overseas) on the firth day following the day of posting; or
	21.2.3	in the case of telex, on the transmission of the
automatic
		answerback of the addressee (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or
	21.2.4	in the case of facsimile, on acknowledgment by the
		addressee's facsimile receiving equipment (where such acknowledgment occurs before 1700 hours on the day of acknowledgment) and in any other case on the day following the day of acknowledgment.

22.	VARIATIONS

	The provisions of Schedules 4 and 5 may be varied form time to time by written memorandum referring to this Clause 22 and signed by an authorised office of each of the parties.
Subject thereto no variations to this Agreement shall be effective unless made by way of supplemental deed.

23.	OVERRIDING PROVISIONS

[23.1]	In the event of any conflict between the obligations of
a successor to NGC or the PES hereunder and their obligations under the NGC Transmission Licence and PES
Licence, the Act, any direction of the Secretary of State for Energy, the Director or ruling of the Monopolies and Mergers Commission, the Grid Code, under any Connection Agreement or under any Supplemental Connection Agreement relating to any of the PES's Assets, the provisions of the NGC Transmission Licence and PES Licence, the Act, the Grid Code, any Connection Agreement or any Supplemental
Connection Agreement relating to any of the PES's Assets, the direction of the Secretary of State for Energy, the Director, or ruling of the Monopolies and Mergers Commission shall prevail and accordingly NGC and the PES respectively shall not be responsible for any failure to perform their respective obligations hereunder to the extent that any such failure is directly attributable to proper compliance with such provisions, rulings or directions.

[23.2	In the event of any inconsistency between the terms of
this Agreement and the terms of an agreement between NGC and Nuclear Electric plc to take effect from 31st March 1990 relating to access to or use of property or equipment affected by a Nuclear Site Licence ("the Nuclear Site
Licence Agreement") a copy of which as been disclosed to the PES prior to the date hereof the terms of the latter shall prevail.

23.3	The PES hereby covenants with NGC to comply with the
provisions of the Nuclear Site Licence Agreement in so far as it affects the PES's Assets and the exercise by the PES of its rights under this Agreement.

23.4	NGC hereby covenants with the PES to comply with the
provisions of the Nuclear Site Licence Agreement insofar as it affects the NGC's Land and the assets of the NGC thereon.]

24.	ASSIGNMENT AND SUB-CONTRACTING

24.1	The PES shall not assign or otherwise deal (in whole or in
part) with its rights hereunder save that the PES may with
the prior written consent of NGC such consent not to be
unreasonably withheld:-
	24.1.1	charge the rights as a whole,
	24.1.2	assign the rights as a whole to a person holding a
Licence granted pursuant
		to section 6(1)(c) or 6(2) of the Act or to a company
of which the PES
		holds beneficially the whole of the issued share
capital or which holds
		the whole of the issued share capital of the PES
	24.1.3	assign the rights as a whole to an assignee which
is contemporaneously
		acquiring a substantial part of the undertaking of the PES in connection
		with the distribution of electricity.

24.2	Each Party shall have the right to sub-contract or delegate
the performance of any of its obligations or duties arising under this Agreement without the consent of the other. The sub-contracting by either Party of the performance of any obligations or duties under this Agreement shall not relieve such Party from the liability for performance of such obligation or duty.

25.	ILLEGALITY AND PARTIAL INVALIDITY

25.1	If at any time any provision of this Agreement should become or be declared unlawful, invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of such provision under the law of any other jurisdiction shall be affected.

25.2	If any part of a provision of this Agreement is or becomes
or is declared invalid, unlawful, illegal or unenforceable but the rest of such provision would remain valid, lawful or enforceable if part of the wording were deleted the provision shall apply with such modifications as may be necessary to make it valid, lawful, enforceable and effective but without affecting the meaning of legality, validity or enforceability of any other provision of this Agreement.

26.	TERM AND TERMINATION

	This Agreement shall continue until none of the PES's Assets are on any part of NGC's Land and no Common Assets or Services are shared by or provided to the PES pursuant to this Agreement.

27	AGREEMENT AS TO ASSETS, SERVICES AND COMMON ASSETS


27.1	The parties shall within twelve months of the date hereof
agree on the following:-
	27.1.1	The PES's Assets which are actually on NGC's Land
as at the
		date hereof and,
	27.1.2	the Services and Common Assets which are on NGC's
Land
		and are required by the PES as at the date hereof,
	27.1.3	the Lines and Cables belonging to the PES and the
routes
		thereof which are on and/or under NGC's Land as at the
		date hereof,
	27.1.4	in respect of the Services agreed upon pursuant to
the preceding
		sub-clause of the kind specified in Part 2 of Schedule
5 details
		of the level of quality or quantity of such Service as at the
		date hereof.

27.2	If the Parties fail to agree any of the matters referred to
in this Clause either may refer the same for resolution in accordance with Clause 13 at any time after a disagreement arises.

28.	REGISTRATION AND MEMORANDUM

28.1	Where any or all of NGC's Land is registered or NGC's
interest therein is subject to compulsory registration at H.M. Land Registry NGC agrees to apply to the Chief Land Registrar for the registration as appropriate of the rights and obligations granted by or contained in this Agreement and further agrees to place on deposit at H.M. Land Registry all relevant Land or Charge Certificates to enable such registration to be effected as and when such Land or Charge Certificate are available.

28.2	Where any of NGC's Land is not so registered or subject to
compulsory registration, NGC is entitled to procure within six months of the date hereof that a memorandum of this agreement is endorsed on or otherwise securely attached to the most recent conveyance (in the case of a freehold interest) or the lease under or pursuant to which NGC holds
NGC's land.

29.	ENTIRE AGREEMENT

29.1	This Agreement contains or expressly refers to the entire
agreement between the Parties with respect to the subject-matter hereof, and expressly excludes any warranty condition or other undertaking implied at law or by custom, and supersedes all previous agreements and understandings between the Parties with respect thereto and each of the Parties acknowledges and confirms that it does not enter into this Agreement in reliance on any representation, warranty or other undertaking not fully reflected in the terms of this Agreement.

29.2	The parties acknowledge that each of them may have entered
or may enter into agreements with any generating company (as defined in the Act) containing similar rights and/or liabilities to those contained in this Agreement affecting the PES's Assets NGC's Land and any assets thereon. The
Parties shall, when entering into such agreement with any of the said generating companies, use reasonable endeavours to avoid conflicts between the provisions thereof and the provisions of this Agreement but in the event of any conflict the Parties shall procure that appropriate arrangements are made to settle the same to give full effect
(so far as practicable) to the rights and liabilities under this Agreement and under such other agreements as aforesaid.
Where relevant the provisions of Clause 8.3 shall apply. In the event of any dispute as to such conflict and/or arrangements the dispute shall be dealt with in accordance with Clause 13.

IN WITNESS whereof this Agreement has been entered into under seal the day and year first above written.



SCHEDULE 1


The PES's Assets on NGC's Land


Assets of the following kind:-

(a)	HV Apparatus including/comprising busbar isolators, circuit
breaker, earth switch,
	current transformer, voltage transformer

(b)	Termination Apparatus including/comprising overhead
connection tension
	insulators and downdroppers/HV cable and sealing ends

(c)	Protection, control and alarm apparatus (including
associated panels and
	multicore cabling)

(d)	Intertrip apparatus

(e)	Standby diesels

(f)	Connections to compressed air and oil installations

(g)	Sections of water washing installations

(h)	Spares excluding Strategic Spares

(i)	Metering equipment

(j)	Aerials

(k)	MV supply cables and apparatus

(l)	Batteries and associated apparatus

(m)	Telecommunications apparatus

(n)	Cathodic protection


To the extent not included as part of such assets the same shall be deemed to include all control and auxillary cables and associated terminations pipes and ducts and other auxillary equipment exclusively serving the same.



SCHEDULE 2


NGC'S Land

[Site address]


SCHEDULE 3


Security Details (Cl. 4)


Part 1



1.	NGC Land
	Security of NGC Site Compounds will be maintained in accordance with the Electricity Supply Regulations 1988.
All buildings not enclosed within a site compound fence will be securely locked to restrict unauthorised access. A local management instruction will apply to the issue of security keys.

Part 2

Plant MV LV Apparatus Safety Coordination Procedures (Cl. 4.5)


(1)	In this Schedule:-

	"Apparatus"		means all equipment in which electrical
conductors are
				used, supported or of which they may form a
part;

	"Connection Site"	shall have the meaning given to it in
the Grid Code;

	"Existing Rules"		means the rules, procedures or
current arrangements for
				and relating to safety coordination across
boundaries
				(to permit work to or testing on the system
of one of the
				Parties which, for this to be done safely,
requires
				isolation and/or other precautions on Plant
and/or MV
				and/or LV Apparatus whether at, adjacent to
or remote
				from the location of the work or testing)
which are in
				force followed or complied with at NGC's Land
at the
				date of this Agreement;

	"Low Voltage" or "LV"	means a voltage not exceeding 250
volts;

	"Medium Voltage" 	means a voltage exceeding 250 volts but
not exceeding
	or "MV"		650 volts;

	"Plant"			means fixed and moveable items used in
the generation
				and/or supply and/or transmission and/or
distribution
				of electricity, other than Apparatus.

(2)	The Parties will continue to comply with the Existing Rules
pending any agreed modifications thereto.

(3)	The Parties will arrange for the Existing Rules (if not
already in writing) to be written down, and in any event, to be agreed between the person or persons responsible on behalf of the relevant Parties for the coordination of safety at each Connection Site(s).


SCHEDULE 4


Common Assets (Cl. 9.1)


Part 1



		(a)	Batteries

		(b)	Earthing Systems

		(c)	Telemetering Equipment

		(d)	Connections to insulating oil and SF6 gas
			installations

		(e)	Miscellaneous MV/LV cabling



Part 2


		(a)	Communicating Equipment (excepting Telemetering
Equipment)

		(b)	Site lighting



SCHEDULE 5


Shared Services (Cl. 9.2)


Part 1


			(a)	AC and DC electrical supplies

			(b)	Compressed air for switchgear operation

			(c)	 Water supplies

			(d)	Insulating Oil

			(e)	Fire fighting systems and use of adjacent
fire hydrants

			(f)	Use of system for transporting insulating oil

			(g)	Use of system for transporting Sulphur
hexafluoride


Part 2


			(a)	Toilet facilities

			(b)	Canteen facilities

			(c)	Public telephones

			(d) 	Cranes and lifting equipment

			(e)	Security alarm systems

SCHEDULE 6


Charges for the Provision of Services


	The charges to be made by NGC for the supply of Insulating Oil shall be a proper charge having regard to the quantity of the supply which charge shall be agreed locally from time to time.


SCHEDULE 7


Addresses, Fax Nos., etc. (Cl. 21.)